UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

WEALTH BUILDING OPPORTUNITY

Ohio National Fund, Inc.

Semiannual Report

JUNE 30, 2013

Ohio National Fund, Inc.

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	2

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments for each of the Fund’s Portfolios (Unaudited):

Equity Portfolio	3

Money Market Portfolio	7

Bond Portfolio	9

Omni Portfolio	14

International Portfolio	19

Capital Appreciation Portfolio	24

Millennium Portfolio	29

International Small-Mid Company Portfolio	33

Aggressive Growth Portfolio	38

Small Cap Growth Portfolio	41

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	49

Strategic Value Portfolio	56

High Income Bond Portfolio	59

Capital Growth Portfolio	69

Nasdaq-100® Index Portfolio	74

Bristol Portfolio	78

Bryton Growth Portfolio	81

U.S. Equity Portfolio	84

Balanced Portfolio	87

Income Opportunity Portfolio	93

Target VIP Portfolio	97

Target Equity/Income Portfolio	101

Bristol Growth Portfolio	104

Statements of Assets and Liabilities (Unaudited)	107

Statements of Operations (Unaudited)	110

Statements of Changes in Net Assets (Unaudited)	113

Financial Highlights (Unaudited)	119

Notes to Financial Statements (Unaudited)	131

Additional Information (Unaudited)	156

Information About Directors and Officers (Unaudited)	160

President’s Message

Dear Investor:

In the first half of 2013, the equity markets behaved much as they did in 2012, except even better. The first quarter of both years produced higher returns. While both second quarters produced smaller or even negative returns, the latter portion of those quarters was strong. In 2012, this continued into the third quarter. Let’s hope for a continuation of that pattern. Fortunately, there are no signs of concern.

In many ways, the first half of 2013 was better than the first half of 2012. Returns were higher (the S&P 500® Index was up 13.81 percent on June 30, 2013 compared to 9.5 percent at this same time in 2012) and volatility was 25 percent lower. So, what has fueled this equity market run-up that has left the S&P 500® Index 180 points higher than the pre-financial crisis high, and 930 points above the financial crisis low (a 160 percent return)? The answer: a combination of good fundamentals and some unusual circumstances.

As I said in my last President’s Message, earnings strength is the backbone of equity market support. This year, earnings have been reasonably good. Additionally, reports from some companies with lower than expected second quarter earnings (e.g., Google, Microsoft, Intel, Phillip Morris and Samsung), as well as an unusually high number of negative revisions, were quickly forgotten by the marketplace. Good fundamentals have helped fuel the market rise.

Meanwhile, a number of unusual circumstances have had a more interesting effect on the market. The first is our political situation. There was concern last year that the U.S. government would become unable to pay its current obligations, resulting in another debate around raising the debt ceiling. While the market generally does not like uncertainty surrounding political and fiscal issues, this could have led to negotiations and a grand bargain to avoid the fiscal cliff. What resulted was sequestration – designed to be the most unfavorable outcome – and accompanying concerns of economic calamity.

However, with increasing tax revenue from a growing economy and reduced expenditures from sequestration, there is more talk now about budget surpluses than budget deficits. In fact, the budget surplus in June was $117 billion, the biggest June surplus on record. Government receipts were up 10 percent, including payments from Fannie Mae and Freddie Mac, both of which received government support during the financial crisis. Both are now returning billions to the U.S. Treasury, indicating that the rescue of Fannie Mae and Freddie Mac may turn out to have been a good investment after all. While positive, this was more an accident than good economic planning, and it has allowed the market to focus on the fundamentals.

Additionally, sequestration has been more benign than was originally predicted. The only widely reported problem was a widespread delay in air traffic, caused by furloughing air traffic controllers. This problem was fixed within a few days primarily by reversing that decision. As we move forward, however, more people will become affected by the cuts. It is unclear whether this situation will lead to a rollback of the sequestration. Rolling back all, or a portion of, sequestration without other spending reductions may lead to greater deficits and put us back on the path to another fiscal cliff. This kind of uncertainty is never well received by the market.

The Federal Reserve’s activity to stimulate the economy is another interesting and unusual circumstance. Since the financial crisis, the Fed has been introducing liquidity into the financial system to keep interest rates low and to stimulate the economy. As the economy continues to grow modestly, the question now becomes: when will this stimulus end? The short answer: it will end when it is no longer needed.

1

The impact of the stimulus on the market is what I call the “bad news is good news and good news is bad news” effect. When there is positive economic news, the market reacts negatively, because investors fear the Fed’s stimulus is nearing its end. When there is negative economic news, the market reacts positively because the “easy money days” will continue. While counter-intuitive, this behavior makes sense. However, ongoing stimulus is not sustainable.

Fortunately, with the reduction in market volatility, it has become easier for equity managers to find good performance and outperform their benchmarks. Some of the strong Ohio National Fund, Inc. performers in the first half of 2013 include the Equity Portfolio, managed by Legg Mason Capital Management, LLC, and the Omni and Bristol Portfolios, managed by Suffolk Capital Management, LLC.

Fixed income managers have not had as easy a time because rising interest rates, which began to occur in the second quarter, make positive fixed income returns more difficult to achieve. This is expected to continue as we get closer to the time when the Fed announces an easing of its easy money policy, and interest rates will almost certainly rise further.

While the economy is improving, volatility is lessening and interest rates are slowly rising, unusual circumstances such as the ones I described will continue to evolve. How they will affect the market is uncertain, but there is no indication of concern as we look ahead to the second half of 2013. As always, it is important to consult your financial adviser to make sure your assets are appropriately positioned.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your investment needs.

Sincerely,

Christopher A. Carlson

President

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Christopher A. Carlson, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Julie T. Thomas, Chief Compliance Officer

Catherine E. Gehr, Assistant Treasurer

Emily Bae, Assistant Secretary

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

2

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of June 30, 2013

Average Annual Returns:
One year	25.32%
Five years	3.81%
Ten years	2.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Equity Portfolio returned 15.32% versus 13.82% for the current benchmark, the S&P 500 Index.

Relative out-performance was primarily driven by security selection and sector allocation, with overweight positions in Financials, Consumer Discretionary and Health Care generating the largest contributions. At the security level, Celgene Corp., MetLife, Inc., Marvell Technology Group Ltd., JPMorgan & Chase Co. and United Continental Holdings, Inc. were the largest contributors to performance, while the biggest detractors included Apple, Inc., Cognizant Technology Solutions Corp., F5 Networks, Inc., Teradata Corp. and CONSOL Energy, Inc. (1)

The start of 2013 echoed the beginning of 2012 as stocks again posted double-digit returns. This pushed the S&P 500 Index and the Dow Jones Industrials Average to all-time highs despite concerns of low growth, the European debt crisis, and tightening government budgets. Just as calendars flipped the page to January 2013, Congress passed a bill to avoid the “Fiscal Cliff.” Included were a slew of new tax amendments, including a boost to capital gains taxes, estate taxes and dividend taxes on the wealthy. Meanwhile, a provision in the bill delayed the across-the-board spending cuts by two months, a sequestration that would last through the majority of the quarter.

As the year progressed, companies posted strong earnings and economic indicators pointed to the continuing recovery. For the quarter, 65% of S&P 500 companies beat consensus earnings estimates, while 25% missed, and 10% met expectations. Information Technology, Consumer Discretionary and Consumer Staples boasted the highest “beat rates”, while Telecommunication Services, Materials and Utilities missed more often. The economy added 219,000 jobs in December, followed by increases of 148,000 in January, 268,000 in February and 88,000 in March, which collectively drove the unemployment rate down to a four-year low of 7.6%. Housing starts were above 900,000 for all three monthly reports during the quarter, the first time in nearly five years. Building permits were similarly strong, supporting the robust recovery in the housing market.

In response to the low-rate environment and broad recovery, merger & acquisition activity picked up in the quarter. Berkshire Hathaway joined a partnership to purchase Heinz for $23 billion, Dell announced an agreement to go private in a $24.4 billion leveraged buyout, led by founder Michael Dell, and General Electric sold NBC Universal to Comcast for $16.7 billion.

Despite increased volatility, concerns about the Federal Reserve “tapering” easing programs and spiking U.S. Treasury yields, stocks advanced again during the second quarter of 2013, ultimately setting new all-time highs. Strong economic data led stocks higher early in the quarter. Notably, the economy added roughly 600,000 jobs, housing starts achieved an annualized rate over one million, and consumer confidence reached its highest level since summer 2007. Additionally, the European Central Bank (ECB) President Mario Draghi decided to cut the main lending rate from 0.75% to 0.50% as nearly every European Union country, including Germany, struggled to find economic growth. After stocks hit all-time highs on May 21, equity volatility increased, U.S. Treasury yields surged, and 30-year mortgage rates soared as the Federal Reserve indicated that quantitative easing programs may be tapered.

Although the Federal Reserve’s monetary policy-setting committee left the target short-term interest rate unchanged at 0% to 0.25% and maintained the $85 billion per month bond buying program, Chairman Ben Bernanke said the central bank may start reducing asset purchases later this year, and end them in mid-2014, if the economy continues to improve in line with the Federal Reserve’s projection. Equities subsequently sold off, the VIX index jumped from 12 to 20, the benchmark 10-year Treasury rate jumped 98 bps to a two-year high of 2.61%, and 30-year mortgage rates surged 118 bps to a high of 4.58%. Elsewhere in capital markets, gold plunged 23% in the second quarter and a late jump in oil markets moved the price of a barrel to nearly $100.

Apple, Inc.’s fourth-quarter slide persisted into the first quarter of 2013 as investors continued to worry about the sustainability of the technology giant’s margins and recent meteoric growth. In January, management issued top- and bottom-line guidance well short of expectations, which is not uncommon for the normally conservative management team. However, management disclosed that guidance going forward would reflect targets “likely to be achieved” rather than its typical conservative numbers, causing the stock to sell off. Apple, Inc. reported better-than-expected revenue and earnings for its fiscal second quarter ending in March and announced a $100 billion dividend and share repurchase program to run through 2015. However, underperformance continued in the second quarter due to the lack of new blockbuster devices and shrinking profitability from its current product suite. Customer loyalty remains very high among iPhone owners but Apple, Inc. is failing to grab its historically high share of new smart phone buyers due to the lack of any new products for several years. Apple, Inc. indicated that new products will be unveiled in the fall, which disappointed some investors looking for new products this summer. Concerns about Apple, Inc.’s profitability in the absence of a product refresh are real, but the embedded expectations of single-digit revenue growth and sharp margin declines overstate the business risk, creating an opportunity for patient investors to buy shares of a great consumer-electronic franchise at attractive prices. (1)

After recording modest gains in the first quarter, shares of Cognizant Technology Solutions Corp. lost ground throughout April due to a comprehensive immigration bill that, if passed by Congress, would prohibit companies from hiring immigrants with H-1B visas unless 50% of employees are U.S. citizens. Cognizant Technology Solutions

3	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Corp.’s stock sold off on the news as the company would experience labor shortages, wage increases and business flow disruption. We reduced the position to appropriately reflect the heightened regulatory risk, and plan to monitor the situation as it plays out. At present, we are maintaining exposure to Cognizant Technology Solutions Corp. as we are seeing the beginning of a cyclical recovery evidenced by more than 20% year-over-year growth in several key segments as well as substantial improvement in Europe. (1)

Shares of network equipment provider F5 Networks, Inc. detracted from relative performance after pre-announcing quarterly results well below consensus estimates. Quarterly sales were below the low end of management’s earlier guidance and earnings came in 13% under the company’s forecast. The company’s management blamed the poor results on weak federal and telecommunication spending and the lumpiness of high-dollar capital purchases. Additionally, customers likely delayed purchases in the face of F5 Network, Inc.’s rollout of new product lines. Positively, the enterprise side of the business performed to expectations. We continue to believe the company’s shares are undervalued as fundamentals are showing signs of bottoming, the upcoming product cycle presents a top-line opportunity, and the operating leverage in the business should significantly help grow earnings. (1)

Shares of Celgene Corp. surged nearly 50% in the first quarter of 2013 after management reported positive phase III test results for two key pipeline drugs and issued bullish long-term earnings guidance. Psoriasis treatment Apremilast is expected to receive approval in the second half of the year after proving statistically significant in phase III testing, while pancreatic cancer drug Abraxane recently received approval. Each drug is projected to drive over $1 billion in sales. These announcements coincided with subsiding concerns over label expansion opportunities for the company’s flagship drug, Revlimid. With these updates, company management issued forecasts for earnings per share between $13 and $14 in 2017, outpacing street estimates and implying a 20% compound annual growth rate for earnings. Despite the recent rally, we believe the company’s shares have more room to run if management can meet these projections, as they trade at only 9 times these 2017 figures. (1)

MetLife, Inc. shares contributed to the Portfolio’s out-performance during the first half of the year thanks to an unexpected 50% increase in its quarterly dividend in April, consensus-beating results for both the fourth and first quarter, and rising interest rates. The dividend increase indicates management’s expectation that regulators may take a more nuanced approach to evaluating MetLife, Inc. as a systematically important financial institution (SIFI). This is important because subjecting MetLife, Inc., an insurer, to the same capital standards as a bank would reduce its ability to return capital to shareholders. MetLife, Inc. shares advanced further after the company posted better-than-expected first-quarter results thanks to strong performance across all business units. Rising interest rates during May and June also boosted shares because higher rates reduce the present value of the company’s outstanding liabilities. Although shares of MetLife, Inc.’s have climbed to nearly a five-year high, they still trade at a discount to their peers in terms of price-to-earnings and price-to-book multiples, which we believe is unwarranted given MetLife, Inc.’s strong fundamentals and a favorable macro environment. (1)

Marvell Technology Group Ltd. stock has returned more than 60% so far this year after trumping washed-out earning expectations two quarters in a row. Most recently, management guided for a robust 8% sequential increase in revenue that was better than many expected. Our investment case is playing out in that the storage business is now stable with share gains in hard disc drives and strong momentum in its emerging solid state drive business, and management continues to return more than 100% of free cash flow to shareholders. Additionally, we believe ruling updates on the potential payout in the Carnegie Mellon patent litigation have set the stage for a reduction in damages. The improving business fundamentals and updated litigation outlook should provide more upside to the stock from current levels, in our opinion. (1)

In this past quarter, the risk-free rate surged as bonds were punished with outflows, major indices hit all-time highs, the equity risk premium subsided, and the valuation multiples expanded after several straight quarters of strong corporate earnings. Despite these factors and several years of strong realized equity returns, we continue to find very attractive price-to-value gaps within the equity market. Financials stocks highlight this group, as they will benefit from the higher rates that should accompany an improving economy and relaxing Federal Reserve. Information Technology has also been a major return laggard since last year, as investors grapple with the major structural shift from PC- to cloud-based architectures. The lowered expectations in Information Technology are creating attractive opportunities to buy inexpensive growth options. Beyond cyclical areas, Health Care remains the most attractively valued group in our view, and we continue to find good long-term expectations gaps. Conversely, we remain underweight within the most bond-like equity areas such as Utilities, Telecommunication Services and selected Consumer Staples. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	97.9
Money Market Funds and Other Net Assets	2.1

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. JPMorgan Chase & Co.	4.1
2. Apple, Inc.	3.9
3. Chevron Corp.	3.1
4. MetLife, Inc.	3.0
5. McDonald’s Corp.	3.0
6. Citigroup, Inc.	2.9
7. UnitedHealth Group, Inc.	2.8
8. Ford Motor Co.	2.7
9. Medtronic, Inc.	2.7
10. Microsoft Corp.	2.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	20.6
Health Care	18.9
Information Technology	18.9
Consumer Discretionary	13.4
Industrials	11.1
Energy	9.4
Consumer Staples	3.6
Materials	2.0

97.9

5

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 97.9%		Shares	Value
CONSUMER DISCRETIONARY – 13.4%
Ford Motor Co. (Automobiles)		352,320	$5,450,390
McDonald’s Corp. (Hotels, Restaurants & Leisure)		61,200	6,058,800
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	15,650	4,345,848
Groupon, Inc. (Internet & Catalog Retail)	(a)	287,000	2,439,500
Viacom, Inc. Class B (Media)		62,210	4,233,390
Target Corp. (Multiline Retail)		62,900	4,331,294

			26,859,222

CONSUMER STAPLES – 3.6%
Dr Pepper Snapple Group, Inc. (Beverages)		61,200	2,810,916
Colgate-Palmolive Co. (Household Products)		78,000	4,468,620

			7,279,536

ENERGY – 9.4%
Halliburton Co. (Energy Equip. & Svs.)		81,370	3,394,756
Chevron Corp. (Oil, Gas & Consumable Fuels)		52,200	6,177,348
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		76,980	2,086,158
Phillips 66 (Oil, Gas & Consumable Fuels)		53,490	3,151,096
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	108,310	3,956,564

			18,765,922

FINANCIALS – 20.6%
Fifth Third Bancorp (Commercial Banks)		244,200	4,407,810
Wells Fargo & Co. (Commercial Banks)		121,800	5,026,686
Capital One Financial Corp. (Consumer Finance)		70,000	4,396,700
Citigroup, Inc. (Diversified Financial Svs.)		121,600	5,833,152
JPMorgan Chase & Co. (Diversified Financial Svs.)		155,400	8,203,566
Genworth Financial, Inc. Class A (Insurance)	(a)	349,800	3,991,218
Hartford Financial Services Group, Inc. (Insurance)		108,500	3,354,820
MetLife, Inc. (Insurance)		132,690	6,071,894

			41,285,846

HEALTH CARE – 18.9%
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	78,530	1,373,490
Celgene Corp. (Biotechnology)	(a)	34,900	4,080,159
Medtronic, Inc. (Health Care Equip. & Supplies)		104,100	5,358,027
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	60,710	3,745,200
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		86,700	5,677,116
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	85,230	3,494,430
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		100,500	5,021,985
Merck & Co., Inc. (Pharmaceuticals)		88,710	4,120,579
Pfizer, Inc. (Pharmaceuticals)		181,500	5,083,815

			37,954,801

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 11.1%
United Technologies Corp. (Aerospace & Defense)		53,400	$4,962,996
United Continental Holdings, Inc. (Airlines)	(a)	132,840	4,156,564
Emerson Electric Co. (Electrical Equip.)		43,570	2,376,308
PACCAR, Inc. (Machinery)		60,725	3,258,504
Parker Hannifin Corp. (Machinery)		39,300	3,749,220
Norfolk Southern Corp. (Road & Rail)		52,000	3,777,800

			22,281,392

INFORMATION TECHNOLOGY – 18.9%
F5 Networks, Inc. (Communications Equip.)	(a)	44,600	3,068,480
Apple, Inc. (Computers & Peripherals)		19,995	7,919,620
EMC Corp. (Computers & Peripherals)		166,500	3,932,730
eBay, Inc. (Internet Software & Svs.)	(a)	70,000	3,620,400
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	87,300	2,170,278
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	57,320	3,588,805
Teradata Corp. (IT Svs.)	(a)	79,550	3,995,797
Marvell Technology Group Ltd. (Semiconductors & Equip.)		142,690	1,670,900
Texas Instruments, Inc. (Semiconductors & Equip.)		71,650	2,498,436
Microsoft Corp. (Software)		154,200	5,324,526

			37,789,972

MATERIALS – 2.0%
LyondellBasell Industries NV Class A (Chemicals)		60,900	4,035,234

Total Common Stocks (Cost $158,314,514)			$196,251,925

Money Market Funds – 2.1%		Shares	Value
Fidelity Institutional Money Market Funds
Money Market Portfolio – Class I		4,289,000	$4,289,000

Total Money Market Funds (Cost $4,289,000)			$4,289,000

Total Investments – 100.0% (Cost $162,603,514)	(b)		$200,540,925
Other Assets in Excess of Liabilities – 0.0%			8,947

Net Assets – 100.0%			$200,549,872

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

6

Ohio National Fund, Inc.	Money Market Portfolio

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Commercial Paper (2)	63.7
U.S. Government Agency Issues	3.7
U.S. Treasury Obligations	4.5
Money Market Funds and Other Net Assets	28.1

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1)

% of Net Assets
1. U.S. Bank 0.050%, 07/01/2013	4.5
2. Prudential Funding LLC 0.040%, 07/01/2013	4.5
3. Nestle Capital Corp. 0.005%, 07/03/2013	4.5
4. Exxon Mobil Corp. 0.070%, 07/02/2013	4.5
5. Pfizer, Inc. 0.040%, 07/05/2013	4.5
6. Praxair, Inc. 0.060%, 07/08/2013	4.5
7. Wal-Mart Stores, Inc. 0.060%, 07/09/2013	4.5
8. Chevron Corp. 0.060%, 07/10/2013	4.5
9. E.I. du Pont de Nemours & Co. 0.070%, 07/11/2013	4.5
10. Toyota Motor Credit Corp. 0.070%, 07/12/2013	4.5

(1)	Composition of Portfolio subject to change.

(2)	Sectors:

% of Net Assets
Financials	21.0
Consumer Staples	16.5
Energy	9.0
Materials	9.0
Health Care	8.2

63.7

7

Ohio National Fund, Inc.	Money Market Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Commercial Paper – 63.7%		(b) Rate	Maturity	Face Amount	Amortized Cost
CONSUMER STAPLES – 16.5%
Coca-Cola Co. / The (Beverages)	(a)	0.060%	07/26/2013	$5,000,000	$4,999,791
Coca-Cola Co. / The (Beverages)	(a)	0.100%	08/22/2013	5,000,000	4,999,278
Wal-Mart Stores, Inc. (Food & Staples Retailing)	(a)	0.060%	07/09/2013	12,000,000	11,999,840
Nestle Capital Corp. (Food Products)	(a)	0.005%	07/03/2013	12,000,000	11,999,997
Procter & Gamble Co. / The (Household Products)	(a)	0.060%	07/08/2013	7,000,000	6,999,918
Procter & Gamble Co. / The (Household Products)	(a)	0.070%	07/31/2013	3,000,000	2,999,825

					43,998,649

ENERGY – 9.0%
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		0.070%	07/02/2013	12,000,000	11,999,977
Chevron Corp. (Oil, Gas & Consumable Fuels)	(a)	0.060%	07/10/2013	12,000,000	11,999,820

					23,999,797

FINANCIALS – 21.0%
U.S. Bank (Commercial Banks)		0.050%	07/01/2013	12,000,000	12,000,000
Toyota Motor Credit Corp. (Consumer Finance)		0.070%	07/12/2013	12,000,000	11,999,743
American Honda Finance Corp. (Consumer Finance)		0.070%	07/23/2013	10,000,000	9,999,572
General Electric Capital Corp. (Diversified Financial Services)		0.050%	07/05/2013	10,000,000	9,999,944
Prudential Funding LLC (Insurance)		0.040%	07/01/2013	12,000,000	12,000,000

					55,999,259

HEALTH CARE – 8.2%
Pfizer, Inc. (Pharmaceuticals)	(a)	0.040%	07/05/2013	12,000,000	11,999,947
Johnson & Johnson (Pharmaceuticals)	(a)	0.050%	07/09/2013	10,000,000	9,999,889

					21,999,836

MATERIALS – 9.0%
Praxair, Inc. (Chemicals)		0.060%	07/08/2013	12,000,000	11,999,860
E.I. du Pont de Nemours & Co. (Chemicals)	(a)	0.070%	07/11/2013	12,000,000	11,999,767
					23,999,627

Total Commercial Paper (Cost $169,997,168)					$169,997,168

U.S. Government Agency Issues – 3.7%		Rate	Maturity	Face Amount	Amortized Cost
Federal Home Loan Bank		0.045%	07/26/2013	$10,000,000	$9,999,688

Total U.S. Government Agency Issues (Cost $9,999,688)					$9,999,688

U.S. Treasury Obligations – 4.5%		Rate	Maturity	Face Amount	Amortized Cost
U.S. Treasury Bill		0.030%	08/01/2013	$12,000,000	$11,999,690

Total U.S. Treasury Obligations (Cost $11,999,690)					$11,999,690

Money Market Funds – 11.2%				Shares	Value
Federated Prime Cash Obligations Fund – Institutional Class				10,000,000	$10,000,000
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				10,000,000	10,000,000
First American Prime Obligations Fund – Class Z				10,000,000	10,000,000

Total Money Market Funds (Cost $30,000,000)					$30,000,000

Total Investments – 83.1% (Cost $221,996,546)	(c)				$221,996,546
Other Assets in Excess of Liabilities – 16.9%					44,993,838

Net Assets – 100.0%					$266,990,384

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Section 4 (2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2013, the value of these securities totaled $89,998,072, or 33.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Rate represented is the effective yield at the time of purchase.

(c)	Represents cost for federal income tax and financial reporting purposes. See also Note 2 regarding the use of amortized cost for valuation of instruments in this Portfolio.

The accompanying notes are an integral part of these financial statements.

8

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of June 30, 2013

Average Annual Returns:
One year	0.55%
Five years	5.29%
Ten years	4.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Bond Portfolio returned -2.72% versus -3.34% for the current benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had negative returns because U.S. Treasury yields increased and credit spreads widened during the six-month period. The ten-year Treasury yield increased 73 basis points and the credit spread of the Index widened 13 basis points. Treasury yields increased because the Federal Reserve hinted that it may begin to reduce its monthly purchases of mortgage-backed and Treasury securities. Credit spreads widened because investors feared that a reduction in the Federal Reserve’s bond buying program would result in a weakening of the U.S. economy.

The Portfolio outperformed the Index by 62 basis points for the six-month period primarily because the duration of the Portfolio was approximately 1.5 years shorter than the Index during a time when Treasury yields rose and credit spreads widened. Having a shorter duration resulted in less bond price depreciation than the Index as Treasury yields increased.(1)

Several industry weightings had an impact on relative performance versus the Index but this impact was less than the impact from differences in duration between the Portfolio and the Index. The Portfolio was over-weighted in electric utilities by approximately 6% and this benefited performance because electric utilities outperformed during the period. The slight over-weightings in brokerage, insurance, REITs and consumer cyclicals similarly benefited performance because these industries also performed well. The approximate 10% under-weighting in banks had a minor negative impact on relative performance because banks slightly outperformed during the six-month period. The under-weighting in Telecommunication Services benefited performance because Telecommunication Services under-performed, while the under-weighting in Information Technology detracted from performance because Information Technology outperformed. The overall credit quality of the Portfolio was Baa1 and this detracted from relative performance because the average credit quality of the Index was A3, and bonds rated Baa suffered more spread widening than did bonds rated A and above.(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of the holdings in the Portfolio was maintained. There were not any real credit problems during the period with any of the holdings in the Portfolio. The five bonds that performed the worst were Time Warner Cable, Inc., Newmont Mining Corp., Verizon Communications, Inc., The Walt Disney Co., and Teck Resources Ltd. Time Warner Cable, Inc., Verizon Communications, Inc., and The Walt Disney Co. performed poorly solely because they are long maturing bonds that were held during a period of rising interest rates. Newmont Mining Corp. and Teck Resources Ltd. performed poorly because they are mining companies, and mining companies have been negatively impacted by weak commodity prices. The five best performing bonds were Tenaska Georgia Partners LP, Deutsche Bank Capital Funding Trust VII, Newell Rubbermaid, Inc., Ryder System, Inc. and Axis Capital Holdings Ltd.(1)

We expect that the growth rate of the U.S. economy will continue to be tepid in 2013. We also expect that the Federal Reserve will begin to reduce its purchases of mortgage-backed and Treasury securities at some point in the next year. Should this happen, or if the credit market discounts this action, Treasury yields should rise, and could rise sharply. For this reason, the duration of the Portfolio will be maintained short of the Index duration. Because of low Treasury yields, demand for corporate bonds will be high, keeping a lid on corporate spreads. We will continue to purchase what we consider to be solid Baa investment grade bonds, which are slightly lower in quality than the average for the Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

9	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Corporate Bonds (3)	96.7
Money Market Funds and Other Net Assets	3.3

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Fifth Third Bancorp 4.500%, 06/01/2018	1.3
2. Union Electric Co. 6.400%, 06/15/2017	1.2
3. Mondelez International, Inc. 6.125%, 02/01/2018	1.2
4. Prudential Financial, Inc. 6.100%, 06/15/2017	1.2
5. Commonwealth Edison Co. 5.950%, 08/15/2016	1.2
6. Comerica Bank 5.750%, 11/21/2016	1.2
7. CSX Corp. 5.600%, 05/01/2017	1.2
8. Weatherford International Ltd. 6.000%, 03/15/2018	1.2
9. Computer Sciences Corp. 6.500%, 03/15/2018	1.1
10. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Financials	25.6
Utilities	15.7
Energy	11.5
Consumer Discretionary	10.6
Industrials	9.5
Consumer Staples	9.0
Health Care	5.8
Materials	4.3
Telecommunication Services	3.4
Information Technology	1.3

96.7

10

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds – 96.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 10.6%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	$1,425,000	$1,314,498
Newell Rubbermaid, Inc. (Household Durables)		6.250%	04/15/2018	500,000	578,979
Mattel, Inc. (Leisure Equip. & Products)		3.150%	03/15/2023	625,000	592,726
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	720,613
Discovery Communications LLC (Media)		4.375%	06/15/2021	1,000,000	1,050,984
Discovery Communications LLC (Media)		3.300%	05/15/2022	275,000	263,308
News America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,340,619
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	1,000,000	1,102,442
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	425,000	331,105
Time Warner, Inc. (Media)		3.150%	07/15/2015	1,250,000	1,306,195
Viacom, Inc. (Media)		4.375%	09/15/2014	1,000,000	1,042,805
Walt Disney Co. / The (Media)		3.700%	12/01/2042	925,000	818,043
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	1,250,000	1,252,522
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	425,000	483,078
Target Corp. (Multiline Retail)		2.900%	01/15/2022	1,500,000	1,469,842
AutoZone, Inc. (Specialty Retail)		3.125%	07/15/2023	925,000	865,049
Lowe’s Cos., Inc. (Specialty Retail)		3.800%	11/15/2021	1,000,000	1,039,639

					15,572,447

CONSUMER STAPLES – 9.0%
Anheuser-Busch Cos. LLC (Beverages)		5.500%	01/15/2018	750,000	856,365
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.000%	01/17/2043	750,000	682,774
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	487,000	559,804
Kroger Co. / The (Food & Staples Retailing)		2.200%	01/15/2017	1,500,000	1,506,811
Wal-Mart Stores, Inc. (Food & Staples Retailing)		1.500%	10/25/2015	1,250,000	1,274,814
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,653,129
Hillshire Brands Co. (Food Products)		2.750%	09/15/2015	1,250,000	1,284,955
Mead Johnson Nutrition Co. (Food Products)		3.500%	11/01/2014	800,000	822,942
Mondelez International, Inc. (Food Products)		6.125%	02/01/2018	1,500,000	1,734,772
Tyson Foods, Inc. (Food Products)	(b)	6.600%	04/01/2016	1,000,000	1,130,102
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	250,000	282,198
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,322,661

					13,111,327

ENERGY – 11.5%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	1,500,000	1,685,604
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	1,000,000	1,122,324
Apache Corp. (Oil, Gas & Consumable Fuels)		2.625%	01/15/2023	1,000,000	923,378
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,025,066
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	500,000	484,927
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		2.950%	06/01/2015	1,250,000	1,302,241
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,006,423
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,052,196
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.000%	06/01/2022	1,250,000	1,195,572
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	970,062
ONEOK Partners LP (Oil, Gas & Consumable Fuels)		3.250%	02/01/2016	1,000,000	1,043,443
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	1,300,000	1,344,908
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	919,710
Shell International Finance BV (Oil, Gas & Consumable Fuels)		4.375%	03/25/2020	1,250,000	1,390,936
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,315,953

					16,782,743

FINANCIALS – 25.6%
Credit Suisse (Capital Markets)		3.500%	03/23/2015	1,250,000	1,304,455
Franklin Resources, Inc. (Capital Markets)		3.125%	05/20/2015	1,000,000	1,041,711
Goldman Sachs Group, Inc. / The (Capital Markets)		6.150%	04/01/2018	1,250,000	1,409,527
Janus Capital Group, Inc. (Capital Markets)	(b)	6.700%	06/15/2017	1,500,000	1,675,845
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,197,029
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	1,000,000	1,030,694
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,354,487
TD Ameritrade Holding Corp. (Capital Markets)		4.150%	12/01/2014	1,000,000	1,047,293
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	1,000,000	1,092,699
Comerica Bank (Commercial Banks)		5.750%	11/21/2016	1,500,000	1,707,133
Fifth Third Bancorp (Commercial Banks)		4.500%	06/01/2018	1,750,000	1,885,917
KeyCorp (Commercial Banks)		5.100%	03/24/2021	500,000	556,913
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	1,500,000	1,633,093
SunTrust Bank (Commercial Banks)		5.000%	09/01/2015	229,000	245,604
Wells Fargo & Co. (Commercial Banks)		4.600%	04/01/2021	1,250,000	1,363,709
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	750,000	852,496

11	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Bank of America Corp. (Diversified Financial Svs.)		5.650%	05/01/2018	$1,000,000	$1,111,771
Citigroup, Inc. (Diversified Financial Svs.)		6.125%	05/15/2018	1,250,000	1,431,940
General Electric Capital Corp. (Diversified Financial Svs.)		5.625%	05/01/2018	1,000,000	1,147,824
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	1,500,000	1,621,284
National Rural Utilities Cooperative Finance Corp. (Diversified Financial Svs.)		1.900%	11/01/2015	1,000,000	1,024,770
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	538,647
Axis Capital Holdings Ltd. (Insurance)		5.750%	12/01/2014	1,000,000	1,060,219
Berkshire Hathaway, Inc. (Insurance)		3.200%	02/11/2015	1,250,000	1,300,551
Hartford Financial Services Group, Inc. (Insurance)		5.375%	03/15/2017	1,500,000	1,648,880
Loews Corp. (Insurance)		5.250%	03/15/2016	750,000	822,777
Prudential Financial, Inc. (Insurance)		6.100%	06/15/2017	1,500,000	1,711,227
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	855,705
Equity One, Inc. (Real Estate Investment Trusts)		6.250%	01/15/2017	1,250,000	1,389,833
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,340,163
HCP, Inc. (Real Estate Investment Trusts)		5.375%	02/01/2021	1,000,000	1,085,900

					37,490,096

HEALTH CARE – 5.8%
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,049,811
Celgene Corp. (Biotechnology)		2.450%	10/15/2015	1,250,000	1,287,844
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	564,135
Covidien International Finance SA (Health Care Equip. & Supplies)		2.800%	06/15/2015	1,250,000	1,294,243
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4.875%	11/15/2019	500,000	559,607
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	406,520
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.250%	11/20/2014	300,000	308,504
AbbVie, Inc. (Pharmaceuticals)	(a)	2.900%	11/06/2022	1,425,000	1,334,461
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,142,737
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Pharmaceuticals)		3.000%	06/15/2015	500,000	519,723

					8,467,585

INDUSTRIALS – 9.5%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	869,156
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	996,367
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,361,276
Republic Services, Inc. (Commercial Svs. & Supplies)		3.800%	05/15/2018	1,000,000	1,057,036
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	500,000	578,705
Emerson Electric Co. (Electrical Equip.)		4.250%	11/15/2020	1,250,000	1,347,348
Caterpillar, Inc. (Machinery)		5.700%	08/15/2016	1,000,000	1,138,407
Deere & Co. (Machinery)		4.375%	10/16/2019	1,250,000	1,393,525
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	512,080
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,691,724
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	580,160
Ryder System, Inc. (Road & Rail)		3.600%	03/01/2016	1,000,000	1,051,762
Union Pacific Corp. (Road & Rail)		4.000%	02/01/2021	1,250,000	1,341,096

					13,918,642

INFORMATION TECHNOLOGY – 1.3%
Cisco Systems, Inc. (Communications Equip.)		2.900%	11/17/2014	300,000	309,903
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	1,500,000	1,676,411

					1,986,314

MATERIALS – 4.3%
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	965,158
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,007,739
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	1,250,000	1,136,900
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,220,978
Rio Tinto Finance U.S.A. Ltd. (Metals & Mining)		1.875%	11/02/2015	1,000,000	1,014,922
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	1,000,000	920,054

					6,265,751

TELECOMMUNICATION SERVICES – 3.4%
AT&T, Inc. (Diversified Telecom. Svs.)		3.875%	08/15/2021	1,000,000	1,032,651
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	500,000	481,145
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,356,579
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	354,485
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	1,000,000	1,067,500
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	654,314

					4,946,674

12	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 15.7%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	$1,000,000	$1,078,158
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	1,500,000	1,708,653
Duke Energy Corp. (Electric Utilities)		3.350%	04/01/2015	1,250,000	1,302,360
Duke Energy Florida, Inc. (Electric Utilities)		4.550%	04/01/2020	500,000	553,072
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,676,121
Pepco Holdings, Inc. (Electric Utilities)		2.700%	10/01/2015	750,000	771,910
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	947,512
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	465,614	573,108
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,759,679
Virginia Electric and Power Co. (Electric Utilities)		5.400%	01/15/2016	1,500,000	1,665,701
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	500,000	477,317
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,110,609
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,135,256
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,297,155
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	1,425,000	1,287,445
Energy Future Competitive Holdings Co. LLC (Ind. Power Prod. & Energy Traders)		7.480%	01/01/2017	387,520	333,993
Alliant Energy Corp. (Multi-Utilities)		4.000%	10/15/2014	1,000,000	1,037,843
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,168,767
LG&E and KU Energy LLC (Multi-Utilities)		4.375%	10/01/2021	1,000,000	1,043,152
NextEra Energy Capital Holdings, Inc. (Multi-Utilities)		2.600%	09/01/2015	1,250,000	1,287,936
Public Service Electric & Gas Co. (Multi-Utilities)		3.950%	05/01/2042	750,000	700,371

					22,916,118

Total Corporate Bonds (Cost $134,652,233)					$141,457,697

Money Market Funds – 3.2%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				4,656,000	$4,656,000

Total Money Market Funds (Cost $4,656,000)					$4,656,000

Total Investments – 99.9% (Cost $139,308,233)	(c)				$146,113,697
Other Assets in Excess of Liabilities – 0.1%					185,542

Net Assets – 100.0%					$146,299,239

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2013, the value of these securities totaled $2,203,617, or 1.5% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	These securities are credit sensitive bonds. The coupon rates are variable rates subject to adjustment based on changes in national credit rating agency ratings.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

13

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2013

Average Annual Returns:
One year	19.43%
Five years	5.64%
Ten years	7.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Omni Portfolio returned 10.17% versus 8.46% for the current benchmark, which is composed of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The outperformance of the Portfolio versus the benchmark is the result of several factors, including outperformance by both the equity portion of the Portfolio versus the S&P 500 Index and outperformance of the bond portion of the Portfolio versus the Merrill Lynch Index. The asset allocation decision to overweight stocks and underweight bonds versus the benchmark also benefited relative performance because stocks outperformed bonds for the six-month period.(1)

The equity portion of the Portfolio returned 15.39% versus 13.82% for the S&P 500 Index. The Portfolio’s best performing stocks for the six-month period were Vertex Pharmaceuticals, Inc., Delta Airlines, Inc., Hertz Global Holdings, Inc., Hanesbrands, Inc. and Prudential Financial, Inc. The Portfolio’s worst performers were Infinity Pharmaceuticals, Inc., Apple, Inc., Amarin Corp. PLC, Terex Corp. and Abercrombie & Fitch Co. The top contributors to performance were Vertex Pharmaceuticals, Inc., Delta Airlines, Inc., Hertz Global Holdings, Inc., Lincoln National Corp. and Hartford Financial Services Group, Inc. The top detractors from performance were Infinity Pharmaceuticals, Inc., Apple, Inc., Terex Corp., Abercrombie & Fitch Co. and Amarin Corp.(1)

During the six-month period, the equity portion of the Portfolio was over-weighted in Consumer Discretionary stocks which added 38 basis points in relative performance. The underweighting in the Materials sector generated an additional 25 basis points. The overweighting in the Information Technology sector cost 45 basis points of performance, and this overweighting has subsequently been reduced. Strong stock selection in Financials generated 118 basis points, but was partially offset by stock selection in Information Technology that cost the Portfolio 108 basis points.(1)

The bond portion of the Portfolio had a return of -2.44% versus -3.34% for the Merrill Lynch Index. Both the bond portion of the Portfolio and the Merrill Lynch Index had negative returns because U.S. Treasury yields increased and credit spreads widened during the six-month period. The bond portion of the Portfolio outperformed the Merrill Lynch Index primarily because the bonds held by the Portfolio had a duration that was approximately 1.6 years shorter than that of the Merrill Lynch Index. Having a shorter duration resulted in less bond price depreciation than the Merrill Lynch Index as Treasury yields rose and credit spreads widened. The only difference in industry weightings to have a significant impact on relative bond performance was the approximate 6% over-weighting in electric utility bonds, which benefited performance because electric utility bonds outperformed. The overall credit quality of the bond portion of the Portfolio was Baa1 and this detracted from relative performance because the average credit quality of the Merrill Lynch Index was A3, and bonds rated Baa suffered more spread widening than did bonds rated A and above.(1)

Because the U.S. economy continued to grow, albeit at a slow rate, the credit quality of the bond holdings in the Portfolio was maintained. That being said, the five bonds that performed the worst were Time Warner Cable, Inc., Newmont Mining Corp., Verizon Communications, Inc., The Walt Disney Co. and Teck Resources Ltd. These bonds underperformed because they were either long maturity bonds that were hurt as interest rates climbed or in the mining industry, which has been negatively impacted by weak commodity prices. The five best performing bonds were Deutsche Bank Capital Funding Trust VII, Boardwalk Pipelines LP, Bank of America Corp., Key Bank NA and Morgan Stanley.(1)

Looking ahead to the remainder of 2013 and into 2014, it appears that the benefits of quantitative easing will likely continue. Quantitative easing has benefited investors for the past four years and will continue to provide strong support for equities for the balance of the year. We are committed to the idea that economic growth will be driven by consumer spending, which generates 70% of economic activity, and thus we remain over-weighted in Consumer Discretionary stocks. We will also continue to be over-weighted in stocks versus bonds because bonds may be negatively impacted by our expectation for higher Treasury yields. Because we expect higher interest rates, the bond portion of the Portfolio is well positioned because its duration is shorter than the Merrill Lynch Index.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

14	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	76.3
Corporate Bonds (3)	19.3
U.S. Treasury Obligations	0.9
Money Market Funds and Other Net Assets	3.5

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Apple, Inc.	2.1
2. Facebook, Inc. Class A	2.0
3. Adobe Systems, Inc.	2.0
4. Valeant Pharmaceuticals International, Inc.	2.0
5. Vertex Pharmaceuticals, Inc.	1.9
6. Delta Air Lines, Inc.	1.6
7. Hartford Financial Services Group, Inc.	1.6
8. Eaton Corp PLC	1.6
9. American International Group, Inc.	1.6
10. Lincoln National Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Information Technology	21.2
Industrials	18.0
Financials	15.4
Consumer Discretionary	14.2
Health Care	11.0
Energy	7.6
Utilities	3.7
Consumer Staples	2.8
Telecommunication Services	0.9
Materials	0.8

95.6

15

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 76.3%		Shares	Value
CONSUMER DISCRETIONARY – 12.4%
Sotheby’s (Diversified Consumer Svs.)		13,700	$519,367
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		9,000	476,370
CBS Corp. Class B (Media)		10,500	513,135
Time Warner, Inc. (Media)		8,900	514,598
Walt Disney Co. / The (Media)		8,000	505,200
Abercrombie & Fitch Co. Class A (Specialty Retail)		10,400	470,600
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	3,800	191,938
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		10,100	519,342
V.F. Corp. (Textiles, Apparel & Luxury Goods)		2,690	519,331

			4,229,881

CONSUMER STAPLES – 1.2%
ConAgra Foods, Inc. (Food Products)		11,200	391,216

ENERGY – 5.1%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,900	506,987
Apache Corp. (Oil, Gas & Consumable Fuels)		4,600	385,618
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		3,470	502,283
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	7,700	354,893

			1,749,781

FINANCIALS – 10.8%
Capital One Financial Corp. (Consumer Finance)		8,300	521,323
Bank of America Corp. (Diversified Financial Svs.)		39,700	510,542
American International Group, Inc. (Insurance)	(a)	12,000	536,400
Hartford Financial Services Group, Inc. (Insurance)		17,900	553,468
Lincoln National Corp. (Insurance)		14,600	532,462
MetLife, Inc. (Insurance)		11,403	521,801
Prudential Financial, Inc. (Insurance)		7,000	511,210

			3,687,206

HEALTH CARE – 9.6%
Amarin Corp PLC – ADR (Biotechnology)	(a)	16,200	93,960
Celgene Corp. (Biotechnology)	(a)	4,250	496,868
Pharmacyclics, Inc. (Biotechnology)	(a)	5,100	405,297
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	8,100	646,947
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,300	448,539
Merck & Co., Inc. (Pharmaceuticals)		11,000	510,950
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7,730	665,398

			3,267,959

INDUSTRIALS – 16.5%
Boeing Co. / The (Aerospace & Defense)		5,060	518,346
FedEx Corp. (Air Freight & Logistics)		5,370	529,375
Delta Air Lines, Inc. (Airlines)	(a)	29,600	553,816
Tyco International Ltd. (Commercial Svs. & Supplies)		15,300	504,135
Eaton Corp. PLC (Electrical Equip.)		8,300	546,223
Pentair Ltd. (Machinery)		9,000	519,210
Snap-On, Inc. (Machinery)		5,100	455,838
Stanley Black & Decker, Inc. (Machinery)		6,400	494,720
Terex Corp. (Machinery)	(a)	17,700	465,510
Xylem, Inc. (Machinery)		19,000	511,860
Hertz Global Holdings, Inc. (Road & Rail)	(a)	20,500	508,400

			5,607,433

INFORMATION TECHNOLOGY – 20.7%
Cisco Systems, Inc. (Communications Equip.)		21,000	510,510
Apple, Inc. (Computers & Peripherals)		1,800	712,944
EMC Corp. (Computers & Peripherals)		21,300	503,106
Hewlett-Packard Co. (Computers & Peripherals)		21,200	525,760
eBay, Inc. (Internet Software & Svs.)	(a)	6,900	356,868
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	27,300	678,678
Google, Inc. Class A (Internet Software & Svs.)	(a)	600	528,222
International Business Machines Corp. (IT Svs.)		2,590	494,975
Mastercard, Inc. Class A (IT Svs.)		920	528,540
Avago Technologies Ltd. (Semiconductors & Equip.)		13,800	515,844
Intel Corp. (Semiconductors & Equip.)		21,400	518,308
Adobe Systems, Inc. (Software)	(a)	14,700	669,732
Microsoft Corp. (Software)		14,900	514,497

			7,057,984

Total Common Stocks (Cost $23,704,657)			$25,991,460

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds – 19.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.8%
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		3.350%	11/01/2022	$75,000	$69,184
Mattel, Inc. (Leisure Equip. & Products)		3.150%	03/15/2023	75,000	71,127
Comcast Corp. (Media)		5.875%	02/15/2018	75,000	87,624
Discovery Communications LLC (Media)		3.300%	05/15/2022	75,000	71,811
Time Warner Cable, Inc. (Media)		4.500%	09/15/2042	75,000	58,430
Walt Disney Co. / The (Media)		3.700%	12/01/2042	75,000	66,328
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	75,151
Macy’s Retail Holdings, Inc. (Multiline Retail)		5.900%	12/01/2016	42,000	47,739
AutoZone, Inc. (Specialty Retail)		3.125%	07/15/2023	75,000	70,139

					617,533

CONSUMER STAPLES – 1.6%
Anheuser-Busch Cos. LLC (Beverages)		5.500%	01/15/2018	150,000	171,273
CVS Caremark Corp. (Food & Staples Retailing)		5.750%	06/01/2017	73,000	83,913
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	165,313
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	112,879

					533,378

ENERGY – 2.5%
Weatherford International Ltd. (Energy Equip. & Svs.)		6.000%	03/15/2018	150,000	168,560
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.950%	09/15/2016	100,000	112,232
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	110,399
Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels)		5.000%	03/01/2015	75,000	79,925
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	75,482
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	177,926
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		4.000%	06/01/2022	75,000	71,734
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	69,261

					865,519

FINANCIALS – 4.6%
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	115,324
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	75,000	71,822
BB&T Corp. (Commercial Banks)		5.200%	12/23/2015	100,000	109,270
KeyBank NA (Commercial Banks)		5.700%	11/01/2017	150,000	167,958
PNC Funding Corp. (Commercial Banks)		5.250%	11/15/2015	75,000	81,655
Wells Fargo & Co. (Commercial Banks)		3.500%	03/08/2022	75,000	75,948
Discover Financial Services (Consumer Finance)		6.450%	06/12/2017	150,000	170,499
Bank of America Corp. (Diversified Financial Svs.)		5.750%	08/15/2016	75,000	81,546
Citigroup, Inc. (Diversified Financial Svs.)		5.850%	08/02/2016	75,000	83,931
General Electric Capital Corp. (Diversified Financial Svs.)		5.000%	01/08/2016	100,000	109,110
JPMorgan Chase & Co. (Diversified Financial Svs.)		5.150%	10/01/2015	100,000	108,086
Allstate Corp. / The (Insurance)		3.150%	06/15/2023	75,000	72,928
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	75,000	69,381
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	75,000	70,535
HCP, Inc. (Real Estate Investment Trusts)		6.000%	01/30/2017	150,000	168,358

					1,556,351

HEALTH CARE – 1.4%
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	75,000	71,739
WellPoint, Inc. (Health Care Providers & Svs.)		5.875%	06/15/2017	150,000	170,525
AbbVie, Inc. (Pharmaceuticals)	(b)	2.900%	11/06/2022	75,000	70,235
Hospira, Inc. (Pharmaceuticals)		6.050%	03/30/2017	150,000	160,599

					473,098

INDUSTRIALS – 1.5%
Waste Management, Inc. (Commercial Svs. & Supplies)		6.100%	03/15/2018	75,000	86,806
CSX Corp. (Road & Rail)		5.600%	05/01/2017	150,000	169,172
ERAC U.S.A. Finance LLC (Road & Rail)	(b)	6.375%	10/15/2017	150,000	174,286
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	72,520

					502,784

INFORMATION TECHNOLOGY – 0.5%
Computer Sciences Corp. (IT Svs.)		6.500%	03/15/2018	150,000	167,641

MATERIALS – 0.8%
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	72,181
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		3.550%	03/01/2022	75,000	68,214
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	64,262
Teck Resources Ltd. (Metals & Mining)		3.750%	02/01/2023	75,000	69,004

					273,661

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
TELECOMMUNICATION SERVICES – 0.9%
AT&T, Inc. (Diversified Telecom. Svs.)		3.000%	02/15/2022	$75,000	$72,172
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	62,556
America Movil SAB de CV (Wireless Telecom. Svs.)		5.750%	01/15/2015	100,000	106,750
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	70,105

					311,583

UTILITIES – 3.7%
Commonwealth Edison Co. (Electric Utilities)		5.950%	08/15/2016	75,000	85,433
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	167,612
Nevada Power Co. (Electric Utilities)		5.950%	03/15/2016	75,000	83,555
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	170,622
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	71,063
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	175,968
Westar Energy, Inc. (Electric Utilities)		4.125%	03/01/2042	75,000	71,598
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	77,829
Spectra Energy Capital LLC (Gas Utilities)		3.300%	03/15/2023	75,000	67,760
Southern Power Co. (Ind. Power Prod. & Energy Traders)		4.875%	07/15/2015	100,000	107,206
American Water Capital Corp. (Water Utilities)		6.085%	10/15/2017	150,000	173,120

					1,251,766

Total Corporate Bonds (Cost $6,182,788)					$6,553,314

U.S. Treasury Obligations – 0.9%		Rate	Maturity	Face Amount	Value
United States Treasury Note		3.375%	11/15/2019	$200,000	$219,992
United States Treasury Note		1.625%	08/15/2022	100,000	93,773

Total U.S. Treasury Obligations (Cost $302,443)					$313,765

Money Market Funds – 3.3%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				1,131,000	$1,131,000

Total Money Market Funds (Cost $1,131,000)					$1,131,000

Total Investments – 99.8% (Cost $31,320,888)	(c)				$33,989,539
Other Assets in Excess of Liabilities – 0.2%					56,909

Net Assets – 100.0%					$34,046,448

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2013, the value of these securities totaled $244,521, or 0.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of June 30, 2013

Average Annual Returns:
One year	10.04%
Five years	-0.54%
Ten years	5.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the International Portfolio returned -2.82% versus -0.04% for the current benchmark, the MSCI All Country World ex-USA Index (Net-USD).

In the first half of the year, global equity markets reacted to positive U.S. economic data, Japan’s plan for structural growth, and the decreased risk of a Eurozone meltdown. The first half began with global equity markets continuing their upward march, as global confidence improved and tail-risk subsided with several major markets hitting all-time highs. However, as we moved into the second quarter, investors grew increasingly concerned about the economic growth of emerging markets, particularly China, and rotated into developed markets. During the first half of the year, developed markets, as measured by the MSCI EAFE Index, returned 4.10%, as compared to the MSCI Emerging Market Index, which returned -9.57%. Notably, the MSCI Japan Index returned 16.55% while the MSCI USA Index returned 13.34%.

In Japan, economic data has improved consistently throughout the year. Important surveys such as the Tankan and the Manufacturing PMI reflected an accelerating growth trend. Since the Liberal Democratic Party’s return to power in December, Prime Minister Shinzo Abe has acted aggressively to revitalize Japanese growth. The latest component of “Growth Strategy” was unveiled in late June. The broad plan for economic revitalization included creation of three new business councils directing economic and fiscal policy, industrial competitiveness, and regulatory reforms. Collectively, the reform strategy represents the “Third Arrow” of Japan’s makeover under “Abenomics.” The growth plan, coupled with massive quantitative easing undertaken by the Bank of Japan, led to a positive outlook for Japan. Despite a selloff late in the first half, Japanese stocks, as measured by the MSCI Japan Index, appreciated 33.90% in local terms. The weakening Yen was a headwind for U.S. dollar based returns.

Elsewhere in Asia, China, Asia’s largest economy, showed mixed signs of economic growth and stability. China’s new government, which took office in March, attempted to reset market expectations by hinting at a new plan, which will be unveiled later. The Chinese government suggests a growth plan that is more focused on modernization and urbanization, with a moderate 7.5% gross domestic product growth target. Chinese import and export data was flat, and the manufacturing surveys came in weaker than expected. Furthermore, in June, heightened volatility in the Chinese overnight interbank rates caused fear that the credit system was freezing up. While the People’s Bank Of China intervened to provide relief, it was clearly sending a signal that credit growth would slow. Meanwhile in South Korea, three major stories dominated: the inauguration of the first female president in South Korean history, the rapid Japanese yen depreciation, and increased tensions with North Korea. In April, the South Korean government announced its third largest supplementary budget of 17.3 trillion Won, aimed at covering a tax revenue shortfall and stimulating the economy. Heightened instability on the Korean peninsula occurred as North Korea was reported to have tested a nuclear device in February. However, by the end of the first half, amid pressures from the international community, North Korea began to open the door to possible peace talks and markets were calmed.

European markets began the year sluggishly, as banking problems in Cyprus and Italy’s political instability weighed on investors’ expectations. Amid the uncertainty, the European Central Bank (ECB) left key interest rates unchanged during the first quarter as policy makers continued to signal that they would “do whatever it takes to preserve the Euro”. Spanish and Italian bond yields remained below “crisis” levels. At its May meeting, the ECB decided to cut its key rate to an all-time low of 0.50%, the first cut since July of 2012. Overall, European markets were quiet with respect to the rest of the world and began to show signs of stabilization as the pace of contraction slowed across much of the continent. With the meltdown scenarios becoming less likely as time goes on, confidence is building, as sovereign borrowing costs remain subdued and balance sheet repair moves forward. While still in recessionary territory, core European countries, such as Italy and France, showed better than expected forward looking economic indicators. Germany also continues to plod along with modest economic growth and favorable low inflation while growth prospects are expected to be above trend by 2014.

Developed market performance was led by Japan, up 16.55%, Switzerland, up 10.92%, and Ireland, up 8.52%. Emerging markets had a difficult quarter, relative to the broader markets. Top performing emerging economies included the Philippines, up 8.17%, Indonesia, up 5.65%, and Malaysia, up 5.30%. As measured by the Trade Weighted Dollar Index, the U.S. Dollar strengthened 4.22% during the six-month period on the continued strength in the U.S. economy and the weaker Japanese Yen.

Country allocation remained the primary driver of performance for the six-month period. Our country ranking process seeks to identify strong economies trading at reasonable valuation levels and favorable macroeconomic outlooks. During the period, the Portfolio maintained exposure to select healthy, high sovereign quality, developed and emerging markets. We continue to find country and stock holdings attractive for the long-term.(1)

In Asia, our exposure to Japan contributed positively to Portfolio performance. Japan, a key overweight for the Portfolio, benefitted from recently announced stimulus measures designed to encourage economic growth. Exporters contributed positively to Portfolio performance as the Yen weakened. Companies such as industrial equipment manufacturers Kubota Corp, Murata Manufacturing Co. Ltd., and bathroom fixture maker TOTO Ltd. led in gains. South Korea contributed negatively to Portfolio performance as the Won strengthened against the Yen. Despite a June rally in Korean stocks, companies such as Samsung Electronics Co. Ltd. negatively impacted performance.(1)

19	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

In Europe, our German shares, which represented the Portfolio’s largest overweight allocation, positively impacted the Portfolio’s performance as a rebound in consumer spending, along with record low unemployment levels, contributed positively to economic growth. Companies such as Daimler AG benefitted from its strong global position while Kabel Deutschland Holding AG rose as talks advanced for the firm to be acquired by Vodafone.(1)

In Latin America, the Portfolio’s exposures to Mexico and Brazil had a negative impact on Portfolio performance, as domestic demand for goods and services and industrial production softened. With the U.S. being Mexico’s largest trading partner, uncertainty over the “fiscal cliff” earlier in the first half of the year led to lower levels of exports from Mexico to the U.S. Recently announced reforms of telecommunications and energy regulations are expected to boost economic growth. However, in April, a manufacturing decline, coupled with weaker than expected first quarter gross domestic product growth and rising inflation, led to weakness in the equity market. Companies such as America Movil SAB de CV were weaker during the period.(1)

In Brazil, despite efforts promoting growth, rising inflation along with slower than expected gross domestic product growth, created a headwind as the market underperformed. A lack of a sustainable recovery led investors to sell Brazilian companies such as Vale SA, which contributed negatively to Portfolio performance.(1)

The Portfolio used foreign exchange (FX) currency contracts to reduce currency risk. In the period, the overall net returns of the FX forward positions contributed negatively to performance. Positive contribution from our short Yen (vs. U.S. dollar) position was offset by long exposure to United Kingdom Pounds.(1)

The latest research shows that country effects have become even more influential in a well-diversified international portfolio. Relative country trades have increased. Portfolio management believes the greater importance of country divergences is likely to persist given the increasing fundamental divergences between countries (even within the Euro- zone), increased macro instability related to sovereign indebtedness, and low trend growth.

The Portfolio maintained exposure to select healthy, high quality developed markets. Our highest conviction country overweights included Germany, Denmark, and Norway, while we underweighted European peripheral debt-laden economies such as Spain, Italy, and Portugal. The Portfolio maintained its overweight in Germany on the belief that strong long-term fundamentals will be the key driver of stock returns and that German shares will benefit from continued low European Central Bank rates, a competitive currency, and low unemployment. The Portfolio has been overweighted in Norway as the country has strong public finances and is benefiting from the boom in off-shore oil and gas exploration and production.(1)

At the end of the period, Japan represented 25.3% of the Portfolio, on the belief that economic conditions in Japan are improving, and will continue to remain on an upward trajectory. Prime Minister Shinzo Abe has acted aggressively to revitalize the economy under his “Three Arrows” strategy, which is expected to boost the labor market and provide relief from years of deflation.(1)

The Portfolio maintained its overweight in emerging markets, where we find countries that are healthier in terms of economic conditions. Provided that credit conditions do not deteriorate meaningfully, developing economies have better long-term growth prospects supported by both structural demand and strong demographics. Many advanced economies are, however, constrained by weak demographics and government debt burdens that may constrain growth in the long-term. The Portfolio’s overweight in emerging markets has been spread among several attractive countries: South Korea, China and Brazil. At the end of the quarter, our emerging markets weight stood at 32.6%. Excluding South Korea, which some key benchmark providers consider a developed market, our emerging market weight was 20.4%.(1)

During the first half, the Portfolio maintained a position in China, primarily by owning companies that focus on China’s growing domestic consumption economy rather than on Chinese exporters or financial stocks. While pockets of China’s economy may be slowing, the Portfolio’s managers expect China’s domestic economy to continue to grow due to a rapidly expanding middle class and anticipated new urbanization and renewal policies.(1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with healthy balance sheets and strategic expansion opportunities. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of a global financial crisis, markets may continue to be volatile. However, as long-term investors, we feel that fundamentals are supportive of global growth. The Portfolio’s managers expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, may underperform. Globally, despite talk of ‘Fed tapering,’ we expect financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 24 developed and 21 emerging market country indices.

20	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	95.3
Preferred Stocks (3)	0.6
U.S. Treasury Obligations	0.2
Money Market Funds Less Net Liabilities	3.9

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Samsung Electronics Co. Ltd.	3.0
2. Siemens AG	2.8
3. Daimler AG	2.6
4. Statoil ASA	2.5
5. Novo Nordisk A/S – ADR	2.5
6. Kubota Corp.	2.1
7. TOTO Ltd.	2.0
8. Yara International ASA	2.0
9. Hyundai Motor Co.	1.9
10. Allianz SE	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings (combined):

% of Net Assets
Japan	25.3
Germany	18.3
South Korea	12.1
Norway	9.8
Brazil	7.1
Denmark	7.0
China	6.4
Indonesia	2.7
United Kingdom	1.6
Bermuda	1.5

21

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 95.3%		Shares	Value
Japan – 25.3%
Aisin Seiki Co. Ltd.	(b)	83,700	$3,195,868
Asahi Kasei Corp.	(b)	384,000	2,533,680
Astellas Pharma, Inc.	(b)	14,000	760,537
Chugai Pharmaceutical Co. Ltd.	(b)	35,000	724,476
Disco Corp.	(b)	18,000	1,241,511
Fuji Heavy Industries Ltd.	(b)	77,000	1,901,456
Hitachi Ltd.	(b)	220,000	1,409,649
Honda Motor Co. Ltd.	(b)	64,400	2,392,423
Japan Tobacco, Inc.	(b)	87,100	3,074,414
Kaneka Corp.	(b)	240,000	1,582,464
Kubota Corp.	(b)	246,000	3,580,127
Kuraray Co. Ltd.	(b)	64,600	905,382
Mitsubishi Chemical Holdings Corp.	(b)	186,500	874,071
Mitsui & Co. Ltd.	(b)	167,000	2,094,214
Murata Manufacturing Co. Ltd.	(b)	36,700	2,791,582
ORIX Corp.	(b)	103,000	1,405,611
Sekisui House Ltd.	(b)	190,000	2,745,212
Shionogi & Co. Ltd.	(b)	101,600	2,118,706
Shiseido Co. Ltd.	(b)	122,300	1,819,679
TOTO Ltd.	(b)	337,408	3,430,778
United Arrows Ltd.	(b)	68,300	2,853,511

			43,435,351

Germany – 18.3%
Allianz SE	(b)	22,310	3,256,396
BASF SE	(b)	34,600	3,086,094
Bayer AG	(b)	10,400	1,107,293
Bayerische Motoren Werke AG	(b)	30,300	2,644,469
Continental AG	(b)	6,718	895,570
Daimler AG	(b)	72,900	4,400,889
Deutsche Post AG	(b)	66,800	1,657,843
Deutsche Wohnen AG	(b)	39,250	665,387
Gerresheimer AG	(b)	17,400	1,004,756
HeidelbergCement AG	(b)	11,900	797,310
Kabel Deutschland Holding AG	(b)	8,200	900,370
Muenchener Rueckversicherungs AG	(b)	14,110	2,592,184
Rheinmetall AG	(b)	32,300	1,502,389
Siemens AG	(b)	48,114	4,872,192
Suedzucker AG	(b)	41,400	1,281,717
TAG Immobilien AG	(b)	57,100	622,350

			31,287,209

South Korea – 12.1%
Amorepacific Corp.	(b)	1,000	801,137
Binggrae Co. Ltd.	(b)	8,600	810,687
Cheil Worldwide, Inc.	(a)(b)	41,500	890,869
Coway Co. Ltd.	(b)	16,973	824,790
Hyundai Motor Co.	(b)	16,800	3,294,994
Kia Motors Corp.	(b)	48,600	2,624,508
Korea Electric Power Corp.	(a)(b)	31,800	731,432
LG Display Co. Ltd.	(a)(b)	42,500	1,014,043
Samsung Electronics Co. Ltd.	(b)	4,393	5,134,643
Samsung Heavy Industries Co. Ltd.	(b)	61,500	1,913,674
Samsung SDI Co. Ltd.	(b)	15,900	1,887,409
SK Innovation Co. Ltd.	(b)	6,900	812,850

			20,741,036

Norway – 9.8%
DNB ASA	(b)	212,985	3,089,700
Fred Olsen Energy ASA	(b)	49,966	1,978,642
Norwegian Air Shuttle AS	(a)(b)	29,697	1,298,256
Statoil ASA	(b)	210,800	4,354,720
Telenor ASA	(b)	51,000	1,013,014
TGS Nopec Geophysical Co. ASA	(b)	57,100	1,659,305
Yara International ASA	(b)	84,500	3,369,779

			16,763,416

Denmark – 7.0%
AP Moeller – Maersk A/S	(b)	136	972,891
Carlsberg A/S	(b)	18,200	1,627,372

Common Stocks (Continued)		Shares	Value
Denmark (continued)
Chr Hansen Holding A/S	(b)	45,200	$1,546,376
Danske Bank A/S	(a)(b)	104,300	1,779,247
DSV A/S	(b)	70,500	1,717,388
Novo Nordisk A/S – ADR		28,100	4,354,657

			11,997,931

Brazil – 6.5%
Banco do Brasil SA		109,600	1,086,987
BB Seguridade Participacoes SA	(a)	133,333	1,051,678
BM&FBovespa SA		118,000	653,631
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		19,600	891,016
Cia de Bebidas das Americas – ADR		34,900	1,303,515
Cielo SA		60,480	1,517,861
Itau Unibanco Holding SA – ADR		58,190	751,815
Localiza Rent a Car SA		59,115	837,177
Mills Estruturas e Servicos de Engenharia SA		52,000	704,022
Porto Seguro SA		51,500	547,001
Tim Participacoes SA – ADR		42,600	792,360
Tractebel Energia SA		60,000	932,261

			11,069,324

China – 6.4%
Air China Ltd.	(b)	3,048,000	2,174,197
Baidu, Inc. – ADR	(a)	4,700	444,291
Bank of China Ltd.	(b)	2,790,000	1,142,965
CNOOC Ltd. – ADR		10,800	1,808,784
Ctrip.com International Ltd. – ADR	(a)	56,400	1,840,332
Datang International Power Generation Co. Ltd.	(b)	2,500,000	1,015,286
Great Wall Motor Co. Ltd.	(b)	260,000	1,107,729
Tencent Holdings Ltd.	(b)	35,000	1,366,652

			10,900,236

Indonesia – 2.7%
Bank Mandiri Persero Tbk PT	(b)	790,000	712,529
Bank Negara Indonesia Persero Tbk PT	(b)	2,450,000	1,054,515
Bumi Serpong Damai PT	(b)	3,940,000	710,308
Indocement Tunggal Prakarsa Tbk PT	(b)	466,000	1,144,260
Media Nusantara Citra Tbk PT	(b)	3,400,000	1,068,323

			4,689,935

United Kingdom – 1.6%
Burberry Group PLC	(b)	54,127	1,113,527
Subsea 7 SA	(a)(b)	91,530	1,610,299

			2,723,826

Bermuda – 1.5%
Seadrill Ltd.	(b)	62,966	2,536,041

Hong Kong – 1.4%
China Overseas Land & Investment Ltd.	(b)	632,000	1,637,295
Guangdong Investment Ltd.	(b)	812,000	705,686

			2,342,981

Italy – 1.3%
Prada SpA	(b)	243,000	2,194,428

Turkey – 0.8%
BIM Birlesik Magazalar AS	(b)	20,800	451,145
Turkiye Halk Bankasi AS	(b)	52,000	440,595
Turkiye Vakiflar Bankasi Tao	(b)	175,000	435,762

			1,327,502

Sweden – 0.6%
Nordea Bank AB	(b)	100,800	1,125,660

Total Common Stocks (Cost $140,098,326)			$163,134,876

22	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Preferred Stocks – 0.6%		Shares	Value
Brazil – 0.6%
Marcopolo SA		103,000	$587,622
Randon Participacoes SA		95,000	513,456

Total Preferred Stocks (Cost $1,061,388)			$1,101,078

U.S. Treasury Obligations – 0.2%		Face Amount	Value
U.S. Treasury Bill 0.000% Coupon, 09/12/2013	(c)	$335,000	$334,990

Total U.S. Treasury Obligations (Cost $334,962)			$334,990

Money Market Funds – 4.8%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		8,300,182	$8,300,182

Total Money Market Funds (Cost $8,300,182)			$8,300,182

Total Investments – 100.9% (Cost $149,794,858)	(d)		$172,871,126
Liabilities in Excess of Other Assets – (0.9)%			(1,615,852)

Net Assets – 100.0%			$171,255,274

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $143,617,488, or 83.9% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Security is fully or partially pledged as collateral for the Portfolio’s futures contracts outstanding at June 30, 2013. See also Note 6 of the Notes to Financial Statements.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common and preferred stocks): (Percent of net assets)

Consumer Discretionary	21.5%
Industrials	16.3%
Financials	14.5%
Information Technology	9.8%
Materials	9.2%
Energy	8.6%
Consumer Staples	7.0%
Health Care	5.9%
Utilities	2.0%
Telecommunication Services	1.1%

95.9%

The accompanying notes are an integral part of these financial statements.

23

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2013

Average Annual Returns:
One year	25.40%
Five years	8.42%
Ten years	8.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Capital Appreciation Portfolio returned 14.28% versus 13.82% for the current benchmark, the S&P 500 Index.

Buoyed particularly by a robust first quarter, the broad markets, as represented by the S&P 500 Index and the Russell 3000 Index, finished the first half of 2013 with strong gains. The S&P 500 Index advanced 13.82% while the Russell 3000 Index was up 14.06%. Most sectors had double-digit gains, with Health Care, Consumer Discretionary, and Financials showing the greatest strength. Materials and Information Technology were the weakest performing sectors. In the larger capitalizations, value stocks outperformed growth stocks, while in the smaller capitalizations, growth stocks had the edge. The Portfolio outperformed both indexes.

Stock selection in the standout Financials and Consumer Discretionary sectors had a particularly positive impact on relative performance. An underweight in Financials, however, tempered those returns, while an overweight in Consumer Discretionary further contributed. Stock selection in Information Technology and Industrials, in combination with an underweight in Information Technology, also were key to the Portfolio’s outperformance. Stock selection in Energy, Health Care, Materials, and Telecommunication Services, along with an overweight in Materials, detracted from relative performance.(1)

The five largest contributors during the six-month period were Vertex Pharmaceuticals, Inc., Live Nation Entertainment, Inc., GameStop Corp., MetLife, Inc., and The Charles Schwab Corp.(1)

The largest individual contributor during the period, Vertex Pharmaceuticals, Inc., announced that its Phase 2 trial data for its second cystic fibrosis drug, VX-661, in combination with Kalydeco, indicated that the drug was significantly more effective than anticipated. The results are a very favorable indicator for Vertex Pharmaceuticals, Inc.’s pipeline of cystic fibrosis drugs. It now appears likely that Vertex Pharmaceuticals, Inc. will be able to bring to market a drug combination for homozygous cystic fibrosis patients with what is known as the delta F508 mutation. To that end, Vertex Pharmaceuticals, Inc.’s VX-661 combination will progress to the next stage of trials and there is a good chance that Phase 3 trials of Vertex Pharmaceuticals, Inc.’s 809 drug, also for homozygous cystic fibrosis patients in combination with Kalydeco, will be successful. The results further raise the likelihood that Vertex Pharmaceuticals, Inc. will be able to develop a potent drug combination for the harder-to-treat heterozygous cystic fibrosis population.(1)

Another major contributor, Live Nation Entertainment, Inc., a producer of live music concerts worldwide, reported two successive strong quarters, driven particularly by its sponsorship business and concert revenue. First quarter results were particularly auspicious for the rest of 2013 since the first quarter is traditionally slow. Live Nation Entertainment, Inc.’s recent announcement that it had prevailed in an arbitration case with CTS Eventim produced an additional surge in the stock. Earlier in the period, the market responded favorably after Liberty Media increased its investment in Live Nation Entertainment, Inc. and Liberty Media’s CEO was named non-executive chairman of Live Nation Entertainment, Inc.’s Board of Directors. We believe that Live Nation Entertainment, Inc. is making astute investments to build its business, including the technology used in its ticketing business, expanding its promotions and ticketing businesses internationally, and increasing its sponsorships and e-commerce activities. Though we have slightly trimmed the position due to the rise in the share price, we believe the reward to risk ratio remains above 2:1 over the medium term.(1)

GameStop Corp., the leading video game retailer, reported earnings and revenue for its January quarter which exceeded expectations. Since then, shares have advanced in anticipation of a new console cycle. GameStop Corp. continues to take significant market share in both the new and used software categories, and we believe that sales growth will improve with the release of new games in the next few quarters and increased traction from multiple digital initiatives. We continue to believe that GameStop Corp. is the best positioned retailer for the transition of the video game industry from a pure console driven model to a combination of both console and digital options.(1)

MetLife, Inc. reported what we consider a solid first quarter, with earnings well above expectations. We believe that the company has protected itself against potential risks while positioning itself to benefit from positive scenarios. MetLife, Inc. appears committed to returning capital to shareholders and we continue to believe that its shares are undervalued.(1)

The Charles Schwab Corp., a provider of securities brokerage, banking, and related financial services, reported solid growth in assets in April. Although The Charles Schwab Corp. has faced headwinds from low interest rates, it is benefitting from investor trends toward obtaining advisory services. The market has rewarded The Charles Schwab Corp.’s shares in response to the recent uptick in long-term Treasury rates, which is a reflection of an improving economy and seen as a precursor to higher short rates, which in turn should benefit the company’s money market business.(1)

Energy and Materials companies dominated the individual detractors during the period. The five largest detractors were Peabody Energy Corp., United States Steel Corp., CONSOL Energy, Inc., Goldcorp, Inc., and Newfield Exploration Co.(1)

Peabody Energy Corp. shares fell on continuing forecasts of declining metallurgical coal prices on rising global supply and weak demand. The recent weakness in China and other emerging market economies has accentuated the risk to the secular demand growth

24	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

outlook for metallurgical coal and thus Peabody Energy Corp.’s Australian operations. We believe the company has done a solid job of restructuring those operations but cannot easily deflect the negative perception of having bought the metallurgical assets at peak prices. Given the negative macroeconomic backdrop for the coal market and the lack of flow through of positive developments to Peabody Energy Corp.’s share price, we decided to exit the position in the company as the risk-reward narrowed.(1)

United States Steel Corp. announced fourth quarter earnings losses that were less than anticipated due to improved costs. However, the company projected flat earnings growth for the first quarter of 2013, below prior expectations. Growth in steel imports has prevented our expected steel pricing cycle and we exited our position in the company.(1)

Shares of CONSOL Energy, Inc., a low-cost coal and natural gas producer, have been hurt by volatility in the coal and natural gas markets. President Obama’s announcement that power plants would have to meet stricter emissions standards in the future may also have contributed to their decline. CONSOL Energy, Inc. remains an undervalued company, in our view, with some of the lowest cost and most profitable thermal coal assets in the East, paired with a growing natural gas and liquids play in the Marcellus Shale region of Southwest Pennsylvania and Ohio.(1)

Goldcorp Inc. shares declined along with those of other gold mining stocks as the price of gold continued to slide. We have exited our position in the stock.(1)

Newfield Exploration Co., an oil and gas exploration and production (E&P) company with operations in the U.S., Malaysia, and China, suffered from lower crude oil prices in the period. Newfield Exploration Co. also announced that it planned to sell its international assets and focus on developing its existing assets in its four core areas of the U.S. The company’s stock fell following the announcement and we believe the company will have to execute a sale before the positive impact is reflected in the shares. We continue to believe the company’s exposure to the new South Central Oklahoma Oil Province (SCOOP) play in the Cana Woodford area of Oklahoma offers solid upside potential.(1)

The five best performing holdings were Vertex Pharmaceuticals, Inc., GameStop Corp., Live Nation Entertainment, Inc., Delta Air Lines, Inc., and Splunk, Inc. The five worst performing holdings were Peabody Energy Corp., Amarin Corp., United States Steel Corp., Impax Laboratories, Inc., and Goldcorp, Inc.(1)

With the end of the second quarter, the slow recovery in the U.S. continues, but at a somewhat more uneven pace, and amid new global volatility. The following three currents remain critical: the fragile recovery in the U.S., the emerging market contraction, and the possibility of Federal Reserve Chairman Ben Bernanke cutting back on quantitative easing.

As they have in the past several months, private non-farm payrolls continue to expand at a moderate pace; June’s tally was 202,000 and May’s number was revised upward to 207,000. The Institute for Supply Management’s purchasing managers’ index, a key manufacturing data point, also remains above fifty, which is considered a sign of an expanding economy. The strength of the housing market continues to be an important source of growth, contributing to many areas of the economy. The duration and magnitude of the housing recovery remains to be seen as the initial stage of recovery seems to be driven by investment funds rather than new household formation. All in all, our assessment of the U.S. has not changed – slow recovery with one step back for every two steps forward. The markets seem to be a bit fickle as they try to decide whether Bernanke’s possible ending of quantitative easing is a well-timed response to a healthy economy or a premature move that will lead to higher rates and a stifled recovery. Another unknown is the extent of the contraction in emerging markets, led by China and Brazil, and its effect on the already fragile growth trajectory of the U.S. economy.

The markets have delivered a solid year-to-date performance as they climb the wall of worry. While company-specific, microeconomic drivers are the most important factors for our investment process, we also monitor the macroeconomic variable for its effect on our individual investments. For the Portfolio, we continue to selectively pursue new opportunities and harvest stock price gains as our targets are met and risk/rewards narrow. The upcoming earnings season will provide a key reading on the effect these cross currents have on the earnings prospects for the companies in the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

25	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	96.8
Money Market Funds and Other Net Assets	3.2

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Google, Inc. Class A	2.1
2. Pfizer, Inc.	2.1
3. MetLife, Inc.	2.1
4. Live Nation Entertainment, Inc.	2.1
5. Pinnacle Entertainment, Inc.	2.0
6. PNC Financial Services Group, Inc. / The	1.9
7. Microsoft Corp.	1.9
8. Cameron International Corp.	1.9
9. Calpine Corp.	1.9
10. Monsanto Co.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	20.3
Information Technology	18.2
Financials	14.0
Health Care	11.3
Energy	10.8
Industrials	8.7
Consumer Staples	6.5
Materials	3.8
Utilities	1.9
Telecommunication Services	1.3

96.8

26

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 96.8%		Shares	Value
CONSUMER DISCRETIONARY – 20.3%
Lear Corp. (Auto Components)		30,111	$1,820,511
Toyota Motor Corp. – ADR (Automobiles)		18,771	2,264,909
Accor SA (Hotels, Restaurants & Leisure)	(b)	28,594	1,005,095
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	43,503	1,755,781
International Game Technology (Hotels, Restaurants & Leisure)		131,211	2,192,536
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	129,859	2,554,327
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		338,557	1,973,787
Comcast Corp. Class A (Media)		35,534	1,409,634
Live Nation Entertainment, Inc. (Media)	(a)	168,198	2,607,069
RTL Group SA (Media)	(b)	20,593	1,693,603
Thomson Reuters Corp. (Media)		39,439	1,284,528
Twenty-First Century Fox, Inc. (Media)		34,981	1,014,099
Viacom, Inc. Class B (Media)		23,250	1,582,162
GameStop Corp. Class A (Specialty Retail)		53,239	2,237,635

			25,395,676

CONSUMER STAPLES – 6.5%
CVS Caremark Corp. (Food & Staples Retailing)		34,422	1,968,250
Wal-Mart Stores, Inc. (Food & Staples Retailing)		24,987	1,861,282
Bunge Ltd. (Food Products)		16,570	1,172,659
Mondelez International, Inc. Class A (Food Products)		70,315	2,006,087
Tyson Foods, Inc. Class A (Food Products)		42,856	1,100,542

			8,108,820

ENERGY – 10.8%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	38,851	2,376,127
Schlumberger Ltd. (Energy Equip. & Svs.)		31,539	2,260,085
Superior Energy Services, Inc. (Energy Equip. & Svs.)	(a)	69,612	1,805,735
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	57,599	1,530,405
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		59,721	1,618,439
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		11,097	1,461,253
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	51,817	1,237,908
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	33,343	1,218,020

			13,507,972

FINANCIALS – 14.0%
Charles Schwab Corp. / The (Capital Markets)		97,726	2,074,723
Evercore Partners, Inc. Class A (Capital Markets)		21,722	853,240
Goldman Sachs Group, Inc. / The (Capital Markets)		9,551	1,444,589
PNC Financial Services Group, Inc. / The (Commercial Banks)		33,288	2,427,361
Wells Fargo & Co. (Commercial Banks)		50,210	2,072,167
Citigroup, Inc. (Diversified Financial Svs.)		26,514	1,271,877
ING U.S., Inc. (Diversified Financial Svs.)	(a)	68,462	1,852,582
JPMorgan Chase & Co. (Diversified Financial Svs.)		25,806	1,362,299
MetLife, Inc. (Insurance)		57,783	2,644,150
Symetra Financial Corp. (Insurance)		98,183	1,569,946

			17,572,934

HEALTH CARE – 11.3%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	82,830	480,414
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	15,492	1,237,346
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	67,254	1,298,002
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	28,453	1,755,266
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		29,201	1,955,299
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		37,993	1,624,581

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Impax Laboratories, Inc. (Pharmaceuticals)	(a)	47,772	$953,051
Merck & Co., Inc. (Pharmaceuticals)		47,959	2,227,696
Pfizer, Inc. (Pharmaceuticals)		95,174	2,665,824

			14,197,479

INDUSTRIALS – 8.7%
Boeing Co. / The (Aerospace & Defense)		18,052	1,849,247
United Technologies Corp. (Aerospace & Defense)		20,759	1,929,341
FedEx Corp. (Air Freight & Logistics)		10,466	1,031,738
Delta Air Lines, Inc. (Airlines)	(a)	63,245	1,183,314
Brink’s Co. / The (Commercial Svs. & Supplies)		43,672	1,114,073
Dover Corp. (Machinery)		16,159	1,254,908
Rexnord Corp. (Machinery)	(a)	16,845	283,838
Xylem, Inc. (Machinery)		35,937	968,143
Kirby Corp. (Marine)	(a)	15,732	1,251,323

			10,865,925

INFORMATION TECHNOLOGY – 18.2%
Brocade Communications Systems, Inc. (Communications Equip.)	(a)	210,040	1,209,830
Juniper Networks, Inc. (Communications Equip.)	(a)	78,895	1,523,462
Apple, Inc. (Computers & Peripherals)		4,504	1,783,944
Diebold, Inc. (Computers & Peripherals)		27,508	926,744
Google, Inc. Class A (Internet Software & Svs.)	(a)	3,059	2,693,052
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	88,258	433,347
Broadcom Corp. Class A (Semiconductors & Equip.)		63,172	2,132,687
International Rectifier Corp. (Semiconductors & Equip.)	(a)	67,425	1,411,879
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		24,128	670,276
Xilinx, Inc. (Semiconductors & Equip.)		46,614	1,846,381
Activision Blizzard, Inc. (Software)		83,695	1,193,491
BroadSoft, Inc. (Software)	(a)	17,689	488,216
Cadence Design Systems, Inc. (Software)	(a)	138,123	2,000,021
Fortinet, Inc. (Software)	(a)	61,373	1,074,027
Microsoft Corp. (Software)		69,786	2,409,711
Silver Spring Networks, Inc. (Software)	(a)	41,640	1,038,502

			22,835,570

MATERIALS – 3.8%
Monsanto Co. (Chemicals)		23,109	2,283,169
PPG Industries, Inc. (Chemicals)		8,447	1,236,725
Constellium NV Class A (Metals & Mining)	(a)	79,383	1,282,035

			4,801,929

TELECOMMUNICATION SERVICES – 1.3%
Vivendi SA (Diversified Telecom. Svs.)	(b)	88,841	1,683,672

UTILITIES – 1.9%
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(a)	111,116	2,358,993

Total Common Stocks (Cost $98,201,406)			$121,328,970

Money Market Funds – 2.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,126,000	$3,126,000

Total Money Market Funds (Cost $3,126,000)			$3,126,000

Total Investments – 99.3% (Cost $101,327,406)	(c)		$124,454,970
Other Assets in Excess of Liabilities – 0.7%			875,803

Net Assets – 100.0%			$125,330,773

27	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $4,382,370, or 3.5% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

28

Ohio National Fund, Inc.	Millennium Portfolio

Objective/Strategy

The Millennium Portfolio seeks capital growth by investing primarily in common stocks of small sized companies.

Performance as of June 30, 2013

Average Annual Returns:
One year	18.35%
Five years	4.59%
Ten years	7.31%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Millennium Portfolio returned 17.59% versus 17.44% for the current benchmark, the Russell 2000 Growth Index.

As the first half of the year concluded, equities continued their ascent in a market defined by an overabundance of liquidity, the result of which has fostered an unusual mix of investment emotions and behavior from the usual suspects. In the face of a resilient, albeit stealthy, bull market, the average person on the street still likely finds it hard to believe that we are essentially in year four of a mostly upwardly mobile market. A near zero-rate environment continues to cultivate dependency among yield obsessed investors and a significant number of corporations are happy to provide escalating dividend programs over direct capital reinvestment into their franchises. The broad effect has been a suppression of balance sheet differentiation and a continued stylistic rotation away from higher growth and higher expectation companies. While the level of macro-economic news moderated, the road out of recovery, fueled by positive trends in housing and steady gross domestic product growth, occasionally encountered turbulence related to ongoing concerns around the eventual impact of sequester-driven budget cuts, the true health of China’s economy, political unrest in various emerging and developing countries, and the direction of Federal Reserve policy.

During the six-month period, the Portfolio was overweight Consumer Discretionary, Information Technology and Energy and underweight Industrials, Health Care, Consumer Staples and Materials. In what has been a positive period for the strategy, strong stock selection was the key as our Consumer Discretionary, Consumer Staples and Energy holdings more than compensated for weakness in the Portfolio’s Industrials names, which continue to feel the weight of ongoing global macro concerns, as well as the initial impact of the sequester budget cuts. For the trailing six months, Fifth & Pacific Cos. Inc., Tile Shop Holdings, Inc., Lions Gate Entertainment Corp., Cabela’s, Inc. and Alkermes PLC were the top contributors to performance, while InnerWorkings, Inc., American Vanguard Corp., Boulder Brands, Inc., Orient-Express Hotels Ltd. and Stratasys Ltd. were the leading detractors.(1)

Fifth & Pacific Cos., Inc., formally known as Liz Claiborne, is a designer and marketer of retail-based premium brands, including Juicy Couture, Kate Spade and Lucky Brand. The company operates over 300 retail stores under its various brands. The Kate Spade brand continued to perform well and the market also continued to react well to signs that the company will divest its Juicy and Lucky brands to focus solely on growing Kate Spade, a key component of our original buy thesis.(1)

Tile Shop Holdings, Inc. is a specialty retailer of manufactured and natural stone tiles, setting and maintenance materials, and related accessories in the United States. The company, through its stores and website, sells over 4,000 manufactured and natural products. Tile Shop Holdings, Inc. continues to execute at a high level and, by benefiting from a sustainable and positive trend in housing new construction and remodeling, has been able to maintain robust growth targets.(1)

Lions Gate Entertainment Corp. is an entertainment production and distribution company. The company’s results were boosted by the success in the film group, especially the first installment of the “Hunger Games” franchise.(1)

Cabela’s, Inc. is a specialty retailer focused on the outdoor lifestyle, with an emphasis on hunting, fishing, camping, and related merchandise. The Company operates 34 retail stores and a direct business segment via its catalogs and internet website. Cabela’s, Inc. delivered strong unit and same-store sales growth, in part driven by a surge in gun and ammunition sales. Its continued reinvestment into advertising, new stores and internet initiatives should be beneficial to future results, regardless of any future gun control legislation.(1)

Alkermes PLC is engaged in the business of developing, manufacturing and commercializing medicines for the treatment of prevalent, chronic diseases, such as schizophrenia, bipolar I, addiction, diabetes and autoimmune disorders. The company continues to beat expectations and raise future estimates. In addition, the market has recognized the potential positive risk/reward of these drugs, both in the market and in the company’s pipeline.(1)

InnerWorkings, Inc. is a provider of global print management and promotional solutions. Utilizing its proprietary technology and broad databases, the company offers a range of print, fulfillment and logistics services to corporate clients. Shortly after reaffirming its guidance, management unexpectedly announced the loss of a major client, resulting in a material downward earnings revision. Given our loss of confidence following management’s poor communication around the health of the business and the expected high retention of clients, we sold our position in favor of other opportunities.(1)

American Vanguard Corp. is primarily a chemical manufacturer that develops and markets products for agricultural and commercial uses. A wet and cold planting season caused demand to be lower than expected. With lower usage comes higher inventories, which will likely result in pricing pressure into next season. Given those concerns, we sold our position.(1)

Boulder Brands, Inc. is a marketer of functional food products, under the Smart Balance, Earth Balance and Bestlife brands, and a wide range of gluten-free product offerings. Boulder Brands, Inc. pulled back over concerns that its brands outside of the fast growing gluten-free segment are showing signs of deceleration. We subsequently sold our position in favor of more attractive opportunities.(1)

29	(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Orient-Express Hotels Ltd. is a hotel and travel company with 50 properties located in 24 countries. The company’s management and board have long rebuffed takeover overtures in lieu of going it alone and, despite the recent appointment of a new CEO, investors have become frustrated with the board’s lack of interest in selling and/or pursuing more aggressively strategic transactions. Given the unsettled direction of the company and the macro headwinds it continues to face in Europe, we sold our position.(1)

Stratasys Ltd. is a manufacturer, marketer and distributor of professional 3D printing systems and solutions for rapid prototyping and manufacturing applications. Stratasys Ltd.’s products create precise 3D models and parts directly from computer aided design software throughout a new product design, development and production process. Concerns over price competition and the risk of products being commoditized hurt the stock and led us to exit our position in favor of better ideas.(1)

The question remains, has the market come too far too fast, and it’s hard not to lean towards an answer of likely, yes. While we remain cautiously optimistic and stout believers in the resiliency of our economy and the market over the last 3 plus years, neither current earnings growth, future guidance nor management’s tone, despite various positive economic growth trends, match the current market’s overall upward momentum. In reality, perhaps taking some air out of a market via a “tapering” of Federal Reserve driven liquidity might not be such a bad thing, as it should more clearly illustrate whether we have truly moved beyond basic recovery to an economy that is on solid footing to continue its slow and steady upward march. Looking ahead to the balance of 2013, we believe valuations remain attractive across traditional small cap growth sectors, particularly for the higher growth and higher expectation stories we typically covet. We remain optimistic that it will continue to be a positive year for small cap equities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

30	(continued)

Ohio National Fund, Inc.	Millennium Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	97.0
Money Market Funds and Other Net Assets	3.0

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Fifth & Pacific Cos., Inc.	3.9
2. DigitalGlobe, Inc.	2.9
3. Novadaq Technologies, Inc.	2.3
4. Ultimate Software Group, Inc.	2.1
5. Home BancShares, Inc.	1.7
6. Globus Medical, Inc.	1.7
7. Oasis Petroleum, Inc.	1.6
8. HEICO Corp.	1.6
9. NetSuite, Inc.	1.6
10. Tractor Supply Co.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.9
Consumer Discretionary	20.2
Health Care	17.8
Industrials	13.7
Financials	8.1
Energy	5.2
Consumer Staples	4.8
Materials	1.3

97.0

31

Ohio National Fund, Inc.	Millennium Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 97.0%		Shares	Value
CONSUMER DISCRETIONARY – 20.2%
Gentherm, Inc. (Auto Components)	(a)	21,800	$404,826
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	7,300	411,866
Blue Nile, Inc. (Internet & Catalog Retail)	(a)	11,100	419,358
Brunswick Corp. (Leisure Equip. & Products)		13,800	440,910
Sinclair Broadcast Group, Inc. Class A (Media)		16,000	470,080
Big 5 Sporting Goods Corp. (Specialty Retail)		24,800	544,360
MarineMax, Inc. (Specialty Retail)	(a)	39,700	449,801
Pier 1 Imports, Inc. (Specialty Retail)		20,800	488,592
Restoration Hardware Holdings, Inc. (Specialty Retail)	(a)	6,000	450,000
Tile Shop Holdings, Inc. (Specialty Retail)	(a)	19,000	550,240
Tractor Supply Co. (Specialty Retail)		4,900	576,289
Zale Corp. (Specialty Retail)	(a)	43,100	392,210
Fifth & Pacific Cos., Inc. (Textiles, Apparel & Luxury Goods)	(a)	64,500	1,440,930
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	9,700	466,764

			7,506,226

CONSUMER STAPLES – 4.8%
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	(a)	15,300	474,300
Pricesmart, Inc. (Food & Staples Retailing)		4,600	403,098
Rite Aid Corp. (Food & Staples Retailing)	(a)	169,200	483,912
WhiteWave Foods Co. Class A (Food Products)	(a)	25,200	409,500

			1,770,810

ENERGY – 5.2%
Dawson Geophysical Co. (Energy Equip. & Svs.)	(a)	9,900	364,914
Forum Energy Technologies, Inc. (Energy Equip. & Svs.)	(a)	16,400	499,052
Bonanza Creek Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	13,300	471,618
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	15,700	610,259

			1,945,843

FINANCIALS – 8.1%
WisdomTree Investments, Inc. (Capital Markets)	(a)	30,600	354,042
Cathay General Bancorp (Commercial Banks)		20,300	413,105
Home BancShares, Inc. (Commercial Banks)		24,000	623,280
OFG Bancorp (Commercial Banks)		29,100	527,001
Renasant Corp. (Commercial Banks)		9,900	240,966
SCBT Financial Corp. (Commercial Banks)		7,900	398,081
Marlin Business Services Corp. (Diversified Financial Svs.)		20,400	464,712

			3,021,187

HEALTH CARE – 17.8%
Alkermes PLC (Biotechnology)	(a)	17,400	499,032
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	7,100	368,916
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	22,600	507,370
Globus Medical, Inc. (Health Care Equip. & Supplies)	(a)	36,400	613,704
ICU Medical, Inc. (Health Care Equip. & Supplies)	(a)	6,500	468,390
Insulet Corp. (Health Care Equip. & Supplies)	(a)	16,600	521,406
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	63,200	850,672
Spectranetics Corp. (Health Care Equip. & Supplies)	(a)	28,700	536,116
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(a)	14,800	489,436
Omnicell, Inc. (Health Care Technology)	(a)	22,600	464,430
ICON PLC (Life Sciences Tools & Svs.)	(a)	12,600	446,418
Medicines Co. / The (Pharmaceuticals)	(a)	13,700	421,412
Pacira Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	15,500	449,500

			6,636,802

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 13.7%
Astronics Corp. (Aerospace & Defense)	(a)	9,400	$384,178
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	34,300	1,063,643
HEICO Corp. (Aerospace & Defense)		11,900	599,403
PGT, Inc. (Building Products)	(a)	62,700	543,609
Generac Holdings, Inc. (Electrical Equip.)		10,800	399,708
PowerSecure International, Inc. (Electrical Equip.)	(a)	34,400	517,032
Trimas Corp. (Machinery)	(a)	15,200	566,656
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	12,400	516,088
H&E Equipment Services, Inc. (Trading Companies & Distributors)		1,000	21,070
Watsco, Inc. (Trading Companies & Distributors)		5,900	495,364

			5,106,751

INFORMATION TECHNOLOGY – 25.9%
Calix, Inc. (Communications Equip.)	(a)	41,400	418,140
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	12,400	536,796
CoStar Group, Inc. (Internet Software & Svs.)	(a)	4,200	542,094
Demandware, Inc. (Internet Software & Svs.)	(a)	12,400	525,884
SPS Commerce, Inc. (Internet Software & Svs.)	(a)	8,200	451,000
EPAM Systems, Inc. (IT Svs.)	(a)	19,100	519,138
EVERTEC, Inc. (IT Svs.)	(a)	21,100	463,567
InterXion Holding NV (IT Svs.)	(a)	18,100	472,953
Semtech Corp. (Semiconductors & Equip.)	(a)	10,300	360,809
Aspen Technology, Inc. (Software)	(a)	15,700	452,003
CommVault Systems, Inc. (Software)	(a)	7,100	538,819
Concur Technologies, Inc. (Software)	(a)	6,500	528,970
FleetMatics Group PLC (Software)	(a)	16,900	561,587
Guidewire Software, Inc. (Software)	(a)	13,600	571,880
NetSuite, Inc. (Software)	(a)	6,300	577,962
QLIK Technologies, Inc. (Software)	(a)	15,900	449,493
Take-Two Interactive Software, Inc. (Software)	(a)	24,300	363,771
Tyler Technologies, Inc. (Software)	(a)	7,200	493,560
Ultimate Software Group, Inc. (Software)	(a)	6,700	785,843

			9,614,269

MATERIALS – 1.3%
Caesarstone Sdot-Yam Ltd. (Construction Materials)	(a)	17,400	473,802

Total Common Stocks (Cost $31,844,557)			$36,075,690

Money Market Funds – 2.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		992,000	$992,000

Total Money Market Funds (Cost $992,000)			$992,000

Total Investments – 99.7% (Cost $32,836,557)	(b)		$37,067,690
Other Assets in Excess of Liabilities – 0.3%			113,210

Net Assets – 100.0%			$37,180,900

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

32

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

Performance as of June 30, 2013

Average Annual Returns:
One year	18.12%
Five years	-0.36%
Ten years	10.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the International Small-Mid Company Portfolio returned 5.87% versus 3.94% for the current benchmark, the S&P Developed Small Cap Ex-U.S. Growth Index.

International equity markets rallied into 2013, with renewed optimism for a global economic recovery supported by new governments, accommodative central banks, and overcoming seemingly insignificant events. Global equity markets reacted negatively to concerns over China’s moderating economy, positively towards Japan’s monetary and fiscal stimulus policies, and cautiously to the decreased risk of a Eurozone implosion. China’s new leadership continued to focus on its domestic issues (i.e. pollution, wages, social unrest, urbanization, infrastructure, corruption, etc). China’s new government, which took over in March, attempted to reset market expectations by guiding for a 7.5% growth rate going forward. The National People’s Congress shows a clear preference for the quality of growth over the pace of growth. China’s policy for moderating growth has had reverberations throughout the world, most noticeably in emerging markets and in commodity prices.

In Japan, Prime Minister Shinzo Abe announced a stimulus plan to reignite Japan’s economic growth. After more than a decade of deflation, Japan’s parties and central banks collaborated to stimulate growth in the economy through coordinated fiscal and monetary policies. The Yen fell to multi-year lows, helping Japanese equities to their best quarterly performance in the first quarter since 2005. Exports are recovering and the 10.1% year-over-year rise in May’s merchandise exports is the fastest pace since December 2010. However, investors grew increasingly impatient with the lack of additional details in the plans mid-way through the second quarter, leading to a sell-off in the Japanese market. This sell-off happened to coincide with the U.S. Federal Reserve’s announcement that it may curb quantitative easing sooner rather than later, which weighed on all markets negatively.

European markets began the year with major markets like France, Italy, and Spain still in a recession. In Germany, news was mixed, as services expanded and unemployment remained at historically low levels despite weaker factory orders. Overall, the markets remained sluggish during the first quarter, as banking problems in Cyprus and Italy’s political instability worried investors. Amid the uncertainty, the European Central Bank (ECB) left key interest rates unchanged during the first quarter, as policy makers continued to signal that they would “do whatever it takes”. However, at its May meeting, the ECB decided to cut its key rate to an all-time low of 0.50%, the first cut since July 2012. European markets began to show some signs of stabilization as the pace of contraction slowed across much of the continent. Northern European economies, such as Norway, Sweden, and Switzerland, showed signs of economic life. Greece was downgraded to emerging market status by MSCI. Late in the first-half, Portugal began showing signs of political tensions and instability with the resignation of its foreign minister and finance minister. In the U.K., the service sector showed signs of growth, while its PMI moved further into expansionary territory. However, the U.K.’s recovery is weak with low inflation indicating that low interest rates could continue for some time.

For the first half of 2013, emerging markets were the worst performing region for small- and mid-size companies, as the S&P Emerging Small Cap Growth Index posted a gross loss of 4.1% while the S&P Asia Pacific Ex-Japan Small Cap Growth Index had negative returns of 8.8%. European small caps posted the best returns for the period, where the S&P Europe Small Cap Growth Index gained 6.9% on a gross return basis. The S&P Japan Small Cap Growth Index posted one of the best country returns, as it rose 14.3% on a U.S. dollar gross return basis. The largest absolute returns were delivered by smaller companies in Greece, up 24.0%, Denmark, up 30.0%, Italy, up 13.1%, and Mexico, up 11.9%, as measured by their respective S&P small cap growth country indices in U.S. dollars, all on a gross return basis.

On the currency front, the U.S. dollar appreciated against most major currencies during the first half of the year, as investors flocked to the safety of the dollar over weakening economies and depreciating currencies. Depreciating currencies included: the Japanese Yen, down 14.3%, British sterling, down 6.4%, and the Canadian dollar, down 6.0%. The Portfolio generally does not hedge against currency fluctuations, making gains or losses in line with currency movements.

The Portfolio benefited from being relatively overweight Europe versus Asia. This regional overweight benefitted relative performance, as the Euro weakened less than other major currency exposures in an unhedged currency portfolio. However, in light of the supportive country-specific macro environment and depreciating Yen that had evolved during the period, the Portfolio increased its investment exposure to Japan over the first half of the year appreciably, which was funded by a decrease in investments within the emerging markets. Excellent stock selection in Japan helped the Portfolio, as our returns were greater than the Japan small cap benchmark.(1)

Australia was the best relative performing country, as the Portfolio had no investments there while the country index sank nearly 19% in the period. Strong relative investment performance came from investments in Canada, the United Kingdom, and Italy. Weaker relative performance came from out-of-benchmark investments in Mexico, and relatively weaker stock selections in Norway, Sweden, and Austria.(1)

Relative outperforming sectors came from investments within Consumer Discretionary, Materials, and Industrials. A few individual stocks that contributed to the Portfolio’s performance included ASOS PLC and China Everbright International Ltd. ASOS PLC is a

33	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

U.K.-based company that is a global online fashion and beauty retailer with branded and own label product lines. ASOS PLC successfully caters to the fashion forward twenty-somethings in 160 countries. The company reported a 19% increase in first-half profits with sixty-one percent of sales coming from international markets. ASOS PLC reached a record six million active customers during the first-half of its fiscal year. The company expects to expand it business into China by October this year. China Everbright International Ltd. is a Hong Kong-listed environmental energy company. The company provides environmental protection project management including construction and operation of waste water treatment and waste-to-energy facilities. The company has successfully added to its order book by winning contracts with various Chinese municipalities. The company reported that 2012 net profit increased 40% year-over-year. China Everbright International Ltd. is the market leader and we think its sustainable earnings growth will be driven by sequential project wins in the coming decade.(1)

On a relative basis, weaker performance came from investments within Energy, Financials, and Consumer Staples. Mexichem SAB de CV is a Mexican producer of petrochemical products including PVC products. The company has had difficulty and delays integrating its most recent and largest ever acquisition of Wavin NV, a Dutch-listed PVC manufacturer. Mexichem SAB de CV reported first quarter operating profits declined 8% on 18% revenue growth compared to the same period last year. The inconsistent U.S. homebuilding market also weighed on the stock, as construction is the third largest chemicals end market globally. Europe and the general macro environment were not supportive for its businesses. Petroleum Geo-Services ASA is a Norwegian-listed company focused on providing seismic services of underwater oil and gas fields to its customers in the energy industry. First quarter results were good and the company’s management maintained its guidance for the year, citing market strength and price increases. Later, Petroleum Geo-Services ASA lowered its pricing expectations an average price increase of 10-15% in 2013 versus its previous expectation of 15%. This moderation of price expectations appeared to be a response to a quarter in which Petroleum Geo-Services ASA’s backlog declined (10% year-over-year). Generally, however, the weaker oil price has weighed heavily on Energy sector participants.(1)

Monthly economic statistics have oscillated between signaling good and poor economic conditions. We look behind the numbers to give us a sense of policy direction that would support small companies’ growth performances. Similar to last year, there is a disconnect between the markets’ performance and economic results. Investors do not learn how economically good a quarter is until after it has happened, thereby missing an investment opportunity during the period. While volatility will likely continue, we remain positive for the long term. Japan looks poised to break out onto a new future course. While Abenomics has many moving parts requiring structural reform, corporate tax changes, expanded labor pools, etc., we feel that the forthcoming changes will finally move Japan out of its historical downward spiral. For the first time, Japan has all political parties and the central bank on the same page. A key parliamentary election is due in July with Abe’s party expected to win. With the ruling party firmly in place in the lower and upper houses, policy implementation should begin shortly and Japanese citizens and corporates will benefit. A government budget highlighting the economic areas of growth will be presented around September. Europe continues to work out its problems and will continue to do “whatever it takes”. Again, the European Union today is in a better position than it was last summer.

We believe our bottom-up process is precisely what is called for to identify those individual investment opportunities that provide future growth and participation in a global economic recovery. Central banks and governments “will do whatever it takes” to provide a supportive economic environment and head off any threat of deep recession. Monetary and fiscal policies will continue towards more accommodative stances as inflation remains manageable. Germany continues to lead Europe with its strong export industries. Most emerging markets have struggled so far this year and depend on China’s growth. Our emerging market exposure remains small with selectivity towards those in Southeast Asia versus Latin America.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Developed Small Cap Ex-U.S. Growth Index is a subset of the S&P Global Broad Market Index (BMI), a broad index including all publicly listed equities with float-adjusted market values of US$ 100 million or more and annual dollar value traded of at least US$ 50 million in all included countries. The Developed Small Cap component of the BMI includes the equities in the bottom 15% of the market capitalization within each “developed” local market. Ex-U.S. denotes the use of all developed markets excluding the United States. The “Growth” subset includes those companies in each local market that exhibit the characteristics of growth. The index presented includes the effects of reinvested dividends.

34	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	91.6
Exchange Traded Funds	1.4
Money Market Funds Less Net Liabilities	7.0

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Ashtead Group PLC	2.0
2. Publicis Groupe SA	1.9
3. Telecity Group PLC	1.9
4. Dollarama, Inc.	1.7
5. ASOS PLC	1.7
6. InterContinental Hotels Group PLC	1.7
7. John Wood Group PLC	1.7
8. Bangkok Dusit Medical Services PCL	1.6
9. Signet Jewelers Ltd.	1.6
10. Rightmove PLC	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Country Weightings:

% of Net Assets
United Kingdom	21.9
Japan	16.8
France	8.9
Germany	5.5
Canada	4.4
Thailand	3.8
Hong Kong	3.6
Italy	3.0
Switzerland	2.4
Singapore	2.4

35

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 91.6%		Shares	Value
United Kingdom – 21.9%
Aberdeen Asset Management PLC	(b)	105,374	$613,239
Aggreko PLC	(b)	12,792	319,729
AMEC PLC	(b)	20,951	320,429
Ashtead Group PLC	(b)	131,834	1,297,566
ASOS PLC	(a)(b)	18,196	1,116,699
Babcock International Group PLC	(b)	22,000	369,400
Burberry Group PLC	(b)	37,629	774,122
Croda International PLC	(b)	22,054	831,658
Delphi Automotive PLC		11,355	575,585
Essentra PLC	(b)	77,000	823,391
InterContinental Hotels Group PLC	(b)	40,245	1,106,022
Intertek Group PLC	(b)	6,000	266,709
John Wood Group PLC	(b)	88,702	1,093,976
Jupiter Fund Management PLC	(b)	165,000	726,619
Rightmove PLC	(b)	32,807	1,040,081
Schroders PLC	(b)	20,000	663,938
Soco International PLC	(a)(b)	139,373	740,969
Subsea 7 SA	(a)(b)	23,000	404,642
Telecity Group PLC	(b)	80,738	1,244,177
Vectura Group PLC	(a)(c)	74,000	91,166

			14,420,117

Japan – 16.8%
Aisin Seiki Co. Ltd.	(b)	17,400	664,374
Avex Group Holdings, Inc.	(b)	18,100	571,294
Daihatsu Motor Co. Ltd.	(b)	32,000	606,104
Don Quijote Co. Ltd.	(b)	12,900	626,224
Ebara Corp.	(b)	84,000	448,397
Fuji Heavy Industries Ltd.	(b)	23,000	567,967
Hino Motors Ltd.	(b)	29,000	425,544
Japan Exchange Group, Inc.	(b)	3,400	343,424
JGC Corp.	(b)	18,000	648,224
JSR Corp.	(b)	22,000	445,140
Kakaku.com, Inc.	(b)	20,500	626,010
Livesense, Inc.	(a)(b)	8,600	441,264
Matsui Securities Co. Ltd.	(a)(b)	33,000	292,057
NGK Spark Plug Co. Ltd.	(b)	21,000	420,312
Park24 Co. Ltd.	(b)	34,800	631,342
Shionogi & Co. Ltd.	(b)	40,200	838,307
Ship Healthcare Holdings, Inc.	(b)	28,000	1,029,309
Toyo Suisan Kaisha Ltd.	(b)	11,000	366,000
United Arrows Ltd.	(b)	13,200	551,484
Yaskawa Electric Corp.	(b)	41,000	497,601

			11,040,378

France – 8.9%
Accor SA	(b)	16,283	572,359
Bureau Veritas SA	(b)	31,748	822,126
Edenred	(b)	15,965	488,843
JCDecaux SA	(b)	14,436	392,947
Publicis Groupe SA	(b)	17,881	1,273,469
Technip SA	(b)	9,173	932,273
Teleperformance	(b)	11,500	553,826
Zodiac Aerospace	(b)	6,162	815,922

			5,851,765

Germany – 5.5%
GEA Group AG	(b)	20,022	708,924
Gerresheimer AG	(b)	14,393	831,118
HeidelbergCement AG	(b)	8,249	552,690
SAF-Holland SA	(a)(b)	58,032	552,798
Wirecard AG	(b)	35,587	968,320

			3,613,850

Canada – 4.4%
Ainsworth Lumber Co. Ltd.	(a)	109,000	331,653
Bombardier, Inc.		150,700	670,606
Dollarama, Inc.		16,444	1,150,939
Norbord, Inc.		12,400	358,783
West Fraser Timber Co. Ltd.		5,000	377,959

			2,889,940

Common Stocks (Continued)		Shares	Value
Thailand – 3.8%
Amata Corp. PCL	(b)	835,100	$487,968
Bangkok Dusit Medical Services PCL	(b)	208,600	1,053,833
Minor International PCL	(b)	860,000	682,974
Sansiri PCL	(b)	3,000,000	299,553

			2,524,328

Hong Kong – 3.6%
Brilliance China Automotive Holdings Ltd.	(a)(b)	510,000	568,142
China Everbright International Ltd.	(b)	1,143,000	880,985
Haier Electronics Group Co. Ltd.	(b)	300,000	477,333
Techtronic Industries Co.	(b)	189,000	450,624

			2,377,084

Italy – 3.0%
Azimut Holding SpA	(b)	57,066	1,038,978
Yoox SpA	(a)(b)	43,200	927,308

			1,966,286

Switzerland – 2.4%
Adecco SA	(b)	12,424	707,571
GAM Holding AG	(b)	32,000	489,993
Partners Group Holding AG	(b)	1,500	406,018

			1,603,582

Singapore – 2.4%
City Developments Ltd.	(b)	76,000	639,366
Ezion Holdings Ltd.	(b)	569,000	948,794

			1,588,160

Mexico – 2.1%
Genomma Lab Internacional SAB de CV	(a)	170,000	335,737
Grupo Aeroportuario del Sureste SAB de CV – ADR		4,500	500,580
Mexichem SAB de CV		133,268	552,616

			1,388,933

Norway – 1.8%
Fred Olsen Energy ASA	(b)	10,836	429,103
Petroleum Geo-Services ASA	(b)	61,895	755,738

			1,184,841

Denmark – 1.7%
Pandora A/S	(b)	20,700	699,710
Rockwool International A/S	(b)	3,000	419,067

			1,118,777

United States – 1.7%
Catamaran Corp.	(a)	7,800	380,016
Invesco Ltd.		22,533	716,549

			1,096,565

Bermuda – 1.6%
Signet Jewelers Ltd.		15,500	1,045,165

Netherlands – 1.6%
Koninklijke DSM NV	(b)	15,723	1,025,035

Panama – 1.5%
Copa Holdings SA		7,700	1,009,624

Brazil – 1.3%
Cia Brasileira de Distribuicao Grupo Pao de Acucar – ADR		18,899	859,149

Israel – 1.1%
NICE Systems Ltd. – ADR		19,600	723,044

South Korea – 1.0%
Hotel Shilla Co. Ltd.	(b)	11,960	636,713

Austria – 0.8%
Andritz AG	(b)	10,695	548,733

Luxembourg – 0.8%
Eurofins Scientific	(a)(b)	2,587	545,915

36	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
Cayman Islands – 0.8%
Fabrinet	(a)	36,000	$504,000

Ireland – 0.6%
Grafton Group PLC	(b)	55,000	384,263

Sweden – 0.5%
Getinge AB	(b)	10,339	313,902

Total Common Stocks (Cost $47,182,190)			$60,260,149

Exchange Traded Funds – 1.4%		Shares	Value
iShares MSCI Japan ETF		82,000	$920,040

Total Exchange Traded Funds (Cost $896,662)			$920,040

Money Market Funds – 10.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		3,290,621	$3,290,621
State Street Institutional U.S. Government Money Market Fund Institutional Class		3,286,853	3,286,853

Total Money Market Funds (Cost $6,577,474)			$6,577,474

Total Investments – 103.0% (Cost $54,656,326)	(d)		$67,757,663
Liabilities in Excess of Other Assets – (3.0)%			(1,972,716)

Net Assets – 100.0%			$65,784,947

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $50,076,978, or 76.1% of the Portfolio’s net assets.

(c)	As discussed in Note 2 of the Notes to Schedules of Investments, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $91,166, or 0.1% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Sector Classifications (Common stocks): (Percent of net assets)

Consumer Discretionary	27.4%
Industrials	19.6%
Financials	10.2%
Energy	8.6%
Health Care	8.2%
Materials	8.1%
Information Technology	7.6%
Consumer Staples	1.9%

91.6%

The accompanying notes are an integral part of these financial statements.

37

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2013

Average Annual Returns:
One year	12.35%
Five years	2.68%
Ten years	7.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Aggressive Growth Portfolio returned 6.20% versus 13.82% for the current benchmark, the S&P 500 Index.

Stocks posted strong gains for much of the first half of 2013 and the U.S. economic recovery continued due to a stronger housing market and improving jobs data. However, in June, economic improvement also stoked concerns the Federal Reserve might ease off its loose monetary policies that had helped fuel a broad market rally earlier in the year. These fears led to increased volatility toward the end of the six-month period.

Much of the Portfolio’s underperformance came during the first three months of the period. The Portfolio’s selections in the Information Technology and Industrials sectors were the largest detractors from relative performance. Stock selection in the Health Care sector and an underweight in the Energy sector contributed to relative results. The companies with the lowest returns for the period included Turquoise Hill Resources Ltd., Apple, Inc., FANUC Corp., VMware, Inc. and Trimble Navigation Ltd. Stocks with the highest returns during the period included Vertex Pharmaceuticals, Inc., Yelp, Inc., Celgene Corp., CoStar Group, Inc. and Gilead Sciences, Inc.(1)

The Portfolio’s top five contributors included several health care companies. Celgene Corp. was the top contributor to performance. This global biotechnology company seeks to deliver truly innovative and life-changing drugs for the treatment of cancer and other severe immune, inflammatory conditions. We see the potential for continued strong growth ahead for Celgene Corp.’s blood-cancer-fighting Revlimid drug franchise and believe its additional pipeline products could further supplement this growth. Some of the new drugs that could become meaningful contributors include Apremilast, an oral drug to treat psoriatic arthritis and psoriasis, Abraxane for pancreatic cancer, and Pomalyst for refractory multiple myeloma. We also appreciate the company management’s willingness to utilize free cash flow for share repurchases and acquisitions.(1)

Vertex Pharmaceuticals, Inc. was the Portfolio’s second largest contributor. The biotechnology company has been a favorite for our health care research analysts because of its new treatments for cystic fibrosis, which are the first drugs to address the underlying cause of the disease, as opposed to just treating its symptoms. The stock was up more than 40% during the quarter after new data pointed to the drugs’ ability to treat a wider subset of patients suffering from the disease.(1)

Another Portfolio contributor was News Corp. The diversified media company’s plans to split the company into two separate businesses, one for its more profitable entertainment business and the other for publishing businesses, is evidence, along with share buybacks and accretive acquisitions, that company management is focused on increasing shareholder value. We feel the fundamental growth rates for the company’s global entertainment businesses continue to be strong and are well positioned to gain market share. We also like the company’s role as a provider of content, which we think will increase in value going forward.(1)

CoStar Group, Inc. was another large contributor. We like the potential recurring revenue streams associated with CoStar Group, Inc.’s subscription-based commercial real estate database. In our view, building a network among real estate brokers across the country is a wide competitive moat business that would be difficult for any competitor to replicate.(1)

Express Scripts Holdings Co. was the fifth largest contributor. Toward the end of last year, the company had issued unclear guidance about future growth potential, which concerned investors. After earnings and revenue beat estimates in the most recent quarterly earnings and the company raised guidance, the market became more clear on what we believe is its strong long-term growth potential. Express Scripts Holdings Co. is seeing the benefit of its merger with Medco Health Solutions, which made the company the largest pharmacy benefit manager in the market. We believe this scale is an important competitive advantage for the company. As a pharmacy benefit manager, Express Scripts Holdings Co. gains when it saves employers money by helping drive greater utilization of generic drugs. With greater scale, Express Scripts Holdings Co. can negotiate better pricing for drugs, driving further savings for its customers.(1)

Two Information Technology companies were among the Portfolio’s largest detractors. Apple, Inc. was the Portfolio’s top detractor. In an effort to more accurately reflect the long-term competitive advantages of the company, we trimmed the position during the latest quarter. However, at current valuation levels we think the market is overlooking some of the positive attributes of the company. Apple, Inc. is undoubtedly being challenged by Google, Inc., a new holding in the Portfolio, to win market share among first-time and lower-end smartphone users. Many of these consumers have shown a preference for low-cost devices that use Google, Inc.’s Android operating system. However, Apple, Inc. still has a very sticky customer base of high-end consumers, and we believe there is optionality from a product upgrade cycle or potential innovation.(1)

FANUC Corp., from the Industrials sector, was the Portfolio’s next largest detractor. The provider of industrial automation equipment has benefited from higher penetration of computer numeric control (CNC) systems in machine tools and increased automation, particularly in China, as wage inflation becomes a bigger concern. These trends have led to high returns on invested capital. We trimmed the position during the quarter to more accurately reflect its risk/reward profile.(1)

38	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

The Portfolio’s third largest detractor was Turquoise Hill Resources Ltd. The company owns a Mongolian Copper Mine. Geopolitical risk and lower copper prices have weighed on the stock. We sold the position during the period.(1)

Trimble Navigation Ltd. was the Portfolio’s next detractor. Trimble Navigation Ltd. makes global positioning services (GPS) navigation and surveying devices. We think Trimble Navigation Ltd.’s products are cost-saving, productivity enhancing tools offering demonstrable returns to its customers in agriculture and construction. We also like the company’s potential to gain market share.(1)

The Portfolio’s fifth largest detractor was VMware, Inc. A provider of virtualization and virtualization-based cloud infrastructure solutions, VMware, Inc.’s products facilitate access to cloud computing capacity, business continuity, software lifecycle management and corporate end-user computing device management. We are monitoring the stock closely due to concerns about the potential size of the software virtualization market and VMware, Inc.’s ability to gain share in that market.(1)

The U.S. economy continues to grow at a slow but steady pace, but we believe this is a favorable environment for concentrated growth portfolios. We believe companies with competitive advantages and secular tailwinds that allow them to grow even in a slow-growth economic environment should be more appreciated by the market when growth is harder to come by for many companies.

As part of our change in Portfolio managers, we expect to make a few changes in how the Portfolio is constructed going forward. We will, however, continue to focus on finding wide-moat businesses with clear competitive advantages. We still believe concentrated portfolios represent a strong way to generate alpha, but we are reducing the sizes of the largest positions in the Portfolio. Ideally, we do not expect any of the holdings to comprise more than 8% of the Portfolio. By distributing position sizes more evenly, we believe it creates a more meaningful opportunity for all the positions in the Portfolio to contribute to performance. Another change is that we expect to identify more emerging large-cap companies with innovative products or services that could be disruptive to the current competitive landscape in which they do business. If we can identify these companies earlier than the rest of the market, they can potentially create some of the greatest growth opportunities.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	99.8
Other Net Assets	0.2

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Twenty-First Century Fox, Inc. Class A	5.7
2. Express Scripts Holding Co.	5.5
3. Celgene Corp.	4.9
4. Apple, Inc.	4.4
5. Google, Inc. Class A	4.1
6. Zoetis, Inc.	3.7
7. FANUC Corp.	3.3
8. Monster Beverage Corp.	3.2
9. U.S. Bancorp	3.2
10. Vertex Pharmaceuticals, Inc.	3.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Health Care	27.4
Information Technology	26.4
Consumer Discretionary	22.1
Consumer Staples	7.0
Financials	6.8
Industrials	4.1
Telecommunication Services	3.7
Materials	2.3

99.8

39

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 99.8%		Shares	Value
CONSUMER DISCRETIONARY – 22.1%
Delphi Automotive PLC (Auto Components)		12,537	$635,501
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	53,914	796,849
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,144	317,677
priceline.com, Inc. (Internet & Catalog Retail)	(a)	817	675,765
Twenty-First Century Fox, Inc. Class A (Media)	(a)	56,782	1,851,093
L Brands, Inc. (Specialty Retail)		19,290	950,033
TJX Cos., Inc. (Specialty Retail)		13,426	672,106
Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	(b)	10,856	957,372
Prada SpA (Textiles, Apparel & Luxury Goods)	(b)	36,900	332,755

			7,189,151

CONSUMER STAPLES – 7.0%
Davide Campari-Milano SpA (Beverages)	(b)	128,976	934,411
Monster Beverage Corp. (Beverages)	(a)	17,034	1,035,156
Pernod-Ricard SA (Beverages)	(b)	2,898	321,659

			2,291,226

FINANCIALS – 6.8%
U.S. Bancorp (Commercial Banks)		28,399	1,026,624
AIA Group Ltd. (Insurance)	(b)	118,000	497,134
Prudential PLC (Insurance)	(b)	41,630	679,521

			2,203,279

HEALTH CARE – 27.4%
Celgene Corp. (Biotechnology)	(a)	13,588	1,588,573
Gilead Sciences, Inc. (Biotechnology)	(a)	13,429	687,699
Medivation, Inc. (Biotechnology)	(a)	20,347	1,001,072
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	12,716	1,015,627
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	653	330,797
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	5,250	634,200
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	29,028	1,790,737
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	7,761	668,067
Zoetis, Inc. (Pharmaceuticals)		38,476	1,188,524

			8,905,296

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 4.1%
Precision Castparts Corp. (Aerospace & Defense)		1,219	$275,506
FANUC Corp. (Machinery)	(b)	7,400	1,070,979

			1,346,485

INFORMATION TECHNOLOGY – 26.4%
Apple, Inc. (Computers & Peripherals)		3,628	1,436,978
EMC Corp. (Computers & Peripherals)		42,510	1,004,086
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		4,853	378,243
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		16,417	747,630
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)	(a)	31,568	821,084
CoStar Group, Inc. (Internet Software & Svs.)	(a)	5,656	730,020
eBay, Inc. (Internet Software & Svs.)	(a)	19,174	991,679
Google, Inc. Class A (Internet Software & Svs.)	(a)	1,529	1,346,086
Mastercard, Inc. Class A (IT Svs.)		1,193	685,379
VMware, Inc. Class A (Software)	(a)	6,649	445,417

			8,586,602

MATERIALS – 2.3%
Monsanto Co. (Chemicals)		6,494	641,607
Turquoise Hill Resources Ltd. (Metals & Mining)	(a)	19,326	114,603

			756,210

TELECOMMUNICATION SERVICES – 3.7%
Iliad SA (Diversified Telecom. Svs.)	(b)	2,310	499,068
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	9,687	701,242

			1,200,310

Total Common Stocks (Cost $25,105,646)			$32,478,559

Total Investments – 99.8% (Cost $25,105,646)	(c)		$32,478,559
Other Assets in Excess of Liabilities – 0.2%			69,476

Net Assets – 100.0%			$32,548,035

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,292,899, or 16.3% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

40

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of June 30, 2013

Average Annual Returns:
One year	22.61%
Five years	13.34%
Ten years	12.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Small Cap Growth Portfolio returned 17.58% versus 17.44% for the current benchmark, the Russell 2000 Growth Index.

Stock selection in Information Technology and Financials were the largest contributors to relative performance during the period. The Portfolio’s Industrials and Health Care holdings detracted from relative results. The Portfolio’s five top performing stocks during the period were WisdomTree Investments, Inc., Yelp, Inc., Envestnet, Inc., Financial Engines, Inc. and Exact Sciences Corp. The Portfolio’s five stocks with the worst returns included Ironwood Pharmaceuticals, Inc., Marin Software, Inc., LivePerson, Inc., Volcano Corp. and GrafTech International, Ltd.(1)

Envestnet, Inc. was the Portfolio’s top contributor. A number of the Portfolio’s Information Technology holdings have predictable or recurring revenue streams from diverse end markets outside the Information Technology sector. Envestnet, Inc. is a good example. The company provides a range of practice management and reporting solutions to financial advisors. Financial advisors depend on Envestnet, Inc.’s services to run their practices more efficiently. Since Envestnet, Inc.’s revenue is based on the asset bases of the advisors it serves, we think this creates a predictable revenue stream for the company.(1)

SS&C Technologies Holdings, Inc. was the Portfolio’s second largest contributor. The company provides software services to the financial services industry. SS&C Technologies Holdings, Inc. is another example of the type of stable recurring-revenue business models we seek in the Portfolio, as most of its revenue comes from subscription services or software maintenance. Last year, the company acquired another company that provides back-office services to hedge funds. This year we have seen early signs that SS&C Technologies Holdings, Inc. is having success in cross-selling the products of the company it acquired. We also think increased scrutiny of the hedge fund industry plays into the hands of SS&C Technologies Holdings, Inc., as hedge funds seek independent providers of fund administration services with a high level of transparency and accountability.(1)

Another contributor was Blackbaud, Inc. Blackbaud, Inc. provides software solutions to the nonprofit industry. The company acquired one of its competitors last year, which was disruptive to the business over the short term. Now, we believe the market has gained clarity on how the two companies will work together and has come to appreciate Blackbaud, Inc.’s competitive positioning. The company’s main competitors have not invested enough in their technology platforms, in our view, which should allow Blackbaud, Inc. to gain market share. We also like the company because the majority of its revenue comes from maintenance and subscription services, which is a steadier, more predictable revenue stream.(1)

Quicksilver, Inc. was the Portfolio’s fourth largest contributor. The company designs, develops and distributes branded apparel, footwear, accessories, and related products, catering to the casual, youth lifestyle associated with surfing, skateboarding and snowboarding. Quiksilver, Inc. is in the middle of a turnaround, which we believe it can successfully execute as it better monetizes the value of its underlying brands.(1)

The Portfolio’s fifth largest contributor was Wolverine World Wide, Inc. The company designs, manufactures and markets a range of casual footwear and apparel, performance outdoor footwear and apparel, industrial work shoes, boots and apparel, and uniform shoes and boots. We think the company will create value by pushing some of its newly acquired shoe brands through its global distribution network. We also think Wolverine World Wide, Inc. can improve the brands, some of which had been undermanaged.(1)

LivePerson, Inc. was the Portfolio’s largest detractor during the period. The company has made large investments to try to move from being a customer service center for its retailers to a company that helps retailers generate additional revenue from the customers who visit their web sites. The investments LivePerson, Inc. has made in trying to develop these new services have played a role in compressing profit margins, which weighed on the stock. We are closely monitoring how the company executes on new strategies designed to help retailers generate additional revenue from the customers who visit their web sites.(1)

The Portfolio’s second largest detractor was GrafTech International Ltd. GrafTech International Ltd. produces graphite electrodes, which go into the electric arc furnaces used for steel production. Destocking among steel producers has weighed on the stock in recent months. Our long-term view of the company remains unchanged. Electric arc furnaces are a more environmentally friendly way to make steel than blast furnaces, but still have a low penetration rate outside the U.S. We think GrafTech International Ltd.’s global footprint gives the company an opportunity to serve this large addressable market. We also think GrafTech International Ltd. has a competitive advantage in being the only vertically integrated graphite electrode producer.(1)

Volcano Corp. was the Portfolio’s third largest detractor. The company makes intravascular ultrasound and heart diagnostic tools. We believe the company is well positioned because its tools save costs in the system, often eliminating the need for retreatment of patients. However, the growth trajectory of some of Volcano Corp.’s products has been slower than expected. Volcano Corp. has also raised debt to fund future acquisitions. The market has questioned the acquisition strategy, which has weighed on the stock. We continue to monitor the position closely as these issues play out at the company.(1)

Another Portfolio detractor was Intrepid Potash, Inc. The company produces potash, a key ingredient in fertilizer. We believe demand for potash will continue to grow as farmers seek to improve crop yields to take advantage of higher agricultural commodity prices and to keep up with growing food demand. We also think that potash is an attractive industry, due to a tightly controlled supply profile and the low penetration level of potash use in farming in emerging markets.(1)

41	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Ironwood Pharmaceuticals, Inc. was the Portfolio’s fifth largest detractor. Ironwood Pharmaceuticals, Inc. is a small-cap biotechnology company that has developed Linzess, a potential best-in-class drug for IBS-C (irritable bowel syndrome) and chronic constipation. These are diseases that affect over 30 million people in the U.S., with over 10 million doctor visits. Despite the large market, there have been no available therapies that address the key symptoms for these patients (constipation and abdominal pain). Ironwood Pharmaceuticals, Inc. and its partner, Forest Laboratories, launched Linzess in December of 2012 and the initial adoption has been strong, with positive feedback from physicians. We continue to believe the drug has significant sales potential.(1)

We believe the U.S. economy is continuing to improve. Cheap natural gas and oil are creating a U.S. manufacturing renaissance. A stronger housing market is boosting a number of industries, and consumer spending has been surprisingly resilient over the past year. But much of the positive economic news has been factored into stock valuations. The Russell 2000 Growth Index hit an all-time high during the quarter and after such a strong climb, valuations for a number of small-cap companies more fully reflect their growth potential. When the risk/reward profile of stocks is more balanced, however, it makes good stock selection more important. Even though many stocks are more fully valued, our analysts continue to find several new and exciting growth opportunities, and we hope to use the potential of market volatility in the coming months to add those positions to the Portfolio.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	91.2
Money Market Funds and Other Net Assets	8.8

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. SS&C Technologies Holdings, Inc.	3.0
2. Wolverine World Wide, Inc.	2.6
3. Carter’s, Inc.	2.5
4. Blackbaud, Inc.	2.3
5. Dresser-Rand Group, Inc.	2.2
6. Measurement Specialties, Inc.	2.2
7. HEICO Corp. Class A	2.0
8. WESCO International, Inc.	1.9
9. Quidel Corp.	1.8
10. Broadridge Financial Solutions, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	26.4
Industrials	21.3
Health Care	14.9
Consumer Discretionary	14.5
Energy	6.2
Financials	5.5
Consumer Staples	1.2
Materials	1.2

91.2

42

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 91.2%		Shares	Value
CONSUMER DISCRETIONARY – 14.5%
Ascent Capital Group, Inc. Class A (Diversified Consumer Svs.)	(a)	2,014	$157,233
K12, Inc. (Diversified Consumer Svs.)	(a)	548	14,396
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	116	47,606
Noodles & Co. (Hotels, Restaurants & Leisure)	(a)	1,242	45,644
SodaStream International Ltd. (Household Durables)	(a)	9,079	659,589
Arctic Cat, Inc. (Leisure Equip. & Products)		9,358	420,923
National CineMedia, Inc. (Media)		37,956	641,077
Gordmans Stores, Inc. (Multiline Retail)	(a)	22,138	301,298
Hibbett Sports, Inc. (Specialty Retail)	(a)	14,210	788,655
Monro Muffler Brake, Inc. (Specialty Retail)		12,672	608,890
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		15,509	1,148,752
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	3,614	182,543
Maidenform Brands, Inc. (Textiles, Apparel & Luxury Goods)	(a)	12,120	210,040
Quiksilver, Inc. (Textiles, Apparel & Luxury Goods)	(a)	31,901	205,442
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		21,707	1,185,419

			6,617,507

CONSUMER STAPLES – 1.2%
Casey’s General Stores, Inc. (Food & Staples Retailing)		5,416	325,827
Prestige Brands Holdings, Inc. (Personal Products)	(a)	7,838	228,399

			554,226

ENERGY – 6.2%
Dresser-Rand Group, Inc. (Energy Equip. & Svs.)	(a)	16,487	988,890
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	6,370	575,147
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		14,010	757,941
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		1	71
Targa Resources Corp. (Oil, Gas & Consumable Fuels)		4,289	275,911
World Fuel Services Corp. (Oil, Gas & Consumable Fuels)		5,235	209,295

			2,807,255

FINANCIALS – 5.5%
Artisan Partners Asset Management, Inc. (Capital Markets)	(a)	3,001	149,780
Financial Engines, Inc. (Capital Markets)		7,358	335,451
LPL Financial Holdings, Inc. (Capital Markets)		10,697	403,919
WisdomTree Investments, Inc. (Capital Markets)	(a)	43,305	501,039
Bank of the Ozarks, Inc. (Commercial Banks)		5,099	220,940
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		10,031	468,949
MSCI, Inc. (Diversified Financial Svs.)	(a)	12,870	428,185

			2,508,263

HEALTH CARE – 14.9%
Achillion Pharmaceuticals, Inc. (Biotechnology)	(a)	28,546	233,506
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	15,815	276,604
Exact Sciences Corp. (Biotechnology)	(a)	30,755	427,802
Incyte Corp Ltd. (Biotechnology)	(a)	17,915	394,130
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	19,818	197,189
Medivation, Inc. (Biotechnology)	(a)	6,481	318,865
Seattle Genetics, Inc. (Biotechnology)	(a)	5,584	175,673
Synageva BioPharma Corp. (Biotechnology)	(a)	7,005	294,210
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	43,551	578,357
Masimo Corp. (Health Care Equip. & Supplies)		24,886	527,583
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	31,317	421,527
Quidel Corp. (Health Care Equip. & Supplies)	(a)	32,350	825,896
Volcano Corp. (Health Care Equip. & Supplies)	(a)	10,130	183,657

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	30,404	$645,477
athenahealth, Inc. (Health Care Technology)	(a)	6,052	512,725
Techne Corp. (Life Sciences Tools & Svs.)		10,964	757,393

			6,770,594

INDUSTRIALS – 21.3%
HEICO Corp. Class A (Aerospace & Defense)		24,547	906,030
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	21,180	771,376
Clean Harbors, Inc. (Commercial Svs. & Supplies)	(a)	4,061	205,202
Heritage-Crystal Clean, Inc. (Commercial Svs. & Supplies)	(a)	24,153	352,875
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		34,925	671,258
Standard Parking Corp. (Commercial Svs. & Supplies)	(a)	25,374	544,526
GrafTech International Ltd. (Electrical Equip.)	(a)	103,664	754,674
Polypore International, Inc. (Electrical Equip.)	(a)	18,741	755,262
Kennametal, Inc. (Machinery)		8,470	328,890
Nordson Corp. (Machinery)		10,799	748,479
Tennant Co. (Machinery)		11,397	550,133
Wabtec Corp. (Machinery)		14,694	785,100
Landstar System, Inc. (Road & Rail)		11,766	605,949
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	11,630	484,041
Saia, Inc. (Road & Rail)	(a)	12,545	375,959
WESCO International, Inc. (Trading Companies & Distributors)	(a)	12,653	859,898

			9,699,652

INFORMATION TECHNOLOGY – 26.4%
Stratasys Ltd. (Computers & Peripherals)	(a)	3,890	325,749
DTS, Inc. (Electronic Equip., Instr. & Comp.)	(a)	24,181	497,645
Measurement Specialties, Inc. (Electronic Equip., Instr. & Comp.)	(a)	21,117	982,574
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		3,888	108,631
RealD, Inc. (Electronic Equip., Instr. & Comp.)	(a)	28,489	395,997
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	4,556	71,666
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	8,183	354,242
CoStar Group, Inc. (Internet Software & Svs.)	(a)	2,269	292,860
Envestnet, Inc. (Internet Software & Svs.)	(a)	17,732	436,207
j2 Global, Inc. (Internet Software & Svs.)		5,514	234,400
LivePerson, Inc. (Internet Software & Svs.)	(a)	57,491	514,832
Marin Software, Inc. (Internet Software & Svs.)	(a)	5,253	53,791
Textura Corp. (Internet Software & Svs.)	(a)	1,313	34,151
VistaPrint NV (Internet Software & Svs.)	(a)	12,630	623,543
Yelp, Inc. (Internet Software & Svs.)	(a)	6,622	230,247
Zillow, Inc. Class A (Internet Software & Svs.)	(a)	1,882	105,957
Broadridge Financial Solutions, Inc. (IT Svs.)		30,221	803,274
Euronet Worldwide, Inc. (IT Svs.)	(a)	15,315	487,936
International Rectifier Corp. (Semiconductors & Equip.)	(a)	14,186	297,055
Advent Software, Inc. (Software)	(a)	7,045	246,998
Blackbaud, Inc. (Software)		32,520	1,059,176
Cadence Design Systems, Inc. (Software)	(a)	39,926	578,128
Guidewire Software, Inc. (Software)	(a)	7,073	297,420
Model N, Inc. (Software)	(a)	2,619	61,180
NICE Systems Ltd. – ADR (Software)		6,103	225,140
Rally Software Development Corp. (Software)	(a)	2,727	67,684
RealPage, Inc. (Software)	(a)	39,511	724,632
Solera Holdings, Inc. (Software)		3,945	219,539
SS&C Technologies Holdings, Inc. (Software)	(a)	41,570	1,367,653
Tyler Technologies, Inc. (Software)	(a)	4,710	322,871

			12,021,178

43	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
MATERIALS – 1.2%
Intrepid Potash, Inc. (Chemicals)		27,987	$533,152

Total Common Stocks (Cost $36,995,551)			$41,511,827

Money Market Funds – 8.0%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		3,628,000	$3,628,000

Total Money Market Funds (Cost $3,628,000)			$3,628,000

Total Investments – 99.2% (Cost $40,623,551)	(b)		$45,139,827
Other Assets in Excess of Liabilities – 0.8%			384,224

Net Assets – 100.0%			$45,524,051

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2013

Average Annual Returns:
One year	18.89%
Five years	4.34%
Ten years	7.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Mid Cap Opportunity Portfolio returned 10.98% versus 14.70% for the current benchmark, the Russell Midcap Growth Index.

As we enter the third quarter, we continue to be optimistic regarding the U.S. equity market. Despite a strong first half of 2013, we believe the case for investing in U.S. equities remains compelling. In our view, valuations are reasonable, as the S&P 500 Index is trading below its historical average price-to-earnings (P/E) multiple and offers an attractive dividend yield of approximately 2%. The strength of corporate balance sheets provides companies with a number of options to enhance shareholder value going forward. Signs of improving U.S. economic growth remain intact, supported by a continued recovery in the housing market and consumer confidence. However, some headwinds remain, given market concerns about the Federal Reserve tapering asset purchases and rising rates, fiscal policy’s drag on growth, and global weakness. We believe it is important to recognize that rising rates and advancing equity markets are not mutually exclusive. Equities have the potential to continue to rise in an increasing rate environment, driven by improving U.S. economic growth and given that the absolute level of rates remains low by historical standards. Additional catalysts could also be improved sentiment and increased flows into equities.

Weakness in Consumer Discretionary, Information Technology, and Industrials stock selection detracted from relative returns, while positive stock selection in the Financials and Materials sectors contributed to performance.(1)

Rackspace Hosting, Inc., a leading provider of managed hosting and cloud computing services, detracted from performance, as it reported disappointing fiscal first quarter results. The slowdown in sales growth highlights the challenges the company is experiencing gaining traction with its new cloud offering and, more specifically, transitioning large enterprise customers to the new offering. The company also indicated that it would have to spend more to acquire new customers. The secular growth trends driving Rackspace Hosting, Inc. remain intact, as the architecture of computing and enterprise information technology spending continue to shift towards the cloud. However, we are being thoughtful about position sizing in order to reflect changes in the overall risk/reward profile.(1)

Equinix, Inc., a leading data center solutions company, also detracted from returns. Its shares declined in the second quarter of 2013, as the potential for rising interest rates weighed broadly on yield-sensitive securities such as bonds and real estate investment trusts (REITs). In addition, the U.S. Internal Revenue Service (IRS) announced that it will more closely evaluate how it defines a REIT and, therefore, applies REIT status to particular companies. In 2012, Equinix, Inc. announced its planned conversion to a REIT. In our view, this is a short-term headwind for the stock, as similar companies in the data center industry have already converted to a REIT structure. We believe that, despite the recent weakness, company fundamentals remain strong and Equinix, Inc. continues to benefit from several secular growth drivers, including cloud computing, growth in internet traffic and enterprise outsourcing, and rising demand for optimized network performance. We believe that Equinix, Inc.’s pricing power remains strong in all regions in which it operates and its global focus continues to be a significant differentiator versus peers.(1)

Vertex Pharmaceuticals, Inc. was a top performer during the second quarter of 2013. Supportive trial data was released on one of its cystic fibrosis drugs that is in development, causing its shares to move higher now that regulatory approval of the treatment seems more likely. We believe Vertex Pharmaceuticals, Inc. has an attractive risk/reward profile and is well positioned to grow its addressable market through its Cystic Fibrosis franchise. In addition, we believe the value of Vertex Pharmaceuticals, Inc.’s Hepatitis-C franchise is underestimated by the market, which could lead to significant upside in the stock. In our view, the company has a robust pipeline of new treatments and maintains a healthy balance sheet that should help fund research on additional therapies.(1)

Pandora Media, Inc., a leading Internet radio service provider, was another top contributor to performance. Pandora Media, Inc. reported record results for the first quarter of its 2014 fiscal year and raised its full year guidance. The stock was also bolstered by the news that the company estimates that one third of all new cars sold in 2013 in the U.S. will have Pandora Media installed, including over 100 vehicle models. This announcement highlights Pandora Media gaining share of radio listening in the car, which should drive up listening hours per user. We believe the company is well positioned to gain market share within the terrestrial radio market and should continue to grow its active user base as it builds out its advertising sales force. Pandora Media, Inc.’s differentiated business model, first-mover advantage, and strong brand recognition also support sustainable growth.(1)

The Portfolio’s best performers were Pandora Media, Inc., Vertex Pharmaceuticals, Inc., FleetCor Technologies, Inc., Intercontinental Exchange, Inc. and Core Laboratories NV. The Portfolio’s worst performers were Rackspace Hosting, Inc., VeriFone Systems, Inc., Cognizant Technology Solutions Corp., Lululemon Athletica, Inc. and Medivation, Inc. The Portfolio’s largest contributors were Vertex Pharmaceuticals, Inc., Pandora Media, Inc., FleetCor Technologies, Inc., Activision Blizzard, Inc. and IntercontinentalExchange, Inc. The Portfolio’s largest detractors were Rackspace Hosting, Inc., Equinix, Inc., SBA Communications Corp., Salesforce.com, Inc. and Ritchie Bros Auctioneers, Inc.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

45

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	99.4
Money Market Funds Less Net Liabilities	0.6

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. SBA Communications Corp. Class A	3.3
2. Equinix, Inc.	2.7
3. CBRE Group, Inc.	2.7
4. IntercontinentalExchange, Inc.	2.5
5. Agilent Technologies, Inc.	2.5
6. PVH Corp.	2.4
7. Xilinx, Inc.	2.3
8. MSCI, Inc.	2.2
9. Amphenol Corp. Class A	2.2
10. Dollar General Corp.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	19.9
Information Technology	16.6
Health Care	16.5
Financials	14.2
Industrials	11.5
Consumer Staples	5.9
Energy	5.5
Telecommunication Services	4.7
Materials	4.6

99.4

46

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 99.4%		Shares	Value
CONSUMER DISCRETIONARY – 19.9%
Coinstar, Inc. (Diversified Consumer Svs.)	(a)	15,915	$933,733
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,082	758,577
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		13,943	597,039
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		19,956	805,624
Discovery Communications, Inc. Class A (Media)	(a)	10,121	781,442
Scripps Networks Interactive, Inc. Class A (Media)		13,542	904,064
Dollar General Corp. (Multiline Retail)	(a)	30,214	1,523,692
Dick’s Sporting Goods, Inc. (Specialty Retail)		13,347	668,151
L Brands, Inc. (Specialty Retail)		26,218	1,291,236
PetSmart, Inc. (Specialty Retail)		19,939	1,335,714
Tiffany & Co. (Specialty Retail)		8,542	622,199
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	3,805	381,109
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	19,130	966,256
Fifth & Pacific Cos., Inc. (Textiles, Apparel & Luxury Goods)	(a)	35,837	800,599
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	7,767	508,894
PVH Corp. (Textiles, Apparel & Luxury Goods)		14,053	1,757,328

			14,635,657

CONSUMER STAPLES – 5.9%
Beam, Inc. (Beverages)		13,861	874,768
Monster Beverage Corp. (Beverages)	(a)	6,446	391,723
Hain Celestial Group, Inc. / The (Food Products)	(a)	13,884	902,043
TreeHouse Foods, Inc. (Food Products)	(a)	8,264	541,623
Church & Dwight Co., Inc. (Household Products)		16,209	1,000,257
Estee Lauder Cos., Inc. / The Class A (Personal Products)		9,757	641,718

			4,352,132

ENERGY – 5.5%
Cameron International Corp. (Energy Equip. & Svs.)	(a)	19,669	1,202,956
Core Laboratories NV (Energy Equip. & Svs.)		4,193	635,910
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	7,383	666,611
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		6,577	952,021
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	11,842	545,798

			4,003,296

FINANCIALS – 14.2%
Lazard Ltd. Class A (Capital Markets)		28,105	903,576
Northern Trust Corp. (Capital Markets)		17,951	1,039,363
T. Rowe Price Group, Inc. (Capital Markets)		12,972	948,902
First Republic Bank (Commercial Banks)		32,798	1,262,067
SLM Corp. (Consumer Finance)		40,585	927,773
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	10,202	1,813,507
MSCI, Inc. (Diversified Financial Svs.)	(a)	47,766	1,589,175
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	83,631	1,953,620

			10,437,983

HEALTH CARE – 16.5%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	4,132	381,136
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	13,918	243,426
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	10,196	568,835
Cepheid, Inc. (Biotechnology)	(a)	23,668	814,653

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Medivation, Inc. (Biotechnology)	(a)	10,046	$494,263
Pharmacyclics, Inc. (Biotechnology)	(a)	3,600	286,092
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,304	518,123
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	12,979	1,036,633
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	25,702	947,119
C.R. Bard, Inc. (Health Care Equip. & Supplies)		13,926	1,513,478
Teleflex, Inc. (Health Care Equip. & Supplies)		3,346	259,281
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	10,173	974,065
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	4,099	375,386
HMS Holdings Corp. (Health Care Technology)	(a)	26,820	624,906
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		42,152	1,802,419
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	2,512	505,414
Shire PLC – ADR (Pharmaceuticals)		8,006	761,451

			12,106,680

INDUSTRIALS – 11.5%
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		10,080	247,162
Ritchie Bros Auctioneers, Inc. (Commercial Svs. & Supplies)		36,129	694,399
Quanta Services, Inc. (Construction & Engineering)	(a)	24,431	646,444
Hubbell, Inc. Class B (Electrical Equip.)		10,443	1,033,857
Rockwell Automation, Inc. (Electrical Equip.)		7,921	658,552
Roper Industries, Inc. (Electrical Equip.)		6,717	834,386
Sensata Technologies Holding NV (Electrical Equip.)	(a)	36,700	1,280,830
Graco, Inc. (Machinery)		19,663	1,242,898
Kennametal, Inc. (Machinery)		27,647	1,073,533
W.W. Grainger, Inc. (Trading Companies & Distributors)		2,930	738,887

			8,450,948

INFORMATION TECHNOLOGY – 16.6%
Juniper Networks, Inc. (Communications Equip.)	(a)	18,576	358,702
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		20,314	1,583,273
Equinix, Inc. (Internet Software & Svs.)	(a)	10,761	1,987,772
Pandora Media, Inc. (Internet Software & Svs.)	(a)	34,870	641,608
Rackspace Hosting, Inc. (Internet Software & Svs.)	(a)	23,038	872,910
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	8,353	522,981
FleetCor Technologies, Inc. (IT Svs.)	(a)	7,697	625,766
Genpact Ltd. (IT Svs.)		31,287	601,962
Altera Corp. (Semiconductors & Equip.)		31,240	1,030,608
Linear Technology Corp. (Semiconductors & Equip.)		17,420	641,753
Xilinx, Inc. (Semiconductors & Equip.)		42,028	1,664,729
MICROS Systems, Inc. (Software)	(a)	20,105	867,531
Salesforce.com, Inc. (Software)	(a)	20,672	789,257

			12,188,852

MATERIALS – 4.6%
Airgas, Inc. (Chemicals)		12,904	1,231,816
Ecolab, Inc. (Chemicals)		13,757	1,171,959
International Flavors & Fragrances, Inc. (Chemicals)		13,449	1,010,827

			3,414,602

TELECOMMUNICATION SERVICES – 4.7%
tw telecom, Inc. (Diversified Telecom. Svs.)	(a)	36,137	1,016,895
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	33,175	2,458,931

			3,475,826

Total Common Stocks (Cost $59,097,285)			$73,065,976

47	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Money Market Funds – 1.1%		Shares	Value
Fidelity Institutional Money Market Funds Prime Money Market Portfolio – Class I		828,000	$828,000

Total Money Market Funds (Cost $828,000)			$828,000

Total Investments – 100.5% (Cost $59,925,285)	(b)		$73,893,976
Liabilities in Excess of Other Assets – (0.5)%			(380,765)

Net Assets – 100.0%			$73,513,211

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

48

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of June 30, 2013

Average Annual Returns:
One year	19.96%
Five years	6.48%
Ten years	6.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the S&P 500® Index Portfolio returned 13.53% versus 13.82% for the current benchmark, the S&P 500® Index.

The Portfolio’s correlation with the S&P 500® Index was 99.9%. The high correlation is due to the fact that the Portfolio invests in each of the 500 stocks in the index. The Portfolio also invests in the SPDR S&P 500 ETF Trust, an exchange traded fund that mimics the holdings and returns of the S&P 500® Index.(1)

The largest contributors to the index return for the six-month period were Microsoft Corp., Google, Inc., Johnson & Johnson, Berkshire Hathaway, Inc. and JPMorgan Chase & Co. The largest detractors for the six-month period were Apple, Inc., Oracle Corp., Newmont Mining Corp., Freeport-McMoRan Copper & Gold Co. and Cognizant Technology Solutions Corp.(1)

Stocks had a decent first half of 2013. However, in mid-June, Federal Reserve Chairman Bernanke signaled that the central bank would likely begin tapering bond purchases in the latter part of 2013. With the end of quantitative easing in sight, stocks lost some steam.

Stocks could pick up their momentum if economic data does not meet the Federal Reserve’s expectation and quantitative easing continues. The Federal Reserve’s latest comments are relatively dovish, trying to calm investors by saying the central bank’s asset purchases “are by no means on a preset course”, and the Federal Reserve is responding to the data it receives. Stocks may finish out the year relatively strong, with the Federal Reserve still ready to assist the economy if the recovery is not as strong as its expectation.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500®
Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	94.7
Exchange Traded Funds and Other Net Assets	5.3

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. SPDR S&P 500 ETF Trust	4.8
2. Exxon Mobil Corp.	2.7
3. Apple, Inc.	2.5
4. Microsoft Corp.	1.7
5. Johnson & Johnson	1.6
6. General Electric Co.	1.6
7. Google, Inc. Class A	1.6
8. Chevron Corp.	1.5
9. Procter & Gamble Co. / The	1.4
10. Berkshire Hathaway, Inc. Class B	1.3

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Sectors:

% of Net Assets
Information Technology	16.8
Financials	15.8
Health Care	12.0
Consumer Discretionary	11.6
Energy	10.0
Consumer Staples	9.9
Industrials	9.6
Utilities	3.2
Materials	3.1
Telecommunication Services	2.7

94.7

50

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 94.7%		Shares	Value
CONSUMER DISCRETIONARY – 11.6%
BorgWarner, Inc. (Auto Components)	(a)	1,900	$163,685
Delphi Automotive PLC (Auto Components)		4,700	238,243
Goodyear Tire & Rubber Co. / The (Auto Components)	(a)	3,900	59,631
Johnson Controls, Inc. (Auto Components)		11,000	393,690
Ford Motor Co. (Automobiles)		62,987	974,409
General Motors Co. (Automobiles)	(a)	12,300	409,713
Harley-Davidson, Inc. (Automobiles)		3,600	197,352
Genuine Parts Co. (Distributors)		2,500	195,175
H&R Block, Inc. (Diversified Consumer Svs.)		4,400	122,100
Carnival Corp. (Hotels, Restaurants & Leisure)		7,100	243,459
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	500	182,175
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,100	106,008
International Game Technology (Hotels, Restaurants & Leisure)		4,200	70,182
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		3,846	155,263
McDonald’s Corp. (Hotels, Restaurants & Leisure)		16,100	1,593,900
Starbucks Corp. (Hotels, Restaurants & Leisure)		12,000	785,880
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,100	195,889
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,160	123,617
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,300	166,400
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		7,200	499,248
D.R. Horton, Inc. (Household Durables)		4,500	95,760
Garmin Ltd. (Household Durables)		1,800	65,088
Harman International Industries, Inc. (Household Durables)		1,100	59,620
Leggett & Platt, Inc. (Household Durables)		2,300	71,507
Lennar Corp. Class A (Household Durables)		2,700	97,308
Newell Rubbermaid, Inc. (Household Durables)		4,600	120,750
PulteGroup, Inc. (Household Durables)	(a)	5,450	103,387
Whirlpool Corp. (Household Durables)		1,255	143,522
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	5,850	1,624,486
Expedia, Inc. (Internet & Catalog Retail)		1,500	90,225
Netflix, Inc. (Internet & Catalog Retail)	(a)	850	179,426
priceline.com, Inc. (Internet & Catalog Retail)	(a)	800	661,704
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	1,800	109,566
Hasbro, Inc. (Leisure Equip. & Products)		1,800	80,694
Mattel, Inc. (Leisure Equip. & Products)		5,500	249,205
Cablevision Systems Corp. Class A (Media)		3,500	58,870
CBS Corp. Class B (Media)		9,150	447,160
Comcast Corp. Class A (Media)		42,253	1,769,556
DIRECTV (Media)	(a)	9,000	554,580
Discovery Communications, Inc. Class A (Media)	(a)	3,900	301,119
Gannett Co., Inc. (Media)		3,700	90,502
Interpublic Group of Cos., Inc. / The (Media)		6,823	99,275
Omnicom Group, Inc. (Media)		4,100	257,767
Scripps Networks Interactive, Inc. Class A (Media)		1,400	93,464
Time Warner Cable, Inc. (Media)		4,632	521,007
Time Warner, Inc. (Media)		14,966	865,334
Twenty-First Century Fox, Inc. Class A (Media)	(a)	31,900	1,039,940
Viacom, Inc. Class B (Media)		7,150	486,558
Walt Disney Co. / The (Media)		28,900	1,825,035
Washington Post Co. / The Class B (Media)		75	36,283
Dollar General Corp. (Multiline Retail)	(a)	4,800	242,064
Dollar Tree, Inc. (Multiline Retail)	(a)	3,600	183,024
Family Dollar Stores, Inc. (Multiline Retail)		1,500	93,465
J.C. Penney Co., Inc. (Multiline Retail)	(a)	2,300	39,284
Kohl’s Corp. (Multiline Retail)		3,300	166,683
Macy’s, Inc. (Multiline Retail)		6,176	296,448
Nordstrom, Inc. (Multiline Retail)		2,400	143,856
Target Corp. (Multiline Retail)		10,300	709,258
Abercrombie & Fitch Co. Class A (Specialty Retail)		1,300	58,825
AutoNation, Inc. (Specialty Retail)	(a)	600	26,034
AutoZone, Inc. (Specialty Retail)	(a)	600	254,214

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	3,500	$248,150
Best Buy Co., Inc. (Specialty Retail)		4,275	116,836
CarMax, Inc. (Specialty Retail)	(a)	3,600	166,176
GameStop Corp. Class A (Specialty Retail)		1,900	79,857
Gap, Inc. / The (Specialty Retail)		4,650	194,045
Home Depot, Inc. / The (Specialty Retail)		23,400	1,812,798
L Brands, Inc. (Specialty Retail)		3,800	187,150
Lowe’s Cos., Inc. (Specialty Retail)		17,200	703,480
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	1,800	202,716
PetSmart, Inc. (Specialty Retail)		1,700	113,883
Ross Stores, Inc. (Specialty Retail)		3,500	226,835
Staples, Inc. (Specialty Retail)		10,600	168,116
Tiffany & Co. (Specialty Retail)		1,900	138,396
TJX Cos., Inc. (Specialty Retail)		11,500	575,690
Urban Outfitters, Inc. (Specialty Retail)	(a)	1,800	72,396
Coach, Inc. (Textiles, Apparel & Luxury Goods)		4,500	256,905
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	800	82,648
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		11,600	738,688
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,300	162,565
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,000	173,740
V.F. Corp. (Textiles, Apparel & Luxury Goods)		1,400	270,284

			27,979,226

CONSUMER STAPLES – 9.9%
Beam, Inc. (Beverages)		2,600	164,086
Brown-Forman Corp. Class B (Beverages)		2,475	167,186
Coca-Cola Co. / The (Beverages)		61,400	2,462,754
Coca-Cola Enterprises, Inc. (Beverages)		4,100	144,156
Constellation Brands, Inc. Class A (Beverages)	(a)	2,500	130,300
Dr Pepper Snapple Group, Inc. (Beverages)		3,300	151,569
Molson Coors Brewing Co. Class B (Beverages)		2,500	119,650
Monster Beverage Corp. (Beverages)	(a)	2,300	139,771
PepsiCo, Inc. (Beverages)		24,747	2,024,057
Costco Wholesale Corp. (Food & Staples Retailing)		7,000	773,990
CVS Caremark Corp. (Food & Staples Retailing)		19,620	1,121,872
Kroger Co. / The (Food & Staples Retailing)		8,300	286,682
Safeway, Inc. (Food & Staples Retailing)		3,900	92,274
Sysco Corp. (Food & Staples Retailing)		9,500	324,520
Walgreen Co. (Food & Staples Retailing)		13,800	609,960
Wal-Mart Stores, Inc. (Food & Staples Retailing)		26,300	1,959,087
Whole Foods Market, Inc. (Food & Staples Retailing)		5,500	283,140
Archer-Daniels-Midland Co. (Food Products)		10,550	357,750
Campbell Soup Co. (Food Products)		2,900	129,891
ConAgra Foods, Inc. (Food Products)		6,700	234,031
General Mills, Inc. (Food Products)		10,300	499,859
Hershey Co. / The (Food Products)		2,400	214,272
Hormel Foods Corp. (Food Products)		2,200	84,876
J.M. Smucker Co. / The (Food Products)		1,700	175,355
Kellogg Co. (Food Products)		4,100	263,343
Kraft Foods Group, Inc. (Food Products)		9,525	532,162
McCormick & Co., Inc. (Food Products)		2,100	147,756
Mead Johnson Nutrition Co. (Food Products)		3,251	257,577
Mondelez International, Inc. Class A (Food Products)		28,576	815,273
Tyson Foods, Inc. Class A (Food Products)		4,600	118,128
Clorox Co. / The (Household Products)		2,100	174,594
Colgate-Palmolive Co. (Household Products)		14,100	807,789
Kimberly-Clark Corp. (Household Products)		6,200	602,268
Procter & Gamble Co. / The (Household Products)		43,922	3,381,555
Avon Products, Inc. (Personal Products)		6,900	145,107
Estee Lauder Cos., Inc. / The Class A (Personal Products)		3,900	256,503
Altria Group, Inc. (Tobacco)		32,200	1,126,678
Lorillard, Inc. (Tobacco)		6,091	266,055
Philip Morris International, Inc. (Tobacco)		26,200	2,269,444
Reynolds American, Inc. (Tobacco)		5,100	246,687

			24,062,007

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
ENERGY – 10.0%
Baker Hughes, Inc. (Energy Equip. & Svs.)		7,041	$324,801
Cameron International Corp. (Energy Equip. & Svs.)	(a)	4,000	244,640
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,100	75,669
Ensco PLC Class A (Energy Equip. & Svs.)		3,700	215,044
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	3,800	211,584
Halliburton Co. (Energy Equip. & Svs.)		14,900	621,628
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		1,700	106,165
Nabors Industries Ltd. (Energy Equip. & Svs.)		4,700	71,957
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		6,800	468,520
Noble Corp. (Energy Equip. & Svs.)		4,100	154,078
Rowan Cos. Plc Class A (Energy Equip. & Svs.)	(a)	2,000	68,140
Schlumberger Ltd. (Energy Equip. & Svs.)		21,347	1,529,726
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		8,000	687,440
Apache Corp. (Oil, Gas & Consumable Fuels)		6,272	525,782
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		3,400	241,468
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		8,300	169,154
Chevron Corp. (Oil, Gas & Consumable Fuels)		31,038	3,673,037
ConocoPhillips (Oil, Gas & Consumable Fuels)		19,600	1,185,800
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		3,700	100,270
Denbury Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	6,000	103,920
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6,100	316,468
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		4,350	572,808
EQT Corp. (Oil, Gas & Consumable Fuels)		2,400	190,488
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		71,264	6,438,702
Hess Corp. (Oil, Gas & Consumable Fuels)		4,800	319,152
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		10,173	388,100
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		11,320	391,446
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		5,160	366,670
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		2,900	176,581
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	2,200	52,558
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		5,800	348,232
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,900	1,151,067
Peabody Energy Corp. (Oil, Gas & Consumable Fuels)		4,300	62,952
Phillips 66 (Oil, Gas & Consumable Fuels)		9,950	586,154
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		2,200	318,450
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		2,900	80,562
Range Resources Corp. (Oil, Gas & Consumable Fuels)		2,600	201,032
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	5,600	204,568
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		10,718	369,342
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,200	115,104
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		8,700	302,499
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		10,900	353,923
WPX Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,200	60,608

			24,146,289

FINANCIALS – 15.8%
Ameriprise Financial, Inc. (Capital Markets)		3,280	265,286
Bank of New York Mellon Corp. / The (Capital Markets)		18,611	522,039
BlackRock, Inc. (Capital Markets)		2,000	513,700
Charles Schwab Corp. / The (Capital Markets)		17,600	373,648
E*TRADE Financial Corp. (Capital Markets)	(a)	4,590	58,109
Franklin Resources, Inc. (Capital Markets)		2,200	299,244
Goldman Sachs Group, Inc. / The (Capital Markets)		6,950	1,051,187
Invesco Ltd. (Capital Markets)		7,100	225,780
Legg Mason, Inc. (Capital Markets)		1,800	55,818
Morgan Stanley (Capital Markets)		22,000	537,460

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Northern Trust Corp. (Capital Markets)		3,500	$202,650
State Street Corp. (Capital Markets)		7,300	476,033
T. Rowe Price Group, Inc. (Capital Markets)		4,200	307,230
BB&T Corp. (Commercial Banks)		11,200	379,456
Comerica, Inc. (Commercial Banks)		3,000	119,490
Fifth Third Bancorp (Commercial Banks)		14,050	253,602
Huntington Bancshares, Inc. (Commercial Banks)		13,400	105,592
KeyCorp (Commercial Banks)		14,800	163,392
M&T Bank Corp. (Commercial Banks)		2,000	223,500
PNC Financial Services Group, Inc. / The (Commercial Banks)		8,442	615,591
Regions Financial Corp. (Commercial Banks)		22,675	216,093
SunTrust Banks, Inc. (Commercial Banks)		8,600	271,502
U.S. Bancorp (Commercial Banks)		29,690	1,073,293
Wells Fargo & Co. (Commercial Banks)		78,913	3,256,740
Zions Bancorporation (Commercial Banks)		3,000	86,640
American Express Co. (Consumer Finance)		15,300	1,143,828
Capital One Financial Corp. (Consumer Finance)		9,373	588,718
Discover Financial Services (Consumer Finance)		7,850	373,974
SLM Corp. (Consumer Finance)		7,100	162,306
Bank of America Corp. (Diversified Financial Svs.)		172,827	2,222,555
Citigroup, Inc. (Diversified Financial Svs.)		48,736	2,337,866
CME Group, Inc. (Diversified Financial Svs.)		4,875	370,403
IntercontinentalExchange, Inc. (Diversified Financial Svs.)	(a)	1,200	213,312
JPMorgan Chase & Co. (Diversified Financial Svs.)		60,543	3,196,065
Leucadia National Corp. (Diversified Financial Svs.)		4,700	123,234
McGraw Hill Financial, Inc. (Diversified Financial Svs.)		4,400	234,036
Moody’s Corp. (Diversified Financial Svs.)		3,100	188,883
NASDAQ OMX Group, Inc. / The (Diversified Financial Svs.)		1,900	62,301
NYSE Euronext (Diversified Financial Svs.)		3,900	161,460
ACE Ltd. (Insurance)		5,500	492,140
Aflac, Inc. (Insurance)		7,500	435,900
Allstate Corp. / The (Insurance)		7,500	360,900
American International Group, Inc. (Insurance)	(a)	23,695	1,059,167
Aon PLC (Insurance)		5,000	321,750
Assurant, Inc. (Insurance)		1,200	61,092
Berkshire Hathaway, Inc. Class B (Insurance)	(a)	29,191	3,267,057
Chubb Corp. / The (Insurance)		4,200	355,530
Cincinnati Financial Corp. (Insurance)		2,366	108,599
Genworth Financial, Inc. Class A (Insurance)	(a)	7,900	90,139
Hartford Financial Services Group, Inc. (Insurance)		7,300	225,716
Lincoln National Corp. (Insurance)		4,286	156,310
Loews Corp. (Insurance)		4,961	220,268
Marsh & McLennan Cos., Inc. (Insurance)		8,800	351,296
MetLife, Inc. (Insurance)		17,600	805,376
Principal Financial Group, Inc. (Insurance)		4,400	164,780
Progressive Corp. / The (Insurance)		8,900	226,238
Prudential Financial, Inc. (Insurance)		7,500	547,725
Torchmark Corp. (Insurance)		1,450	94,453
Travelers Cos., Inc. / The (Insurance)		6,059	484,235
Unum Group (Insurance)		4,300	126,291
XL Group PLC (Insurance)		4,600	139,472
American Tower Corp. (Real Estate Investment Trusts)		6,300	460,971
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		2,373	71,285
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		1,931	260,511
Boston Properties, Inc. (Real Estate Investment Trusts)		2,400	253,128
Equity Residential (Real Estate Investment Trusts)		5,100	296,106
HCP, Inc. (Real Estate Investment Trusts)		7,300	331,712
Health Care REIT, Inc. (Real Estate Investment Trusts)		4,600	308,338
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		11,902	200,787
Kimco Realty Corp. (Real Estate Investment Trusts)		6,600	141,438

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Macerich Co. / The (Real Estate Investment Trusts)		2,200	$134,134
Plum Creek Timber Co., Inc. (Real Estate Investment Trusts)		2,600	121,342
Prologis, Inc. (Real Estate Investment Trusts)		7,939	299,459
Public Storage (Real Estate Investment Trusts)		2,300	352,659
Simon Property Group, Inc. (Real Estate Investment Trusts)		4,962	783,599
Ventas, Inc. (Real Estate Investment Trusts)		4,700	326,462
Vornado Realty Trust (Real Estate Investment Trusts)		2,693	223,115
Weyerhaeuser Co. (Real Estate Investment Trusts)		8,763	249,658
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	4,900	114,464
Hudson City Bancorp, Inc. (Thrifts & Mortgage Finance)		7,600	69,616
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		5,400	80,460

			38,205,694

HEALTH CARE – 12.0%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	3,100	285,944
Amgen, Inc. (Biotechnology)		12,006	1,184,512
Biogen Idec, Inc. (Biotechnology)	(a)	3,845	827,444
Celgene Corp. (Biotechnology)	(a)	6,700	783,297
Gilead Sciences, Inc. (Biotechnology)	(a)	24,400	1,249,524
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,200	269,856
Abbott Laboratories (Health Care Equip. & Supplies)		25,000	872,000
Baxter International, Inc. (Health Care Equip. & Supplies)		8,700	602,649
Becton Dickinson and Co. (Health Care Equip. & Supplies)		3,100	306,373
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	21,603	200,260
CareFusion Corp. (Health Care Equip. & Supplies)	(a)	3,550	130,818
Covidien PLC (Health Care Equip. & Supplies)		7,500	471,300
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,200	130,416
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,300	94,208
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,800	120,960
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	625	316,612
Medtronic, Inc. (Health Care Equip. & Supplies)		16,200	833,814
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		4,500	205,335
Stryker Corp. (Health Care Equip. & Supplies)		4,600	297,528
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,700	114,665
Zimmer Holdings, Inc. (Health Care Equip. & Supplies)		2,670	200,090
Aetna, Inc. (Health Care Providers & Svs.)		6,054	384,671
AmerisourceBergen Corp. (Health Care Providers & Svs.)		3,700	206,571
Cardinal Health, Inc. (Health Care Providers & Svs.)		5,500	259,600
Cigna Corp. (Health Care Providers & Svs.)		4,600	333,454
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	1,400	169,120
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	13,078	806,782
Humana, Inc. (Health Care Providers & Svs.)		2,500	210,950
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	1,500	150,150
McKesson Corp. (Health Care Providers & Svs.)		3,600	412,200
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,300	48,880
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2,500	151,575
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(a)	1,612	74,313
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		16,300	1,067,324

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
WellPoint, Inc. (Health Care Providers & Svs.)		4,800	$392,832
Cerner Corp. (Health Care Technology)	(a)	2,300	221,007
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		5,500	235,180
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	2,717	201,085
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		1,800	58,500
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		5,800	490,854
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,400	140,070
AbbVie, Inc. (Pharmaceuticals)		25,400	1,050,036
Actavis, Inc. (Pharmaceuticals)	(a)	2,000	252,440
Allergan, Inc. (Pharmaceuticals)		4,800	404,352
Bristol-Myers Squibb Co. (Pharmaceuticals)		26,369	1,178,431
Eli Lilly & Co. (Pharmaceuticals)		15,900	781,008
Forest Laboratories, Inc. (Pharmaceuticals)	(a)	3,800	155,800
Hospira, Inc. (Pharmaceuticals)	(a)	2,610	99,989
Johnson & Johnson (Pharmaceuticals)		45,000	3,863,700
Merck & Co., Inc. (Pharmaceuticals)		48,394	2,247,901
Mylan, Inc. (Pharmaceuticals)	(a)	6,100	189,283
Perrigo Co. (Pharmaceuticals)		1,400	169,400
Pfizer, Inc. (Pharmaceuticals)		107,010	2,997,350
Zoetis, Inc. (Pharmaceuticals)		8,000	247,120

			29,149,533

INDUSTRIALS – 9.6%
Boeing Co. / The (Aerospace & Defense)		10,900	1,116,596
General Dynamics Corp. (Aerospace & Defense)		5,300	415,149
Honeywell International, Inc. (Aerospace & Defense)		12,600	999,684
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,400	120,036
Lockheed Martin Corp. (Aerospace & Defense)		4,300	466,378
Northrop Grumman Corp. (Aerospace & Defense)		3,800	314,640
Precision Castparts Corp. (Aerospace & Defense)		2,300	519,823
Raytheon Co. (Aerospace & Defense)		5,200	343,824
Rockwell Collins, Inc. (Aerospace & Defense)		2,200	139,502
Textron, Inc. (Aerospace & Defense)		4,500	117,225
United Technologies Corp. (Aerospace & Defense)		13,600	1,263,984
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		2,600	146,406
Expeditors International of Washington, Inc. (Air Freight & Logistics)		3,300	125,433
FedEx Corp. (Air Freight & Logistics)		4,700	463,326
United Parcel Service, Inc. Class B (Air Freight & Logistics)		11,400	985,872
Southwest Airlines Co. (Airlines)		11,600	149,524
Masco Corp. (Building Products)		5,700	111,093
ADT Corp. / The (Commercial Svs. & Supplies)		3,550	141,468
Avery Dennison Corp. (Commercial Svs. & Supplies)		1,600	68,416
Cintas Corp. (Commercial Svs. & Supplies)		1,700	77,418
Iron Mountain, Inc. (Commercial Svs. & Supplies)		2,684	71,421
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		3,200	46,976
Republic Services, Inc. (Commercial Svs. & Supplies)		4,780	162,233
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,400	154,602
Tyco International Ltd. (Commercial Svs. & Supplies)		7,400	243,830
Waste Management, Inc. (Commercial Svs. & Supplies)		7,000	282,310
Fluor Corp. (Construction & Engineering)		2,600	154,206
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,100	115,773
Quanta Services, Inc. (Construction & Engineering)	(a)	3,400	89,964
Eaton Corp. PLC (Electrical Equip.)		7,536	495,944
Emerson Electric Co. (Electrical Equip.)		11,500	627,210
Rockwell Automation, Inc. (Electrical Equip.)		2,200	182,908
Roper Industries, Inc. (Electrical Equip.)		1,600	198,752
3M Co. (Industrial Conglomerates)		10,200	1,115,370
Danaher Corp. (Industrial Conglomerates)		9,300	588,690
General Electric Co. (Industrial Conglomerates)		165,700	3,842,583
Caterpillar, Inc. (Machinery)		10,500	866,145
Cummins, Inc. (Machinery)		2,800	303,688

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Deere & Co. (Machinery)		6,200	$503,750
Dover Corp. (Machinery)		2,700	209,682
Flowserve Corp. (Machinery)		2,400	129,624
Illinois Tool Works, Inc. (Machinery)		6,600	456,522
Ingersoll-Rand PLC (Machinery)		4,500	249,840
Joy Global, Inc. (Machinery)		1,700	82,501
PACCAR, Inc. (Machinery)		5,712	306,506
Pall Corp. (Machinery)		1,800	119,574
Parker Hannifin Corp. (Machinery)		2,400	228,960
Pentair Ltd. (Machinery)		3,303	190,550
Snap-On, Inc. (Machinery)		900	80,442
Stanley Black & Decker, Inc. (Machinery)		2,547	196,883
Xylem, Inc. (Machinery)		3,000	80,820
Dun & Bradstreet Corp. / The (Professional Svs.)		600	58,470
Equifax, Inc. (Professional Svs.)		1,900	111,967
Robert Half International, Inc. (Professional Svs.)		2,200	73,106
CSX Corp. (Road & Rail)		16,400	380,316
Kansas City Southern (Road & Rail)		1,800	190,728
Norfolk Southern Corp. (Road & Rail)		5,100	370,515
Ryder System, Inc. (Road & Rail)		800	48,632
Union Pacific Corp. (Road & Rail)		7,500	1,157,100
Fastenal Co. (Trading Companies & Distributors)		4,300	197,155
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,000	252,180

			23,304,225

INFORMATION TECHNOLOGY – 16.8%
Cisco Systems, Inc. (Communications Equip.)		85,700	2,083,367
F5 Networks, Inc. (Communications Equip.)	(a)	1,300	89,440
Harris Corp. (Communications Equip.)		1,800	88,650
JDS Uniphase Corp. (Communications Equip.)	(a)	3,775	54,285
Juniper Networks, Inc. (Communications Equip.)	(a)	8,100	156,411
Motorola Solutions, Inc. (Communications Equip.)		4,314	249,047
QUALCOMM, Inc. (Communications Equip.)		27,700	1,691,916
Apple, Inc. (Computers & Peripherals)		15,025	5,951,102
Dell, Inc. (Computers & Peripherals)		23,500	313,725
EMC Corp. (Computers & Peripherals)		33,700	795,994
Hewlett-Packard Co. (Computers & Peripherals)		30,900	766,320
NetApp, Inc. (Computers & Peripherals)	(a)	5,800	219,124
SanDisk Corp. (Computers & Peripherals)	(a)	3,900	238,290
Seagate Technology PLC (Computers & Peripherals)		5,100	228,633
Western Digital Corp. (Computers & Peripherals)		3,400	211,106
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		2,600	202,644
Corning, Inc. (Electronic Equip., Instr. & Comp.)		23,600	335,828
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		2,300	62,031
Jabil Circuit, Inc. (Electronic Equip., Instr. & Comp.)		3,000	61,140
Molex, Inc. (Electronic Equip., Instr. & Comp.)		2,200	64,548
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		6,700	305,118
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	2,800	119,140
eBay, Inc. (Internet Software & Svs.)	(a)	18,700	967,164
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,275	3,763,582
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,400	107,184
Yahoo!, Inc. (Internet Software & Svs.)	(a)	15,300	384,183
Accenture PLC Class A (IT Svs.)		10,400	748,384
Automatic Data Processing, Inc. (IT Svs.)		7,800	537,108
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	4,800	300,528
Computer Sciences Corp. (IT Svs.)		2,400	105,048
Fidelity National Information Services, Inc. (IT Svs.)		4,700	201,348
Fiserv, Inc. (IT Svs.)	(a)	2,100	183,561
International Business Machines Corp. (IT Svs.)		16,750	3,201,092
Mastercard, Inc. Class A (IT Svs.)		1,675	962,287
Paychex, Inc. (IT Svs.)		5,200	189,904
SAIC, Inc. (IT Svs.)		4,600	64,078
Teradata Corp. (IT Svs.)	(a)	2,600	130,598
Total System Services, Inc. (IT Svs.)		2,577	63,085
Visa, Inc. (IT Svs.)		8,100	1,480,275
Western Union Co. / The (IT Svs.)		8,947	153,083

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Xerox Corp. (Office Electronics)		19,702	$178,697
Advanced Micro Devices, Inc. (Semiconductors & Equip.)	(a)	9,700	39,576
Altera Corp. (Semiconductors & Equip.)		5,100	168,249
Analog Devices, Inc. (Semiconductors & Equip.)		4,900	220,794
Applied Materials, Inc. (Semiconductors & Equip.)		19,300	287,763
Broadcom Corp. Class A (Semiconductors & Equip.)		8,450	285,272
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,050	46,967
Intel Corp. (Semiconductors & Equip.)		79,700	1,930,334
KLA-Tencor Corp. (Semiconductors & Equip.)		2,700	150,471
Lam Research Corp. (Semiconductors & Equip.)	(a)	2,625	116,393
Linear Technology Corp. (Semiconductors & Equip.)		3,700	136,308
LSI Corp. (Semiconductors & Equip.)	(a)	8,800	62,832
Microchip Technology, Inc. (Semiconductors & Equip.)		3,200	119,200
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	16,500	236,445
NVIDIA Corp. (Semiconductors & Equip.)		9,300	130,479
Teradyne, Inc. (Semiconductors & Equip.)	(a)	3,100	54,467
Texas Instruments, Inc. (Semiconductors & Equip.)		17,800	620,686
Xilinx, Inc. (Semiconductors & Equip.)		4,200	166,362
Adobe Systems, Inc. (Software)	(a)	8,000	364,480
Autodesk, Inc. (Software)	(a)	3,600	122,184
BMC Software, Inc. (Software)	(a)	2,100	94,794
CA, Inc. (Software)		5,300	151,739
Citrix Systems, Inc. (Software)	(a)	3,000	180,990
Electronic Arts, Inc. (Software)	(a)	4,900	112,553
Intuit, Inc. (Software)		4,500	274,635
Microsoft Corp. (Software)		120,500	4,160,865
Oracle Corp. (Software)		58,900	1,809,408
Red Hat, Inc. (Software)	(a)	3,000	143,460
Salesforce.com, Inc. (Software)	(a)	8,700	332,166
Symantec Corp. (Software)		11,194	251,529

			40,780,449

MATERIALS – 3.1%
Air Products & Chemicals, Inc. (Chemicals)		3,300	302,181
Airgas, Inc. (Chemicals)		1,100	105,006
CF Industries Holdings, Inc. (Chemicals)		1,000	171,500
Dow Chemical Co. / The (Chemicals)		19,400	624,098
Eastman Chemical Co. (Chemicals)		2,500	175,025
Ecolab, Inc. (Chemicals)		4,300	366,317
E.I. du Pont de Nemours & Co. (Chemicals)		14,800	777,000
FMC Corp. (Chemicals)		2,200	134,332
International Flavors & Fragrances, Inc. (Chemicals)		1,300	97,708
LyondellBasell Industries NV Class A (Chemicals)		6,100	404,186
Monsanto Co. (Chemicals)		8,586	848,297
Mosaic Co. / The (Chemicals)		4,400	236,764
PPG Industries, Inc. (Chemicals)		2,300	336,743
Praxair, Inc. (Chemicals)		4,700	541,252
Sherwin-Williams Co. / The (Chemicals)		1,400	247,240
Sigma-Aldrich Corp. (Chemicals)		1,900	152,684
Vulcan Materials Co. (Construction Materials)		2,100	101,661
Ball Corp. (Containers & Packaging)		2,400	99,696
Bemis Co., Inc. (Containers & Packaging)		1,600	62,624
MeadWestvaco Corp. (Containers & Packaging)		2,800	95,508
Owens-Illinois, Inc. (Containers & Packaging)	(a)	2,600	72,254
Sealed Air Corp. (Containers & Packaging)		3,100	74,245
Alcoa, Inc. (Metals & Mining)		17,100	133,722
Allegheny Technologies, Inc. (Metals & Mining)		1,700	44,727
Cliffs Natural Resources, Inc. (Metals & Mining)		2,500	40,625
Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)		16,652	459,762
Newmont Mining Corp. (Metals & Mining)		8,000	239,600
Nucor Corp. (Metals & Mining)		5,100	220,932
United States Steel Corp. (Metals & Mining)		2,300	40,319
International Paper Co. (Paper & Forest Products)		7,100	314,601

			7,520,609

TELECOMMUNICATION SERVICES – 2.7%
AT&T, Inc. (Diversified Telecom. Svs.)		86,278	3,054,241
CenturyLink, Inc. (Diversified Telecom. Svs.)		9,772	345,440

54	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES (continued)
Frontier Communications Corp. (Diversified Telecom. Svs.)		16,041	$64,966
Verizon Communications, Inc. (Diversified Telecom. Svs.)		45,900	2,310,606
Windstream Corp. (Diversified Telecom. Svs.)		9,496	73,214
Crown Castle International Corp. (Wireless Telecom. Svs.)	(a)	4,700	340,233
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(a)	48,332	339,291

			6,527,991

UTILITIES – 3.2%
American Electric Power Co., Inc. (Electric Utilities)		7,800	349,284
Duke Energy Corp. (Electric Utilities)		11,343	765,652
Edison International (Electric Utilities)		5,200	250,432
Entergy Corp. (Electric Utilities)		2,900	202,072
Exelon Corp. (Electric Utilities)		13,690	422,747
FirstEnergy Corp. (Electric Utilities)		6,734	251,448
NextEra Energy, Inc. (Electric Utilities)		6,800	554,064
Northeast Utilities (Electric Utilities)		5,000	210,100
Pepco Holdings, Inc. (Electric Utilities)		4,000	80,640
Pinnacle West Capital Corp. (Electric Utilities)		1,800	99,846
PPL Corp. (Electric Utilities)		9,500	287,470
Southern Co. / The (Electric Utilities)		14,000	617,820
Xcel Energy, Inc. (Electric Utilities)		8,000	226,720
AGL Resources, Inc. (Gas Utilities)		1,886	80,834
ONEOK, Inc. (Gas Utilities)		3,300	136,323
AES Corp. (Ind. Power Prod. & Energy Traders)		9,900	118,701

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		5,200	$138,840
Ameren Corp. (Multi-Utilities)		3,900	134,316
CenterPoint Energy, Inc. (Multi-Utilities)		6,900	162,081
CMS Energy Corp. (Multi-Utilities)		4,300	116,831
Consolidated Edison, Inc. (Multi-Utilities)		4,700	274,057
Dominion Resources, Inc. (Multi-Utilities)		9,300	528,426
DTE Energy Co. (Multi-Utilities)		2,800	187,628
Integrys Energy Group, Inc. (Multi-Utilities)		1,312	76,791
NiSource, Inc. (Multi-Utilities)		5,000	143,200
PG&E Corp. (Multi-Utilities)		7,100	324,683
Public Service Enterprise Group, Inc. (Multi-Utilities)		8,100	264,546
SCANA Corp. (Multi-Utilities)		2,200	108,020
Sempra Energy (Multi-Utilities)		3,600	294,336
TECO Energy, Inc. (Multi-Utilities)		3,300	56,727
Wisconsin Energy Corp. (Multi-Utilities)		3,700	151,663

			7,616,298

Total Common Stocks (Cost $158,388,395)			$229,292,321

Exchange Traded Funds – 4.8%		Shares	Value
SPDR S&P 500 ETF Trust		72,675	$11,628,727

Total Exchange Traded Funds (Cost $11,115,315)			$11,628,727

Total Investments – 99.5% (Cost $169,503,710)	(b)		$240,921,048
Other Assets in Excess of Liabilities – 0.5%			1,271,361

Net Assets – 100.0%			$242,192,409

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of June 30, 2013

Average Annual Returns;
One year	12.79%
Five years	7.77%
Ten years	5.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Strategic Value Portfolio returned 10.91% versus 13.85% for the current benchmark, the Dow Jones U.S. Select Dividend Index (DJSDI).

The stocks that embody the characteristics sought by the Portfolio were within the sectors that turned out to be some of the largest positive contributors to performance. These sectors included Consumer Staples and Health Care, which provided Portfolio returns of 19.2% and 18.8%, respectively. Accordingly, three of the Portfolio’s top five best performing securities were found in Consumer Staples and the remaining two in Health Care.(1)

The Portfolio’s five best performing securities were Bristol-Myers Squibb Co., H.J. Heinz Co., Kraft Foods Group, Inc., Johnson & Johnson, and General Mills, Inc. Of note, H.J. Heinz Co., the best performer within Consumer Staples, following the buyout offer from Warren Buffett and 3G Capital, was subsequently sold.(1)

Due to important position sizes in each, the following five stocks, predominantly investments in Consumer Staples and Health Care, were the leading contributors to Portfolio total return: Bristol-Myers Squibb Co., Kraft Foods Group, Inc., GlaxoSmithKline PLC, Johnson & Johnson and Verizon Communications, Inc.(1)

The Portfolio further benefited from avoiding the cyclical sector, Materials, which was the worst performer in the Index. As a result of the avoidance of Materials, the Portfolio had positive returns across all sectors for the first half of the year.(1)

The key factor of the relative under-performance of the Portfolio was having no exposure to Industrials, which advanced 20.7% within the benchmark during the first half of the year. The DJSDI has a notable weight in this sector, but due to lack of reliable dividend growth and yield opportunities in the sector, the Portfolio had no exposure. While the Portfolio was invested in the DJSDI’s domestic Energy constituents, Chevron Corp. and ConocoPhillips, negative returns in its non-U.S. holdings, BP PLC, Total, and Royal Dutch Shell were the drivers of the Portfolio’s relative underperformance in Energy. The Portfolio’s non-U.S. Energy holdings accounted for three of the Portfolio’s five worst performing securities: CenturyLink, Inc., Royal Dutch Shell PLC, BP PLC, Total SA, and BCE, Inc. Due to the combina-

tion of notable position size and negative performance, the following five stocks, investments in Energy and Telecommunication Services, were the leading detractors from Portfolio total return: CenturyLink, Inc., Royal Dutch Shell PLC, Total SA, BCE, Inc., and Windstream Corp.(1)

Within Telecommunication Services, the Portfolio experienced a dividend cut from CenturyLink, Inc. when the company’s management team unexpectedly chose to pursue a different capital allocation strategy. Following the announcement of the dividend cut, CenturyLink, Inc. was sold out of the Portfolio, since it was no longer supportive of a dividend-based investment strategy.(1)

The Portfolio continues to stay focused on its main objectives of providing a generous and consistent income stream and capital appreciation while also providing a hedge against market risk and inflation. As a result, the Portfolio was still able to provide a 10.91% return coupled with an attractively higher-than-market dividend yield, regardless of the volatility in the market for the period. At the end of June, the Portfolio’s gross weighted average dividend yield measured 4.5%, higher than that of the DJSDI, which aims to reflect the domestic dividend-paying universe, and eclipsing the 10-Year U.S. Treasury Bond and the broad market, represented by the S&P 500 Index. There was also concurrent dividend growth in the period. This dividend growth, which propels long-term capital appreciation and provides investors with a hedge against inflation, came courtesy of eighteen dividend increases announced by holdings within the Portfolio. The most notable of these increases came from Chevron Corp. and Unilever PLC, as they raised dividends by 11.1% and 10.7%, respectively.(1)

Entering the second half of 2013, there are several issues that will most likely continue to spur volatility in the markets. Globally, the International Monetary Fund has forecasted slower global growth for 2013 and 2014 due to new risks emerging such as a slowdown in developing country economies, with the severity of China’s slowdown looming as a worry, and the ongoing flair-ups in the euro zone that may be worse than expected. Domestically, equity markets continue to vacillate between generally improving economic data and the Federal Reserve sending somewhat mixed messages about when it will start to take some of the punch out of the punch bowl. Recent statements by Chairman Ben Bernanke have caused a sizeable sell-off in Treasuries on expectations that the Federal Reserve’s purchases of Treasuries and agency mortgage backed securities will be coming to an end over the next year or so. While the Federal Reserve continues to form its language around an organized dismantling of quantitative easing (QE), high-quality, defensive dividend investments may experience some near-term volatility, as investors weigh the tapering of QE and the probable rise in interest rates. In that environment, and all other environments, the Portfolio intends to remain grounded in its steadfast belief that investing in high and rising income streams generates excellent total return over time. By selecting well-established companies that generate reliable cash flows and pay high and rising dividends, we believe investors can be reassured that the Portfolio will work toward its objectives regardless of the market outlook. So, whether an investor is looking simply for an income stream that rises, or a way to achieve superior long-term returns, we believe that the Portfolio is well positioned to meet the investor’s needs.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

56	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
Common Stocks (3)	96.4
Money Market Funds and Other Net Assets	3.6

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Kraft Foods Group, Inc.	4.7
2. ConocoPhillips	4.4
3. AT&T, Inc.	4.4
4. Verizon Communications, Inc.	4.2
5. AstraZeneca PLC	4.1
6. Vodafone Group PLC – ADR	4.1
7. National Grid PLC	4.0
8. GlaxoSmithKline PLC	4.0
9. Altria Group, Inc.	3.9
10. Reynolds American, Inc.	3.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Staples	25.4
Utilities	21.1
Health Care	20.3
Telecommunication Services	13.7
Energy	13.3
Consumer Discretionary	2.6

96.4

57

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 96.4%		Shares	Value
CONSUMER DISCRETIONARY – 2.6%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		75,125	$7,437,375

CONSUMER STAPLES – 25.4%
Coca-Cola Co. / The (Beverages)		47,630	1,910,439
PepsiCo, Inc. (Beverages)		34,500	2,821,755
General Mills, Inc. (Food Products)		57,700	2,800,181
Kellogg Co. (Food Products)		46,075	2,959,397
Kraft Foods Group, Inc. (Food Products)		236,830	13,231,692
Unilever PLC (Food Products)	(a)	75,160	3,042,659
Kimberly-Clark Corp. (Household Products)		71,875	6,981,937
Procter & Gamble Co. / The (Household Products)		36,660	2,822,453
Altria Group, Inc. (Tobacco)		316,200	11,063,838
Lorillard, Inc. (Tobacco)		172,200	7,521,696
Philip Morris International, Inc. (Tobacco)		65,435	5,667,980
Reynolds American, Inc. (Tobacco)		224,220	10,845,521

			71,669,548

ENERGY – 13.3%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	397,000	2,755,175
Chevron Corp. (Oil, Gas & Consumable Fuels)		40,150	4,751,351
ConocoPhillips (Oil, Gas & Consumable Fuels)		205,905	12,457,253
Royal Dutch Shell PLC (Oil, Gas & Consumable Fuels)	(a)	301,720	9,992,708
Total SA (Oil, Gas & Consumable Fuels)	(a)	154,220	7,532,556

			37,489,043

HEALTH CARE – 20.3%
AbbVie, Inc. (Pharmaceuticals)		197,000	8,143,980
AstraZeneca PLC (Pharmaceuticals)	(a)	244,500	11,559,746
Bristol-Myers Squibb Co. (Pharmaceuticals)		121,775	5,442,125
Eli Lilly & Co. (Pharmaceuticals)		61,690	3,030,213
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	452,816	11,318,762
Johnson & Johnson (Pharmaceuticals)		103,660	8,900,248
Merck & Co., Inc. (Pharmaceuticals)		190,100	8,830,145

			57,225,219

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 13.7%
AT&T, Inc. (Diversified Telecom. Svs.)		350,500	$12,407,700
BCE, Inc. (Diversified Telecom. Svs.)		75,580	3,098,802
Verizon Communications, Inc. (Diversified Telecom. Svs.)		234,120	11,785,601
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		401,170	11,529,626

			38,821,729

UTILITIES – 21.1%
American Electric Power Co., Inc. (Electric Utilities)		97,100	4,348,138
Duke Energy Corp. (Electric Utilities)		153,206	10,341,405
Pepco Holdings, Inc. (Electric Utilities)		150,000	3,024,000
PPL Corp. (Electric Utilities)		328,400	9,937,384
Southern Co. / The (Electric Utilities)		163,360	7,209,077
SSE PLC (Electric Utilities)	(a)	387,100	8,964,351
Dominion Resources, Inc. (Multi-Utilities)		79,825	4,535,657
National Grid PLC (Multi-Utilities)	(a)	1,002,100	11,359,497

			59,719,509

Total Common Stocks (Cost $253,308,006)			$272,362,423

Money Market Funds – 0.9%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,579,000	$2,579,000

Total Money Market Funds (Cost $2,579,000)			$2,579,000

Total Investments – 97.3% (Cost $255,887,006)	(b)		$274,941,423
Other Assets in Excess of Liabilities – 2.7%			7,649,505

Net Assets – 100.0%			$282,590,928

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $66,525,454, or 23.5% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

58

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2013

Average Annual Returns:
One year	8.03%
Five years	9.61%
Ten years	8.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the High Income Bond Portfolio returned 1.55% versus 1.42% for the current benchmark, the Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index (“BCHY2%”).

The high yield market generated attractive relative returns compared to most fixed income asset classes during the period. However, absolute returns were somewhat modest given the substantial rise in the general level of interest rates late in the period. The rise in rates was a result of the Federal Reserve’s discussion of “tapering” its aggressive quantitative easing program later in 2013 if, as the Federal Reserve expects, the U.S. economy continues on its path of modest growth. Given good economic growth, strong corporate credit measures for high yield issuers, and low default rates, credit spreads should have tightened in the rising rate environment helping to offset some of the rise in U.S. Treasury rates. For the period as a whole, credit spreads were modestly tighter, but they actually widened in May and June as technical selling pressure brought on by outflows from high yield mutual funds offset the benefit of good credit fundamentals. During June 2013, high yield mutual funds experienced three of the largest five weekly outflows on record. For example, the yield spread between the Credit Suisse High Yield Bond Index and Treasury securities with comparable maturities began the period at 554 basis points (bp), hit a low point in early May at roughly 430 bp, before rising to 541 bp at June 30, 2013. The BCHY2%’s ability to outperform the aggregate bond index reflects its somewhat shorter duration, higher level of income and the modest tightening of credit spreads.

Within the high yield market, the strongest performing major industries relative to the BCHY2% were retailers, technology, industrial other, paper and chemicals. The weakest performing major industries relative the BCHY2% were the natural gas utilities, media cable, wireless telecommunications, wireline telecommunication and metals. From a quality perspective, the lowest quality CCC-rated sector of the BCHY2% led the way, returning 5.29%, followed by the B-rated and BB-rated sectors, which returned 1.20% and 0.06%, respectively.

The Portfolio benefitted from strong security selection in the automotive, chemicals, gaming and health care sectors. The Portfolio also benefitted by being overweight the strong performing retailers and technology sectors and by being underweight the poor performing metals sector. The Portfolio’s shorter duration relative to the BCHY2% also aided performance due to the increase in interest rates. The Portfolio also benefited by being overweight in the higher quality portion of the CCC-rated quality sector. Specific high yield issuers held by the Portfolio that substantially outperformed the BCHY2% included: Advanced Micro Devices, Inc., DJO Finance LLC/DJO Finance Corp., Forbes Energy Services Ltd., Aspect Software, Inc. and Viasystems, Inc.(1)

The Portfolio was negatively impacted by poor security selection in the food & beverage, financial institutions and wireless telecommunication sectors. Specific high yield issuers held by the Portfolio that substantially underperformed the BCHY2% included: Exide Technologies, Lone Pine Resources Canada Ltd., Mmodal, Inc., Newfield Exploration Co. and Allen Systems Group, Inc.(1)

Late second quarter credit spread widening was a function of mutual fund selling to meet redemptions in the midst of a substantial increase in interest rates. We believe the less liquid nature of the high yield market, coupled with selling pressure, caused an overreaction on the valuation front. Credit spreads, after moving below long term medians in May, finished the quarter above median levels as selling pressure drove prices lower. Spreads typically tighten when U.S. Treasury interest rates increase, given stable credit conditions. We expect credit spreads to tighten once stabilization comes to the U.S. Treasury market.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Corporate Bonds (3)	97.7
Preferred Stocks (3)	0.1
Warrants (3)	0.1
Money Market Funds and Other Net Assets	2.1

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. U.S. Foods, Inc. 8.500%, 06/30/2019	1.0
2. First Data Corp. 8.750%, 01/15/2022	1.0
3. HCA, Inc. 7.500%, 02/15/2022	0.9
4. Michael Foods Group, Inc. 9.750%, 07/15/2018	0.7
5. Del Monte Corp. 7.625%, 02/15/2019	0.7
6. Ally Financial, Inc. 8.300%, 02/12/2015	0.7
7. International Lease Finance Corp. 8.750%, 03/15/2017	0.7
8. CDW LLC / CDW Finance Corp. 8.500%, 04/01/2019	0.7
9. Sprint Capital Corp. 6.900%, 05/01/2019	0.7
10. Energy Transfer Equity LP 7.500%, 10/15/2020	0.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	28.2
Industrials	11.8
Energy	11.2
Health Care	10.5
Information Technology	10.5
Materials	8.1
Consumer Staples	6.2
Telecommunication Services	4.9
Financials	4.6
Utilities	1.9

97.9

60

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds – 97.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 28.1%
Allison Transmission, Inc. (Auto Components)	(b)	7.125%	05/15/2019	$600,000	$637,500
American Axle & Manufacturing, Inc. (Auto Components)		7.750%	11/15/2019	625,000	690,625
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	700,000	714,000
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	400,000	408,500
Cooper-Standard Automotive, Inc. (Auto Components)		8.500%	05/01/2018	775,000	825,375
Exide Technologies (Acquired 06/03/2011 through 01/05/2012, Cost $637,665)(Auto Components)	(a)(d)	8.625%	02/01/2018	650,000	403,000
IDQ Holdings, Inc. (Auto Components)	(b)	11.500%	04/01/2017	600,000	660,000
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	950,000	954,750
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	825,000	870,375
Lear Corp. (Auto Components)	(b)	4.750%	01/15/2023	325,000	310,375
Pittsburgh Glass Works LLC (Auto Components)	(b)	8.500%	04/15/2016	775,000	771,125
Stoneridge, Inc. (Auto Components)	(b)	9.500%	10/15/2017	500,000	537,500
Tenneco, Inc. (Auto Components)		7.750%	08/15/2018	325,000	349,375
Tenneco, Inc. (Auto Components)		6.875%	12/15/2020	450,000	483,750
Tomkins LLC (Auto Components)		9.000%	10/01/2018	576,000	630,720
Tower Automotive Holdings U.S.A. LLC / T.A. Holdings Finance, Inc. (Auto Components)	(b)	10.625%	09/01/2017	74,000	78,810
UCI International, Inc. (Auto Components)		8.625%	02/15/2019	1,675,000	1,716,875
Chrysler Group LLC / CG Co-Issuer, Inc. (Automobiles)		8.250%	06/15/2021	750,000	831,562
General Motors Financial Co., Inc. (Automobiles)	(b)	3.250%	05/15/2018	100,000	97,500
General Motors Financial Co., Inc. (Automobiles)	(b)	4.250%	05/15/2023	100,000	93,375
General Motors Financial Co., Inc. (Automobiles)	(b)	2.750%	05/15/2016	150,000	147,844
Jaguar Land Rover PLC (Automobiles)	(b)	8.125%	05/15/2021	1,050,000	1,160,250
Jaguar Land Rover Automotive PLC (Automobiles)	(b)	5.625%	02/01/2023	200,000	195,000
Affinia Group, Inc. (Distributors)	(b)	7.750%	05/01/2021	400,000	405,000
Knowledge Learning Corp. (Diversified Consumer Svs.)	(b)	7.750%	02/01/2015	325,000	315,250
Monitronics International, Inc. (Diversified Consumer Svs.)		9.125%	04/01/2020	650,000	676,000
ServiceMaster Co. (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	436,500
ServiceMaster Co. (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	256,500
ServiceMaster Co. (Diversified Consumer Svs.)		8.000%	02/15/2020	750,000	751,875
ServiceMaster Co. (Diversified Consumer Svs.)		7.000%	08/15/2020	1,000,000	953,750
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)		9.000%	05/15/2018	975,000	1,011,562
Ameristar Casinos, Inc. (Hotels, Restaurants & Leisure)		7.500%	04/15/2021	550,000	574,750
Caesars Entertainment Operating Co., Inc. (Hotels, Restaurants & Leisure)		11.250%	06/01/2017	725,000	756,719
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		9.125%	08/01/2018	775,000	848,625
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	03/15/2021	125,000	120,469
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	550,000	533,500
Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)		5.750%	07/01/2022	275,000	292,875
DineEquity, Inc. (Hotels, Restaurants & Leisure)		9.500%	10/30/2018	1,575,000	1,756,125
MGM Resorts International (Hotels, Restaurants & Leisure)		7.500%	06/01/2016	575,000	629,625
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	550,000	600,187
MGM Resorts International (Hotels, Restaurants & Leisure)		8.625%	02/01/2019	600,000	681,000
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	250,000	259,375
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	1,200,000	1,381,500
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	693,000	751,905
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		5.250%	11/15/2022	475,000	467,875
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(b)	5.875%	05/15/2021	500,000	485,937
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	950,000	1,011,750
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.750%	10/01/2017	150,000	159,937
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)	(b)	5.250%	01/15/2021	800,000	774,000
Station Casinos LLC (Hotels, Restaurants & Leisure)	(b)	7.500%	03/01/2021	750,000	761,250
B.C. Mountain LLC / B.C. Mountain Finance, Inc. (Household Durables)	(b)	7.000%	02/01/2021	275,000	281,187
Hillman Group, Inc. / The (Household Durables)		10.875%	06/01/2018	975,000	1,060,312
Hillman Group, Inc. / The (Household Durables)	(b)	10.875%	06/01/2018	250,000	271,875
Jarden Corp. (Household Durables)		7.500%	05/01/2017	600,000	664,500
Libbey Glass, Inc. (Household Durables)		6.875%	05/15/2020	810,000	851,512
Norcraft Cos. LP / Norcraft Finance Corp. (Household Durables)		10.500%	12/15/2015	1,275,000	1,324,406
RSI Home Products, Inc. (Household Durables)	(b)	6.875%	03/01/2018	425,000	436,687
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	1,275,000	1,303,687
Yankee Candle Co., Inc. / The (Household Durables)		9.750%	02/15/2017	1,725,000	1,791,844
YCC Holdings LLC / Yankee Finance, Inc. (Household Durables)	(c)	10.250%	02/15/2016	700,000	721,000
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		12.535%	10/12/2017	317,000	336,020
CDW LLC / CDW Finance Corp. (Internet & Catalog Retail)		8.500%	04/01/2019	1,850,000	1,998,000
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Equip. & Products)	(b)	7.875%	05/01/2020	1,000,000	1,040,000
AMC Networks, Inc. (Media)		7.750%	07/15/2021	575,000	631,062
AMC Networks, Inc. (Media)		4.750%	12/15/2022	350,000	339,500

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		8.125%	04/30/2020	$75,000	$82,312
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		7.000%	01/15/2019	425,000	452,625
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	500,000	523,750
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	141,375
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.750%	09/01/2023	325,000	316,062
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,125,000	1,088,437
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	6.375%	09/15/2020	350,000	357,875
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	400,000	378,000
Cinemark U.S.A., Inc. (Media)		7.375%	06/15/2021	500,000	545,000
Clear Channel Communications, Inc. (Media)		9.000%	03/01/2021	1,550,000	1,480,250
Clear Channel Communications, Inc. (Media)	(b)	11.250%	03/01/2021	250,000	261,875
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	175,000	181,125
Clear Channel Worldwide Holdings, Inc. (Media)		7.625%	03/15/2020	1,200,000	1,248,000
Clear Channel Worldwide Holdings, Inc. (Media)	(b)	6.500%	11/15/2022	275,000	283,250
Clear Channel Worldwide Holdings, Inc. (Media)	(b)	6.500%	11/15/2022	750,000	776,250
Crown Media Holdings, Inc. (Media)		10.500%	07/15/2019	1,525,000	1,700,375
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	1,025,000	1,007,062
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,525,000	1,555,500
DISH DBS Corp. (Media)		4.625%	07/15/2017	200,000	202,000
Entercom Radio LLC (Media)		10.500%	12/01/2019	825,000	930,187
Entravision Communications Corp. (Media)		8.750%	08/01/2017	717,000	766,294
Expo Event Transco, Inc. (Media)	(b)	9.000%	06/15/2021	950,000	942,875
Igloo Holdings Corp. (Media)	(b)(c)	8.250%	12/15/2017	1,000,000	1,025,000
Intelsat Jackson Holdings, S.A. (Media)		8.500%	11/01/2019	675,000	730,687
Intelsat Jackson Holdings, S.A. (Media)		7.500%	04/01/2021	450,000	474,750
Intelsat Jackson Holdings, S.A. (Media)		7.250%	04/01/2019	550,000	578,187
Intelsat Jackson Holdings, S.A. (Media)		7.250%	10/15/2020	150,000	158,250
Intelsat Jackson Holdings, S.A. (Media)	(b)	6.625%	12/15/2022	175,000	170,625
Intelsat Jackson Holdings, S.A. (Media)	(b)	5.500%	08/01/2023	550,000	519,750
Intelsat Luxembourg S.A. (Media)	(b)	7.750%	06/01/2021	650,000	658,937
Intelsat Luxembourg S.A. (Media)	(b)	8.125%	06/01/2023	750,000	777,187
Lamar Media Corp. (Media)		5.875%	02/01/2022	250,000	258,125
Lamar Media Corp. (Media)		5.000%	05/01/2023	725,000	699,625
Lynx II Corp. (Media)	(b)	6.375%	04/15/2023	200,000	202,500
Nexstar Broadcasting, Inc. / Mission Broadcasting, Inc. (Media)		8.875%	04/15/2017	275,000	295,625
Nielsen Finance LLC / Nielsen Finance Co. (Media)		7.750%	10/15/2018	550,000	594,000
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	4.500%	10/01/2020	450,000	434,250
Regal Entertainment Group (Media)		5.750%	02/01/2025	325,000	310,375
Sirius XM Radio, Inc. (Media)	(b)	5.250%	08/15/2022	1,025,000	999,375
Sirius XM Radio, Inc. (Media)	(b)	4.250%	05/15/2020	275,000	259,187
Sirius XM Radio, Inc. (Media)	(b)	4.625%	05/15/2023	475,000	440,562
SIWF Merger Sub, Inc. / Springs Industries, Inc. (Media)	(b)	6.250%	06/01/2021	150,000	147,375
Townsquare Radio LLC / Townsquare Radio, Inc. (Media)	(b)	9.000%	04/01/2019	825,000	882,750
Visant Corp. (Media)		10.000%	10/01/2017	1,400,000	1,298,500
XM Satellite Radio, Inc. (Media)	(b)	7.625%	11/01/2018	475,000	520,125
Academy Ltd. / Academy Finance Corp. (Specialty Retail)	(b)	9.250%	08/01/2019	1,025,000	1,140,312
Claire’s Stores, Inc. (Specialty Retail)	(b)	6.125%	03/15/2020	275,000	271,562
CST Brands, Inc. (Specialty Retail)	(b)	5.000%	05/01/2023	125,000	122,500
Gymboree Corp. / The (Specialty Retail)		9.125%	12/01/2018	425,000	401,625
Jo-Ann Stores Holdings, Inc. (Specialty Retail)	(b)(c)	9.750%	10/15/2019	850,000	877,625
Jo-Ann Stores, Inc. (Specialty Retail)	(b)	8.125%	03/15/2019	1,625,000	1,665,625
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	725,000	739,500
Michaels Stores, Inc. (Specialty Retail)		7.750%	11/01/2018	1,275,000	1,370,625
New Academy Finance Co. LLC / New Academy Finance Corp. (Specialty Retail)	(b)(c)	8.000%	06/15/2018	775,000	798,250
Party City Holdings, Inc. (Specialty Retail)	(b)	8.875%	08/01/2020	550,000	592,625
Penske Automotive Group, Inc. (Specialty Retail)		5.750%	10/01/2022	300,000	307,500
Petco Animal Supplies, Inc. (Specialty Retail)	(b)	9.250%	12/01/2018	1,350,000	1,461,375
Petco Holdings, Inc. (Specialty Retail)	(b)(c)	8.500%	10/15/2017	1,225,000	1,255,625
Sally Holdings LLC , Inc. (Specialty Retail)		5.750%	06/01/2022	125,000	127,500
Sally Holdings LLC , Inc. (Specialty Retail)		6.875%	11/15/2019	700,000	754,250
PVH Corp. (Textiles, Apparel & Luxury Goods)		4.500%	12/15/2022	200,000	193,000
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	(b)	6.125%	10/15/2020	250,000	259,375

					84,268,719

CONSUMER STAPLES – 6.2%
Constellation Brands, Inc. (Beverages)		6.000%	05/01/2022	725,000	781,187
U.S. Foods, Inc. (Food & Staples Retailing)		8.500%	06/30/2019	2,800,000	2,940,000
B&G Foods, Inc. (Food Products)		4.625%	06/01/2021	525,000	502,687
Dean Foods Co. (Food Products)		7.000%	06/01/2016	550,000	600,875

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Dean Foods Co. (Food Products)		9.750%	12/15/2018	$550,000	$624,250
Del Monte Corp. (Food Products)		7.625%	02/15/2019	2,100,000	2,168,250
Hawk Acquisition Sub, Inc. (Food Products)	(b)	4.250%	10/15/2020	1,875,000	1,797,656
Michael Foods Group, Inc. (Food Products)		9.750%	07/15/2018	1,975,000	2,172,500
Michael Foods Holding, Inc. (Food Products)	(b)(c)	8.500%	07/15/2018	1,175,000	1,213,187
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)	(b)	4.875%	05/01/2021	1,300,000	1,244,750
Shearer’s Foods LLC / Chip Finance Corp. (Food Products)	(b)	9.000%	11/01/2019	550,000	584,375
Smithfield Foods, Inc. (Food Products)		6.625%	08/15/2022	1,275,000	1,373,812
Spectrum Brands, Inc. (Household Products)		9.500%	06/15/2018	150,000	165,000
Spectrum Brands, Inc. (Household Products)		6.750%	03/15/2020	1,150,000	1,217,562
First Quality Finance Co., Inc. (Personal Products)	(b)	4.625%	05/15/2021	375,000	358,125
Prestige Brands, Inc. (Personal Products)		8.250%	04/01/2018	750,000	802,500
Prestige Brands, Inc. (Personal Products)		8.125%	02/01/2020	175,000	192,062

					18,738,778

ENERGY – 11.2%
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	02/15/2019	425,000	421,812
Basic Energy Services, Inc. (Energy Equip. & Svs.)		7.750%	10/15/2022	300,000	297,750
CGG (Energy Equip. & Svs.)		7.750%	05/15/2017	1,100,000	1,122,000
CGG (Energy Equip. & Svs.)		9.500%	05/15/2016	400,000	419,500
Chaparral Energy, Inc. (Energy Equip. & Svs.)		9.875%	10/01/2020	1,075,000	1,198,625
Chaparral Energy, Inc. (Energy Equip. & Svs.)		7.625%	11/15/2022	125,000	128,125
Drill Rigs Holdings, Inc. (Energy Equip. & Svs.)	(b)	6.500%	10/01/2017	350,000	350,875
Forbes Energy Services Ltd. (Energy Equip. & Svs.)		9.000%	06/15/2019	650,000	643,500
PHI, Inc. (Energy Equip. & Svs.)		8.625%	10/15/2018	850,000	905,250
SESI LLC (Energy Equip. & Svs.)		6.375%	05/01/2019	275,000	285,312
SESI LLC (Energy Equip. & Svs.)		7.125%	12/15/2021	250,000	271,250
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	525,000	534,187
Access Midstream Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2023	900,000	839,250
Antero Resources Finance Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	1,200,000	1,188,000
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	06/15/2021	250,000	253,125
Athlon Holdings LP / Athlon Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	7.375%	04/15/2021	350,000	346,500
ATP Oil & Gas Corp. (Acquired 04/19/2010 through 02/11/2011, Cost $727,229)(Oil, Gas & Consumable Fuels)	(a)(d)	11.875%	05/01/2015	775,000	11,625
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	575,000	600,875
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		6.875%	11/15/2020	675,000	735,750
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.750%	03/15/2023	450,000	456,750
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	523,687
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	6.625%	11/15/2019	800,000	796,000
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		7.750%	04/01/2019	300,000	307,500
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		9.500%	06/15/2020	375,000	406,875
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	01/15/2021	525,000	567,000
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)		5.500%	04/01/2023	600,000	594,000
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)	(b)	4.500%	04/15/2023	375,000	365,156
El Paso LLC (Oil, Gas & Consumable Fuels)		7.250%	06/01/2018	225,000	250,277
El Paso LLC (Oil, Gas & Consumable Fuels)		6.500%	09/15/2020	900,000	963,612
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		7.500%	10/15/2020	1,750,000	1,920,625
Energy XXI Gulf Coast, Inc. (Oil, Gas & Consumable Fuels)		7.750%	06/15/2019	200,000	207,000
EP Energy LLC / EP Energy Finance, Inc. (Oil, Gas & Consumable Fuels)		9.375%	05/01/2020	1,150,000	1,305,250
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.875%	05/01/2019	250,000	268,750
EPE Holdings LLC / EP Energy Bond Co., Inc. (Oil, Gas & Consumable Fuels)	(b)(c)	8.125%	12/15/2017	417,158	427,587
Forest Oil Corp. (Oil, Gas & Consumable Fuels)		7.250%	06/15/2019	875,000	826,875
Forest Oil Corp. (Oil, Gas & Consumable Fuels)	(b)	7.500%	09/15/2020	400,000	382,000
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)		9.750%	07/15/2020	900,000	902,250
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	480,937
Inergy Midstream LP / NRGM Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.000%	12/15/2020	400,000	388,000
Kodiak Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	01/15/2021	200,000	195,250
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		8.625%	04/15/2020	750,000	791,250
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		7.750%	02/01/2021	650,000	654,875
Linn Energy LLC / Linn Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	05/15/2019	50,000	49,125
Lone Pine Resources Canada Ltd. (Acquired 02/09/2012 through 07/10/2012, Cost $416,716)(Oil, Gas & Consumable Fuels)	(e)	10.375%	02/15/2017	425,000	310,250
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	02/15/2023	600,000	594,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	07/15/2023	400,000	368,000
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)		5.625%	07/01/2024	825,000	804,375
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	500,000	507,500
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2021	750,000	772,500
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	01/15/2023	300,000	310,500
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.750%	02/01/2022	275,000	291,710

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
Plains Exploration & Production Co. (Oil, Gas & Consumable Fuels)		6.125%	06/15/2019	$300,000	$318,323
Range Resources Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2023	275,000	270,187
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.875%	12/01/2018	275,000	290,812
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	173,250
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	4.500%	11/01/2023	225,000	204,187
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	5.625%	02/01/2021	700,000	680,750
Sabine Pass Liquefaction LLC (Oil, Gas & Consumable Fuels)	(b)	5.625%	04/15/2023	225,000	213,187
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		7.500%	03/15/2021	325,000	312,000
SandRidge Energy, Inc. (Oil, Gas & Consumable Fuels)		8.125%	10/15/2022	500,000	497,500
SM Energy Co. (Oil, Gas & Consumable Fuels)	(b)	5.000%	01/15/2024	275,000	263,312
Southern Star Central Corp. (Oil, Gas & Consumable Fuels)		6.750%	03/01/2016	125,000	125,938
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.875%	10/01/2020	225,000	222,750
W&T Offshore, Inc. (Oil, Gas & Consumable Fuels)		8.500%	06/15/2019	1,375,000	1,426,563

					33,541,536

FINANCIALS – 4.5%
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	650,000	666,250
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.625%	03/15/2020	250,000	260,000
Nuveen Investments, Inc. (Capital Markets)	(b)	9.500%	10/15/2020	1,450,000	1,450,000
CIT Group, Inc. (Commercial Banks)	(b)	6.625%	04/01/2018	700,000	759,500
CIT Group, Inc. (Commercial Banks)		5.250%	03/15/2018	675,000	696,938
CIT Group, Inc. (Commercial Banks)		5.375%	05/15/2020	225,000	231,469
CIT Group, Inc. (Commercial Banks)		5.000%	05/15/2017	575,000	590,094
CIT Group, Inc. (Commercial Banks)		4.250%	08/15/2017	600,000	605,250
Ally Financial, Inc. (Consumer Finance)		8.000%	11/01/2031	225,000	271,688
Ally Financial, Inc. (Consumer Finance)		8.300%	02/12/2015	1,975,000	2,133,000
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	375,000	437,344
Ally Financial, Inc. (Consumer Finance)		7.500%	09/15/2020	625,000	722,656
Ally Financial, Inc. (Consumer Finance)		6.250%	12/01/2017	300,000	321,953
Ally Financial, Inc. (Consumer Finance)		5.500%	02/15/2017	250,000	262,198
Express LLC / Express Finance Corp. (Diversified Financial Svs.)		8.750%	03/01/2018	250,000	268,750
Interactive Data Corp. (Diversified Financial Svs.)		10.250%	08/01/2018	1,150,000	1,279,375
TransUnion Holding Co., Inc. (Diversified Financial Svs.)		9.625%	06/15/2018	1,125,000	1,206,563
TransUnion Holding Co., Inc. (Diversified Financial Svs.)	(b)(c)	8.125%	06/15/2018	525,000	558,469
Reliance Intermediate Holdings LP (Insurance)	(b)	9.500%	12/15/2019	550,000	596,750
Host Hotels & Resorts LP (Real Estate Investment Trusts)		6.750%	06/01/2016	44,000	44,652

					13,362,899

HEALTH CARE – 10.5%
Grifols, Inc. (Biotechnology)		8.250%	02/01/2018	1,000,000	1,080,000
Biomet, Inc. (Health Care Equip. & Supplies)		6.500%	10/01/2020	1,075,000	1,077,688
Biomet, Inc. (Health Care Equip. & Supplies)		6.500%	08/01/2020	1,175,000	1,216,859
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		9.750%	10/15/2017	250,000	256,250
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		7.750%	04/15/2018	1,425,000	1,414,313
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		9.875%	04/15/2018	325,000	342,063
DJO Finance LLC / DJO Finance Corp. (Health Care Equip. & Supplies)		8.750%	03/15/2018	75,000	81,375
Hologic, Inc. (Health Care Equip. & Supplies)		6.250%	08/01/2020	525,000	546,984
VWR Funding, Inc. (Health Care Equip. & Supplies)		7.250%	09/15/2017	1,600,000	1,664,000
CRC Health Corp. (Acquired 08/21/2009 through 04/30/2012, Cost $135,713)(Health Care Providers & Svs.)	(e)	10.750%	02/01/2016	150,000	152,719
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.750%	08/15/2022	450,000	451,125
Envision Healthcare Corp. (Health Care Providers & Svs.)		8.125%	06/01/2019	1,600,000	1,708,000
CDRT Holding Corp. (Health Care Providers & Svs.)	(b)(c)	9.250%	10/01/2017	1,050,000	1,068,375
HCA Holdings, Inc. (Health Care Providers & Svs.)		7.750%	05/15/2021	1,725,000	1,867,313
HCA Holdings, Inc. (Health Care Providers & Svs.)		6.250%	02/15/2021	225,000	230,063
HCA, Inc. (Health Care Providers & Svs.)		7.500%	11/06/2033	225,000	232,875
HCA, Inc. (Health Care Providers & Svs.)		7.500%	02/15/2022	2,475,000	2,747,250
HCA, Inc. (Health Care Providers & Svs.)		6.500%	02/15/2020	550,000	596,406
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	950,000	952,375
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	1,450,000	1,470,844
Jaguar Holding Co. I (Health Care Providers & Svs.)	(b)(c)	9.375%	10/15/2017	575,000	603,750
Jaguar Holding Co. II / Jaguar Merger Sub, Inc. (Health Care Providers & Svs.)	(b)	9.500%	12/01/2019	1,050,000	1,165,500
Multiplan, Inc. (Health Care Providers & Svs.)	(b)	9.875%	09/01/2018	1,700,000	1,857,250
Omnicare, Inc. (Health Care Providers & Svs.)		7.750%	06/01/2020	850,000	935,000
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	4.500%	04/01/2021	575,000	537,625
Tenet Healthcare Corp. (Health Care Providers & Svs.)	(b)	4.375%	10/01/2021	675,000	620,156
Truven Health Analytics, Inc. (Health Care Providers & Svs.)	(b)	10.625%	06/01/2020	700,000	773,500
United Surgical Partners International, Inc. (Health Care Providers & Svs.)		9.000%	04/01/2020	850,000	922,250
Universal Hospital Services, Inc. (Health Care Providers & Svs.)		7.625%	08/15/2020	1,025,000	1,076,250

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc. (Health Care Providers & Svs.)		8.000%	02/01/2018	$1,325,000	$1,411,125
Emdeon, Inc. (Health Care Technology)		11.000%	12/31/2019	1,100,000	1,245,750
Legend Acquisition Sub, Inc. (Health Care Technology)	(b)	10.750%	08/15/2020	725,000	594,500
VPII Escrow Corp. (Pharmaceuticals)	(b)	7.500%	07/15/2021	450,000	466,313
VPII Escrow Corp. (Pharmaceuticals)	(b)	6.750%	08/15/2018	125,000	128,281

					31,494,127

INDUSTRIALS – 11.8%
B/E Aerospace, Inc. (Aerospace & Defense)		5.250%	04/01/2022	750,000	750,000
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	975,000	984,750
TransDigm, Inc. (Aerospace & Defense)		7.750%	12/15/2018	1,200,000	1,269,000
TransDigm, Inc. (Aerospace & Defense)	(b)	5.500%	10/15/2020	275,000	261,250
TransDigm, Inc. (Aerospace & Defense)	(b)	7.500%	07/15/2021	300,000	307,500
Building Materials Corp. of America (Building Products)	(b)	7.500%	03/15/2020	225,000	241,875
Building Materials Corp. of America (Building Products)	(b)	6.750%	05/01/2021	375,000	399,375
Masonite International Corp. (Building Products)	(b)	8.250%	04/15/2021	750,000	811,875
Nortek, Inc. (Building Products)		10.000%	12/01/2018	600,000	654,000
Nortek, Inc. (Building Products)		8.500%	04/15/2021	1,025,000	1,101,875
Nortek, Inc. (Building Products)	(b)	8.500%	04/15/2021	225,000	239,625
Ply Gem Industries, Inc. (Building Products)		8.250%	02/15/2018	939,000	1,004,730
Ply Gem Industries, Inc. (Building Products)		9.375%	04/15/2017	180,000	191,250
Roofing Supply Group LLC / Roofing Supply Finance, Inc. (Building Products)	(b)	10.000%	06/01/2020	700,000	764,750
Unifrax I LLC / Unifrax Holding Co. (Paper & Forest Products)	(b)	7.500%	02/15/2019	375,000	384,375
ADS Waste Holdings, Inc. (Commercial Svs. & Supplies)	(b)	8.250%	10/01/2020	575,000	589,375
Altegrity, Inc. (Acquired 09/29/2010 through 02/08/2011, Cost $180,650)(Commercial Svs. & Supplies)	(b)(e)	11.750%	05/01/2016	175,000	140,875
ARAMARK Corp. (Commercial Svs. & Supplies)	(b)	5.750%	03/15/2020	1,350,000	1,387,125
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	9.750%	03/15/2017	1,200,000	1,281,000
Iron Mountain, Inc. (Commercial Svs. & Supplies)		7.750%	10/01/2019	525,000	567,000
Iron Mountain, Inc. (Commercial Svs. & Supplies)		5.750%	08/15/2024	200,000	188,500
Maxim Crane Works LP / Maxim Finance Corp. (Commercial Svs. & Supplies)	(b)	12.250%	04/15/2015	300,000	316,500
Logo Merger Sub Corp. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,125,000	1,164,375
United Rentals North America, Inc. (Commercial Svs. & Supplies)		8.375%	09/15/2020	1,325,000	1,440,938
United Rentals North America, Inc. (Commercial Svs. & Supplies)		7.375%	05/15/2020	100,000	107,250
MasTec, Inc. (Construction & Engineering)		4.875%	03/15/2023	275,000	261,938
Belden, Inc. (Electrical Equip.)	(b)	5.500%	09/01/2022	925,000	913,438
CommScope Holding Co., Inc. (Electrical Equip.)	(b)(c)	6.625%	06/01/2020	550,000	528,000
CommScope, Inc. (Electrical Equip.)	(b)	8.250%	01/15/2019	1,425,000	1,528,313
General Cable Corp. (Electrical Equip.)	(b)	5.750%	10/01/2022	750,000	746,250
Viasystems, Inc. (Electrical Equip.)	(b)	7.875%	05/01/2019	725,000	768,500
Amsted Industries, Inc. (Machinery)	(b)	8.125%	03/15/2018	175,000	185,500
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	600,000	630,000
Dynacast International LLC / Dynacast Finance, Inc. (Machinery)		9.250%	07/15/2019	825,000	903,375
Mcron Finance Sub. LLC / Mcron Finance Corp. (Machinery)	(b)	8.375%	05/15/2019	425,000	435,625
Milacron LLC / Mcron Finance Corp. (Machinery)	(b)	7.750%	02/15/2021	200,000	200,500
Mueller Water Products, Inc. (Machinery)		7.375%	06/01/2017	675,000	695,250
Mueller Water Products, Inc. (Machinery)		8.750%	09/01/2020	480,000	525,600
Schaeffler Finance BV (Machinery)	(b)	8.500%	02/15/2019	875,000	980,000
Schaeffler Finance BV (Machinery)	(b)	7.750%	02/15/2017	475,000	527,250
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2021	375,000	358,125
Hertz Corp. / The (Road & Rail)		7.500%	10/15/2018	100,000	107,750
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	1,025,000	1,089,063
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.625%	04/15/2021	125,000	123,125
HD Supply, Inc. (Trading Companies & Distributors)		10.500%	01/15/2021	75,000	77,906
Interline Brands, Inc. (Trading Companies & Distributors)		7.500%	11/15/2018	700,000	738,500
Interline Brands, Inc. (Trading Companies & Distributors)	(c)	10.000%	11/15/2018	1,025,000	1,107,000
International Lease Finance Corp. (Trading Companies & Distributors)		8.250%	12/15/2020	275,000	309,719
International Lease Finance Corp. (Trading Companies & Distributors)		8.750%	03/15/2017	1,900,000	2,125,625
International Lease Finance Corp. (Trading Companies & Distributors)		5.750%	05/15/2016	250,000	258,122
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	700,000	694,050
International Lease Finance Corp. (Trading Companies & Distributors)		4.625%	04/15/2021	350,000	322,656
Rexel SA (Trading Companies & Distributors)	(b)	6.125%	12/15/2019	1,000,000	1,025,000
Rexel SA (Trading Companies & Distributors)	(b)	5.250%	06/15/2020	750,000	751,875

					35,467,223

INFORMATION TECHNOLOGY – 10.5%
NCR Corp. (Computers & Peripherals)		5.000%	07/15/2022	450,000	436,500
NCR Corp. (Computers & Peripherals)		4.625%	02/15/2021	475,000	456,000
Seagate HDD Cayman (Computers & Peripherals)		6.875%	05/01/2020	375,000	399,375
Seagate HDD Cayman (Computers & Peripherals)		7.000%	11/01/2021	300,000	322,500

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INFORMATION TECHNOLOGY (continued)
Seagate HDD Cayman (Computers & Peripherals)	(b)	4.750%	06/01/2023	$1,300,000	$1,218,750
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.625%	05/01/2019	300,000	312,000
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	525,000	552,563
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(b)	4.625%	02/15/2020	300,000	292,500
Flextronics International Ltd. (Electronic Equip., Instr. & Comp.)	(b)	5.000%	02/15/2023	325,000	316,063
Kemet Corp. (Electronic Equip., Instr. & Comp.)		10.500%	05/01/2018	1,250,000	1,281,250
IAC/InterActiveCorp (Internet Software & Svs.)	(b)	4.750%	12/15/2022	700,000	665,000
VeriSign, Inc. (Internet Software & Svs.)	(b)	4.625%	05/01/2023	250,000	243,750
Compiler Finance Sub, Inc. (IT Svs.)	(b)	7.000%	05/01/2021	300,000	292,500
CoreLogic, Inc. (IT Svs.)		7.250%	06/01/2021	1,125,000	1,203,750
First Data Corp. (IT Svs.)	(b)	8.750%	01/15/2022	2,825,000	2,916,813
First Data Corp. (IT Svs.)	(b)	8.250%	01/15/2021	475,000	486,875
First Data Corp. (IT Svs.)	(b)	11.250%	01/15/2021	400,000	401,000
iGATE Corp. (IT Svs.)		9.000%	05/01/2016	1,000,000	1,045,000
Lender Processing Services, Inc. (IT Svs.)		5.750%	04/15/2023	1,325,000	1,414,438
SunGard Data Systems, Inc. (IT Svs.)		7.625%	11/15/2020	200,000	213,000
SunGard Data Systems, Inc. (IT Svs.)		7.375%	11/15/2018	175,000	185,500
SunGard Data Systems, Inc. (IT Svs.)	(b)	6.625%	11/01/2019	625,000	631,250
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.750%	08/01/2020	325,000	317,688
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.500%	08/15/2022	300,000	291,750
Freescale Semiconductor, Inc. (Semiconductors & Equip.)	(b)	9.250%	04/15/2018	725,000	784,813
Freescale Semiconductor, Inc. (Semiconductors & Equip.)		10.750%	08/01/2020	425,000	469,625
MagnaChip Semiconductor SA / MagnaChip Semiconductor Finance Co. (Semiconductors & Equip.)		10.500%	04/15/2018	925,000	1,003,625
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	02/15/2021	200,000	203,500
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	5.750%	03/15/2023	200,000	202,000
NXP BV / NXP Funding LLC (Semiconductors & Equip.)	(b)	3.750%	06/01/2018	375,000	369,375
Spansion LLC (Semiconductors & Equip.)		7.875%	11/15/2017	1,200,000	1,236,000
Aspect Software, Inc. (Software)		10.625%	05/15/2017	475,000	478,563
Audatex North America, Inc. (Software)		6.750%	06/15/2018	725,000	764,875
Audatex North America, Inc. (Software)	(b)	6.000%	06/15/2021	300,000	300,750
Eagle Midco, Inc. (Software)	(b)	9.000%	06/15/2018	950,000	931,000
Epicor Software Corp. (Software)		8.625%	05/01/2019	1,625,000	1,673,750
Infor (US), Inc. (Software)		9.375%	04/01/2019	1,050,000	1,143,188
Infor (US), Inc. (Software)		11.500%	07/15/2018	1,425,000	1,620,938
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	1,050,000	1,031,625
Serena Software, Inc. (Software)		10.375%	03/15/2016	200,000	198,000
Sophia LP / Sophia Finance, Inc. (Software)	(b)	9.750%	01/15/2019	1,650,000	1,773,750
SSI Investments II Ltd. / SSI Co-Issuer LLC (Software)		11.125%	06/01/2018	1,250,000	1,376,563

					31,457,755

MATERIALS – 8.1%
Ashland, Inc. (Chemicals)	(b)	3.875%	04/15/2018	175,000	173,906
Ashland, Inc. (Chemicals)	(b)	4.750%	08/15/2022	125,000	124,063
Axiall Corp. (Chemicals)	(b)	4.875%	05/15/2023	100,000	95,375
Eagle Spinco, Inc. (Chemicals)	(b)	4.625%	02/15/2021	200,000	192,750
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		8.875%	02/01/2018	900,000	922,500
Hexion U.S. Finance Corp / Hexion Nova Scotia Finance ULC (Chemicals)		9.000%	11/15/2020	650,000	624,000
Hexion U.S. Finance Corp. (Chemicals)	(b)	6.625%	04/15/2020	425,000	426,063
Huntsman International LLC (Chemicals)		8.625%	03/15/2020	325,000	355,063
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	250,000	248,125
Koppers, Inc. (Chemicals)		7.875%	12/01/2019	275,000	295,625
Momentive Performance Materials, Inc. (Chemicals)		10.000%	10/15/2020	600,000	627,000
OMNOVA Solutions, Inc. (Chemicals)		7.875%	11/01/2018	1,025,000	1,071,125
Rentech Nitrogen Partners LP / Rentech Nitrogen Finance Corp. (Chemicals)	(b)	6.500%	04/15/2021	275,000	273,281
Rockwood Specialties Group, Inc. (Chemicals)		4.625%	10/15/2020	400,000	403,500
Scotts Miracle-Gro Co. / The (Chemicals)		6.625%	12/15/2020	550,000	585,750
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 BV (Chemicals)	(b)	7.375%	05/01/2021	1,125,000	1,151,719
Union Carbide Corp. (Chemicals)		7.875%	04/01/2023	100,000	123,517
Ardagh Packaging Finance Plc (Containers & Packaging)	(b)	9.125%	10/15/2020	1,325,000	1,419,406
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	9.125%	10/15/2020	425,000	453,156
Ardagh Packaging Finance PLC / Ardagh MP Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.000%	11/15/2020	275,000	265,719
Ball Corp. (Containers & Packaging)		4.000%	11/15/2023	875,000	812,656
Berry Plastics Corp. (Containers & Packaging)		9.500%	05/15/2018	550,000	600,875
BOE Merger Corp. (Containers & Packaging)	(b)(c)	9.500%	11/01/2017	825,000	845,625
BWAY Holding Co. (Containers & Packaging)		10.000%	06/15/2018	900,000	990,000
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)	(b)	4.500%	01/15/2023	175,000	165,813
Greif, Inc. (Containers & Packaging)		7.750%	08/01/2019	475,000	546,250
Packaging Dynamics Corp. (Containers & Packaging)	(b)	8.750%	02/01/2016	750,000	761,250
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	201,375

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.500%	05/15/2018	$775,000	$802,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.000%	04/15/2019	675,000	700,313
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	1,875,000	1,863,281
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		9.875%	08/15/2019	1,275,000	1,370,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		7.125%	04/15/2019	175,000	185,719
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,000,000	1,010,000
Sealed Air Corp. (Containers & Packaging)	(b)	8.375%	09/15/2021	1,350,000	1,532,250
Sealed Air Corp. (Containers & Packaging)	(b)	6.500%	12/01/2020	125,000	132,500
Century Aluminum Co. (Metals & Mining)	(b)	7.500%	06/01/2021	725,000	705,969
Compass Minerals International, Inc. (Metals & Mining)		8.000%	06/01/2019	275,000	294,250
Steel Dynamics, Inc. (Metals & Mining)	(b)	5.250%	04/15/2023	125,000	122,813
Clearwater Paper Corp. (Paper & Forest Products)	(b)	4.500%	02/01/2023	275,000	262,625
Longview Fibre Paper & Packaging, Inc. (Paper & Forest Products)	(b)	8.000%	06/01/2016	450,000	469,688

					24,207,645

TELECOMMUNICATION SERVICES – 4.9%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		8.875%	06/01/2019	350,000	365,313
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.125%	07/01/2019	925,000	978,188
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		8.625%	07/15/2020	275,000	293,906
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		7.000%	06/01/2020	475,000	476,188
tw telecom holdings, Inc. (Diversified Telecom. Svs.)		5.375%	10/01/2022	175,000	174,563
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	1,575,000	1,638,000
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/01/2017	675,000	705,375
Digicel Ltd. (Wireless Telecom. Svs.)	(b)	6.000%	04/15/2021	600,000	568,500
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		7.875%	09/01/2018	725,000	775,750
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	911,094
MetroPCS Wireless, Inc. (Wireless Telecom. Svs.)	(b)	6.625%	04/01/2023	450,000	459,563
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	1,100,000	1,061,500
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.900%	05/01/2019	1,875,000	1,959,375
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	9.000%	11/15/2018	1,025,000	1,201,813
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	378,875
Sprint Nextel Corp. (Wireless Telecom. Svs.)		6.000%	11/15/2022	1,100,000	1,083,500
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	1,600,000	1,716,000

					14,747,503

UTILITIES – 1.9%
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)		10.000%	12/01/2020	500,000	550,000
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)	(b)	12.250%	03/01/2022	625,000	693,750
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (Electric Utilities)	(b)	6.875%	08/15/2017	375,000	382,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.500%	10/01/2018	211,000	222,605
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	506,000	528,770
Calpine Corp. (Ind. Power Prod. & Energy Traders)	(b)	7.500%	02/15/2021	833,000	893,393
Dynegy, Inc. (Ind. Power Prod. & Energy Traders)	(b)	5.875%	06/01/2023	175,000	159,688
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		8.250%	09/01/2020	750,000	811,875
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.875%	05/15/2021	475,000	509,437
NRG Energy, Inc. (Ind. Power Prod. & Energy Traders)		7.625%	05/15/2019	700,000	735,000
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $110,570)(Multi-Utilities)	(b)(e)	6.125%	03/25/2019	126,075	98,318

					5,585,336

Total Corporate Bonds (Cost $283,985,768)					$292,871,521

Common Stocks – 0.0%				Shares	Value
CONSUMER DISCRETIONARY – 0.0%
General Motors Co. (Automobiles)	(a)			4,443	$147,996

Total Common Stocks (Cost $415,829)					$147,996

Preferred Stocks – 0.1%				Shares	Value
FINANCIALS – 0.1%
Ally Financial, Inc. (Consumer Finance)	(b)			346	$328,884

Total Preferred Stocks (Cost $0)					$328,884

Warrants – 0.1%				Quantity	Value
CONSUMER DISCRETIONARY – 0.1%
General Motors Co. (Automobiles) Expiration: 07/10/16, Exercise Price: $10.00	(a)			4,039	$96,936
General Motors Co. (Automobiles) Expiration: 07/10/19, Exercise Price: $18.33	(a)			4,039	66,038

Total Warrants (Cost $476,540)					$162,974

67	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Other – 0.0%		Shares	Value
CONSUMER DISCRETIONARY – 0.0%
Motors Liquidation Co. GUC Trust (Automobiles)	(a)	1,116	$34,261

Total Other (Cost $0)			$34,261

Money Market Funds – 0.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		809,000	$809,000

Total Money Market Funds (Cost $809,000)			$809,000

Total Investments – 98.2% (Cost $285,687,137)	(f)		$294,354,636
Other Assets in Excess of Liabilities – 1.8%			5,527,952

Net Assets – 100.0%			$299,882,588

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualified buyers under Rule 144A. At June 30, 2013, the value of these securities totaled $105,778,021, or 35.3% of the Portfolio’s net assets. Unless also noted with (e), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond. Rate presented is the coupon rate for the cash option.

(d)	Represents a security that is in default. Unless noted by (e), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(e)	Represents a security deemed to be illiquid. At June 30, 2013, the value of illiquid securities in the Portfolio totaled $702,162, or 0.2% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

68

Ohio National Fund, Inc.	Capital Growth Portfolio

Objective/Strategy

The Capital Growth Portfolio seeks long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

Performance as of June 30, 2013

Average Annual Returns:
One year	22.82%
Five years	9.36%
Ten years	11.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Capital Growth Portfolio returned 12.98% versus 17.44% for the current benchmark, the Russell 2000 Growth Index.

Specialty retail holding Vitamin Shoppe, Inc., a strong long-term performer, sold off earlier in the period and contributed to relative under-performance in Consumer Discretionary. Under-performance also transpired within the Information Technology sector, as weak performance by security software stock Fortinet, Inc. dragged down relative returns. The Materials sector experienced a small amount of out-performance during the period due to a modest overweight, as well as solid returns posted by the Portfolio’s holding of Texas Industries, Inc.(1)

The Portfolio’s worst-performing stocks were Geospace Technologies Corp., Vitamin Shoppe, Inc. and Vocera Communications, Inc. Geospace Technologies Corp. makes seismic instruments used in monitoring oil and natural-gas reserves. Shares of the stock took a breather during the quarter upon reaching all-time highs earlier this year, as the firm missed estimates due to the timing of some large contract orders. Geospace Technologies Corp. continues to have strong prospects for its innovative seismic-recording systems. Vitamin Shoppe, Inc. is a specialty retailer of vitamins, sports nutrition, as well as health and beauty-aid products. The stock had been a strong long-term performer; however, a slight earnings miss and back-end-loaded guidance caused a sharp sell-off earlier in the period. Significant secular tailwinds supporting the vitamins and supplements industry (e.g., an aging U.S. baby boomer population and increasing public health awareness) should bode well for Vitamin Shoppe, Inc., given its continued ability to take market share and maintain solid earnings growth. Vocera Communications, Inc. makes hands-free devices used by physicians and many hospital personnel for easy-access communication between highly-mobile and often difficult-to-locate individuals in a fast-paced hospital environment. Vocera Communications, Inc. reported a substantially weaker-than-expected quarter and reduced guidance on reduced near-term growth visibility that was further clouded by recent execution issues.(1)

The Portfolio’s top-performing stocks were Theravance, Inc., Lufkin Industries, Inc. and Salix Pharmaceuticals Ltd. Theravance, Inc. is a biotechnology firm focused on developing therapies for respiratory diseases and bacterial infections. Shares of the stock rose sharply during the period in accordance with the recent Food and Drug Administration (FDA) approval of the firm’s chronic obstructive pulmonary disease (COPD) inhaler-based therapy Breo Ellipta. Lufkin Industries, Inc. manufactures pump jacks used in the enhanced oil recovery process. The company was announced to be acquired by General Electric during the quarter at a substantial premium. Salix Pharmaceuticals Ltd. specializes in drug therapies for gastrointestinal (GI) diseases and conditions. Industry feedback regarding one of its new drugs has been overwhelmingly positive, with the company generating impressive sales growth for the product in a largely underpenetrated market.(1)

Equity markets remained strong during the second quarter despite a scare early in June when the U.S. Federal Reserve indicated it may begin to taper its bond-buying economic stimulus program sooner than the markets had anticipated. Further concerns also had arisen in China, where growth in the world’s largest emerging market appeared not only to slow, but perhaps face a liquidity crisis as well. Modestly higher interest rates are ultimately a double-edged sword, as they should provide a short-term economic boost, while purchasers fearing even higher rates look to secure financing for new homes and autos. Also, the higher rates – and attendant bond-market selloff – should support a reversal of investor flows from fixed income to equities, providing further fuel for the rally. As we move into the second half of the year, housing is expected to be strong; however, housing stocks may tread water in the face of more difficult comparisons next year. In light of the real prospect of rising interest rates, we believe health care should be less economically sensitive and provide leadership in what should be a continued strong environment for equities.

Our neutral outlook for the Energy sector is driven by an uninspired near-term view of commodity prices. Continued growth in North American oil production, coupled with lackluster demand in both emerging and developed economies, suggests a balanced view on the direction of oil prices. The enormous overhang in natural gas inventories has been reduced, but production levels have remained elevated due to the surge in “associated gas” (the industry term for gas produced from oil wells). The longer-term outlook for natural gas appears favorable due to increased demand from a variety of long-lead-time investments (e.g., petrochemical plants), which are now being put into place. In this environment, we are focused on exploration and production (E&P) operators that will benefit from improved well results through the leveraging of new technologies, as well as reduced costs from drilling efficiencies.

Within the Industrials and Materials sectors, we continue to favor companies with exposure to industries that are in the midst of cyclical growth: aerospace and U.S. housing. The fundamental backdrop for the aerospace sector has improved over the past three months as falling jet-fuel prices have bolstered airline profits and strong orders at the Paris air show further reinforced the multi-year backlogs at Boeing and Airbus. The Boeing 787 appears to be tracking according to plan and the Airbus A350 should continue to move toward its planned first delivery in late 2014. Representative holding Hexcel Corp. is exceptionally well-positioned on both of these models and should post strong growth in the coming years. In contrast, the U.S. housing market continues to improve, but cause for concern has arisen as mortgage rates have rebounded sharply, albeit off record low levels. In response, we have reduced our exposure to housing; however, thin inventories of both new and existing homes

69	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

should continue to drive residential construction activity levels higher. Finally, we continue to hold investments in Industrials and Materials, which will each benefit from the renaissance in North American manufacturing and petrochemical industries.(1)

2013 and 2014 are shaping up to be years of transition as the United States prepares for the implementation of Obamacare. There will inevitably be continued chaos, unexpected surprises and a lot of jockeying for position. That will likely lead to some strange bedfellows, as a variety of unexpected joint ventures, partnerships, mergers and acquisitions are consummated. We believe the future of Health Care will be dominated by one theme: do more with less. It is expected that providers will be asked to treat more patients, but be reimbursed less for the services provided, placing pressure on margins for providers and manufacturers alike.

Against this unpredictable and chaotic backdrop, we are continuing to invest in several themes we expect to play out favorably as the industry evolves toward a “new normal.” One such theme is cash-pay health care, where products or services are not covered by insurance and considered discretionary (e.g., Sirona Dental Systems, Inc. and MWI Veterinary Supply). Medicaid managed care is another area expected to benefit in the current environment, as those companies (e.g., Centene Corp.) focused on Medicaid managed care stand to benefit enormously from the coverage of the uninsured beginning in 2014, as mandated by the Affordable Care Act. We also continue to prefer companies (e.g., PAREXEL International Corp.) offering products and services that have little to no government reimbursement exposure. Lastly, we possess a favorable view on companies (e.g., MedAssets, Inc.) that assist hospitals with revenue-cycle management to reduce costs and collect receivables.(1)

Financial industry profits should begin to recover, with long-term interest rates increasing from historically low levels. A steepening yield curve would enable lending institutions to expand net margins, which have been largely suppressed for some time now, as well as support earnings-growth potential. Importantly, the Federal Reserve maintained that no adjustments to short-term rates are expected prior to unemployment falling below 6.5 percent, despite the previously mentioned potential for the Federal Reserve to scale back the long-term bond-buying economic-stimulus program. That dynamic should provide tailwinds to some extent for financial institutions as the environment for profitability improves. We continue to own stocks we believe will benefit from improving credit fundamentals in housing in addition to possessing exposure to companies (e.g., Home Loan Servicing Solutions Ltd.) whose earnings are well-positioned to grow in a rising-rate environment.(1)

In the Information Technology sector, we are cautiously optimistic that recent increases in home values will potentially result in improved consumer sentiment and business demand in the second half of the year. Telecommunication Services providers’ capital expenditures, which have been weak for some time, appear poised for improvement as well. We expect technology spending by domestic government and European businesses to remain muted. We are, however, finding attractive valuations and expect merger-and-acquisition activity to pick up as a result. We are bullish on internet-related software companies as well as companies exposed to the housing and commercial real-estate industries.

Consumer stocks had a particularly strong second quarter, reflecting a boost in consumer confidence derived from rising home-equity values and stock prices, as well as generally positive outlooks from many bellwether companies. As the Federal Reserve begins tapering off its bond purchases with the attendant result of rising interest rates, we believe consumer stocks have the potential to lag less rate-sensitive sectors, such as Health Care. Also, we continue to favor gaming-equipment suppliers. Also, in light of the expectation of rising interest rates, we reduced our position in housing stock Meritage Homes Corp.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

70	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	97.6
Money Market Funds and Other Net Assets	2.4

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Genesco, Inc.	3.3
2. Geospace Technologies Corp.	2.3
3. Geo Group, Inc. / The	2.0
4. Theravance, Inc.	1.8
5. Salix Pharmaceuticals Ltd.	1.8
6. Vitamin Shoppe, Inc.	1.7
7. SHFL Entertainment, Inc.	1.7
8. Bally Technologies, Inc.	1.7
9. United Therapeutics Corp.	1.6
10. PAREXEL International Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	21.8
Health Care	21.3
Consumer Discretionary	16.1
Industrials	15.2
Financials	7.6
Materials	6.3
Energy	5.4
Consumer Staples	3.9

97.6

71

Ohio National Fund, Inc.	Capital Growth Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 97.6%		Shares	Value
CONSUMER DISCRETIONARY – 16.1%
Sotheby’s (Diversified Consumer Svs.)		5,355	$203,008
Bally Technologies, Inc. (Hotels, Restaurants & Leisure)	(a)	19,136	1,079,653
BJ’s Restaurants, Inc. (Hotels, Restaurants & Leisure)	(a)	11,230	416,633
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	10,780	413,305
Orient-Express Hotels Ltd. Class A (Hotels, Restaurants & Leisure)	(a)	36,540	444,326
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	24,547	482,840
SHFL Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	61,759	1,093,752
Meritage Homes Corp. (Household Durables)	(a)	12,480	541,133
Universal Electronics, Inc. (Household Durables)	(a)	21,647	608,930
Chico’s FAS, Inc. (Specialty Retail)		25,429	433,819
Francesca’s Holdings Corp. (Specialty Retail)	(a)	25,070	696,695
Genesco, Inc. (Specialty Retail)	(a)	31,565	2,114,539
Vitamin Shoppe, Inc. (Specialty Retail)	(a)	24,991	1,120,596
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	15,099	730,490

			10,379,719

CONSUMER STAPLES – 3.9%
Fresh Market, Inc. / The (Food & Staples Retailing)	(a)	17,399	865,078
Natural Grocers by Vitamin Cottage, Inc. (Food & Staples Retailing)	(a)	30,804	954,924
WhiteWave Foods Co. Class A (Food Products)	(a)	43,295	703,544

			2,523,546

ENERGY – 5.4%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	3,694	333,531
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	21,893	1,512,368
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	18,836	886,611
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)	(a)	19,485	757,382

			3,489,892

FINANCIALS – 7.6%
UMB Financial Corp. (Commercial Banks)		10,712	596,337
Cash America International, Inc. (Consumer Finance)		11,660	530,064
KKR Financial Holdings LLC (Diversified Financial Svs.)		33,455	352,950
Validus Holdings Ltd. (Insurance)		22,910	827,509
Geo Group, Inc. / The (Real Estate Investment Trusts)		37,961	1,288,776
Redwood Trust, Inc. (Real Estate Investment Trusts)		13,396	227,732
Two Harbors Investment Corp. (Real Estate Investment Trusts)		44,805	459,251
Home Loan Servicing Solutions Ltd. (Thrifts & Mortgage Finance)		26,594	637,458

			4,920,077

HEALTH CARE – 21.3%
Acorda Therapeutics, Inc. (Biotechnology)	(a)	22,641	746,927
Ariad Pharmaceuticals, Inc. (Biotechnology)	(a)	32,225	563,615
Cubist Pharmaceuticals, Inc. (Biotechnology)	(a)	11,837	571,727
Seattle Genetics, Inc. (Biotechnology)	(a)	14,960	470,642
Theravance, Inc. (Biotechnology)	(a)	29,848	1,150,043
United Therapeutics Corp. (Biotechnology)	(a)	15,935	1,048,842
ArthroCare Corp. (Health Care Equip. & Supplies)	(a)	28,590	987,213
Cooper Cos., Inc. / The (Health Care Equip. & Supplies)		8,015	954,186
HeartWare International, Inc. (Health Care Equip. & Supplies)	(a)	7,422	705,906
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	15,300	1,007,964
Air Methods Corp. (Health Care Providers & Svs.)		16,552	560,782
Centene Corp. (Health Care Providers & Svs.)	(a)	19,181	1,006,235
Emeritus Corp. (Health Care Providers & Svs.)	(a)	10,949	253,798
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	13,364	548,860
MedAssets, Inc. (Health Care Technology)	(a)	42,136	747,493
Vocera Communications, Inc. (Health Care Technology)	(a)	13,811	203,022

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
PAREXEL International Corp. (Life Sciences Tools & Svs.)	(a)	22,716	$1,043,573
Salix Pharmaceuticals Ltd. (Pharmaceuticals)	(a)	17,087	1,130,305

			13,701,133

INDUSTRIALS – 15.2%
Hexcel Corp. (Aerospace & Defense)	(a)	30,039	1,022,828
Triumph Group, Inc. (Aerospace & Defense)		11,606	918,615
Atlas Air Worldwide Holdings, Inc. (Air Freight & Logistics)	(a)	9,981	436,769
JetBlue Airways Corp. (Airlines)	(a)	94,010	592,263
U.S. Airways Group, Inc. (Airlines)	(a)	10,593	173,937
PGT, Inc. (Building Products)	(a)	41,039	355,808
Trex Co., Inc. (Building Products)	(a)	8,743	415,205
Waste Connections, Inc. (Commercial Svs. & Supplies)		21,672	891,586
Northwest Pipe Co. (Construction & Engineering)	(a)	20,161	562,492
General Cable Corp. (Electrical Equip.)		14,998	461,189
Thermon Group Holdings, Inc. (Electrical Equip.)	(a)	17,660	360,264
Chart Industries, Inc. (Machinery)	(a)	6,082	572,255
Colfax Corp. (Machinery)	(a)	13,079	681,547
Manitowoc Co., Inc. / The (Machinery)		25,894	463,762
WABCO Holdings, Inc. (Machinery)	(a)	4,857	362,769
Woodward, Inc. (Machinery)		10,909	436,360
Avis Budget Group, Inc. (Road & Rail)	(a)	10,615	305,181
Landstar System, Inc. (Road & Rail)		10,170	523,755
Quality Distribution, Inc. (Road & Rail)	(a)	31,184	275,667

			9,812,252

INFORMATION TECHNOLOGY – 21.8%
Ixia (Communications Equip.)	(a)	16,718	307,611
Riverbed Technology, Inc. (Communications Equip.)	(a)	23,015	358,113
Fusion-io, Inc. (Computers & Peripherals)	(a)	18,310	260,734
Coherent, Inc. (Electronic Equip., Instr. & Comp.)		11,508	633,746
InvenSense, Inc. (Electronic Equip., Instr. & Comp.)	(a)	42,291	650,436
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)		11,415	693,233
Universal Display Corp. (Electronic Equip., Instr. & Comp.)	(a)	8,864	249,167
Angie’s List, Inc. (Internet Software & Svs.)	(a)	17,886	474,873
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	21,011	909,566
Demandware, Inc. (Internet Software & Svs.)	(a)	12,318	522,406
Marin Software, Inc. (Internet Software & Svs.)	(a)	19,497	199,649
Monster Worldwide, Inc. (Internet Software & Svs.)	(a)	119,471	586,603
Trulia, Inc. (Internet Software & Svs.)	(a)	25,394	789,500
Cavium, Inc. (Semiconductors & Equip.)	(a)	22,185	784,683
EZchip Semiconductor Ltd. (Semiconductors & Equip.)	(a)	13,353	360,398
Teradyne, Inc. (Semiconductors & Equip.)	(a)	42,255	742,420
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	16,820	595,764
Compuware Corp. (Software)		28,941	299,539
Concur Technologies, Inc. (Software)	(a)	6,485	527,749
Fortinet, Inc. (Software)	(a)	37,047	648,323
Guidewire Software, Inc. (Software)	(a)	10,398	437,236
Imperva, Inc. (Software)	(a)	8,231	370,724
NICE Systems Ltd. – ADR (Software)		19,587	722,564
QLIK Technologies, Inc. (Software)	(a)	26,745	756,081
Sourcefire, Inc. (Software)	(a)	8,105	450,233
TIBCO Software, Inc. (Software)	(a)	13,541	289,777
Ultimate Software Group, Inc. (Software)	(a)	3,467	406,644

			14,027,772

MATERIALS – 6.3%
Axiall Corp. (Chemicals)		17,351	738,806
Huntsman Corp. (Chemicals)		33,716	558,337
Quaker Chemical Corp. (Chemicals)		15,345	951,544

72	(continued)

Ohio National Fund, Inc.	Capital Growth Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Texas Industries, Inc. (Construction Materials)	(a)	15,446	$1,006,152
RTI International Metals, Inc. (Metals & Mining)	(a)	28,949	802,177

			4,057,016

Total Common Stocks (Cost $49,367,386)			$62,911,407

Money Market Funds – 2.3%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		1,496,000	$1,496,000

Total Money Market Funds (Cost $1,496,000)			$1,496,000

Total Investments – 99.9% (Cost $50,863,386)	(b)		$64,407,407
Other Assets in Excess of Liabilities – 0.1%			48,481

Net Assets – 100.0%			$64,455,888

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

73

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of June 30, 2013

Average Annual Total Returns:
One year	12.32%
Five years	10.05%
Ten years	9.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Nasdaq-100® Index Portfolio returned 9.78% versus 10.09% for the current benchmark, the Nasdaq-100® Index.

The Portfolio’s correlation to the index was 99.8%. The high correlation is due to the fact that the Portfolio invests in each of the 100 stocks in the index. The Portfolio also invests in PowerShares QQQ, an exchange traded fund that mimics the holdings and returns of the Nasdaq-100® Index.(1)

The largest contributors to the index return for the six-month period were Microsoft Corp., Google, Inc., Cisco Systems, Inc., Gilead Sciences, Inc and Intel Corp. The largest detractors for the six-month period were Apple, Inc., Oracle Corp., Cognizant Technology Solutions Corp., Facebook, Inc. and F5 Networks, Inc.(1)

Stocks had a decent first half of 2013. However, in mid-June, Federal Reserve Chairman Bernanke signaled that the central bank would likely begin tapering bond purchases in the latter part of 2013. With the end of quantitative easing in sight, stocks lost some steam.

Stocks could pick up their momentum if economic data does not meet the Federal Reserve’s expectation and quantitative easing continues. The Federal Reserve’s latest comments are relatively dovish, trying to calm investors by saying the central bank’s asset purchases “are by no means on a preset course”, and the Federal Reserve is responding to the data it receives. Stocks may finish out the year relatively strong, with the Federal Reserve still ready to assist the economy if the recovery is not as strong as its expectations.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

74	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	98.8
Exchange Traded Funds and Other Net Assets	1.2

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Apple, Inc.	10.8
2. Microsoft Corp.	8.4
3. Google, Inc. Class A	7.0
4. Oracle Corp.	4.2
5. Cisco Systems, Inc.	3.8
6. Amazon.com, Inc.	3.7
7. Intel Corp.	3.5
8. QUALCOMM, Inc.	3.1
9. Comcast Corp. Class A	2.6
10. Gilead Sciences, Inc.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	59.6
Consumer Discretionary	18.0
Health Care	13.0
Consumer Staples	4.7
Industrials	2.0
Telecommunication Services	1.1
Materials	0.4

98.8

75

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 98.8%		Shares	Value
CONSUMER DISCRETIONARY – 18.0%
Starbucks Corp. (Hotels, Restaurants & Leisure)		15,175	$993,811
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		2,050	262,400
Garmin Ltd. (Household Durables)		3,975	143,736
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	9,225	2,561,690
Expedia, Inc. (Internet & Catalog Retail)		2,475	148,871
Liberty Interactive Corp. Class A (Internet & Catalog Retail)	(a)	10,150	233,552
Netflix, Inc. (Internet & Catalog Retail)	(a)	1,125	237,476
priceline.com, Inc. (Internet & Catalog Retail)	(a)	1,025	847,808
Mattel, Inc. (Leisure Equip. & Products)		7,000	317,170
Comcast Corp. Class A (Media)		43,122	1,805,949
DIRECTV (Media)	(a)	11,300	696,306
Discovery Communications, Inc. Class A (Media)	(a)	2,950	227,770
Liberty Global PLC Class A (Media)	(a)	2,850	211,128
Liberty Media Corp. (Media)	(a)	2,250	285,210
Sirius XM Radio, Inc. (Media)		129,250	432,987
Twenty-First Century Fox, Inc. Class A (Media)	(a)	30,700	1,000,820
Viacom, Inc. Class B (Media)		8,775	597,139
Dollar Tree, Inc. (Multiline Retail)	(a)	4,525	230,051
Sears Holdings Corp. (Multiline Retail)	(a)	2,150	90,472
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	4,425	313,732
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,225	250,579
Ross Stores, Inc. (Specialty Retail)		4,450	288,404
Staples, Inc. (Specialty Retail)		13,450	213,317
Fossil Group, Inc. (Textiles, Apparel & Luxury Goods)	(a)	1,200	123,972

			12,514,350

CONSUMER STAPLES – 4.7%
Monster Beverage Corp. (Beverages)	(a)	3,350	203,579
Costco Wholesale Corp. (Food & Staples Retailing)		8,835	976,886
Whole Foods Market, Inc. (Food & Staples Retailing)		7,500	386,100
Kraft Foods Group, Inc. (Food Products)		12,050	673,233
Mondelez International, Inc. Class A (Food Products)		36,150	1,031,359

			3,271,157

HEALTH CARE – 13.0%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	3,950	364,348
Amgen, Inc. (Biotechnology)		15,197	1,499,336
Biogen Idec, Inc. (Biotechnology)	(a)	4,800	1,032,960
Celgene Corp. (Biotechnology)	(a)	8,450	987,889
Gilead Sciences, Inc. (Biotechnology)	(a)	30,900	1,582,389
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,950	438,516
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	4,475	357,418
DENTSPLY International, Inc. (Health Care Equip. & Supplies)		2,900	118,784
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	825	417,928
Catamaran Corp. (Health Care Providers & Svs.)	(a)	4,175	203,406
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	16,550	1,020,969
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,775	169,956
Cerner Corp. (Health Care Technology)	(a)	3,475	333,913
Life Technologies Corp. (Life Sciences Tools & Svs.)	(a)	3,500	259,035
Mylan, Inc. (Pharmaceuticals)	(a)	7,725	239,707

			9,026,554

INDUSTRIALS – 2.0%
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,250	183,008
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,175	158,692
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	1,750	193,253
PACCAR, Inc. (Machinery)		7,164	384,420
Verisk Analytics, Inc. Class A (Professional Svs.)	(a)	3,400	202,980
Fastenal Co. (Trading Companies & Distributors)		6,000	275,100

			1,397,453

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY – 59.6%
Cisco Systems, Inc. (Communications Equip.)		108,225	$2,630,950
F5 Networks, Inc. (Communications Equip.)	(a)	1,600	110,080
QUALCOMM, Inc. (Communications Equip.)		34,995	2,137,495
Apple, Inc. (Computers & Peripherals)		19,020	7,533,442
Dell, Inc. (Computers & Peripherals)		35,375	472,256
NetApp, Inc. (Computers & Peripherals)	(a)	7,310	276,172
SanDisk Corp. (Computers & Peripherals)	(a)	4,925	300,918
Seagate Technology PLC (Computers & Peripherals)		7,250	325,018
Western Digital Corp. (Computers & Peripherals)		4,775	296,480
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	3,600	153,180
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	5,575	527,005
eBay, Inc. (Internet Software & Svs.)	(a)	26,285	1,359,460
Equinix, Inc. (Internet Software & Svs.)	(a)	1,000	184,720
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	35,425	880,665
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,500	4,842,035
Yahoo!, Inc. (Internet Software & Svs.)	(a)	21,935	550,788
Automatic Data Processing, Inc. (IT Svs.)		9,825	676,550
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	6,100	381,921
Fiserv, Inc. (IT Svs.)	(a)	2,687	234,871
Paychex, Inc. (IT Svs.)		7,370	269,152
Altera Corp. (Semiconductors & Equip.)		6,475	213,610
Analog Devices, Inc. (Semiconductors & Equip.)		6,250	281,625
Applied Materials, Inc. (Semiconductors & Equip.)		24,325	362,686
Avago Technologies Ltd. (Semiconductors & Equip.)		5,000	186,900
Broadcom Corp. Class A (Semiconductors & Equip.)		10,550	356,168
Intel Corp. (Semiconductors & Equip.)		100,670	2,438,227
KLA-Tencor Corp. (Semiconductors & Equip.)		3,350	186,696
Linear Technology Corp. (Semiconductors & Equip.)		4,730	174,253
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		5,900	163,902
Microchip Technology, Inc. (Semiconductors & Equip.)		4,000	149,000
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	20,850	298,781
NVIDIA Corp. (Semiconductors & Equip.)		11,712	164,319
Texas Instruments, Inc. (Semiconductors & Equip.)		22,450	782,832
Xilinx, Inc. (Semiconductors & Equip.)		5,355	212,112
Activision Blizzard, Inc. (Software)		22,625	322,633
Adobe Systems, Inc. (Software)	(a)	10,155	462,662
Autodesk, Inc. (Software)	(a)	4,550	154,427
BMC Software, Inc. (Software)	(a)	2,925	132,035
CA, Inc. (Software)		9,175	262,680
Check Point Software Technologies Ltd. (Software)	(a)	3,970	197,230
Citrix Systems, Inc. (Software)	(a)	3,800	229,254
Intuit, Inc. (Software)		6,005	366,485
Microsoft Corp. (Software)		169,125	5,839,886
Nuance Communications, Inc. (Software)	(a)	6,425	118,092
Oracle Corp. (Software)		95,160	2,923,315
Symantec Corp. (Software)		14,098	316,782

			41,439,750

MATERIALS – 0.4%
Sigma-Aldrich Corp. (Chemicals)		2,425	194,873
Randgold Resources Ltd. – ADR (Metals & Mining)		1,000	64,050

			258,923

TELECOMMUNICATION SERVICES – 1.1%
SBA Communications Corp. Class A (Wireless Telecom. Svs.)	(a)	2,575	190,859
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		20,225	581,266

			772,125

Total Common Stocks (Cost $47,925,758)			$68,680,312

76	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Exchange Traded Funds – 1.0%		Shares	Value
PowerShares QQQ Trust Series 1		9,215	$656,200

Total Exchange Traded Funds (Cost $678,316)			$656,200

Total Investments – 99.8% (Cost $48,604,074)	(b)		$69,336,512
Other Assets in Excess of Liabilities – 0.2%			151,233

Net Assets – 100.0%			$69,487,745

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

77

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2013

Average Annual Total Returns:
One year	25.73%
Five years	4.01%
Ten years	7.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Bristol Portfolio returned 14.45% versus 13.82% for the current benchmark, the S&P 500 Index.

Following a strong 2012, the markets continued to advance in the first two quarters of 2013 with more records being set and the S&P 500 Index reaching an all time high of 1,669.16 on May 21. In an utterly predictable manner, the market then corrected downwards in reaction to the remarks of Federal Reserve Chairman Ben Bernanke that were interpreted as indicating that quantitative easing might “taper off” in the near term. As quantitative easing has been seen as powering the equity markets’ rise, it took subsequent remarks of Federal Reserve members to satisfy investors that tapering of this program may be a long way off. With these statements, the markets recovered, but it left the S&P 500 Index down 3.8% from the record high and ended a streak of seven monthly advances. Overall, the returns from the six-month period were the best for the first six months of a calendar year since 1998. Other records were set that are closely related to growth expansion and increasing consumer confidence. Sales of new U.S. homes increased more than forecasted in May to the highest level in almost five years, while home prices increased more than forecasted in the twelve months through April 2013. More Americans signed contracts in May to buy previously owned homes than at any time in more than six years. The VIX index, the best measure of investor sentiment regarding expectations of near-term volatility, dipped below 15 for the first time since 2007, suggesting that investors are not expecting the turmoil of recent years to be repeated. Finally, the fixed income sector suffered the worst drop in corporate debt in almost five years, second only to the declines following the Lehman collapse in September 2008. Clearly, the debt markets’ modest returns and the prospect of higher interest rates in the future made the equity markets the better choice for most investors in the near term.

The Portfolio’s best performers for the period were Vertex Pharmaceuticals, Inc., Delta Air Lines, Inc., Hertz Global Holdings, Inc., Hanesbrands, Inc., and Prudential Financial, Inc. The Portfolio’s worst performers were Infinity Pharmaceuticals, Inc., Apple, Inc., Amarin Corp., Terex Corp., and Abercrombie & Fitch Co. The top

contributors to performance were Vertex Pharmaceuticals, Inc., Hertz Global Holdings, Inc., Delta Air Lines, Inc., Lincoln National Corp., and Hartford Financial Services Group, Inc. The top detractors from performance were Infinity Pharmaceuticals, Inc., Apple, Inc., Terex Corp., Abercrombie & Fitch Co., and Amarin Corp.(1)

The top contributor to the Portfolio’s performance in the period was Vertex Pharmaceuticals, Inc., which contributed 208 basis points as a result of positive drug trials that resulted in a stock price surge in April that outperformed larger competitors Bristol Myers Squibb and Merck over the last six months. Hertz Global Holdings, Inc. added 100 basis points, having benefited from the purchase of Dollar Thrifty and a recent 20% stake in China Auto Rental, the largest rental firm in China, as well as increased revenues as a result of the perceived end of the recession. Delta Air Lines, Inc. contributed 100 basis points as growth reappeared in the economy. Lincoln National Corp. and Hartford Financial Services Group, Inc. contributed 77 basis points and 73 basis points, respectively, as part of our modest overweight in Financials that was maintained in anticipation of future interest rates increases.(1)

Detractors from performance included Infinity Pharmaceuticals, Inc. which lost the Portfolio 118 basis points as a result of adverse health reports in a drug trial. Apple, Inc. detracted 91 basis points as it continues to be out of favor in spite of its iconic stature and large cash haul. Construction equipment manufacturer Terex Corp. detracted 37 basis points as a result of missing earnings expectations. Abercrombie & Fitch Co. detracted 29 basis points after reporting a larger than expected loss for the first quarter and Amarin Corp. detracted 17 basis points when a recently approved and very promising drug did not get the expected unqualified approval of the FDA.(1)

During the six-month period, the Portfolio’s overweight in Consumer Discretionary, represented by an 17.8% average weighting versus 11.7% for the benchmark, generated 39 basis points, reflecting our continued belief in growth. The Portfolio’s underweight in Materials, 2.4% versus the benchmark 3.4%, generated a further 25 basis points. The Portfolio’s overweight in Information Technology detracted 47 basis points following delays in the expected accelerated adoption of smart phones (particularly in China), and has subsequently been reduced.(1)

Looking to the third and fourth quarters of 2013, it appears that the blessings of quantitative easing could continue for the remainder of the year, and into 2014. Turmoil in Turkey and Egypt seems to have had little impact on the markets and the knee-jerk reaction to the troubles of the European Union from prior years seems to be a thing of the past. Even the threat to U.S. businesses from Obamacare’s uncertain medical insurance costs has been delayed for a year for many firms. China caused some concern with stresses in its secondary banking system, but the central government appears to have this under control and China’s growth will not be greatly affected. As we look to the future, we remain committed to the idea of growth through the engine of consumer spending, the generator of 70% of economic activity. It would appear that several generations of Keynesians are coming down from their ivory towers, blinking in the sunlight of rare approval, and claiming victory in both Europe and the U.S. We can argue with their theories, but not with the markets. Quantitative easing has pulled investors out of the doldrums of the past four years, and we expect it will continue to do so in the short term. In the interim, we continue to rely on Uncle Ben and the “Goldilocks” effect of falling unemployment levels, not so low that growth in the economy is not evident, yet not so high that the Federal Reserve signals a reduction in quantitative easing. This median result should suggest strong support for equities for the balance of the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

78	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	95.0
Money Market Funds and Other Net Assets	5.0

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Apple, Inc.	2.5
2. Facebook, Inc. Class A	2.5
3. Adobe Systems, Inc.	2.4
4. Valeant Pharmaceuticals International, Inc.	2.4
5. Vertex Pharmaceuticals, Inc.	2.4
6. Hartford Financial Services Group, Inc.	2.0
7. Delta Air Lines, Inc.	2.0
8. Eaton Corp. PLC	2.0
9. Hanesbrands, Inc.	2.0
10. Cisco Systems, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	25.7
Industrials	20.1
Consumer Discretionary	15.7
Financials	13.4
Health Care	12.1
Energy	6.4
Consumer Staples	1.6

95.0

79

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 95.0%		Shares	Value
CONSUMER DISCRETIONARY – 15.7%
Sotheby’s (Diversified Consumer Svs.)		108,800	$4,124,608
Las Vegas Sands Corp. (Hotels, Restaurants & Leisure)		72,100	3,816,253
CBS Corp. Class B (Media)		86,900	4,246,803
Time Warner, Inc. (Media)		71,200	4,116,784
Walt Disney Co. / The (Media)		63,100	3,984,765
Abercrombie & Fitch Co. Class A (Specialty Retail)		86,500	3,914,125
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	37,500	1,894,125
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		83,300	4,283,286
V.F. Corp. (Textiles, Apparel & Luxury Goods)		21,500	4,150,790

			34,531,539

CONSUMER STAPLES – 1.6%
ConAgra Foods, Inc. (Food Products)		98,000	3,423,140

ENERGY – 6.4%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		48,700	4,184,791
Apache Corp. (Oil, Gas & Consumable Fuels)		36,200	3,034,646
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		27,500	3,980,625
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	61,600	2,839,144

			14,039,206

FINANCIALS – 13.4%
Capital One Financial Corp. (Consumer Finance)		65,900	4,139,179
Bank of America Corp. (Diversified Financial Svs.)		315,900	4,062,474
American International Group, Inc. (Insurance)	(a)	95,000	4,246,500
Hartford Financial Services Group, Inc. (Insurance)		142,600	4,409,192
Lincoln National Corp. (Insurance)		116,500	4,248,755
MetLife, Inc. (Insurance)		90,619	4,146,725
Prudential Financial, Inc. (Insurance)		56,700	4,140,801

			29,393,626

HEALTH CARE – 12.1%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	123,800	718,040
Celgene Corp. (Biotechnology)	(a)	31,100	3,635,901
Pharmacyclics, Inc. (Biotechnology)	(a)	40,200	3,194,694
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	64,700	5,167,589
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		49,300	4,172,259
Merck & Co., Inc. (Pharmaceuticals)		91,300	4,240,885
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	61,600	5,302,528

			26,431,896

INDUSTRIALS – 20.1%
Boeing Co. / The (Aerospace & Defense)		40,400	4,138,576
FedEx Corp. (Air Freight & Logistics)		42,900	4,229,082
Delta Air Lines, Inc. (Airlines)	(a)	233,900	4,376,269
Tyco International Ltd. (Commercial Svs. & Supplies)		124,700	4,108,865

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Eaton Corp. PLC (Electrical Equip.)		65,500	$4,310,555
Pentair Ltd. (Machinery)		71,700	4,136,373
Snap-On, Inc. (Machinery)		40,200	3,593,076
Stanley Black & Decker, Inc. (Machinery)		49,600	3,834,080
Terex Corp. (Machinery)	(a)	139,300	3,663,590
Xylem, Inc. (Machinery)		133,600	3,599,184
Hertz Global Holdings, Inc. (Road & Rail)	(a)	163,200	4,047,360

			44,037,010

INFORMATION TECHNOLOGY – 25.7%
Cisco Systems, Inc. (Communications Equip.)		175,700	4,271,267
Apple, Inc. (Computers & Peripherals)		13,700	5,426,296
EMC Corp. (Computers & Peripherals)		170,100	4,017,762
Hewlett-Packard Co. (Computers & Peripherals)		168,800	4,186,240
eBay, Inc. (Internet Software & Svs.)	(a)	53,900	2,787,708
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	217,500	5,407,050
Google, Inc. Class A (Internet Software & Svs.)	(a)	4,800	4,225,776
International Business Machines Corp. (IT Svs.)		20,680	3,952,155
Mastercard, Inc. Class A (IT Svs.)		7,380	4,239,810
Avago Technologies Ltd. (Semiconductors & Equip.)		111,700	4,175,346
Intel Corp. (Semiconductors & Equip.)		170,800	4,136,776
Adobe Systems, Inc. (Software)	(a)	117,200	5,339,632
Microsoft Corp. (Software)		120,400	4,157,412

			56,323,230

Total Common Stocks (Cost $189,971,898)			$208,179,647

Money Market Funds – 1.1%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,407,000	$2,407,000

Total Money Market Funds (Cost $2,407,000)			$2,407,000

Total Investments – 96.1% (Cost $192,378,898)	(b)		$210,586,647
Other Assets in Excess of Liabilities – 3.9%			8,646,721

Net Assets – 100.0%			$219,233,368

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

80

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2013

Average Annual Total Returns:
One year	18.79%
Five years	4.82%
Ten years	6.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Bryton Growth Portfolio returned 14.89% versus 17.44% for the current benchmark, the Russell 2000 Growth Index.

Following a strong 2012, the markets continued to advance in the first two quarters of 2013 with more records being set and the S&P 500 Index reaching an all time high of 1,669.16 on May 21. In an utterly predictable manner, the market then corrected downwards in reaction to the remarks of Federal Reserve Chairman Ben Bernanke that were interpreted as indicating that quantitative easing might “taper off” in the near term. As quantitative easing has been seen as powering the equity markets’ rise, it took subsequent remarks of Federal Reserve members to satisfy investors that tapering of this program may be a long way off. With these statements, the markets recovered, but it left the S&P 500 Index down 3.8% from the record high and ended a streak of seven monthly advances. Overall, the returns for the six-month period were the best for the first six months of a calendar year since 1998. Other records were set that are closely related to growth expansion and increasing consumer confidence. Sales of new U.S. homes increased more than forecasted in May to the highest level in almost five years, while home prices increased more than forecasted in the twelve months through April 2013. More Americans signed contracts in May to buy previously owned homes than at any time in more than six years. The VIX index, the best measure of investor sentiment regarding expectations of near-term volatility, dipped below 15 for the first time since 2007, suggesting that investors are not expecting the turmoil of recent years to be repeated. Finally, the fixed income sector suffered the worst drop in corporate debt in almost five years, second only to the declines following the Lehman collapse in September 2008. Clearly, the debt markets’ modest returns and the prospect of higher interest rates in the future made the equity markets the better choice for most investors in the near term.

The Portfolio’s best performers for the period were Celldex Therapeutics, Inc., Coronado Biosciences, Inc., Infinera Corp., Fifth & Pacific Cos., Inc., and Irobot Corp. The Portfolio’s worst performers were Affymax, Inc., Infinity Pharmaceuticals, Inc., Marin Software, Inc., Energy 21, and Mistras Group, Inc. The top contributors to performance were Infinera Corp., Fifth & Pacific Cos., Inc., Celldex

Therapeutics, Inc., Avis Budget Group, Inc., and Coronado Biosciences, Inc. The top detractors from performance were Affymax, Inc., Infinity Pharmaceuticals, Inc., Energy 21, Mistras Group, Inc., and Geospace Technologies Corp.(1)

The top contributor to the Portfolio’s performance was Infinera Corp., which contributed 115 basis points as a result of showing strong traction with next-generation 100G optical equipment. Fifth & Pacific Cos., Inc. contributed 105 basis points as its core Kate Spade brand continues to sell well and are planning to divest slower-growing business segments. Celldex Therapeutics, Inc. added 100 basis points as a result of an upgrade following very promising results for its cancer drugs. Avis Budget Group, Inc. added 81 basis points as the economy improved. Coronado Biosciences, Inc. contributed a further 80 basis points as a result of very successful clinical trials for treatment of a number of important medical applications.(1)

Detractors from performance during the period included Affymax, Inc. which lost the Portfolio 151 basis points as a result of the withdrawal of a flagship drug that had caused fatalities, following great initial promise and prior FDA approval. The stock was sold in February. Infinity Pharmaceuticals, Inc. detracted 73 basis points as a result of adverse health reports in a drug trial. Energy 21 detracted 71 basis points as a result of repeated production misses in its offshore oil/gas following bad weather and miss-execution. Mistras Group, Inc., an engineering firm, detracted 62 basis points as a result of larger and higher-margin projects being repeatedly postponed. Geospace Technologies Corp. detracted 39 basis points as a result of concerns about a slowdown in North American onshore fracking market which could impact sales of the firm’s seismic equipment.(1)

During the past six months, our overweight in Consumer Staples, represented by an 11.4% average weighting versus 4.6% for the benchmark, generated 32 basis points, reflecting our continued belief in growth. Our modest underweight in Materials, 4.1% versus the benchmark 4.9%, generated a further 16 basis points. Our overweight in Energy detracted 29 basis points, as did our underweight in Health Care.(1)

Looking to the third and fourth quarters of 2013, it appears that the blessings of quantitative easing could continue for the remainder of the year, and into 2014. Turmoil in Turkey and Egypt seems to have had little impact on the markets and the knee-jerk reaction to the troubles of the European Union from prior years seems to be a thing of the past. Even the threat to U.S. businesses from Obamacare’s uncertain medical insurance costs has been delayed for a year for many firms. China caused some concern with stresses in its secondary banking system, but the central government appears to have this under control and China’s growth will not be greatly affected. As we look to the future, we remain committed to the idea of growth through the engine of consumer spending, the generator of 70% of economic activity. It would appear that several generations of Keynesians are coming down from their ivory towers, blinking in the sunlight of rare approval, and claiming victory in both Europe and the U.S. We can argue with their theories, but not with the markets. Quantitative easing has pulled investors out of the doldrums of the past four years, and we expect it will continue to do so in the short term. In the interim, we continue to rely on Uncle Ben and the “Goldilocks” effect of falling unemployment levels, not so low that growth in the economy is not evident, yet not so high that the Federal Reserve signals a reduction in quantitative easing. This median result should suggest strong support for equities for the balance of the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

81	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	95.9
Money Market Funds and Other Net Assets	4.1

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Peregrine Semiconductor Corp.	2.4
2. Emerald Oil, Inc.	2.1
3. JetBlue Airways Corp.	2.0
4. Sotheby’s	2.0
5. G-III Apparel Group Ltd.	2.0
6. Lattice Semiconductor Corp.	1.9
7. Coronado Biosciences, Inc.	1.9
8. Infinera Corp.	1.9
9. Movado Group, Inc.	1.9
10. PGT, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	22.4
Industrials	20.6
Consumer Discretionary	18.2
Energy	10.6
Health Care	9.4
Consumer Staples	8.6
Materials	3.0
Telecommunication Services	1.6
Financials	1.5

95.9

82

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 95.9%		Shares	Value
CONSUMER DISCRETIONARY – 18.2%
Dana Holding Corp. (Auto Components)		161,700	$3,114,342
Sotheby’s (Diversified Consumer Svs.)		87,200	3,305,752
Bob Evans Farms, Inc. (Hotels, Restaurants & Leisure)		43,600	2,048,328
Bravo Brio Restaurant Group, Inc. (Hotels, Restaurants & Leisure)	(a)	150,026	2,673,463
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)	(a)	63,700	2,502,773
EveryWare Global, Inc. (Household Durables)	(a)	67,100	814,594
Callaway Golf Co. (Leisure Equip. & Products)		391,100	2,573,438
Five Below, Inc. (Specialty Retail)	(a)	50,000	1,838,000
Fifth & Pacific Cos., Inc. (Textiles, Apparel & Luxury Goods)	(a)	133,500	2,982,390
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	68,557	3,298,963
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)		92,300	3,122,509
Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	(a)	42,900	2,075,502

			30,350,054

CONSUMER STAPLES – 8.6%
Hain Celestial Group, Inc. / The (Food Products)	(a)	40,800	2,650,776
J&J Snack Foods Corp. (Food Products)		37,600	2,925,280
TreeHouse Foods, Inc. (Food Products)	(a)	35,300	2,313,562
Spectrum Brands Holdings, Inc. (Household Products)		38,491	2,188,983
Elizabeth Arden, Inc. (Personal Products)	(a)	50,800	2,289,556
Prestige Brands Holdings, Inc. (Personal Products)	(a)	71,630	2,087,298

			14,455,455

ENERGY – 10.6%
Geospace Technologies Corp. (Energy Equip. & Svs.)	(a)	42,164	2,912,689
Willbros Group, Inc. (Energy Equip. & Svs.)	(a)	241,827	1,484,818
Comstock Resources, Inc. (Oil, Gas & Consumable Fuels)		157,500	2,477,475
Emerald Oil, Inc. (Oil, Gas & Consumable Fuels)	(a)	522,755	3,586,099
Energy XXI Bermuda Ltd. (Oil, Gas & Consumable Fuels)		134,700	2,987,646
Synergy Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	258,200	1,890,024
Western Refining, Inc. (Oil, Gas & Consumable Fuels)		82,500	2,315,775

			17,654,526

FINANCIALS – 1.5%
FirstMerit Corp. (Commercial Banks)		125,800	2,519,774

HEALTH CARE – 9.4%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	115,500	669,900
Array BioPharma, Inc. (Biotechnology)	(a)	359,113	1,630,373
Celldex Therapeutics, Inc. (Biotechnology)	(a)	130,659	2,039,587
Coronado Biosciences, Inc. (Biotechnology)	(a)	373,601	3,212,969
Pharmacyclics, Inc. (Biotechnology)	(a)	29,800	2,368,206
Puma Biotechnology, Inc. (Biotechnology)	(a)	29,358	1,302,615
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	170,025	2,257,932
Unilife Corp. (Health Care Equip. & Supplies)	(a)	678,912	2,152,151

			15,633,733

INDUSTRIALS – 20.6%
GenCorp, Inc. (Aerospace & Defense)	(a)	147,600	2,399,976
Hub Group, Inc. Class A (Air Freight & Logistics)	(a)	69,700	2,538,474

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	160,500	$2,903,445
JetBlue Airways Corp. (Airlines)	(a)	526,200	3,315,060
PGT, Inc. (Building Products)	(a)	359,400	3,115,998
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		96,100	2,356,372
Acuity Brands, Inc. (Electrical Equip.)		32,600	2,461,952
Capstone Turbine Corp. (Electrical Equip.)	(a)	2,452,621	2,869,567
Actuant Corp. Class A (Machinery)		49,600	1,635,312
FreightCar America, Inc. (Machinery)		108,996	1,851,842
Middleby Corp. (Machinery)	(a)	15,000	2,551,350
Titan International, Inc. (Machinery)		105,300	1,776,411
Mistras Group, Inc. (Professional Svs.)	(a)	142,417	2,503,691
Roadrunner Transportation Systems, Inc. (Road & Rail)	(a)	75,004	2,088,112

			34,367,562

INFORMATION TECHNOLOGY – 22.4%
Ciena Corp. (Communications Equip.)	(a)	127,600	2,477,992
Infinera Corp. (Communications Equip.)	(a)	295,300	3,150,851
Fabrinet (Electronic Equip., Instr. & Comp.)	(a)	165,388	2,315,432
Internap Network Services Corp. (Internet Software & Svs.)	(a)	304,990	2,522,267
Marin Software, Inc. (Internet Software & Svs.)	(a)	156,729	1,604,905
Trulia, Inc. (Internet Software & Svs.)	(a)	90,500	2,813,645
Cavium, Inc. (Semiconductors & Equip.)	(a)	51,100	1,807,407
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	642,061	3,255,249
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		102,800	2,478,508
Peregrine Semiconductor Corp. (Semiconductors & Equip.)	(a)	363,364	3,964,301
Power Integrations, Inc. (Semiconductors & Equip.)		70,500	2,859,480
Semtech Corp. (Semiconductors & Equip.)	(a)	77,000	2,697,310
Guidewire Software, Inc. (Software)	(a)	72,520	3,049,466
PTC, Inc. (Software)	(a)	102,400	2,511,872

			37,508,685

MATERIALS – 3.0%
Kronos Worldwide, Inc. (Chemicals)		145,847	2,368,555
PolyOne Corp. (Chemicals)		104,200	2,582,076

			4,950,631

TELECOMMUNICATION SERVICES – 1.6%
Iridium Communications, Inc. (Diversified Telecom. Svs.)	(a)	349,800	2,714,448

Total Common Stocks (Cost $144,969,621)			$160,154,868

Money Market Funds – 2.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		4,040,000	$4,040,000

Total Money Market Funds (Cost $4,040,000)			$4,040,000

Total Investments – 98.3% (Cost $149,009,621)	(b)		$164,194,868
Other Assets in Excess of Liabilities – 1.7%			2,895,734

Net Assets – 100.0%			$167,090,602

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

83

Ohio National Fund, Inc.	U.S. Equity Portfolio

Objective/Strategy

The U.S. Equity Portfolio seeks capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

Performance as of June 30, 2013

Average Annual Total Returns:
One year	20.76%
Five years	1.19%
Since inception (5/1/04)	3.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the U.S. Equity Portfolio returned 14.61% versus 13.97% for the current benchmark, the S&P Composite 1500 Index.

From a top down perspective, the first key to the Portfolio’s performance was being bullish and minimizing cash. The Portfolio’s market value-to-price (V/P) ratio averaged 1.19 over those six months and served as the foundation for the bullish posture. For sectors, the Portfolio was heavily tilted toward economically sensitive, cyclical sectors and away from defensive, recession proof sectors. The largest sector weight was Consumer Discretionary, which averaged 34.6% of the Portfolio versus only 11.9% in the S&P Composite 1500 Index. Industrials, the second largest average sector position was overweight at 17.9% compared to its 10.9% weighting in the S&P Composite 1500 Index. The Portfolio did not hold Utilities, Consumer Staples or Telecommunication Services, and was underweight Financials and Information Technology. Sector behavior was unusual during this generally rising market that began November 15, 2012. Initially, the economically sensitive sectors along with Financials led; but during March and April, in a short term theme reversal, the defensive sectors led the market higher. During the late April through May advance, the leadership returned to the cyclical sectors. Such short term theme changes during a seven month market advance is unusual, as sector leadership usually stays fairly constant. Overall, the overweight in Consumer Discretionary was favorable, while the underweight in Financials was a drag. The Portfolio favors high quality companies on sale and often misses tarnished turn-around situations, which are prevalent in the Financials sector.(1)

The Portfolio had exposure to 33 of the 154 S&P Composite 1500 Index industries. The five industries contributing the most were all overweight; oil & gas equipment & services, footwear, movies & entertainment, biotechnology and railroads. Three industries stood out as providing the most negative contribution; computer hardware, communications equipment and construction & farm machinery, due not to overweighting, but to individual stock selection.(1)

The top five stock contributors were Celgene Corp., NIKE, Inc., Oceaneering International, Inc., Questcor Pharmaceuticals, Inc. and FMC Technologies, Inc. NIKE, Inc. on average, was the largest holding in the Portfolio and gained 24.3%. Questcor Pharmaceuticals, Inc. was not among the larger holdings at 1.74% of the Portfolio, but it gained 71.6%. The five largest detractors were Apple, Inc., F5 Networks, Inc., Lululemon Athletica, Inc., Caterpillar, Inc. and EMC Corp. Apple, Inc., F5 Networks, Inc., Caterpillar, Inc. and EMC Corp. all had stock price declines concurrently with analyst downward revision of 2013 earnings. Lululemon Athletica, Inc. dropped suddenly when the company pulled its shear yoga pants from the market for being too shear. Within the Portfolio, F5 Networks, Inc. was sold, EMC Corp. was reduced, and the other three remained in the Portfolio at June 30th.(1)

The top five performing stocks were Questcor Pharamceuticals, Inc., up 71.6%, Celgene Corp., up 49.1%, Tyler Technologies, Inc., up 43.7%, Oceaneering International, Inc., up 35.0%, and Wolverine World Wide, Inc., up 33.9%. The five worst performing stocks were the same as the five negative contributors, just in a little different order; F5 Networks, Inc., down 25.6%, Apple, Inc., down 24.6%, Lululemon Athletica, Inc., down 14.1%, Caterpillar, Inc., down 7.4% and EMC Corp., down 6.2%.(1)

In terms of stock selection, the stocks in Consumer Discretionary, Energy, Health Care, Materials and Financials outperformed their sector-specific benchmarks, while stocks in two sectors, Industrials and Information Technology, underperformed due to F5 Networks, Inc., Apple, Inc., Caterpillar, Inc. and EMC Corp. holdings. (1)

We do not see the conditions typical of market peaks. The Portfolio’s market value-to-price ratio ended June at 1.05, still indicating that stocks are not, in general, overpriced. Yet, for the market to deliver above average returns over the next year, we will need interest rate relief. If the run up in the 10-year yield in June was temporary, we could once again get a boost to equity valuations in the coming months.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

84	(continued)

Ohio National Fund, Inc.	U.S. Equity Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	99.5
Money Market Funds and Other Net Assets	0.5

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Viacom, Inc. Class B	5.2
2. NIKE, Inc. Class B	5.1
3. Union Pacific Corp.	5.0
4. Time Warner Cable, Inc.	4.8
5. TJX Cos., Inc.	4.3
6. Oceaneering International, Inc.	3.6
7. FMC Technologies, Inc.	3.6
8. Emerson Electric Co.	3.5
9. Praxair, Inc.	3.4
10. Dril-Quip, Inc.	3.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	38.6
Industrials	17.6
Energy	12.8
Information Technology	8.4
Health Care	8.1
Financials	7.7
Materials	6.3

99.5

85

Ohio National Fund, Inc.	U.S. Equity Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 99.5%		Shares	Value
CONSUMER DISCRETIONARY – 38.6%
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	2,260	$420,224
Time Warner Cable, Inc. (Media)		7,740	870,595
Viacom, Inc. Class B (Media)		13,720	933,646
Walt Disney Co. / The (Media)		8,090	510,883
Bed Bath & Beyond, Inc. (Specialty Retail)	(a)	5,280	374,352
CST Brands, Inc. (Specialty Retail)	(a)	1	31
Hibbett Sports, Inc. (Specialty Retail)	(a)	6,940	385,170
TJX Cos., Inc. (Specialty Retail)		15,460	773,928
Tractor Supply Co. (Specialty Retail)		4,010	471,616
Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	4,940	323,669
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		14,420	918,266
V.F. Corp. (Textiles, Apparel & Luxury Goods)		3,010	581,111
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		6,670	364,249

			6,927,740

ENERGY – 12.8%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	6,680	603,137
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	11,530	641,990
Oceaneering International, Inc. (Energy Equip. & Svs.)		9,010	650,522
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		11,790	409,938

			2,305,587

FINANCIALS – 7.7%
State Street Corp. (Capital Markets)		5,450	355,395
Waddell & Reed Financial, Inc. Class A (Capital Markets)		6,170	268,395
Wells Fargo & Co. (Commercial Banks)		11,800	486,986
Aon PLC (Insurance)		4,350	279,923

			1,390,699

HEALTH CARE – 8.1%
Celgene Corp. (Biotechnology)	(a)	4,890	571,690
Bio-Reference Labs, Inc. (Health Care Providers & Svs.)	(a)	15,560	447,350
Questcor Pharmaceuticals, Inc. (Pharmaceuticals)		9,390	426,869

			1,445,909

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 17.6%
FedEx Corp. (Air Freight & Logistics)		1,780	$175,472
Eaton Corp. PLC (Electrical Equip.)		4,140	272,453
Emerson Electric Co. (Electrical Equip.)		11,680	637,027
Caterpillar, Inc. (Machinery)		5,530	456,170
Dover Corp. (Machinery)		4,730	367,332
CSX Corp. (Road & Rail)		14,840	344,140
Union Pacific Corp. (Road & Rail)		5,850	902,538

			3,155,132

INFORMATION TECHNOLOGY – 8.4%
Apple, Inc. (Computers & Peripherals)		1,480	586,198
EMC Corp. (Computers & Peripherals)		7,210	170,300
Accenture PLC Class A (IT Svs.)		4,080	293,597
International Business Machines Corp. (IT Svs.)		2,370	452,931

			1,503,026

MATERIALS – 6.3%
Praxair, Inc. (Chemicals)		5,260	605,742
Steel Dynamics, Inc. (Metals & Mining)		35,540	529,901

			1,135,643

Total Common Stocks (Cost $13,739,466)			$17,863,736

Money Market Funds – 0.5%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio - Class I		88,000	$88,000

Total Money Market Funds (Cost $88,000)			$88,000

Total Investments – 100.0% (Cost $13,827,466)	(b)		$17,951,736
Other Assets in Excess of Liabilities – 0.0%			6,611

Net Assets – 100.0%			$17,958,347

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

86

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2013

Average Annual Returns:
One year	12.62%
Five years	5.94%
Since inception (5/1/04)	6.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Balanced Portfolio returned 8.69% versus 7.25% for the current benchmark, which is composed of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index.

As we entered the beginning of 2013, we saw significant upside potential in the U.S. equity market. Our valuation model indicated that stocks were poised for a strong rally that would be a continuation of the bull market that began way back in March of 2009. Due to our bullish market reading, we began the year with a rather aggressive 70% equity/30% fixed income allocation within the Portfolio. While strong equity market returns and significant fixed income volatility had us making small adjustments to this equity/fixed income blend over the course of the last six months, we maintained a relatively aggressive allocation the majority of the time. However, declining equity valuations and improving fixed income opportunities had us reallocating towards a more standard 60/40 blend at the end of the second quarter.(1)

For the equity portion of the Portfolio, we continued to tilt toward the more cyclical sectors of the market with our largest overweight in the Consumer Discretionary sector. Over the period, the Consumer Discretionary sector averaged a 19% weighting of the Portfolio versus its benchmark weighting of about 12%. This heavy tilt benefitted the Portfolio, with the Consumer Discretionary sector being among the top performers for the period. The Portfolio’s overweight position in the Energy sector was also a major contributor to relative out-performance. The Portfolio’s Energy sector had an average weight of about 12% for the period versus its benchmark weight of just over 10%. While the Energy sector was not a top performer, industry selection within the sector helped the Portfolio to outperform the benchmark. On the flipside, positions in the Consumer Staples and Financials sectors detracted from relative performance, although both sectors were positive contributors to the Portfolio’s total return. We were underweight in the Financials sector based on its relatively low valuation and the sector was among the market leaders. We were about even to the benchmark weight in the Consumer Staples sector, but stock selection in that sector undermined benchmark relative performance. Overall, however, stock selection had a positive impact on overall benchmark-relative outperformance.(1)

At the industry level, the top five benchmark-relative performers were oil & gas equipment & services, specialty stores, computer hardware, paper products and oil & gas refining and marketing. Oil & gas equipment & services and specialty stores were also the largest positive total return contributors to the Portfolio. At the other end of the spectrum, agricultural products, IT consulting & services, electric utilities, homebuilding and aerospace & defense were the bottom five benchmark-relative performers. Positions in computer hardware and computer storage & peripherals were the two largest detractors to the Portfolio’s total return.(1)

Moving on to individual stock performance within the Portfolio, the five best performers were Actavis, Inc., KapStone Paper & Packaging Co., Oceaneering International, Inc., Wolverine World Wide, Inc., and Tractor Supply Co. Tractor Supply Co. and Oceaneering International, Inc. were also two of the top total return contributors to the Portfolio’s performance. The five stocks that had the worst performance for the six-month period were DFC Global Corp., Apple, Inc., Cognizant Technology Solutions Corp., MDC Holdings, Inc., and Koppers Holdings, Inc. Apple, Inc. and DFC Global Corp were among the largest detractors from Portfolio performance.(1)

Focusing on the fixed income portion of the Portfolio, the first half of 2013 proved to be a volatile time period within the fixed income market. Over the course of six months, the yield on the U.S. Generic Government 10 Year Treasury Yield varied widely from a low of 1.63% in early May to a high of 2.61% in late June. The key driver of the volatility was the emergence of the term “Fed Tapering”, as investors tried to decipher messages from the Federal Reserve regarding the reduction of asset purchases that have been taking place over the course of the last few years. In spite of the volatility, the fixed income portion of the Portfolio was able to navigate the environment and outperform the broad based fixed income benchmark (as measured by the Barclays Capital U.S. Universal Index) during the first half of 2013.

The fixed income portion of the Portfolio was able to outperform the Barclays Capital U.S. Universal Index through a combination of active duration management and strategic allocation between the two main segments of the bond market that we focus on: U.S. Treasuries & corporate bonds. The fixed income portion of the Portfolio began the year with a large Treasury underweight relative to the benchmark and a heavy corporate bond overweight, as attractive valuations and strong economic conditions pointed us in that direction. The relative underweight in Treasuries and overweight in corporate bonds each benefitted performance, as the corporate bond segment of the market produced strong relative returns and contributed to the Portfolio’s fixed income outperformance. In the latter part of the first quarter, we began to see improvement in our Treasury valuation numbers and a corresponding decline in the value of some of the riskier segments of the corporate bond market. This valuation shift resulted in a reallocation of the fixed income portion of the Portfolio where U.S. Treasuries were increased, while lower investment grade and high yield corporate bond exposure were decreased. While this reallocation didn’t result in significant fixed income outperformance, it did allow the Portfolio to participate in the Treasury rally that took place from mid-March to early May. Finally, as Treasury yields fell below 1.65% in early May, our valuation numbers once again shifted as the risk /return relationship of such low rates of return pointed us away from the U.S. Treasury

87	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

market. In response to the change in relative valuations, the fixed income portion of the Portfolio not only decreased its exposure to Treasury securities, but also purchased some floating rate securities and held a slightly larger cash balance in order to decrease average Portfolio bond duration and manage interest rate risk exposure. The reduction in duration resulted in fixed income outperformance during the initial phase of this final sell-off. The end result of these Portfolio adjustments was a solid six months of outperformance and downside risk mitigation for the fixed income portion of the Portfolio.(1)

Looking ahead to the second half of 2013, we see overall equity market valuations moving closer to fair value. We also contend that fixed income selling pressure might have over-reached the fundamentals of the underlying asset class. Due to the fixed income selling pressure, we see value in fixed income and have begun to increase our fixed income exposure within the Portfolio. We have also begun to tighten our hedge in order to better protect against possible future volatility in the equity market. We see the current market environment as an opportunity for active, tactical asset managers, like ourselves, to begin utilizing strategies that will not only minimize future portfolio volatility, but also take advantage of mispricing within both the equity and fixed income market. At any rate, we will continue to utilize our bottom-up systematic approach to investing in an attempt to provide benefit to our shareholders.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	60.0
Corporate Bonds (3)	25.7
U.S. Treasury Obligations	11.1
Exchange Traded Funds	0.7
Purchased Options	0.3
Written Options Outstanding	(0.2)
Money Market Funds Less Net Liabilities	2.4

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Tractor Supply Co.	2.0
2. American Express Co.	1.9
3. Costco Wholesale Corp.	1.9
4. W.W. Grainger, Inc.	1.6
5. Oceaneering International, Inc.	1.5
6. Dril-Quip, Inc.	1.4
7. U.S. Treasury Bond 4.500%, 02/15/2036	1.4
8. LyondellBasell Industries NV Class A	1.4
9. Westar Energy, Inc.	1.3
10. Reynolds American, Inc.	1.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors (combined):

% of Net Assets
Consumer Discretionary	16.5
Financials	14.6
Industrials	11.7
Consumer Staples	9.3
Materials	8.5
Information Technology	6.7
Health Care	6.3
Energy	5.8
Utilities	4.7
Telecommunication Services	1.6

85.7

88

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 60.0%		Shares	Value
CONSUMER DISCRETIONARY – 12.6%
LKQ Corp. (Distributors)	(a)	27,680	$712,760
Jarden Corp. (Household Durables)	(a)	19,515	853,781
MDC Holdings, Inc. (Household Durables)		14,000	455,140
Newell Rubbermaid, Inc. (Household Durables)		42,600	1,118,250
PulteGroup, Inc. (Household Durables)	(a)	25,200	478,044
Ryland Group, Inc. / The (Household Durables)	(e)	18,300	733,830
Toll Brothers, Inc. (Household Durables)	(a)	13,400	437,242
CBS Corp. Class B (Media)		32,700	1,598,049
Discovery Communications, Inc. Class A (Media)	(a)	7,700	594,517
Walt Disney Co. / The (Media)		21,790	1,376,039
Nordstrom, Inc. (Multiline Retail)		12,230	733,066
Home Depot, Inc. / The (Specialty Retail)		4,800	371,856
Tiffany & Co. (Specialty Retail)		11,670	850,043
Tractor Supply Co. (Specialty Retail)	(e)	21,390	2,515,678
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	(e)	15,880	1,011,238
PVH Corp. (Textiles, Apparel & Luxury Goods)		3,200	400,160
V.F. Corp. (Textiles, Apparel & Luxury Goods)		5,610	1,083,067
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		10,370	566,306

			15,889,066

CONSUMER STAPLES – 6.1%
Costco Wholesale Corp. (Food & Staples Retailing)	(e)	21,530	2,380,572
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4,140	308,389
Bunge Ltd. (Food Products)		9,410	665,946
Ingredion, Inc. (Food Products)		9,360	614,203
British American Tobacco PLC – ADR (Tobacco)		6,000	617,640
Lorillard, Inc. (Tobacco)		16,510	721,157
Philip Morris International, Inc. (Tobacco)		8,820	763,988
Reynolds American, Inc. (Tobacco)		33,520	1,621,362

			7,693,257

ENERGY – 5.4%
Atwood Oceanics, Inc. (Energy Equip. & Svs.)	(a)	7,400	385,170
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	20,000	1,805,800
Oceaneering International, Inc. (Energy Equip. & Svs.)		26,940	1,945,068
Oil States International, Inc. (Energy Equip. & Svs.)	(a)	3,800	352,032
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		18,950	957,733
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4,400	312,664
Phillips 66 (Oil, Gas & Consumable Fuels)		5,500	324,005
Tesoro Corp. (Oil, Gas & Consumable Fuels)		7,750	405,480
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		9,820	341,441

			6,829,393

FINANCIALS – 7.8%
Franklin Resources, Inc. (Capital Markets)		3,470	471,989
Invesco Ltd. (Capital Markets)		12,300	391,140
Northern Trust Corp. (Capital Markets)		21,880	1,266,852
Waddell & Reed Financial, Inc. Class A (Capital Markets)		29,500	1,283,250
U.S. Bancorp (Commercial Banks)		25,000	903,750
Wells Fargo & Co. (Commercial Banks)	(e)	38,160	1,574,863
American Express Co. (Consumer Finance)	(e)	31,900	2,384,844
DFC Global Corp. (Consumer Finance)	(a)(e)	30,000	414,300
World Acceptance Corp. (Consumer Finance)	(a)	7,540	655,528
JPMorgan Chase & Co. (Diversified Financial Svs.)		7,390	390,118

			9,736,634

HEALTH CARE – 3.3%
Amgen, Inc. (Biotechnology)	(e)	11,010	1,086,247
Abbott Laboratories (Health Care Equip. & Supplies)		5,010	174,749
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	10,500	708,225
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	8,790	542,255
McKesson Corp. (Health Care Providers & Svs.)		7,180	822,110
Actavis, Inc. (Pharmaceuticals)	(a)	6,200	782,564

			4,116,150

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 9.1%
General Dynamics Corp. (Aerospace & Defense)		12,830	$1,004,974
United Technologies Corp. (Aerospace & Defense)		6,480	602,251
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		24,000	588,480
Fluor Corp. (Construction & Engineering)		24,700	1,464,957
URS Corp. (Construction & Engineering)		27,700	1,307,994
AMETEK, Inc. (Electrical Equip.)		18,540	784,242
Crane Co. (Machinery)		23,900	1,432,088
Union Pacific Corp. (Road & Rail)	(e)	4,830	745,172
Fastenal Co. (Trading Companies & Distributors)		30,700	1,407,595
W.W. Grainger, Inc. (Trading Companies & Distributors)		8,090	2,040,136

			11,377,889

INFORMATION TECHNOLOGY – 5.8%
Apple, Inc. (Computers & Peripherals)	(e)	2,350	930,788
Google, Inc. Class A (Internet Software & Svs.)	(a)	500	440,185
Accenture PLC Class A (IT Svs.)		7,760	558,410
International Business Machines Corp. (IT Svs.)		6,310	1,205,904
Mastercard, Inc. Class A (IT Svs.)	(e)	2,210	1,269,645
MAXIMUS, Inc. (IT Svs.)		12,500	931,000
Visa, Inc. (IT Svs.)		7,770	1,419,968
ANSYS, Inc. (Software)	(a)	8,000	584,800

			7,340,700

MATERIALS – 5.4%
Ecolab, Inc. (Chemicals)		6,090	518,807
FMC Corp. (Chemicals)		26,300	1,605,878
Koppers Holdings, Inc. (Chemicals)		14,500	553,610
LyondellBasell Industries NV Class A (Chemicals)		26,500	1,755,890
Nucor Corp. (Metals & Mining)		18,200	788,424
Steel Dynamics, Inc. (Metals & Mining)		34,600	515,886
KapStone Paper and Packaging Corp. (Paper & Forest Products)		25,200	1,012,536

			6,751,031

UTILITIES – 4.5%
American Electric Power Co., Inc. (Electric Utilities)		14,000	626,920
Hawaiian Electric Industries, Inc. (Electric Utilities)		39,600	1,002,276
Southern Co. / The (Electric Utilities)		11,470	506,171
Westar Energy, Inc. (Electric Utilities)		51,500	1,645,940
Xcel Energy, Inc. (Electric Utilities)		36,500	1,034,410
SCANA Corp. (Multi-Utilities)		18,000	883,800

			5,699,517

Total Common Stocks (Cost $66,937,124)			$75,433,637

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds – 25.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 3.9%
Jarden Corp. (Household Durables)		7.500%	01/15/2020	$200,000	$215,000
Lennar Corp. (Household Durables)		5.600%	05/31/2015	200,000	211,000
NVR, Inc. (Household Durables)		3.950%	09/15/2022	662,000	644,481
Toll Brothers Finance Corp. (Household Durables)		6.750%	11/01/2019	400,000	454,000
Toll Brothers Finance Corp. (Household Durables)		4.950%	03/15/2014	200,000	204,750
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (Media)		2.400%	03/15/2017	300,000	301,627
DISH DBS Corp. (Media)		7.125%	02/01/2016	300,000	326,250
NBCUniversal Media LLC (Media)		5.150%	04/30/2020	500,000	569,828
Dollar General Corp. (Multiline Retail)		4.125%	07/15/2017	500,000	527,718
Dollar General Corp. (Multiline Retail)		3.250%	04/15/2023	300,000	274,353
Gap, Inc. / The (Specialty Retail)		5.950%	04/12/2021	500,000	553,624
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	500,000	510,000
L Brands, Inc. (Specialty Retail)		6.950%	03/01/2033	150,000	150,000

					4,942,631

CONSUMER STAPLES – 3.2%
Bottling Group LLC (Beverages)		5.500%	04/01/2016	500,000	558,085
Coca-Cola Co. / The (Beverages)		4.875%	03/15/2019	150,000	169,953
Coca-Cola Co. / The (Beverages)		3.300%	09/01/2021	500,000	511,842
Constellation Brands, Inc. (Beverages)		7.250%	09/01/2016	200,000	228,250
PepsiCo, Inc. (Beverages)		5.000%	06/01/2018	150,000	169,926
PepsiCo, Inc. (Beverages)		3.125%	11/01/2020	500,000	509,665
Wal-Mart Stores, Inc. (Food & Staples Retailing)		7.550%	02/15/2030	200,000	275,292
Wal-Mart Stores, Inc. (Food & Staples Retailing)		3.250%	10/25/2020	300,000	310,456
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4.250%	04/15/2021	100,000	109,191
Wal-Mart Stores, Inc. (Food & Staples Retailing)		4.125%	02/01/2019	100,000	110,350
ConAgra Foods, Inc. (Food Products)		1.900%	01/25/2018	500,000	491,896
Kellogg Co. (Food Products)		4.000%	12/15/2020	100,000	105,395
Altria Group, Inc. (Tobacco)		9.250%	08/06/2019	51,000	67,599
Altria Group, Inc. (Tobacco)		4.125%	09/11/2015	300,000	319,817
Lorillard Tobacco Co. (Tobacco)		6.875%	05/01/2020	100,000	115,020

					4,052,737

ENERGY – 0.4%
Petrobras International Finance Co – Pifco (Oil, Gas & Consumable Fuels)		7.750%	09/15/2014	50,000	53,687
Tesoro Corp. (Oil, Gas & Consumable Fuels)		4.250%	10/01/2017	400,000	412,000

					465,687

FINANCIALS – 6.8%
Goldman Sachs Group, Inc. / The (Capital Markets)		5.125%	01/15/2015	500,000	527,627
Morgan Stanley (Capital Markets)		5.375%	10/15/2015	700,000	749,637
Morgan Stanley (Capital Markets)	(c)	3.500%	10/15/2020	50,000	50,734
Morgan Stanley (Capital Markets)	(b)	0.579%	01/09/2014	400,000	398,982
CIT Group, Inc. (Commercial Banks)		5.000%	08/15/2022	200,000	199,390
Wachovia Corp. (Commercial Banks)		5.750%	06/15/2017	500,000	567,890
Wachovia Corp. (Commercial Banks)	(b)	0.543%	06/15/2017	500,000	491,972
Wells Fargo & Co. (Commercial Banks)	(b)	0.476%	10/28/2015	300,000	298,798
American Express Co. (Consumer Finance)		7.250%	05/20/2014	500,000	528,834
American Express Co. (Consumer Finance)		5.500%	09/12/2016	500,000	558,693
Ford Motor Credit Co. LLC (Consumer Finance)		8.000%	06/01/2014	100,000	105,781
Bank of America NA (Diversified Financial Svs.)	(b)	0.573%	06/15/2017	50,000	47,931
Citigroup, Inc. (Diversified Financial Svs.)		5.125%	05/05/2014	1,000	1,033
Citigroup, Inc. (Diversified Financial Svs.)	(b)	0.544%	06/09/2016	500,000	482,815
General Electric Capital Corp. (Diversified Financial Svs.)		4.750%	09/15/2014	200,000	209,603
General Electric Capital Corp. (Diversified Financial Svs.)	(b)	0.445%	02/15/2017	300,000	297,328
JPMorgan Chase & Co. (Diversified Financial Svs.)		2.600%	01/15/2016	500,000	510,802
JPMorgan Chase Bank NA (Diversified Financial Svs.)	(b)	0.602%	06/13/2016	250,000	245,777
Berkshire Hathaway Finance Corp. (Insurance)		5.400%	05/15/2018	300,000	344,876
Berkshire Hathaway Finance Corp. (Insurance)		3.000%	05/15/2022	300,000	290,634
Berkshire Hathaway Finance Corp. (Insurance)		4.250%	01/15/2021	150,000	160,357
Berkshire Hathaway, Inc. (Insurance)		3.400%	01/31/2022	200,000	200,875
HCP, Inc. (Real Estate Investment Trusts)		6.700%	01/30/2018	200,000	234,245
Health Care REIT, Inc. (Real Estate Investment Trusts)		4.125%	04/01/2019	150,000	157,028
Simon Property Group LP (Real Estate Investment Trusts)		5.100%	06/15/2015	500,000	540,771
Ventas Realty LP l Corp. (Real Estate Investment Trusts)		4.000%	04/30/2019	150,000	156,114
Vornado Realty LP (Real Estate Investment Trusts)		4.250%	04/01/2015	200,000	208,270

					8,566,797

90	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Corporate Bonds (Continued)	Rate	Maturity	Face Amount	Value
HEALTH CARE – 3.0%
Celgene Corp. (Biotechnology)	3.250%	08/15/2022	$500,000	$474,858
Gilead Sciences, Inc. (Biotechnology)	4.400%	12/01/2021	200,000	215,027
Gilead Sciences, Inc. (Biotechnology)	3.050%	12/01/2016	500,000	528,848
Baxter International, Inc. (Health Care Equip. & Supplies)	5.900%	09/01/2016	200,000	228,100
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	2.200%	08/23/2017	500,000	496,740
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	4.500%	03/01/2021	200,000	208,401
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)	3.200%	03/01/2016	200,000	207,693
Endo Health Solutions, Inc. (Pharmaceuticals)	7.000%	07/15/2019	200,000	203,000
Hospira, Inc. (Pharmaceuticals)	6.050%	03/30/2017	50,000	53,533
Johnson & Johnson (Pharmaceuticals)	2.950%	09/01/2020	300,000	305,816
Johnson & Johnson (Pharmaceuticals)	5.550%	08/15/2017	400,000	463,286
Merck & Co., Inc. (Pharmaceuticals)	6.000%	09/15/2017	200,000	233,597
Novartis Capital Corp. (Pharmaceuticals)	4.400%	04/24/2020	200,000	222,315

				3,841,214

INDUSTRIALS – 2.6%
B/E Aerospace, Inc. (Aerospace & Defense)	6.875%	10/01/2020	500,000	542,500
B/E Aerospace, Inc. (Aerospace & Defense)	5.250%	04/01/2022	400,000	400,000
Lockheed Martin Corp. (Aerospace & Defense)	4.250%	11/15/2019	700,000	762,803
Lockheed Martin Corp. (Aerospace & Defense)	2.125%	09/15/2016	300,000	306,452
TransDigm, Inc. (Aerospace & Defense)	7.750%	12/15/2018	200,000	211,500
United Parcel Service, Inc. (Air Freight & Logistics)	5.125%	04/01/2019	500,000	575,411
Masco Corp. (Building Products)	6.125%	10/03/2016	225,000	244,125
Valmont Industries, Inc. (Machinery)	6.625%	04/20/2020	150,000	171,202

				3,213,993

INFORMATION TECHNOLOGY – 0.9%
Google, Inc. (Internet Software & Svs.)	3.625%	05/19/2021	300,000	313,905
Google, Inc. (Internet Software & Svs.)	2.125%	05/19/2016	500,000	517,003
Fiserv, Inc. (IT Svs.)	3.500%	10/01/2022	300,000	285,126

				1,116,034

MATERIALS – 3.1%
CF Industries, Inc. (Chemicals)	7.125%	05/01/2020	500,000	598,766
Ecolab, Inc. (Chemicals)	4.350%	12/08/2021	200,000	211,406
LyondellBasell Industries NV (Chemicals)	6.000%	11/15/2021	700,000	787,516
LyondellBasell Industries NV (Chemicals)	5.000%	04/15/2019	500,000	544,506
PPG Industries, Inc. (Chemicals)	6.650%	03/15/2018	500,000	592,769
Vulcan Materials Co. (Construction Materials)	6.500%	12/01/2016	200,000	217,500
Ball Corp. (Containers & Packaging)	5.000%	03/15/2022	500,000	500,000
MeadWestvaco Corp. (Containers & Packaging)	7.375%	09/01/2019	200,000	236,810
Reliance Steel & Aluminum Co. (Metals & Mining)	6.200%	11/15/2016	200,000	223,438

				3,912,711

TELECOMMUNICATION SERVICES – 1.6%
AT&T, Inc. (Diversified Telecom. Svs.)	5.800%	02/15/2019	500,000	580,374
AT&T, Inc. (Diversified Telecom. Svs.)	1.400%	12/01/2017	500,000	486,440
CenturyLink, Inc. (Diversified Telecom. Svs.)	5.800%	03/15/2022	500,000	496,250
Telefonica Emisiones SAU (Diversified Telecom. Svs.)	6.421%	06/20/2016	200,000	220,063
Windstream Corp. (Diversified Telecom. Svs.)	8.125%	08/01/2013	50,000	50,200
Comcast Cable Communications Holdings, Inc. (Wireless Telecom. Svs.)	9.455%	11/15/2022	150,000	212,509

				2,045,836

UTILITIES – 0.2%
Entergy Corp. (Electric Utilities)	3.625%	09/15/2015	50,000	51,823
AmeriGas Finance LLC / AmeriGas Finance Corp. (Gas Utilities)	7.000%	05/20/2022	150,000	154,125

				205,948

Total Corporate Bonds (Cost $33,095,429)				$32,363,588

U.S. Treasury Obligations – 11.1%	Rate	Maturity	Face Amount	Value
U.S. Treasury Note	0.250%	01/31/2015	$1,000,000	$999,746
U.S. Treasury Note	0.250%	02/28/2015	500,000	499,610
U.S. Treasury Note	0.375%	03/15/2016	1,000,000	994,531
U.S. Treasury Note	3.250%	03/31/2017	800,000	867,187
U.S. Treasury Note	0.625%	08/31/2017	1,000,000	979,219
U.S. Treasury Note	0.750%	02/28/2018	1,000,000	975,195
U.S. Treasury Note	1.000%	05/31/2018	1,000,000	982,500

91	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

U.S. Treasury Obligations (Continued)		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.250%	01/31/2019	$700,000	$688,570
U.S. Treasury Note		1.125%	12/31/2019	1,000,000	957,695
U.S. Treasury Note		1.375%	05/31/2020	500,000	482,246
U.S. Treasury Note		2.625%	11/15/2020	1,000,000	1,041,602
U.S. Treasury Note		1.750%	05/15/2023	1,500,000	1,404,024
U.S. Treasury Bond		4.500%	02/15/2036	1,500,000	1,788,164
U.S. Treasury Bond		2.875%	05/15/2043	1,500,000	1,329,609

Total U.S. Treasury Obligations (Cost $14,241,665)					$13,989,898

Exchange Traded Funds – 0.7%				Shares	Value
SPDR Barclays High Yield Bond ETF				21,000	$829,290

Total Exchange Traded Funds (Cost $822,244)					$829,290

Purchased Options – 0.3%				Contracts (d)	Value
S&P 500 Index Put Option Expiration: August 2013, Exercise Price: $1,550.00				200	$430,000

Total Purchased Options (Cost $418,674)					$430,000

Money Market Funds – 3.3%				Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I				4,184,000	$4,184,000

Total Money Market Funds (Cost $4,184,000)					$4,184,000

Total Investments – 101.1% (Cost $119,699,136)	(f)				$127,230,413
Total Written Options Outstanding – (0.2)% (see following schedule)					(326,500)
Liabilities in Excess of Other Assets – (0.9)%					(1,093,297)

Net Assets – 100.0%					$125,810,616

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Securities are variable rate instruments in which the coupon rates are adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2013.

(c)	Security was initially issued at one coupon rate, but the coupon rate is scheduled to be updated at later specified dates. The coupon rate shown is the rate that is in effect at June 30, 2013.

(d)	100 shares per contract.

(e)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Schedule of Written Options Outstanding	June 30, 2013 (Unaudited)

	Contracts*	Value
S&P 500 Index Call Option
Expiration: August 2013, Exercise Price: $1,610.00	100	$326,500

Total Written Options Outstanding (Premiums received $256,663)	100	$326,500

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

92

Ohio National Fund, Inc.	Income Opportunity Portfolio

Objective/Strategy

The Income Opportunity Portfolio seeks modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

Performance as of June 30, 2013

Average Annual Returns:
One year	17.13%
Five years	4.02%
Since inception (5/1/04)	4.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Income Opportunity Portfolio returned 13.35% versus 13.97% for the current benchmark, the S&P Composite 1500 Index.

As we entered the beginning of 2013, we saw significant upside potential in the U.S. equity market. Our valuation model indicated the bull market that began back in March of 2009 would remain in place. The 10-year Treasury stood at about 1.75% at the end of 2012, continuing to hover at historically low levels. Corporate earnings remained strong and the Federal Reserve maintained its accommodative monetary policy. This environment of stocks selling at a discount to our calculation of fair value and supportive fundamental factors gave us a high degree of confidence in higher equity returns and, in fact, the market did show gains over the period. While the move higher was not without several pullbacks, market volatility was significantly less than in 2012. The macro-economic concerns that had roiled the market last year – intense speculation over a change in Federal Reserve monetary policy, the specter of a significant rise in inflation and the debt crisis in Europe, to name a few – subsided substantially, although not completely.

The Portfolio slightly underperformed the S&P Composite 1500 Index, but with significantly less volatility. The beta of the Portfolio was 0.54 for the six-month period. While the equity portion of the Portfolio outperformed the S&P Composite 1500 Index, the option overlay hedge detracted slightly from the pure equity return. However, because our hedge was minimal – a function of the significant upside potential we saw over the period – the Portfolio captured almost all of the index return while at the same time dampening volatility and reducing downside capture.(1)

Taking a closer look at the performance of the equity holdings, the Portfolio had a significant tilt toward the more cyclical sectors in the market. The largest overweight position was in the Consumer Discretionary sector. The Portfolio maintained an average weighting of about 20.1% over the period versus 10.2% in the benchmark. This sector outperformed the S&P Composite 1500 Index, resulting in relative outperformance. The Portfolio was also overweight in the Energy sector: 11.9% versus 10.2% in the benchmark. The Portfolio positions within the Energy sector outperformed the index, also resulting in relative outperformance. On the flipside, positions in the Financials and Consumer Staples sectors were among those that detracted from relative performance. Based on its low relative valuation, the Portfolio was underweight in the Financials sector. The Portfolio had an average weight of about 11.3% in the Financials sector over the period versus the benchmark weight of approximately 16.9%. Because the Financials sector was a strong performer over the period, our underweight position resulted in relative underperformance. Our position in the Consumer Staples sector was about the same as in the benchmark, but stock selection within it undermined relative performance. Overall, however, stock selection benefitted relative performance.(1)

At the industry level, the top five benchmark relative performers were specialty stores, paper products, oil & gas equipment & services, oil & gas refining & marketing and footwear. Specialty stores and oil & gas equipment & services were among the top total return contributors to the Portfolio. At the other end of the spectrum, computer hardware, electric utilities, construction & engineering, consumer finance and information technology consulting & services were the bottom five benchmark relative performers. Computer hardware and steel were the two largest total return detractors.(1)

Moving to individual stock performance within the Portfolio, the five best performers were KapStone Paper & Packaging Corp., Tractor Supply Co., Actavis, Inc., Oceaneering International, Inc. and The Walt Disney Co. Tractor Supply Co. and Oceaneering International, Inc. were also two of the top total return contributors to the Portfolio’s performance. The five stocks that had the most negative performance were DFC Global Corp., Apple, Inc., National Oilwell Varco, Inc., Fluor Corp. and Microsoft Corp. DFC Global Corp. and Apple, Inc. were the two largest total return detractors.(1)

Looking ahead, we do not see as much upside potential in the U.S. equity market as we did coming into this year. Our valuation model indicates that stocks are now only slightly undervalued. Though we believe the market has some room to move higher, the probability of the magnitude of the market gains we saw in the first half of this year has diminished. This environment is one in which the Portfolio’s tactical allocation strategy will play a key role in taking advantage of selective opportunities as they emerge. To reduce the downside exposure of the Portfolio, we have tightened our options hedge and have also increased our cash position.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

93	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400 MidCap, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	97.3
Purchased Options	0.6
Written Options Outstanding	(0.5)
Money Market Funds and Other Net Assets	2.6

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Tractor Supply Co.	3.9
2. Walt Disney Co. / The	3.4
3. LyondellBasell Industries NV Class A	3.1
4. Oceaneering International, Inc.	2.4
5. Amgen, Inc.	2.4
6. Dril-Quip, Inc.	2.4
7. Westar Energy, Inc.	2.3
8. Costco Wholesale Corp.	2.3
9. Mastercard, Inc. Class A	2.3
10. Wells Fargo & Co.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	19.1
Financials	12.6
Information Technology	12.1
Industrials	11.9
Energy	9.2
Consumer Staples	8.8
Materials	8.6
Utilities	7.6
Health Care	7.4

97.3

94

Ohio National Fund, Inc.	Income Opportunity Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 97.3%		Shares	Value
CONSUMER DISCRETIONARY – 19.1%
Jarden Corp. (Household Durables)	(a)	4,050	$177,188
MDC Holdings, Inc. (Household Durables)		1,100	35,761
PulteGroup, Inc. (Household Durables)	(a)	2,000	37,940
Ryland Group, Inc. / The (Household Durables)	(b)	1,900	76,190
Toll Brothers, Inc. (Household Durables)	(a)	1,300	42,419
CBS Corp. Class B (Media)		2,100	102,627
Walt Disney Co. / The (Media)	(b)	5,400	341,010
Nordstrom, Inc. (Multiline Retail)		1,200	71,928
Tiffany & Co. (Specialty Retail)		2,900	211,236
Tractor Supply Co. (Specialty Retail)		3,300	388,113
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		2,600	165,568
V.F. Corp. (Textiles, Apparel & Luxury Goods)		900	173,754
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		1,500	81,915

			1,905,649

CONSUMER STAPLES – 8.8%
Costco Wholesale Corp. (Food & Staples Retailing)	(b)	2,100	232,197
Ingredion, Inc. (Food Products)		2,200	144,364
Kimberly-Clark Corp. (Household Products)		1,400	135,996
Philip Morris International, Inc. (Tobacco)		1,900	164,578
Reynolds American, Inc. (Tobacco)		4,200	203,154

			880,289

ENERGY – 9.2%
Atwood Oceanics, Inc. (Energy Equip. & Svs.)	(a)	1,000	52,050
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	2,600	234,754
Oceaneering International, Inc. (Energy Equip. & Svs.)		3,300	238,260
Oil States International, Inc. (Energy Equip. & Svs.)	(a)	850	78,744
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		2,500	126,350
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		600	42,636
Tesoro Corp. (Oil, Gas & Consumable Fuels)		1,500	78,480
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		1,900	66,063

			917,337

FINANCIALS – 12.6%
Franklin Resources, Inc. (Capital Markets)		600	81,612
Invesco Ltd. (Capital Markets)		1,600	50,880
Northern Trust Corp. (Capital Markets)		3,900	225,810
Waddell & Reed Financial, Inc. Class A (Capital Markets)		2,200	95,700
U.S. Bancorp (Commercial Banks)	(b)	3,000	108,450
Wells Fargo & Co. (Commercial Banks)	(b)	5,500	226,985
American Express Co. (Consumer Finance)		1,800	134,568
DFC Global Corp. (Consumer Finance)	(a)	5,200	71,812
World Acceptance Corp. (Consumer Finance)	(a)	1,100	95,634
JPMorgan Chase & Co. (Diversified Financial Svs.)	(b)	3,100	163,649

			1,255,100

HEALTH CARE – 7.4%
Amgen, Inc. (Biotechnology)		2,400	236,784
Abbott Laboratories (Health Care Equip. & Supplies)		3,100	108,128
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)(b)	900	60,705
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)(b)	1,500	92,535
McKesson Corp. (Health Care Providers & Svs.)		1,200	137,400
Actavis, Inc. (Pharmaceuticals)	(a)	800	100,976

			736,528

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 11.9%
United Technologies Corp. (Aerospace & Defense)	(b)	1,400	$130,116
Fluor Corp. (Construction & Engineering)		3,000	177,930
AMETEK, Inc. (Electrical Equip.)		3,300	139,590
Dover Corp. (Machinery)	(b)	1,400	108,724
Parker Hannifin Corp. (Machinery)		1,100	104,940
Union Pacific Corp. (Road & Rail)	(b)	1,200	185,136
Fastenal Co. (Trading Companies & Distributors)		3,100	142,135
W.W. Grainger, Inc. (Trading Companies & Distributors)		800	201,744

			1,190,315

INFORMATION TECHNOLOGY – 12.1%
Apple, Inc. (Computers & Peripherals)	(b)	300	118,824
Google, Inc. Class A (Internet Software & Svs.)	(a)	200	176,074
Accenture PLC Class A (IT Svs.)		1,200	86,352
International Business Machines Corp. (IT Svs.)	(b)	900	171,999
Mastercard, Inc. Class A (IT Svs.)		400	229,800
MAXIMUS, Inc. (IT Svs.)		1,300	96,824
Visa, Inc. (IT Svs.)		600	109,650
ANSYS, Inc. (Software)	(a)	1,400	102,340
Mentor Graphics Corp. (Software)		5,900	115,345

			1,207,208

MATERIALS – 8.6%
FMC Corp. (Chemicals)		3,400	207,604
Koppers Holdings, Inc. (Chemicals)		1,500	57,270
LyondellBasell Industries NV Class A (Chemicals)		4,700	311,422
Nucor Corp. (Metals & Mining)		2,200	95,304
KapStone Paper and Packaging Corp. (Paper & Forest Products)		4,600	184,828

			856,428

UTILITIES – 7.6%
American Electric Power Co., Inc. (Electric Utilities)		2,000	89,560
Hawaiian Electric Industries, Inc. (Electric Utilities)		5,400	136,674
Southern Co. / The (Electric Utilities)	(b)	2,100	92,673
Westar Energy, Inc. (Electric Utilities)		7,300	233,308
Xcel Energy, Inc. (Electric Utilities)		3,300	93,522
SCANA Corp. (Multi-Utilities)		2,400	117,840

			763,577

Total Common Stocks (Cost $8,029,826)			$9,712,431

Purchased Options – 0.6%		Contracts (c)	Value
S&P 500 Index Put Option Expiration: August 2013, Exercise Price: $1,550.00		30	$64,500

Total Purchased Options (Cost $62,801)			$64,500

Money Market Funds – 1.7%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		172,000	$172,000

Total Money Market Funds (Cost $172,000)			$172,000

Total Investments – 99.6% (Cost $8,264,627)	(d)		$9,948,931
Total Written Options Outstanding – (0.5)% (see following schedule)			(48,975)
Other Assets in Excess of Liabilities – 0.9%			85,150

Net Assets – 100.0%			$9,985,106

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(c)	100 shares per contract.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

95	(continued)

Ohio National Fund, Inc.	Income Opportunity Portfolio (Continued)

Schedule of Written Options Outstanding	June 30, 2013 (Unaudited)

	Contracts*	Value
S&P 500 Index Call Option
Expiration: August 2013, Exercise Price: $1,610.00	15	$48,975

Total Written Options Outstanding (Premiums received $38,499)	15	$48,975

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

96

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

Performance as of June 30, 2013

Average Annual Returns:
One year	19.63%
Five years	2.96%
Since inception (11/2/05)	2.76%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Target VIP Portfolio returned 13.27% versus 14.06% for the current benchmark, the Russell 3000 Index.

The first quarter of 2013 was characterized by strong returns in the U.S. equity market, which rose 11.07% on a total return basis, as measured by the Russell 3000 Index. U.S. equities outperformed their foreign peers over the period. A declining unemployment rate and improved macroeconomic data during the first and second quarters augmented the Federal Reserve’s accommodative monetary policy and moved equities higher. Beginning in May, U.S. markets experienced a 5% correction after Federal Reserve Chairman Ben Bernanke said that the central bank may “moderate” its pace of bond purchases later this year due to an improving economy, hinting at a sooner-than-expected quantitative easing tapering. The 10 year Treasury interest rate increased almost 100 basis points in the following weeks, to 2.6%.

The Portfolio had its annual rebalance in early January. Though the selection process for the underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in an increased exposure to Consumer Discretionary and Health Care and a reduced exposure to Telecommunication Services.(1)

Stock selection in the Utilities sector was the biggest detractor from relative performance. The Portfolio held several European utilities companies in the European 20 strategy within the Portfolio that were responsible for the underperformance. Stock selection in the Telecommunication Services and Energy sectors also weighed on relative performance. An underweight position in Financials, one of the better performing sectors for the period, was also a slight detriment to relative returns.(1)

A large overweight position in Consumer Discretionary stocks was the biggest contributor to relative performance. The sector was the second best performer in the benchmark for the six-month period as improving economic data bolstered the outlook for names in the space. An overweight in Health Care also benefitted relative performance as the sector was the top performer in the benchmark. Additionally, stock selection within the sector added further to the sector’s relative performance. Stock selection in the Information Technology sector also added to performance, as Yahoo!, Inc. and Seagate Technology, Inc. were large contributors.(1)

The Portfolio’s best performers were Medidata Solutions, Inc., Krispy Kreme Doughnuts, Inc., Multimedia Games Holding Co., Inc., Seagate Technology, Inc. and H&R Block, Inc. The worst performers were American Vanguard Corp., InnerWorkings, Inc., Enel, SpA, RWE AG and Riverbed Technology, Inc. The Portfolio’s top contributors to performance were The Home Depot, Inc., Gilead Sciences, Inc., Yahoo!, Inc., Regeneron Pharmaceuticals, Inc. and Gap, Inc. The top detractors from performance were Oracle Corp., Enel SpA, RWE AG, Eni SpA and Orange.(1)

As we look to the second half of 2013, we view equities as attractive relative to other asset classes, although valuations are not as compelling as they were to start the year. The U.S. continues to be the favored market as other developed markets are struggling to grow and emerging markets face slowing growth expectations (though still higher than developed economies). As always, we remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum which provides diversification and upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

97	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	97.9
Money Market Funds and Other Net Assets	2.1

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Exxon Mobil Corp.	4.6
2. Home Depot, Inc. / The	4.5
3. UnitedHealth Group, Inc.	3.5
4. Oracle Corp.	3.3
5. Pfizer, Inc.	3.2
6. Travelers Cos., Inc. / The	3.2
7. Regeneron Pharmaceuticals, Inc.	3.1
8. Yahoo!, Inc.	3.1
9. International Business Machines Corp.	2.9
10. Comcast Corp. Class A	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	24.7
Health Care	20.0
Information Technology	18.1
Financials	8.2
Energy	7.3
Industrials	5.7
Utilities	4.7
Telecommunication Services	4.2
Consumer Staples	3.0
Materials	2.0

97.9

98

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 97.9%		Shares	Value
CONSUMER DISCRETIONARY – 24.7%
Dorman Products, Inc. (Auto Components)		955	$43,577
Daimler AG (Automobiles)		3,009	181,578
Thor Industries, Inc. (Automobiles)		1,438	70,721
Winnebago Industries, Inc. (Automobiles)	(a)	1,949	40,909
Carriage Services, Inc. (Diversified Consumer Svs.)		2,797	47,409
Grand Canyon Education, Inc. (Diversified Consumer Svs.)	(a)	4,158	134,012
H&R Block, Inc. (Diversified Consumer Svs.)		1,643	45,593
AFC Enterprises, Inc. (Hotels, Restaurants & Leisure)	(a)	1,269	45,608
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		1,532	89,086
Interval Leisure Group, Inc. (Hotels, Restaurants & Leisure)		5,255	104,680
Krispy Kreme Doughnuts, Inc. (Hotels, Restaurants & Leisure)	(a)	5,974	104,246
Multimedia Games Holding Co., Inc. (Hotels, Restaurants & Leisure)	(a)	2,674	69,711
Papa John’s International, Inc. (Hotels, Restaurants & Leisure)	(a)	2,140	139,892
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(a)	5,540	108,972
D.R. Horton, Inc. (Household Durables)		8,828	187,860
Lennar Corp. Class A (Household Durables)		4,291	154,648
Arctic Cat, Inc. (Leisure Equip. & Products)		1,234	55,505
Mattel, Inc. (Leisure Equip. & Products)		2,473	112,052
Comcast Corp. Class A (Media)		15,329	641,978
DIRECTV (Media)	(a)	3,634	223,927
Discovery Communications, Inc. Class A (Media)	(a)	1,044	80,607
Liberty Global PLC Class C (Media)	(a)	372	25,288
Liberty Global PLC Class A (Media)	(a)	499	36,954
Liberty Media Corp. (Media)	(a)	792	100,394
Sirius XM Radio, Inc. (Media)		37,406	125,310
Starz (Media)	(a)	792	17,503
Asbury Automotive Group, Inc. (Specialty Retail)	(a)	2,912	116,771
Gap, Inc. / The (Specialty Retail)		12,846	536,064
Home Depot, Inc. / The (Specialty Retail)		13,429	1,040,345
Lithia Motors, Inc. Class A (Specialty Retail)		2,110	112,484
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	632	49,214
Stage Stores, Inc. (Specialty Retail)		4,327	101,684
TJX Cos., Inc. (Specialty Retail)		4,352	217,861
Urban Outfitters, Inc. (Specialty Retail)	(a)	3,916	157,502
Williams-Sonoma, Inc. (Specialty Retail)		2,640	147,550
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		3,243	131,374
Movado Group, Inc. (Textiles, Apparel & Luxury Goods)		1,761	59,575

			5,658,444

CONSUMER STAPLES – 3.0%
Coca-Cola Enterprises, Inc. (Beverages)		740	26,018
Susser Holdings Corp. (Food & Staples Retailing)	(a)	1,938	92,791
Clorox Co. / The (Household Products)		335	27,852
Medifast, Inc. (Personal Products)	(a)	1,442	37,146
Prestige Brands Holdings, Inc. (Personal Products)	(a)	4,693	136,754
Philip Morris International, Inc. (Tobacco)		4,322	374,372

			694,933

ENERGY – 7.3%
BP PLC – ADR (Oil, Gas & Consumable Fuels)		3,954	165,040
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		3,362	137,976
EPL Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,695	108,485
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		11,550	1,043,542
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		288	20,465
Phillips 66 (Oil, Gas & Consumable Fuels)		533	31,399
Total SA – ADR (Oil, Gas & Consumable Fuels)		3,169	154,330

			1,661,237

FINANCIALS – 8.2%
Franklin Resources, Inc. (Capital Markets)		1,743	237,083
PrivateBancorp, Inc. (Commercial Banks)		6,804	144,313
ViewPoint Financial Group, Inc. (Commercial Banks)		3,622	75,374

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Western Alliance Bancorp (Commercial Banks)	(a)	7,890	$124,899
Discover Financial Services (Consumer Finance)		4,088	194,752
Netspend Holdings, Inc. (Consumer Finance)	(a)	6,437	102,799
Allstate Corp. / The (Insurance)		3,931	189,160
Horace Mann Educators Corp. (Insurance)		3,649	88,963
Travelers Cos., Inc. / The (Insurance)		9,149	731,188

			1,888,531

HEALTH CARE – 20.0%
Amgen, Inc. (Biotechnology)		3,565	351,723
Gilead Sciences, Inc. (Biotechnology)	(a)	10,862	556,243
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	3,200	719,616
Becton Dickinson and Co. (Health Care Equip. & Supplies)		917	90,627
C.R. Bard, Inc. (Health Care Equip. & Supplies)		383	41,624
Cyberonics, Inc. (Health Care Equip. & Supplies)	(a)	2,550	132,498
Neogen Corp. (Health Care Equip. & Supplies)	(a)	2,254	125,232
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	1,460	96,185
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	2,863	40,998
Gentiva Health Services, Inc. (Health Care Providers & Svs.)	(a)	2,749	27,380
Hanger, Inc. (Health Care Providers & Svs.)	(a)	3,127	98,907
MWI Veterinary Supply, Inc. (Health Care Providers & Svs.)	(a)	1,175	144,807
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		12,102	792,439
Medidata Solutions, Inc. (Health Care Technology)	(a)	2,340	181,233
AstraZeneca PLC – ADR (Pharmaceuticals)		3,476	164,415
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		3,770	188,387
Mylan, Inc. (Pharmaceuticals)	(a)	2,958	91,787
Pfizer, Inc. (Pharmaceuticals)		26,188	733,526

			4,577,627

INDUSTRIALS – 5.7%
Northrop Grumman Corp. (Aerospace & Defense)		1,691	140,015
A.O. Smith Corp. (Building Products)		2,102	76,261
Apogee Enterprises, Inc. (Building Products)		1,411	33,864
InnerWorkings, Inc. (Commercial Svs. & Supplies)	(a)	4,589	49,791
Aegion Corp. (Construction & Engineering)	(a)	3,652	82,207
AZZ, Inc. (Electrical Equip.)		2,305	88,881
Flowserve Corp. (Machinery)		5,082	274,479
Illinois Tool Works, Inc. (Machinery)		3,182	220,099
Trimas Corp. (Machinery)	(a)	3,566	132,940
On Assignment, Inc. (Professional Svs.)	(a)	4,844	129,432
DXP Enterprises, Inc. (Trading Companies & Distributors)	(a)	1,289	85,847

			1,313,816

INFORMATION TECHNOLOGY – 18.1%
Ixia (Communications Equip.)	(a)	6,762	124,421
Seagate Technology PLC (Computers & Peripherals)		8,949	401,184
Western Digital Corp. (Computers & Peripherals)		1,766	109,651
Badger Meter, Inc. (Electronic Equip., Instr. & Comp.)		1,330	59,251
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	679	32,130
eBay, Inc. (Internet Software & Svs.)	(a)	9,337	482,910
Yahoo!, Inc. (Internet Software & Svs.)	(a)	27,940	701,573
International Business Machines Corp. (IT Svs.)		3,434	656,272
Monolithic Power Systems, Inc. (Semiconductors & Equip.)		3,284	79,177
Ultratech, Inc. (Semiconductors & Equip.)	(a)	2,486	91,286
BMC Software, Inc. (Software)	(a)	2,555	115,333
Manhattan Associates, Inc. (Software)	(a)	2,391	184,490
Netscout Systems, Inc. (Software)	(a)	3,872	90,372
Oracle Corp. (Software)		24,665	757,709
Sourcefire, Inc. (Software)	(a)	2,755	153,040
Symantec Corp. (Software)		4,975	111,788

			4,150,587

99	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks (Continued)		Shares	Value
MATERIALS – 2.0%
American Vanguard Corp. (Chemicals)		1,073	$25,140
CF Industries Holdings, Inc. (Chemicals)		222	38,073
FMC Corp. (Chemicals)		486	29,675
LyondellBasell Industries NV Class A (Chemicals)		2,936	194,539
NewMarket Corp. (Chemicals)		359	94,259
Sherwin-Williams Co. / The (Chemicals)		364	64,282

			445,968

TELECOMMUNICATION SERVICES – 4.2%
Deutsche Telekom AG – ADR (Diversified Telecom. Svs.)		14,421	168,149
France Telecom SA – ADR (Diversified Telecom. Svs.)	(a)	15,046	142,185
Swisscom AG – ADR (Diversified Telecom. Svs.)		3,802	166,870
TeliaSonera AB – ADR (Diversified Telecom. Svs.)		12,116	158,174
Vivendi SA – ADR (Diversified Telecom. Svs.)		7,267	137,346
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		6,515	187,241

			959,965

Common Stocks (Continued)		Shares	Value
UTILITIES – 4.7%
Electricite de France SA – ADR (Electric Utilities)		45,392	$207,895
Enel SpA – ADR (Electric Utilities)		39,552	122,216
SSE PLC – ADR (Electric Utilities)		7,027	163,097
E.ON SE – ADR (Multi-Utilities)		8,899	146,656
GDF Suez – ADR (Multi-Utilities)		7,973	156,510
National Grid PLC – ADR (Multi-Utilities)		2,878	163,096
RWE AG – ADR (Multi-Utilities)		3,984	127,289

			1,086,759

Total Common Stocks (Cost $19,404,465)			$22,437,867

Money Market Funds – 1.6%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		378,000	$378,000

Total Money Market Funds (Cost $378,000)			$378,000

Total Investments – 99.5% (Cost $19,782,465)	(b)		$22,815,867
Other Assets in Excess of Liabilities – 0.5%			113,472

Net Assets – 100.0%			$22,929,339

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

100

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Objective/Strategy

The Target Equity/Income Portfolio seeks an above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

Performance as of June 30, 2013

Average Annual Returns:
One year	23.89%
Five years	0.72%
Since inception (11/2/05)	0.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Target Equity/Income Portfolio returned 16.87% versus 14.06% for the current benchmark, the Russell 3000 Index.

The first quarter of 2013 was characterized by strong returns in the U.S. equity market, which rose 11.07% on a total return basis, as measured by the Russell 3000 Index. U.S. equities outperformed their foreign peers over the period. A declining unemployment rate and improved macroeconomic data during the first and second quarters augmented the Federal Reserve’s accommodative monetary policy and moved equities higher. Beginning in May, U.S. markets experienced a 5% correction after Federal Reserve Chairman Ben Bernanke said that the central bank may “moderate” its pace of bond purchases later this year due to an improving economy, hinting at a sooner-than-expected quantitative easing tapering. The 10 year Treasury interest rate increased almost 100 basis points in the following weeks, to 2.6%.

The Portfolio had its annual rebalance in early January. Though the selection process for the two underlying strategies did not change, there were changes in the sector exposures as a result of the rebalance. The rebalance resulted in a significant increase in exposure to Consumer Discretionary and Financials, while all holdings in the Energy and Telecommunication Services sectors were eliminated. Holdings in the Information Technology, Materials and Utilities sectors were reduced.(1)

Most of the outperformance over the period was due to sector allocation. A significant overweight in Consumer Discretionary stocks, the second best performing sector in the benchmark, was the biggest contributor to relative performance. Positive stock selection also added to relative returns in the sector. A significant underweight in Information Technology stocks, one of the worst sectors in the benchmark, also contributed to the Portfolio outperformance. Financials were also strong contributors to relative performance as both allocation and stock selection were positive.(1)

Poor stock selection in the Materials sector was the biggest drag on relative returns. The sector was the worst performing in both the benchmark and Portfolio for the period. An underweight to Health Care stocks, the top performing sector in the benchmark, also detracted from relative results.(1)

The Portfolio’s best performers were Lumber Liquidators Holdings, Inc., FirstMerit Corp., AFC Enterprises, Inc., Gap, Inc. and Black Hills Corp. The worst performers were American Vanguard Corp., Lennar Corp., FirstEnergy Corp., Rogers Corp. and Stage Stores, Corp. The Portfolio’s top contributors to performance were The Home Depot, Inc., Gap, Inc., Regeneron Pharmaceuticals, Inc., FirstMerit Corp. and Black Hills Corp. The top detractors from performance were Lennar Corp., FirstEnergy Corp., American Vanguard Corp., Macy’s, Inc. and NewMarket Corp.(1)

As we look to the second half of 2013, we view equities as attractive relative to other asset classes, although valuations are not as compelling as they were to start the year. The U.S. continues to be the favored market as other developed markets are struggling to grow and emerging markets face slowing growth expectations (though still higher than developed economies). The Portfolio remains consistent in its application of the two strategies underlying the Portfolio. The result is a Portfolio with balanced exposure to both dividend paying stocks and growth companies.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

101	(continued)

Ohio National Fund, Inc.	Target Equity/Income Portfolio (Continued)

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	98.6
Money Market Funds and Other Net Assets	1.4

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Home Depot, Inc. / The	11.1
2. Regeneron Pharmaceuticals, Inc.	6.7
3. Gap, Inc. / The	6.0
4. FirstMerit Corp.	3.1
5. Black Hills Corp.	2.9
6. Flowserve Corp.	2.9
7. First Niagara Financial Group, Inc.	2.8
8. People’s United Financial, Inc.	2.7
9. Northrop Grumman Corp.	2.7
10. Allstate Corp. / The	2.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Consumer Discretionary	32.9
Financials	28.2
Utilities	9.6
Industrials	9.6
Health Care	8.5
Consumer Staples	5.0
Materials	3.8
Information Technology	1.0

98.6

102

Ohio National Fund, Inc.	Target Equity/Income Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 98.6%		Shares	Value
CONSUMER DISCRETIONARY – 32.9%
Dorman Products, Inc. (Auto Components)		3,005	$137,118
Thor Industries, Inc. (Automobiles)		4,529	222,736
Winnebago Industries, Inc. (Automobiles)	(a)	6,137	128,816
Carriage Services, Inc. (Diversified Consumer Svs.)		8,808	149,296
AFC Enterprises, Inc. (Hotels, Restaurants & Leisure)	(a)	3,997	143,652
Domino’s Pizza, Inc. (Hotels, Restaurants & Leisure)		4,821	280,341
D.R. Horton, Inc. (Household Durables)		27,793	591,435
Lennar Corp. Class A (Household Durables)		13,512	486,973
Gap, Inc. / The (Specialty Retail)		34,358	1,433,759
Home Depot, Inc. / The (Specialty Retail)		33,890	2,625,458
Lumber Liquidators Holdings, Inc. (Specialty Retail)	(a)	1,990	154,961
Stage Stores, Inc. (Specialty Retail)		4,317	101,450
Urban Outfitters, Inc. (Specialty Retail)	(a)	12,329	495,872
Williams-Sonoma, Inc. (Specialty Retail)		8,310	464,446
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)		10,212	413,688

			7,830,001

CONSUMER STAPLES – 5.0%
Mondelez International, Inc. Class A (Food Products)		20,311	579,473
Universal Corp. (Tobacco)		10,408	602,103

			1,181,576

FINANCIALS – 28.2%
BB&T Corp. (Commercial Banks)		17,783	602,488
First Niagara Financial Group, Inc. (Commercial Banks)		65,272	657,289
FirstMerit Corp. (Commercial Banks)		36,334	727,770
FNB Corp. (Commercial Banks)		48,675	587,994
Trustmark Corp. (Commercial Banks)		23,079	567,282
United Bankshares, Inc. (Commercial Banks)		21,341	564,470
Allstate Corp. / The (Insurance)		12,871	619,353
Cincinnati Financial Corp. (Insurance)		13,305	610,700
Mercury General Corp. (Insurance)		12,868	565,677
New York Community Bancorp, Inc. (Thrifts & Mortgage Finance)		39,647	555,058
People’s United Financial, Inc. (Thrifts & Mortgage Finance)		42,861	638,629

			6,696,710

HEALTH CARE – 8.5%
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	7,030	1,580,906
Sirona Dental Systems, Inc. (Health Care Equip. & Supplies)	(a)	4,599	302,982

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	9,017	$129,124

			2,013,012

INDUSTRIALS – 9.6%
Northrop Grumman Corp. (Aerospace & Defense)		7,684	636,235
A.O. Smith Corp. (Building Products)		6,618	240,101
Apogee Enterprises, Inc. (Building Products)		4,442	106,608
Republic Services, Inc. (Commercial Svs. & Supplies)		17,685	600,229
Flowserve Corp. (Machinery)		12,738	687,979

			2,271,152

INFORMATION TECHNOLOGY – 1.0%
Rogers Corp. (Electronic Equip., Instr. & Comp.)	(a)	2,135	101,028
Manhattan Associates, Inc. (Software)	(a)	1,737	134,027

			235,055

MATERIALS – 3.8%
American Vanguard Corp. (Chemicals)		3,375	79,076
NewMarket Corp. (Chemicals)		1,131	296,955
Commercial Metals Co. (Metals & Mining)		35,603	525,856

			901,887

UTILITIES – 9.6%
FirstEnergy Corp. (Electric Utilities)		12,458	465,182
Pinnacle West Capital Corp. (Electric Utilities)		10,155	563,298
Black Hills Corp. (Multi-Utilities)		14,347	699,416
Public Service Enterprise Group, Inc. (Multi-Utilities)		17,136	559,662

			2,287,558

Total Common Stocks (Cost $20,393,295)			$23,416,951

Money Market Funds – 1.4%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		336,000	$336,000

Total Money Market Funds (Cost $336,000)			$336,000

Total Investments – 100.0% (Cost $20,729,295)	(b)		$23,752,951
Other Assets in Excess of Liabilities – 0.0%			3,635

Net Assets – 100.0%			$23,756,586

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

103

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2013

Average Annual Returns:
One year	19.31%
Five years	4.88%
Since inception (5/1/07)	3.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2013, the Bristol Growth Portfolio returned 12.20% versus 11.80% for the current benchmark, the Russell 1000 Growth Index.

Following a strong 2012, the markets continued to advance in the first two quarters of 2013 with more records being set and the S&P 500 Index reaching an all-time high of 1,669.16 on May 21, outperforming the Russell 1000 Growth Index. In an utterly predictable manner, the market then corrected downwards in reaction to the remarks of Federal Reserve Chairman Ben Bernanke that were interpreted as indicating that quantitative easing might “taper off” in the near term. As quantitative easing has been seen as powering the equity markets’ rise, it took subsequent remarks of Federal Reserve members to satisfy investors that tapering of this program may be a long way off. With these statements, the markets recovered, but it left the S&P 500 Index down 3.8% from the record high and ended a streak of seven monthly advances. Overall, the returns for the six-month period were the best for the first six months of a calendar year since 1998. Other records were set that are closely related to growth expansion and increasing consumer confidence. Sales of new U.S. homes increased more than forecasted in May to the highest level in almost five years, while home prices increased more than forecasted in the twelve months through April 2013. More Americans signed contracts in May to buy previously owned homes than at any time in more than six years. The VIX index, the best measure of investor sentiment regarding expectations of near-term volatility, dipped below 15 for the first time since 2007, suggesting that investors are not expecting the turmoil of recent years to be repeated. Finally, the fixed income sector suffered the worst drop in corporate debt in almost five years, second only to the declines following the Lehman collapse in September 2008. Clearly, the debt markets’ modest returns and the prospect of higher interest rates in the future made the equity markets the better choice for most investors in the near term.

The Portfolio’s best performers for the period were Vertex Pharmaceuticals, Inc., Delta Air Lines, Inc., Hertz Global Holdings, Inc., Hanesbrands, Inc., and Hartford Financial Services Group, Inc. The Portfolio’s worst performers were Infinity Pharmaceuticals, Inc., Amarin Corp., F5 Networks, Inc., Apple, Inc., and Ariad Pharmaceuticals, Inc. The top

contributors to performance were Vertex Pharmaceuticals, Inc., Delta Air Lines, Inc., Hertz Global Holdings, Inc., Google, Inc., and Hartford Financial Services Group, Inc. The top detractors from performance were Apple, Inc., Infinity Pharmaceuticals, Inc., F5 Networks, Inc., Amarin Corp., and Ariad Pharmaceuticals, Inc.(1)

The top contributor to the Portfolio’s performance was Vertex Pharmaceuticals, Inc., which contributed 189 basis points as a result of positive drug trials that resulted in a stock price surge in April. Delta Air Lines, Inc. contributed 100 basis points as growth reappeared in the economy. Hertz Global Holdings, Inc. added 97 basis points, having benefited from the purchase of Dollar Thrifty and a recent 20% stake in China Auto Rental, the largest rental firm in China, as well as increased earnings as a result of the end of the recession. Google, Inc. added 78 basis points, breaking 900 this year and unchallenged in its dominant position. Hartford Financial Services Group, Inc. contributed 68 basis points as part of our modest overweight in Financials in anticipation of future interest rates increases.(1)

Detractors from performance during the period included Apple, Inc. which lost the Portfolio 126 basis points as it continues to be out of favor in spite of its iconic stature and large cash haul. Infinity Pharmaceuticals, Inc. detracted 117 basis points as a result of adverse health reports in a drug trial. F5 Network, Inc., an information technology equipment and cloud computing company, detracted 43 basis points after the firm guided downwards in April. Amarin Corp. detracted 17 basis points when a recently approved and very promising drug did not get the expected unqualified approval of the FDA. Ariad Pharmaceuticals, Inc. detracted 14 basis points as a result of widening losses incurred by delays in FDA approval for its leukemia drug.(1)

During the past six months, our strong overweight in Industrials, represented by an average weighting of 23.4% versus 12.9% for the benchmark, generated 40 basis points, reflecting our continued belief in growth. Our underweight in Materials, 1.3% versus the benchmark 3.9%, generated a further 18 basis points. Our earlier overweight in Information Technology detracted 29 basis points following delays in the expected accelerated adoption of smart phones (particularly in China), and the weighting has subsequently been reduced.(1)

Looking to the third and fourth quarters of 2013, it appears that the blessings of quantitative easing could continue for the remainder of the year, and into 2014. Turmoil in Turkey and Egypt seems to have had little impact on the markets and the knee-jerk reaction to the troubles of the European Union from prior years seems to be a thing of the past. Even the threat to U.S. businesses from Obamacare’s uncertain medical insurance costs has been delayed for a year for many firms. China caused some concern with stresses in its secondary banking system, but the central government appears to have this under control and China’s growth will not be greatly affected. As we look to the future, we remain committed to the idea of growth through the engine of consumer spending, the generator of 70% of economic activity. It would appear that several generations of Keynesians are coming down from their ivory towers, blinking in the sunlight of rare approval, and claiming victory in both Europe and the U.S. We can argue with their theories, but not with the markets. Quantitative easing has pulled investors out of the doldrums of the past four years, and we expect it will continue to do so in the short term. In the interim, we continue to rely on Uncle Ben and the “Goldilocks” effect of falling unemployment levels, not so low that growth in the economy is not evident, yet not so high that the Federal Reserve signals a reduction in quantitative easing. This median result should suggest strong support for equities for the balance of the year.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2013.

104	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

Portfolio Composition as of June 30, 2013 (1)

% of Net Assets
Common Stocks (3)	94.4
Money Market Funds and Other Net Assets	5.6

100.0

Top 10 Portfolio Holdings as of June 30, 2013 (1) (2)

% of Net Assets
1. Google, Inc. Class A	4.0
2. Apple, Inc.	3.8
3. Microsoft Corp.	2.8
4. International Business Machines Corp.	2.8
5. Facebook, Inc. Class A	2.5
6. Adobe Systems, Inc.	2.4
7. Valeant Pharmaceuticals International, Inc.	2.4
8. Vertex Pharmaceuticals, Inc.	2.4
9. Altera Corp.	2.2
10. Boeing Co. / The	2.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Sectors:

% of Net Assets
Information Technology	34.2
Industrials	23.8
Consumer Discretionary	14.0
Health Care	11.1
Energy	3.3
Financials	3.3
Consumer Staples	1.9
Materials	1.9
Telecommunication Services	0.9

94.4

105

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2013 (Unaudited)

Common Stocks – 94.4%		Shares	Value
CONSUMER DISCRETIONARY – 14.0%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		22,400	$2,217,600
Starbucks Corp. (Hotels, Restaurants & Leisure)		26,700	1,748,583
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		34,100	1,951,543
CBS Corp. Class B (Media)		44,400	2,169,828
Walt Disney Co. / The (Media)		32,900	2,077,635
Cabela’s, Inc. (Specialty Retail)	(a)	10,300	667,028
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	19,900	1,005,149
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		42,100	2,164,782
V.F. Corp. (Textiles, Apparel & Luxury Goods)		11,310	2,183,508

			16,185,656

CONSUMER STAPLES – 1.9%
ConAgra Foods, Inc. (Food Products)		16,100	562,373
Procter & Gamble Co. / The (Household Products)		22,000	1,693,780

			2,256,153

ENERGY – 3.3%
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		14,500	2,098,875
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)	(a)	36,100	1,663,849

			3,762,724

FINANCIALS – 3.3%
Hartford Financial Services Group, Inc. (Insurance)		65,800	2,034,536
Prudential Financial, Inc. (Insurance)		23,600	1,723,508

			3,758,044

HEALTH CARE – 11.1%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	66,800	387,440
Celgene Corp. (Biotechnology)	(a)	16,600	1,940,706
Gilead Sciences, Inc. (Biotechnology)	(a)	21,100	1,080,531
Pharmacyclics, Inc. (Biotechnology)	(a)	21,100	1,676,817
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	34,100	2,723,567
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		26,300	2,225,769
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(a)	32,410	2,789,853

			12,824,683

INDUSTRIALS – 23.8%
Boeing Co. / The (Aerospace & Defense)		22,500	2,304,900
United Technologies Corp. (Aerospace & Defense)		20,100	1,868,094
FedEx Corp. (Air Freight & Logistics)		16,400	1,616,712
Delta Air Lines, Inc. (Airlines)	(a)	122,900	2,299,459
Tyco International Ltd. (Commercial Svs. & Supplies)		67,600	2,227,420
Eaton Corp. PLC (Electrical Equip.)		32,900	2,165,149

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Rockwell Automation, Inc. (Electrical Equip.)		20,200	$1,679,428
Danaher Corp. (Industrial Conglomerates)		34,000	2,152,200
Pentair Ltd. (Machinery)		36,400	2,099,916
Snap–On, Inc. (Machinery)		21,200	1,894,856
Stanley Black & Decker, Inc. (Machinery)		22,400	1,731,520
Terex Corp. (Machinery)	(a)	50,900	1,338,670
Xylem, Inc. (Machinery)		73,500	1,980,090
Hertz Global Holdings, Inc. (Road & Rail)	(a)	85,300	2,115,440

			27,473,854

INFORMATION TECHNOLOGY – 34.2%
QUALCOMM, Inc. (Communications Equip.)		16,200	989,496
Apple, Inc. (Computers & Peripherals)		11,000	4,356,880
EMC Corp. (Computers & Peripherals)		88,900	2,099,818
Hewlett-Packard Co. (Computers & Peripherals)		44,900	1,113,520
eBay, Inc. (Internet Software & Svs.)	(a)	40,500	2,094,660
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	114,300	2,841,498
Google, Inc. Class A (Internet Software & Svs.)	(a)	5,210	4,586,728
International Business Machines Corp. (IT Svs.)		16,600	3,172,426
Mastercard, Inc. Class A (IT Svs.)		3,820	2,194,590
Altera Corp. (Semiconductors & Equip.)		76,900	2,536,931
Avago Technologies Ltd. (Semiconductors & Equip.)		59,100	2,209,158
Intel Corp. (Semiconductors & Equip.)		89,200	2,160,424
Adobe Systems, Inc. (Software)	(a)	62,000	2,824,720
Microsoft Corp. (Software)		93,400	3,225,102
Oracle Corp. (Software)		53,300	1,637,376
TIBCO Software, Inc. (Software)	(a)	66,500	1,423,100

			39,466,427

MATERIALS – 1.9%
E.I. du Pont de Nemours & Co. (Chemicals)		40,800	2,142,000

TELECOMMUNICATION SERVICES – 0.9%
Verizon Communications, Inc. (Diversified Telecom. Svs.)		21,200	1,067,208

Total Common Stocks (Cost $101,023,030)			$108,936,749

Money Market Funds – 2.2%		Shares	Value
Fidelity Institutional Money Market Funds Money Market Portfolio – Class I		2,541,000	$2,541,000

Total Money Market Funds (Cost $2,541,000)			$2,541,000

Total Investments – 96.6% (Cost $103,564,030)	(b)		$111,477,749
Other Assets in Excess of Liabilities – 3.4%			3,876,646

Net Assets – 100.0%			$115,354,395

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

106

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2013 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Assets:
Investments in securities, at value*	$200,540,925	$221,996,546	$146,113,697	$33,989,539	$172,871,126	$124,454,970	$37,067,690	$67,757,663
Cash	565	44,927,709	535	3,427	—	953	172	—
Foreign currencies, at value**	—	—	—	—	176,289	—	—	38,280
Receivable for securities sold	—	—	—	1,089,534	1,534,039	2,071,166	2,198,757	—
Due from adviser	—	48,908	—	—	—	—	—	—
Receivable for fund shares sold	56,229	581,106	115,718	7,516	27,613	14,659	36,839	36,874
Dividends and accrued interest receivable	165,427	706	1,495,230	99,241	310,425	67,312	2,122	71,814
Foreign tax reclaim receivable	—	—	—	—	151,004	—	—	30,055
Prepaid expenses and other assets	1,651	2,053	1,316	287	1,526	1,025	300	567
Net unrealized apppreciation on foreign currency contracts	—	—	—	—	72,527	—	—	—

Total assets	200,764,797	267,557,028	147,726,496	35,189,544	175,144,549	126,610,085	39,305,880	67,935,253

Liabilities:
Payable for securities purchased	—	—	—	1,097,556	3,723,468	1,125,598	2,044,018	1,955,430
Payable for fund shares redeemed	53,883	478,775	1,330,279	15,247	42,920	50,767	44,700	51,308
Payable for investment management services	131,973	53,116	70,040	17,019	56,091	81,862	24,359	55,113
Variation margin on futures contracts	—	—	—	—	7,054	—	—	—
Accrued custody expense	2,157	2,163	1,108	1,088	20,643	1,484	1,188	7,344
Accrued professional fees	6,104	6,104	6,104	6,104	5,858	6,104	6,104	6,026
Accrued accounting fees	9,883	12,883	11,793	4,239	495	6,717	2,603	496
Accrued printing and filing fees	10,925	13,603	7,933	1,843	9,092	6,780	2,008	3,443
Withholding tax payable	—	—	—	—	23,654	—	—	71,146

Total liabilities	214,925	566,644	1,427,257	1,143,096	3,889,275	1,279,312	2,124,980	2,150,306

Net assets	$200,549,872	$266,990,384	$146,299,239	$34,046,448	$171,255,274	$125,330,773	$37,180,900	$65,784,947

Net assets consist of:
Par value, $1 per share	$8,073,950	$26,699,051	$9,980,430	$1,837,011	$14,205,219	$4,702,807	$1,343,749	$2,641,538
Paid-in capital in excess of par value	249,641,838	240,291,333	133,022,371	31,219,817	211,666,090	101,133,667	35,209,936	56,730,096
Accumulated net realized gain (loss) on investments	(96,495,645)	—	(11,943,334)	(1,998,469)	(84,829,819)	(4,086,666)	(3,457,725)	(7,197,940)
Net unrealized appreciation (depreciation) on:
Investments	37,937,411	—	6,805,464	2,668,651	23,076,268	23,127,564	4,231,133	13,101,337
Foreign currency contracts	—	—	—	—	72,527	—	—	(6,270)
Futures contracts	—	—	—	—	(46,586)	—	—	—
Other foreign currency related transactions	—	—	—	—	(3,753)	—	—	(59,291)
Undistributed net investment income (loss)	1,392,318	—	8,434,308	319,438	7,115,328	453,401	(146,193)	575,477

Net assets	$200,549,872	$266,990,384	$146,299,239	$34,046,448	$171,255,274	$125,330,773	$37,180,900	$65,784,947

*Investments in securities, at cost	$162,603,514	$221,996,546	$139,308,233	$31,320,888	$149,794,858	$101,327,406	$32,836,557	$54,656,326

**Foreign currencies, at cost	$—	$—	$—	$—	$176,348	$—	$—	$38,275

Shares outstanding	8,073,950	26,699,051	9,980,430	1,837,011	14,205,219	4,702,807	1,343,749	2,641,538

Authorized Fund shares allocated to Portfolio	25,000,000	55,000,000	30,000,000	10,000,000	45,000,000	15,000,000	10,000,000	10,000,000

Net asset value per share	$24.84	$10.00	$14.66	$18.53	$12.06	$26.65	$27.67	$24.90

The accompanying notes are an integral part of these financial statements.

107

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2013 (Unaudited)

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Assets:
Investments in securities, at value*	$32,478,559	$45,139,827	$73,893,976	$240,921,048	$274,941,423	$294,354,636	$64,407,407	$69,336,512
Cash	—	886	68	1,056,365	—	264	329	132,687
Receivable for securities sold	189,012	497,907	—	28,336	6,698,165	1,574,734	235,036	—
Receivable for fund shares sold	7,703	48,763	15,670	554,434	139,621	102,865	90,582	35,294
Dividends and accrued interest receivable	20,211	9,665	24,611	339,460	1,769,235	5,566,963	23,267	47,884
Foreign tax reclaim receivable	2,507	—	—	—	3,549	—	—	—
Prepaid expenses and other assets	268	335	591	1,862	2,304	2,537	505	593

Total assets	32,698,260	45,697,383	73,934,916	242,901,505	283,554,297	301,601,999	64,757,126	69,552,970

Liabilities:
Cash overdraft	11,685	—	—	—	157	—	—	—
Payable for securities purchased	80,273	108,408	338,058	499,596	533,907	1,286,497	220,748	—
Payable for fund shares redeemed	24,921	17,431	16,267	99,326	145,859	212,337	18,154	25,788
Payable for investment management services	21,688	33,307	51,619	73,970	167,730	169,477	47,846	23,632
Accrued custody expense	578	2,738	1,344	2,742	2,101	2,562	925	1,406
Accrued professional fees	6,104	6,104	6,104	6,153	6,602	6,104	6,104	6,104
Accrued accounting fees	2,614	2,913	4,342	14,253	14,119	26,198	3,962	4,420
Accrued printing and filing fees	1,767	2,431	3,971	13,056	15,302	16,236	3,499	3,875
Withholding tax payable	595	—	—	—	77,592	—	—	—

Total liabilities	150,225	173,332	421,705	709,096	963,369	1,719,411	301,238	65,225

Net assets	$32,548,035	$45,524,051	$73,513,211	$242,192,409	$282,590,928	$299,882,588	$64,455,888	$69,487,745

Net assets consist of:
Par value, $1 per share	$3,221,031	$2,481,880	$3,106,915	$14,143,885	$22,966,396	$19,910,829	$1,856,539	$9,245,638
Paid-in capital in excess of par value	20,408,371	28,856,485	78,270,020	156,028,385	232,517,791	232,932,005	42,290,359	36,304,198
Accumulated net realized gain (loss) on investments	1,458,397	9,782,761	(21,734,695)	(2,077,574)	511,999	6,991,530	6,868,092	2,697,706
Net unrealized appreciation (depreciation) on:
Investments	7,372,913	4,516,276	13,968,691	71,417,338	19,054,417	8,667,499	13,544,021	20,732,438
Foreign currency related transactions	(307)	—	—	—	(3,849)	—	—	—
Undistributed net investment income (loss)	87,630	(113,351)	(97,720)	2,680,375	7,544,174	31,380,725	(103,123)	507,765

Net assets	$32,548,035	$45,524,051	$73,513,211	$242,192,409	$282,590,928	$299,882,588	$64,455,888	$69,487,745

*Investments in securities, at cost	$25,105,646	$40,623,551	$59,925,285	$169,503,710	$255,887,006	$285,687,137	$50,863,386	$48,604,074

Shares outstanding	3,221,031	2,481,880	3,106,915	14,143,885	22,966,396	19,910,829	1,856,539	9,245,638

Authorized Fund shares allocated to Portfolio	10,000,000	10,000,000	10,000,000	35,000,000	40,000,000	45,000,000	10,000,000	25,000,000

Net asset value per share	$10.10	$18.34	$23.66	$17.12	$12.30	$15.06	$34.72	$7.52

The accompanying notes are an integral part of these financial statements.

108

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2013 (Unaudited)

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Assets:
Investments in securities, at value*	$210,586,647	$164,194,868	$17,951,736	$127,230,413	$9,948,931	$22,815,867	$23,752,951	$111,477,749
Cash	28,236	346	157	353,515	52,751	799	77	13,621
Receivable for securities sold	17,416,308	6,281,692	—	674,674	32,515	—	—	7,395,010
Receivable for fund shares sold	67,875	59,262	9,321	176,176	242	87,504	2,037	44,615
Dividends and accrued interest receivable	142,552	12,946	16,876	516,908	16,862	44,414	24,866	59,427
Foreign tax reclaim receivable	—	—	1,847	—	—	10,373	—	—
Prepaid expenses and other assets	1,841	1,430	138	761	81	185	245	960

Total assets	228,243,459	170,550,544	17,980,075	128,952,447	10,051,382	22,959,142	23,780,176	118,991,382

Liabilities:
Options written, at value**	—	—	—	326,500	48,975	—	—	—
Payable for securities purchased	8,737,674	3,254,603	—	2,386,842	—	—	—	3,478,222
Payable for fund shares redeemed	105,532	67,714	1,965	341,852	2,454	4,876	2,417	63,528
Payable for investment management services	135,662	111,643	11,054	64,562	6,567	11,393	11,757	75,153
Accrued custody expense	2,406	2,229	118	1,025	251	154	163	1,635
Accrued professional fees	6,104	6,104	6,104	6,104	6,104	6,104	6,104	6,104
Accrued accounting fees	10,850	8,623	1,525	8,458	1,379	2,336	1,869	6,099
Accrued printing and filing fees	11,863	9,026	962	6,488	546	1,247	1,280	6,246
Withholding tax payable	—	—	—	—	—	3,693	—	—

Total liabilities	9,010,091	3,459,942	21,728	3,141,831	66,276	29,803	23,590	3,636,987

Net assets	$219,233,368	$167,090,602	$17,958,347	$125,810,616	$9,985,106	$22,929,339	$23,756,586	$115,354,395

Net assets consist of:
Par value, $1 per share	$14,718,647	$10,613,740	$1,370,687	$7,344,800	$691,856	$2,004,952	$2,484,354	$9,646,623
Paid-in capital in excess of par value	157,678,726	121,815,681	17,882,284	107,909,386	6,806,173	22,317,435	31,391,407	80,938,542
Accumulated net realized gain (loss) on investments	27,605,651	19,984,530	(5,479,858)	1,881,876	671,864	(4,647,341)	(13,449,232)	16,418,882
Net unrealized appreciation (depreciation) on:
Investments	18,207,749	15,185,247	4,124,270	7,531,277	1,684,304	3,033,402	3,023,656	7,913,719
Written options	—	—	—	(69,837)	(10,476)	—	—	—
Foreign currency related transactions	—	—	—	—	—	(4)	—	—
Undistributed net investment income (loss)	1,022,595	(508,596)	60,964	1,213,114	141,385	220,895	306,401	436,629

Net assets	$219,233,368	$167,090,602	$17,958,347	$125,810,616	$9,985,106	$22,929,339	$23,756,586	$115,354,395

*Investments in securities, at cost	$192,378,898	$149,009,621	$13,827,466	$119,699,136	$8,264,627	$19,782,465	$20,729,295	$103,564,030

**Premiums received on options written	$—	$—	$—	$256,663	$38,499	$—	$—	$—

Shares outstanding	14,718,647	10,613,740	1,370,687	7,344,800	691,856	2,004,952	2,484,354	9,646,623

Authorized Fund shares allocated to Portfolio	40,000,000	35,000,000	10,000,000	25,000,000	10,000,000	10,000,000	10,000,000	25,000,000

Net asset value per share	$14.89	$15.74	$13.10	$17.13	$14.43	$11.44	$9.56	$11.96

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2013 (Unaudited)

	Equity Portfolio	Money Market Portfolio	Bond Portfolio	Omni Portfolio	International Portfolio	Capital Appreciation Portfolio	Millennium Portfolio	International Small-Mid Company Portfolio
Investment income:
Interest	$—	$71,645	$3,200,668	$168,696	$—	$—	$—	$—
Dividends, net of taxes withheld*	1,886,878	9,340	1,063	178,210	3,108,937	913,522	26,421	656,193

Total investment income	1,886,878	80,985	3,201,731	346,906	3,108,937	913,522	26,421	656,193

Expenses:
Management fees	781,951	338,599	449,428	102,861	750,408	486,859	143,250	335,106
Custodian fees	6,185	6,269	3,371	3,336	91,502	4,553	3,551	32,607
Directors’ fees	13,127	16,583	10,593	2,272	12,037	8,139	2,362	4,436
Professional fees	10,215	11,294	9,479	6,989	9,640	8,739	7,016	7,556
Accounting fees	29,780	38,630	35,358	12,700	33,281	20,267	7,885	14,907
Printing and filing fees	11,653	15,605	8,271	1,940	9,943	7,220	2,111	3,623
Compliance expense	5,853	5,853	5,853	5,853	5,853	5,853	5,853	5,853
Other	3,004	1,880	1,150	537	3,210	1,841	586	978

Total expenses	861,768	434,713	523,503	136,488	915,874	543,471	172,614	405,066

Less expenses reduced or reimbursed by adviser	—	(353,728)	—	—	(64,613)	—	—	—

Net expenses	861,768	80,985	523,503	136,488	851,261	543,471	172,614	405,066

Net investment income (loss)	1,025,110	—	2,678,228	210,418	2,257,676	370,051	(146,193)	251,127

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	13,412,503	—	1,151,854	2,438,149	7,448,853	5,915,141	3,800,586	5,284,354
Futures contracts	—	—	—	—	(147,689)	—	—	—
Foreign currency contracts	—	—	—	—	107,765	—	—	—
Other foreign currency related transactions	—	—	—	—	(168,739)	(1,167)	—	(47,926)
Change in unrealized appreciation/depreciation on:
Investments	13,533,227	—	(7,979,517)	687,097	(13,640,321)	9,993,194	2,148,017	(1,617,620)
Futures contracts	—	—	—	—	(30,588)	—	—	—
Foreign currency contracts	—	—	—	—	(676,832)	—	—	—
Other foreign currency related transactions	—	—	—	—	(4,040)	—	—	(46,199)

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	26,945,730	—	(6,827,663)	3,125,246	(7,111,591)	15,907,168	5,948,603	3,572,609

Change in net assets from operations	$27,970,840	$—	$(4,149,435)	$3,335,664	$(4,853,915)	$16,277,219	$5,802,410	$3,823,736

* Taxes withheld	$8,504	$—	$—	$—	$511,841	$27,717	$—	$73,457

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2013 (Unaudited)

	Aggressive Growth Portfolio	Small Cap Growth Portfolio	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	Capital Growth Portfolio	Nasdaq-100® Index Portfolio
Investment income:
Interest	$143	$241	$—	$2	$—	$11,276,686	$—	$3
Dividends, net of taxes withheld*	145,400	107,996	248,959	2,460,268	6,410,341	13,290	207,958	495,477

Total investment income	145,543	108,237	248,959	2,460,270	6,410,341	11,289,976	207,958	495,480

Expenses:
Management fees	133,737	186,081	306,274	425,167	1,008,847	1,041,784	274,613	142,656
Custodian fees	2,079	7,924	3,757	7,531	9,988	7,823	2,563	4,573
Directors’ fees	2,174	2,754	4,800	15,137	18,658	20,397	4,045	4,740
Professional fees	6,963	7,128	7,733	10,781	11,615	12,432	7,514	7,722
Accounting fees	7,943	8,709	13,008	42,607	42,216	78,930	11,882	13,282
Printing and filing fees	1,873	2,575	4,199	13,897	16,104	17,084	3,733	4,087
Compliance expense	5,853	5,853	5,853	5,853	5,853	5,853	5,853	5,853
Other	469	564	1,055	3,094	1,754	2,080	878	1,022

Total expenses	161,091	221,588	346,679	524,067	1,115,035	1,186,383	311,081	183,935

Net investment income (loss)	(15,548)	(113,351)	(97,720)	1,936,203	5,295,306	10,103,593	(103,123)	311,545

Realized/unrealized gain (loss) on investments and foreign currency related transactions:
Net realized gain (loss) on:
Investments	2,389,534	4,224,965	3,059,208	955,320	6,607,059	2,292,918	3,185,815	3,018,268
Foreign currency related transactions	(164)	—	—	—	(37,998)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	(333,120)	2,412,300	4,347,030	25,293,552	17,374,325	(7,474,493)	4,085,270	3,268,981
Foreign currency related transactions	(348)	—	—	—	(10,290)	—	—	—

Net realized/unrealized gain (loss) on investments and foreign currency related transactions	2,055,902	6,637,265	7,406,238	26,248,872	23,933,096	(5,181,575)	7,271,085	6,287,249

Change in net assets from operations	$2,040,354	$6,523,914	$7,308,518	$28,185,075	$29,228,402	$4,922,018	$7,167,962	$6,598,794

* Taxes withheld	$5,512	$1,219	$2,094	$702	$233,014	$—	$470	$—

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2013 (Unaudited)

	Bristol Portfolio	Bryton Growth Portfolio	U.S. Equity Portfolio	Balanced Portfolio	Income Opportunity Portfolio	Target VIP Portfolio	Target Equity/Income Portfolio	Bristol Growth Portfolio
Investment income:
Interest	$—	$—	$—	$367,180	$—	$—	$—	$—
Dividends, net of taxes withheld*	1,482,905	244,724	122,371	578,882	79,727	234,843	283,507	717,531

Total investment income	1,482,905	244,724	122,371	946,062	79,727	234,843	283,507	717,531

Expenses:
Management fees	810,029	672,574	64,007	327,664	39,077	67,534	70,216	448,699
Custodian fees	7,204	6,713	383	3,317	1,172	3,465	1,363	5,297
Directors’ fees	14,483	11,070	1,137	6,623	651	1,488	1,559	7,603
Professional fees	10,619	9,615	6,649	8,289	6,505	6,754	6,986	8,570
Accounting fees	32,482	25,800	4,553	25,342	4,113	6,986	5,584	18,256
Printing and filing fees	12,531	9,424	1,031	7,177	561	1,323	1,372	6,580
Compliance expense	5,853	5,853	5,853	5,853	5,853	5,853	5,853	5,853
Other	3,119	2,432	239	621	169	349	360	1,643

Total expenses	896,320	743,481	83,852	384,886	58,101	93,752	93,293	502,501

Net investment income (loss)	586,585	(498,757)	38,519	561,176	21,626	141,091	190,214	215,030

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	20,840,471	8,687,757	286,480	2,051,576	828,580	1,756,949	1,865,725	10,208,330
Foreign currency related transactions	—	—	—	(8)	—	30	2	—
Written options	—	—	—	159,988	18,981	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	7,647,611	14,913,410	1,975,611	4,799,301	360,279	871,952	1,614,667	2,545,972
Foreign currency related transactions	—	—	—	4	—	(4)	—	—
Written options	—	—	—	(69,837)	(10,476)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	28,488,082	23,601,167	2,262,091	6,941,024	1,197,364	2,628,927	3,480,394	12,754,302

Change in net assets from operations	$29,074,667	$23,102,410	$2,300,610	$7,502,200	$1,218,990	$2,770,018	$3,670,608	$12,969,332

* Taxes withheld	$—	$—	$—	$1,988	$353	$18,446	$278	$—

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Money Market Portfolio		Bond Portfolio		Omni Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$1,025,110	$2,937,620	$—	$—	$2,678,228	$5,756,080	$210,418	$512,127
Net realized gain (loss) on investments and foreign currency related transactions	13,412,503	15,135,180	—	—	1,151,854	1,428,098	2,438,149	1,090,857
Change in unrealized appreciation/depreciation on investments	13,533,227	9,664,589	—	—	(7,979,517)	4,568,299	687,097	2,337,094

Change in net assets from operations	27,970,840	27,737,389	—	—	(4,149,435)	11,752,477	3,335,664	3,940,078

Distributions to shareholders:
Distributions from net investment income	—	(2,551,766)	—	—	—	—	—	(434,512)

Capital transactions:
Received from shares sold	5,105,841	12,859,425	113,351,487	178,859,238	17,107,432	50,714,394	1,169,791	2,645,867
Received from dividends reinvested	—	2,551,766	—	—	—	—	—	434,512
Paid for shares redeemed	(19,054,092)	(41,926,289)	(104,967,315)	(206,441,123)	(38,843,208)	(52,317,398)	(3,663,696)	(8,034,239)

Change in net assets from capital transactions	(13,948,251)	(26,515,098)	8,384,172	(27,581,885)	(21,735,776)	(1,603,004)	(2,493,905)	(4,953,860)

Change in net assets	14,022,589	(1,329,475)	8,384,172	(27,581,885)	(25,885,211)	10,149,473	841,759	(1,448,294)
Net assets:
Beginning of period	186,527,283	187,856,758	258,606,212	286,188,097	172,184,450	162,034,977	33,204,689	34,652,983

End of period	$200,549,872	$186,527,283	$266,990,384	$258,606,212	$146,299,239	$172,184,450	$34,046,448	$33,204,689

Undistributed net investment income	$1,392,318	$367,208	$—	$—	$8,434,308	$5,756,080	$319,438	$109,020

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		Capital Appreciation Portfolio		Millennium Portfolio		International Small-Mid Company Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$2,257,676	$2,974,730	$370,051	$765,103	$(146,193)	$(167,248)	$251,127	$399,238
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	7,240,190	9,475,139	5,913,974	7,244,718	3,800,586	4,063,768	5,236,428	1,226,014
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(14,351,781)	20,843,432	9,993,194	10,984,140	2,148,017	(511,771)	(1,663,819)	10,919,188

Change in net assets from operations	(4,853,915)	33,293,301	16,277,219	18,993,961	5,802,410	3,384,749	3,823,736	12,544,440

Distributions to shareholders:
Distributions from net investment income	—	—	—	(681,205)	—	—	—	—

Capital transactions:
Received from shares sold	10,995,839	16,648,592	6,348,664	11,383,622	1,877,326	3,189,215	4,671,193	10,692,767
Received from dividends reinvested	—	—	—	681,205	—	—	—	—
Paid for shares redeemed	(15,230,782)	(42,407,744)	(12,962,969)	(29,380,202)	(4,609,919)	(8,938,109)	(7,192,573)	(16,239,923)

Change in net assets from capital transactions	(4,234,943)	(25,759,152)	(6,614,305)	(17,315,375)	(2,732,593)	(5,748,894)	(2,521,380)	(5,547,156)

Change in net assets	(9,088,858)	7,534,149	9,662,914	997,381	3,069,817	(2,364,145)	1,302,356	6,997,284
Net assets:
Beginning of period	180,344,132	172,809,983	115,667,859	114,670,478	34,111,083	36,475,228	64,482,591	57,485,307

End of period	$171,255,274	$180,344,132	$125,330,773	$115,667,859	$37,180,900	$34,111,083	$65,784,947	$64,482,591

Undistributed net investment income (loss)	$7,115,328	$4,857,652	$453,401	$83,350	$(146,193)	$—	$575,477	$324,350

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Aggressive Growth Portfolio		Small Cap Growth Portfolio		Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(15,548)	$104,016	$(113,351)	$(69,166)	$(97,720)	$(57,981)	$1,936,203	$3,608,504
Net realized gain (loss) on investments and foreign currency related transactions	2,389,370	(286,285)	4,224,965	5,846,202	3,059,208	4,035,775	955,320	1,892,406
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(333,468)	5,979,480	2,412,300	(231,728)	4,347,030	7,639,334	25,293,552	21,351,067

Change in net assets from operations	2,040,354	5,797,211	6,523,914	5,545,308	7,308,518	11,617,128	28,185,075	26,851,977

Distributions to shareholders:
Distributions from net investment income	—	—	—	—	—	—	—	(2,826,655)

Capital transactions:
Received from shares sold	4,528,748	9,567,587	10,120,053	9,304,509	8,595,933	11,126,601	31,532,520	54,598,878
Received from dividends reinvested	—	—	—	—	—	—	—	2,826,655
Paid for shares redeemed	(7,165,748)	(7,975,462)	(6,103,895)	(11,364,585)	(9,452,846)	(16,745,113)	(25,305,706)	(44,349,542)

Change in net assets from capital transactions	(2,637,000)	1,592,125	4,016,158	(2,060,076)	(856,913)	(5,618,512)	6,226,814	13,075,991

Change in net assets	(596,646)	7,389,336	10,540,072	3,485,232	6,451,605	5,998,616	34,411,889	37,101,313
Net assets:
Beginning of period	33,144,681	25,755,345	34,983,979	31,498,747	67,061,606	61,062,990	207,780,520	170,679,207

End of period	$32,548,035	$33,144,681	$45,524,051	$34,983,979	$73,513,211	$67,061,606	$242,192,409	$207,780,520

Undistributed net investment income (loss)	$87,630	$103,178	$(113,351)	$—	$(97,720)	$—	$2,680,375	$744,172

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Strategic Value Portfolio		High Income Bond Portfolio		Capital Growth Portfolio		Nasdaq-100® Index Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$5,295,306	$5,810,288	$10,103,593	$21,277,132	$(103,123)	$(53,366)	$311,545	$644,168
Net realized gain (loss) on investments and foreign currency related transactions	6,569,061	1,644,996	2,292,918	4,698,612	3,185,815	3,854,057	3,018,268	513,180
Change in unrealized appreciation/depreciation on investments and foreign currency related transactions	17,364,035	(2,810,944)	(7,474,493)	13,264,229	4,085,270	3,014,667	3,268,981	8,702,070

Change in net assets from operations	29,228,402	4,644,340	4,922,018	39,239,973	7,167,962	6,815,358	6,598,794	9,859,418

Distributions to shareholders:
Distributions from net investment income	—	(3,918,367)	—	—	—	—	—	(447,911)

Capital transactions:
Received from shares sold	15,183,193	257,036,279	25,654,833	84,212,118	11,680,085	12,566,131	9,536,827	26,139,975
Received from dividends reinvested	—	3,918,367	—	—	—	—	-—	447,911
Paid for shares redeemed	(29,984,377)	(35,500,770)	(42,609,200)	(78,999,032)	(9,506,894)	(15,372,139)	(15,190,079)	(22,928,127)

Change in net assets from capital transactions	(14,801,184)	225,453,876	(16,954,367)	5,213,086	2,173,191	(2,806,008)	(5,653,252)	3,659,759

Change in net assets	14,427,218	226,179,849	(12,032,349)	44,453,059	9,341,153	4,009,350	945,542	13,071,266
Net assets:
Beginning of period	268,163,710	41,983,861	311,914,937	267,461,878	55,114,735	51,105,385	68,542,203	55,470,937

End of period	$282,590,928	$268,163,710	$299,882,588	$311,914,937	$64,455,888	$55,114,735	$69,487,745	$68,542,203

Undistributed net investment income (loss)	$7,544,174	$2,248,868	$31,380,725	$21,277,132	$(103,123)	$—	$507,765	$196,220

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Bristol Portfolio		Bryton Growth Portfolio		U.S. Equity Portfolio		Balanced Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$586,585	$1,353,479	$(498,757)	$(887,077)	$38,519	$108,648	$561,176	$651,931
Net realized gain (loss) on investments, foreign currency related transactions, and written options	20,840,471	8,239,659	8,687,757	12,311,997	286,480	528,811	2,211,556	358,264
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	7,647,611	16,070,240	14,913,410	5,904,468	1,975,611	1,332,996	4,729,468	2,012,821

Change in net assets from operations	29,074,667	25,663,378	23,102,410	17,329,388	2,300,610	1,970,455	7,502,200	3,023,016

Distributions to shareholders:
Distributions from net investment income	—	(1,149,626)	—	—	—	(86,203)	—	—

Capital transactions:
Received from shares sold	6,859,453	33,161,237	6,949,531	33,597,917	1,187,617	2,935,494	54,445,635	64,188,382
Received from dividends reinvested	—	1,149,626	—	—	—	86,203	—	—
Paid for shares redeemed	(21,604,498)	(46,593,004)	(20,617,863)	(48,711,366)	(1,092,177)	(2,679,663)	(13,274,146)	(7,131,199)

Change in net assets from capital transactions	(14,745,045)	(12,282,141)	(13,668,332)	(15,113,449)	95,440	342,034	41,171,489	57,057,183

Change in net assets	14,329,622	12,231,611	9,434,078	2,215,939	2,396,050	2,226,286	48,673,689	60,080,199
Net assets:
Beginning of period	204,903,746	192,672,135	157,656,524	155,440,585	15,562,297	13,336,011	77,136,927	17,056,728

End of period	$219,233,368	$204,903,746	$167,090,602	$157,656,524	$17,958,347	$15,562,297	$125,810,616	$77,136,927

Undistributed net investment income (loss)	$1,022,595	$436,010	$(508,596)	$(9,839)	$60,964	$22,445	$1,213,114	$651,938

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Income Opportunity Portfolio		Target VIP Portfolio		Target Equity/Income Portfolio		Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012	Six-Month Period Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$21,626	$119,759	$141,091	$377,630	$190,214	$566,036	$215,030	$594,594
Net realized gain (loss) on investments, foreign currency related transactions, and written options	847,561	(59,440)	1,756,979	632,490	1,865,727	(2,479,335)	10,208,330	6,499,048
Change in unrealized appreciation/depreciation on investments, foreign currency related transactions, and written options	349,803	706,465	871,948	2,048,046	1,614,667	4,258,398	2,545,972	4,359,363

Change in net assets from operations	1,218,990	766,784	2,770,018	3,058,166	3,670,608	2,345,099	12,969,332	11,453,005

Distributions to shareholders:
Distributions from net investment income	—	—	—	(297,777)	—	(449,704)	—	(473,865)

Capital transactions:
Received from shares sold	1,126,754	3,644,658	666,301	2,834,544	785,637	4,614,373	4,726,848	21,509,893
Received from dividends reinvested	—	—	—	297,777	—	449,704	—	473,865
Paid for shares redeemed	(1,785,134)	(5,821,018)	(1,689,322)	(5,246,749)	(2,626,162)	(6,662,741)	(10,374,924)	(24,843,136)

Change in net assets from capital transactions	(658,380)	(2,176,360)	(1,023,021)	(2,114,428)	(1,840,525)	(1,598,664)	(5,648,076)	(2,859,378)

Change in net assets	560,610	(1,409,576)	1,746,997	645,961	1,830,083	296,731	7,321,256	8,119,762
Net assets:
Beginning of period	9,424,496	10,834,072	21,182,342	20,536,381	21,926,503	21,629,772	108,033,139	99,913,377

End of period	$9,985,106	$9,424,496	$22,929,339	$21,182,342	$23,756,586	$21,926,503	$115,354,395	$108,033,139

Undistributed net investment income	$141,385	$119,759	$220,895	$79,804	$306,401	$116,187	$436,629	$221,599

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio						Money Market Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$21.54		$18.88	$19.72	$18.31	$13.19	$10.00		$10.00	$10.00	$10.00	$10.00
Operations:
Net investment income	0.13		0.35	0.21	0.04	0.05	—		—	—	—	—
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	3.17		2.61	(0.88)	1.41	5.11	—		—	—	—	—

Total from operations	3.30		2.96	(0.67)	1.45	5.16	—		—	—	—	—

Distributions:
Distributions from net investment income	—		(0.30)	(0.17)	(0.04)	(0.04)	—		—	—	—	—

Net asset value, end of period	$24.84		$21.54	$18.88	$19.72	$18.31	$10.00		$10.00	$10.00	$10.00	$10.00

Total return	15.32	%(b)	15.69%	–3.38%	7.91%	39.11%	0.00	%(b)	0.00%	0.00%	0.00%	0.00%
Ratios and supplemental data:
Net assets at end of period (millions)	$200.5		$186.5	$187.9	$219.4	$226.5	$267.0		$258.6	$286.2	$293.4	$341.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.89%	0.87%	0.87%	0.88%	0.06	%(a)	0.09%	0.11%	0.17%	0.19%
Net investment income	1.04	%(a)	1.55%	1.00%	0.21%	0.27%	0.00	%(a)	0.00%	0.00%	0.00%	0.00%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.87	%(a)	0.89%	0.87%	0.87%	0.88%	0.35	%(a)	0.35%	0.34%	0.35%	0.36%
Net investment income (loss)	1.04	%(a)	1.55%	1.00%	0.21%	0.27%	–0.29	%(a)	–0.26%	–0.23%	–0.18%	–0.17%
Portfolio turnover rate	22%		48%	54%	50%	24%	0%		0%	0%	0%	0%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Financial Highlights

	Bond Portfolio						Omni Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$15.07		$14.05	$13.21	$12.25	$10.13	$16.82		$15.21	$16.08	$14.42	$11.02
Operations:
Net investment income	0.34		0.51	0.48	0.52	0.49	0.12		0.26	0.25	0.28	0.29
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.75)		0.51	0.36	0.44	1.63	1.59		1.57	(0.91)	1.62	3.36

Total from operations	(0.41)		1.02	0.84	0.96	2.12	1.71		1.83	(0.66)	1.90	3.65

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.22)	(0.21)	(0.24)	(0.25)

Net asset value, end of period	$14.66		$15.07	$14.05	$13.21	$12.25	$18.53		$16.82	$15.21	$16.08	$14.42

Total return	–2.72	%(b)	7.26%	6.36%	7.84%	20.93%	10.17	%(b)	12.04%	–4.12%	13.19%	33.15%
Ratios and supplemental data:
Net assets at end of period (millions)	$146.3		$172.2	$162.0	$148.2	$137.9	$34.0		$33.2	$34.7	$41.2	$41.5
Ratios to average net assets:
Expenses	0.65	%(a)	0.66%	0.66%	0.67%	0.69%	0.80	%(a)	0.81%	0.77%	0.78%	0.79%
Net investment income	3.35	%(a)	3.41%	3.70%	3.91%	5.06%	1.23	%(a)	1.49%	1.40%	1.71%	2.18%
Portfolio turnover rate	7%		18%	15%	22%	27%	125%		179%	147%	182%	157%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio						Capital Appreciation Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$12.41		$10.32	$12.20	$10.45	$7.56	$23.32		$19.95	$20.37	$17.45	$12.35
Operations:
Net investment income	0.17		0.20	0.17	0.14	0.14	0.08		0.15	0.09	0.06	0.22
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(0.52)		1.89	(2.05)	1.61	2.75	3.25		3.36	(0.43)	2.90	5.07

Total from operations	(0.35)		2.09	(1.88)	1.75	2.89	3.33		3.51	(0.34)	2.96	5.29

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.14)	(0.08)	(0.04)	(0.19)

Net asset value, end of period	$12.06		$12.41	$10.32	$12.20	$10.45	$26.65		$23.32	$19.95	$20.37	$17.45

Total return	–2.82	%(b)	20.25%	–15.41%	16.75%	38.23%	14.28	%(b)	17.59%	–1.65%	16.99%	42.84%
Ratios and supplemental data:
Net assets at end of period (millions)	$171.3		$180.3	$172.8	$213.1	$210.0	$125.3		$115.7	$114.7	$129.8	$126.3
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.94	%(a)	1.02%	1.02%	1.03%	1.07%	0.88	%(a)	0.90%	0.88%	0.89%	0.90%
Net investment income	2.49	%(a)	1.65%	1.41%	1.15%	1.47%	0.60	%(a)	0.66%	0.41%	0.31%	1.38%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.01	%(a)	1.02%	1.02%	1.03%	1.07%	0.88	%(a)	0.90%	0.88%	0.89%	0.90%
Net investment income (loss)	2.42	%(a)	1.65%	1.41%	1.15%	1.47%	0.60	%(a)	0.66%	0.41%	0.31%	1.38%
Portfolio turnover rate	32%		61%	58%	67%	168%	29%		39%	61%	58%	84%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Millennium Portfolio						International Small-Mid Company Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$23.53		$21.50	$21.69	$17.45	$14.44	$23.52		$19.17	$23.24	$19.41	$13.29
Operations:
Net investment income (loss)	(0.11)		(0.12)	(0.16)	(0.27)	(0.07)	0.10		0.17	0.26	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	4.25		2.15	(0.03)	4.51	3.08	1.28		4.18	(4.33)	3.76	6.05

Total from operations	4.14		2.03	(0.19)	4.24	3.01	1.38		4.35	(4.07)	3.83	6.12

Net asset value, end of period	$27.67		$23.53	$21.50	$21.69	$17.45	$24.90		$23.52	$19.17	$23.24	$19.41

Total return	17.59	%(b)	9.44%	–0.88%	24.30%	20.84%	5.87	%(b)	22.69%	–17.51%	19.73%	46.05%
Ratios and supplemental data:
Net assets at end of period (millions)	$37.2		$34.1	$36.5	$42.1	$110.3	$65.8		$64.5	$57.5	$78.6	$71.1
Ratios to average net assets:
Expenses	0.96	%(a)	0.97%	0.94%	0.92%	0.93%	1.21	%(a)	1.21%	1.20%	1.25%	1.28%
Net investment income (loss)	–0.82	%(a)	–0.46%	–0.65%	–0.69%	–0.67%	0.75	%(a)	0.64%	1.07%	0.32%	0.47%
Portfolio turnover rate	142%		282%	228%	254%	248%	32%		55%	67%	81%	125%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	Aggressive Growth Portfolio						Small Cap Growth Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$9.51		$7.74	$8.17	$7.43	$5.21	$15.59		$13.21	$12.86	$9.89	$6.56
Operations:
Net investment income (loss)	—		0.03	—	0.01	(0.02)	(0.05)		(0.03)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.59		1.74	(0.43)	0.73	2.24	2.80		2.41	0.43	3.04	3.39

Total from operations	0.59		1.77	(0.43)	0.74	2.22	2.75		2.38	0.35	2.97	3.33

Net asset value, end of period	$10.10		$9.51	$7.74	$8.17	$7.43	$18.34		$15.59	$13.21	$12.86	$9.89

Total return	6.20	%(b)	22.87%	–5.26%	9.96%	42.61%	17.64	%(b)	18.02%	2.72%	30.03%	50.76%
Ratios and supplemental data:
Net assets at end of period (millions)	$32.5		$33.1	$25.8	$29.8	$27.2	$45.5		$35.0	$31.5	$32.1	$22.8
Ratios to average net assets:
Expenses	0.96	%(a)	0.99%	1.04%	1.05%	1.04%	1.07	%(a)	1.10%	1.08%	1.13%	1.21%
Net investment income (loss)	–0.09	%(a)	0.34%	0.02%	0.17%	–0.23%	–0.55	%(a)	–0.20%	–0.60%	–0.70%	–0.77%
Portfolio turnover rate	29%		17%	47%	37%	28%	53%		65%	58%	94%	50%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Mid Cap Opportunity Portfolio						S&P 500® Index Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$21.32		$17.81	$18.43	$15.41	$10.96	$15.08		$13.25	$13.21	$11.69	$9.41
Operations:
Net investment income (loss)	(0.03)		(0.02)	(0.06)	(0.06)	(0.05)	0.14		0.26	0.22	0.19	0.17
Net realized and unrealized gain (loss) on investments	2.37		3.53	(0.56)	3.08	4.50	1.90		1.78	0.01	1.50	2.26

Total from operations	2.34		3.51	(0.62)	3.02	4.45	2.04		2.04	0.23	1.69	2.43

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.21)	(0.19)	(0.17)	(0.15)

Net asset value, end of period	$23.66		$21.32	$17.81	$18.43	$15.41	$17.12		$15.08	$13.25	$13.21	$11.69

Total return	10.98	%(b)	19.71%	-3.36%	19.60%	40.60%	13.53	%(b)	15.40%	1.77%	14.45%	25.83%
Ratios and supplemental data:
Net assets at end of period (millions)	$73.5		$67.1	$61.1	$70.4	$63.5	$242.2		$207.8	$170.7	$176.2	$160.7
Ratios to average net assets:
Expenses	0.96	%(a)	0.98%	0.96%	0.98%	0.97%	0.46	%(a)	0.48%	0.47%	0.49%	0.51%
Net investment income (loss)	–0.27	%(a)	–0.09%	–0.29%	–0.35%	–0.27%	1.69	%(a)	1.87%	1.62%	1.59%	1.85%
Portfolio turnover rate	22%		45%	51%	56%	276%	3%		7%	9%	8%	21%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	Strategic Value Portfolio						High Income Bond Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$11.09		$10.50	$9.36	$8.64	$7.97	$14.83		$12.97	$12.31	$10.79	$7.21
Operations:
Net investment income	0.24		0.13	0.33	0.35	0.27	0.56		0.99	1.08	0.58	0.46
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.97		0.63	0.98	0.68	0.65	(0.33)		0.87	(0.42)	0.94	3.12

Total from operations	1.21		0.76	1.31	1.03	0.92	0.23		1.86	0.66	1.52	3.58

Distributions:
Distributions from net investment income	—		(0.17)	(0.17)	(0.24)	(0.25)	—		—	—	—	—
Return of capital distributions	—		—	—	(0.07)	—	—		—	—	—	—

Total distributions	—		(0.17)	(0.17)	(0.31)	(0.25)	—		—	—	—	—

Net asset value, end of period	$12.30		$11.09	$10.50	$9.36	$8.64	$15.06		$14.83	$12.97	$12.31	$10.79

Total return	10.91	%(b)	7.21%	14.03%	11.98%	11.52%	1.55	%(b)	14.34%	5.36%	14.09%	49.65%
Ratios and supplemental data:
Net assets at end of period (millions)	$282.6		$268.2	$42.0	$24.3	$19.8	$299.9		$311.9	$267.5	$269.8	$159.9
Ratios to average net assets:
Expenses	0.79	%(a)	0.82%	0.96%	0.96%	1.02%	0.77	%(a)	0.79%	0.78%	0.81%	0.88%
Net investment income	3.77	%(a)	3.84%	4.07%	4.11%	4.31%	6.52	%(a)	7.17%	7.69%	8.03%	9.14%
Portfolio turnover rate	14%		30%	19%	31%	42%	16%		35%	35%	33%	20%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	Capital Growth Portfolio						Nasdaq-100® Index Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$30.73		$27.00	$27.68	$20.29	$15.00	$6.85		$5.85	$5.69	$4.78	$3.11
Operations:
Net investment income (loss)	(0.06)		(0.03)	(0.19)	(0.11)	—	0.04		0.06	0.02	0.02	0.01
Net realized and unrealized gain (loss) on investments	4.05		3.76	(0.49)	7.50	5.29	0.63		0.99	0.16	0.91	1.66

Total from operations	3.99		3.73	(0.68)	7.39	5.29	0.67		1.05	0.18	0.93	1.67

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.05)	(0.02)	(0.02)	—

Net asset value, end of period	$34.72		$30.73	$27.00	$27.68	$20.29	$7.52		$6.85	$5.85	$5.69	$4.78

Total return	12.98	%(b)	13.81%	–2.46%	36.42%	35.27%	9.78	%(b)	17.88%	3.19%	19.38%	53.70%
Ratios and supplemental data:
Net assets at end of period (millions)	$64.5		$55.1	$51.1	$52.4	$36.8	$69.5		$68.5	$55.5	$54.9	$47.6
Ratios to average net assets:
Expenses	1.02	%(a)	1.04%	1.02%	1.04%	1.07%	0.52	%(a)	0.53%	0.52%	0.54%	0.56%
Net investment income (loss)	–0.34	%(a)	–0.10%	–0.64%	–0.50%	0.02%	0.87	%(a)	0.98%	0.41%	0.39%	0.19%
Portfolio turnover rate	19%		42%	44%	56%	67%	11%		25%	44%	30%	29%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	Bristol Portfolio						Bryton Growth Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$13.01		$11.56	$12.51	$11.12	$8.23	$13.70		$12.31	$13.57	$10.94	$8.06
Operations:
Net investment income (loss)	0.04		0.09	0.06	0.07	0.06	(0.05)		(0.07)	(0.08)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.84		1.43	(0.95)	1.39	2.89	2.09		1.46	(1.18)	2.69	2.93

Total from operations	1.88		1.52	(0.89)	1.46	2.95	2.04		1.39	(1.26)	2.63	2.88

Distributions:
Distributions from net investment income	—		(0.07)	(0.06)	(0.07)	(0.06)	—		—	—	—	—

Net asset value, end of period	$14.89		$13.01	$11.56	$12.51	$11.12	$15.74		$13.70	$12.31	$13.57	$10.94

Total return	14.45	%(b)	13.19%	–7.16%	13.10%	35.83%	14.89	%(b)	11.29%	–9.29%	24.04%	35.73%
Ratios and supplemental data:
Net assets at end of period (millions)	$219.2		$204.9	$192.7	$182.6	$142.8	$167.1		$157.7	$155.4	$137.4	$113.4
Ratios to average net assets:
Expenses	0.83	%(a)	0.85%	0.84%	0.86%	0.89%	0.90	%(a)	0.93%	0.91%	0.93%	0.96%
Net investment income (loss)	0.54	%(a)	0.68%	0.52%	0.70%	0.79%	–0.60	%(a)	–0.57%	–0.67%	–0.49%	–0.64%
Portfolio turnover rate	163%		244%	198%	253%	223%	81%		152%	156%	118%	82%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	U.S. Equity Portfolio						Balanced Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$11.43		$10.03	$10.23	$9.16	$7.91	$15.76		$13.91	$13.87	$13.13	$10.74
Operations:
Net investment income	0.03		0.08	0.07	0.08	0.07	0.03		0.10	0.31	0.32	0.29
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	1.64		1.38	(0.27)	1.06	1.24	1.34		1.75	(0.00)	0.70	2.39

Total from operations	1.67		1.46	(0.20)	1.14	1.31	1.37		1.85	0.31	1.02	2.68

Distributions:
Distributions from net investment income	—		(0.06)	—	(0.07)	(0.06)	—		—	(0.27)	(0.28)	(0.29)

Net asset value, end of period	$13.10		$11.43	$10.03	$10.23	$9.16	$17.13		$15.76	$13.91	$13.87	$13.13

Total return	14.61	%(b)	14.61%	–1.96%	12.46%	16.57%	8.69	%(b)	13.30%	2.29%	7.78%	24.92%
Ratios and supplemental data:
Net assets at end of period (millions)…	$18.0		$15.6	$13.3	$14.5	$14.6	$125.8		$77.1	$17.1	$14.5	$13.6
Ratios to average net assets:
Expenses	0.98	%(a)	1.02%	0.99%	1.01%	1.04%	0.76	%(a)	0.86%	0.94%	0.99%	1.08%
Net investment income	0.45	%(a)	0.73%	0.61%	0.86%	0.90%	1.11	%(a)	1.90%	2.33%	2.48%	2.99%
Portfolio turnover rate	13%		53%	75%	98%	173%	26%		60%	47%	56%	72%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Financial Highlights

	Income Opportunity Portfolio						Target VIP Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$12.73		$11.86	$11.99	$11.19	$9.89	$10.10		$8.89	$9.11	$7.72	$6.81
Operations:
Net investment income (loss)	0.04		0.19	0.11	0.08	0.01	0.07		0.18	0.10	0.13	0.11
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	1.66		0.68	(0.24)	0.72	1.29	1.27		1.17	(0.23)	1.37	0.90

Total from operations	1.70		0.87	(0.13)	0.80	1.30	1.34		1.35	(0.13)	1.50	1.01

Distributions:
Distributions from net investment income	—		—	—	—	—	—		(0.14)	(0.09)	(0.11)	(0.10)

Net asset value, end of period	$14.43		$12.73	$11.86	$11.99	$11.19	$11.44		$10.10	$8.89	$9.11	$7.72

Total return	13.35	%(b)	7.34%	–1.08%	7.15%	13.14%	13.27	%(b)	15.24%	–1.41%	19.47%	14.77%
Ratios and supplemental data:
Net assets at end of period (millions)	$10.0		$9.4	$10.8	$9.6	$6.7	$22.9		$21.2	$20.5	$21.9	$20.6
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.19	%(a)	1.19%	1.18%	1.27%	1.56%	0.83	%(a)	0.87%	0.84%	0.82%	0.83%
Net investment income (loss)	0.44	%(a)	1.12%	1.04%	0.89%	0.40%	1.25	%(a)	1.73%	1.07%	1.50%	1.53%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.19	%(a)	1.19%	1.18%	1.30%	1.56%	0.83	%(a)	0.87%	0.84%	0.82%	0.83%
Net investment income (loss)	0.44	%(a)	1.12%	1.04%	0.87%	0.40%	1.25	%(a)	1.73%	1.07%	1.50%	1.53%
Portfolio turnover rate	40%		53%	114%	92%	200%	66%		70%	79%	92%	91%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Financial Highlights

	Target Equity/Income Portfolio						Bristol Growth Portfolio
	Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2013 (Unaudited)		Years Ended December 31,
			2012	2011	2010	2009			2012	2011	2010	2009
Selected per-share data:
Net asset value, beginning of period	$8.18		$7.52	$8.61	$7.07	$6.41	$10.66		$9.63	$9.84	$8.75	$6.15
Operations:
Net investment income	0.08		0.22	0.15	0.12	0.15	0.02		0.06	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.30		0.61	(1.11)	1.52	0.64	1.28		1.02	(0.21)	1.10	2.59

Total from operations	1.38		0.83	(0.96)	1.64	0.79	1.30		1.08	(0.17)	1.12	2.60

Distributions:
Distributions from net investment income	—		(0.17)	(0.13)	(0.10)	(0.13)	—		(0.05)	(0.04)	(0.03)	—

Net asset value, end of period	$9.56		$8.18	$7.52	$8.61	$7.07	$11.96		$10.66	$9.63	$9.84	$8.75

Total return	16.87	%(b)	11.08%	–11.09%	23.23%	12.33%	12.20	%(b)	11.20%	–1.77%	12.79%	42.28%
Ratios and supplemental data:
Net assets at end of period (millions)	$23.8		$21.9	$21.6	$26.6	$22.6	$115.4		$108.0	$99.9	$85.3	$10.5
Ratios to average net assets:
Expenses	0.80	%(a)	0.84%	0.78%	0.78%	0.79%	0.88	%(a)	0.92%	0.90%	0.93%	1.29%
Net investment income	1.63	%(a)	2.48%	1.75%	1.56%	2.03%	0.38	%(a)	0.57%	0.41%	0.63%	0.26%
Portfolio turnover rate	76%		83%	99%	90%	95%	151%		229%	187%	268%	218%

(a)	Annualized.

(b)	Not annualized.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2013 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”), as an open-end management investment company. The Fund consists of twenty-four separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢	Money Market Portfolio — Maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	Millennium Portfolio — Capital growth by investing primarily in common stocks of small sized companies.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of foreign small and mid-cap companies.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢	Capital Growth Portfolio — Long-term capital appreciation by investing primarily in an actively managed portfolio of equity securities of small cap growth companies.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

U.S. Equity Portfolio — Capital appreciation with a secondary objective of capital preservation to provide long term growth by investing at least 80% of its net assets in equity securities traded in the U.S. within under-priced sectors and industries.

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

¢	Income Opportunity Portfolio — Modest capital appreciation and maximization of realized gains by investing in equity securities traded in the U.S.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

¢	Target Equity/Income Portfolio — Above average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies.

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares

Equity	25,000,000
Money Market	55,000,000
Bond	30,000,000
Omni	10,000,000
International	45,000,000
Capital Appreciation	15,000,000
Millennium	10,000,000
International Small-Mid Company	10,000,000
Aggressive Growth	10,000,000
Small Cap Growth	10,000,000
Mid Cap Opportunity	10,000,000
S&P 500® Index	35,000,000

Portfolio	Authorized Shares

Strategic Value	40,000,000
High Income Bond	45,000,000
Capital Growth	10,000,000
Nasdaq-100® Index	25,000,000
Bristol	40,000,000
Bryton Growth	35,000,000
U.S. Equity	10,000,000
Balanced	25,000,000
Income Opportunity	10,000,000
Target VIP	10,000,000
Target Equity/Income	10,000,000
Bristol Growth	25,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Various investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7 of the 40 Act. In all Portfolios of the Fund, fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the mean between the daily close bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Repurchase agreements are valued at amortized cost, which approximates fair value.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those in North or South America, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2013:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$196,251,925	$—	$—
	Money Market Funds	4,289,000	—	—

		$200,540,925	$—	$—

Money Market *	Commercial Paper**	$—	$169,997,168	$—
	U.S. Government Agency Issues	—	9,999,688	—
	U.S. Treasury Obligations	—	11,999,690	—
	Money Market Funds	30,000,000	—	—

		$30,000,000	$191,996,546	$—

Bond	Corporate Bonds**	$—	$141,457,697	$—
	Money Market Funds	4,656,000	—	—

		$4,656,000	$141,457,697	$—

Omni	Common Stocks**	$25,991,460	$—	$—
	Corporate Bonds**	—	6,553,314	—
	U.S. Treasury Obligations	—	313,765	—
	Money Market Funds	1,131,000	—	—

		$27,122,460	$6,867,079	$—

International	Common Stocks**	$19,517,388	$143,617,488	$—
	Preferred Stocks**	1,101,078	—	—
	U.S. Treasury Obligations	—	334,990	—
	Money Market Funds	8,300,182	—	—

		$28,918,648	$143,952,478	$—

	Foreign currency contracts	$72,527	$—	$—

	Futures contracts	$(46,586)	$—	$—

Capital Appreciation	Common Stocks**	$116,946,600	$4,382,370	$—
	Money Market Funds	3,126,000	—	—

		$120,072,600	$4,382,370	$—

Millennium	Common Stocks**	$36,075,690	$—	$—
	Money Market Funds	992,000	—	—

		$37,067,690	$—	$—

International Small-Mid Company	Common Stocks**	$10,183,171	$50,076,978	$—
	Exchange Traded Funds	920,040	—	—
	Money Market Funds	6,577,474	—	—

		$17,680,685	$50,076,978	$—

Aggressive Growth	Common Stocks**	$27,185,660	$5,292,899	$—

		$27,185,660	$5,292,899	$—

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Small Cap Growth	Common Stocks**	$41,511,827	$—	$—
	Money Market Funds	3,628,000	—	—

		$45,139,827	$—	$—

Mid Cap Opportunity.	Common Stocks**	$73,065,976	$—	$—
	Money Market Funds	828,000	—	—

		$73,893,976	$—	$—

S&P 500® Index	Common Stocks**	$229,292,321	$—	$—
	Exchange Traded Funds	11,628,727	—	—

		$240,921,048	$—	$—

Strategic Value	Common Stocks**	$205,836,969	$66,525,454	$—
	Money Market Funds	2,579,000	—	—

		$208,415,969	$66,525,454	$—

High Income Bond	Corporate Bonds**	$—	$292,871,521	$—
	Common Stocks**	147,996	—	—
	Preferred Stocks**	328,884	—	—
	Warrants**	162,974	—	—
	Other**	34,261	—	—
	Money Market Funds	809,000	—	—

		$1,483,115	$292,871,521	$—

Capital Growth	Common Stocks**	$62,911,407	$—	$—
	Money Market Funds	1,496,000	—	—

		$64,407,407	$—	$—

Nasdaq-100® Index	Common Stocks**	$68,680,312	$—	$—
	Exchange Traded Funds	656,200	—	—

		$69,336,512	$—	$—

Bristol	Common Stocks**	$208,179,647	$—	$—
	Money Market Funds	2,407,000	—	—

		$210,586,647	$—	$—

Bryton Growth	Common Stocks**	$160,154,868	$—	$—
	Money Market Funds	4,040,000	—	—

		$164,194,868	$—	$—

U.S. Equity	Common Stocks**	$17,863,736	$—	$—
	Money Market Funds	88,000	—	—

		$17,951,736	$—	$—

Balanced	Common Stocks**	$75,433,637	$—	$—
	Corporate Bonds**	—	32,363,588	—
	U.S. Treasury Obligations	—	13,989,898	—
	Exchange Traded Funds	829,290	—	—
	Purchased Options	430,000	—	—
	Money Market Funds	4,184,000	—	—

		$80,876,927	$46,353,486	$—

	Written Options	$(326,500)	$—	$—

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Income Opportunity	Common Stocks**	$9,712,431	$—	$—
	Purchased Options	64,500	—	—
	Money Market Funds	172,000	—	—

		$9,948,931	$—	$—

	Written Options	$(48,975)	$—	$—

Target VIP	Common Stocks**	$22,437,867	$—	$—
	Money Market Funds	378,000	—	—

		$22,815,867	$—	$—

Target Equity/Income	Common Stocks**	$23,416,951	$—	$—
	Money Market Funds	336,000	—	—

		$23,752,951	$—	$—

Bristol Growth	Common Stocks**	$108,936,749	$—	$—
	Money Market Funds	2,541,000	—	—

		$111,477,749	$—	$—

*	At June 30, 2013, the Money Market Portfolio’s investments, with the exception of money market funds, were valued using amortized cost, in accordance with rules under the 40 Act. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are considered to be valued using Level 2 inputs.
**	For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end. In the International Portfolio, there was one transfer of a security, which was reported in the Level 1 pricing category at December 31, 2012, to Level 2 at June 30, 2013. This security was that Portfolio’s holding of TAG Immobilien AG common stock. The fair valuation service provider reported that the security did not meet the minimum predictability threshold at December 31, 2012, and was not fair valued in the prior period; whereas at June 30, 2013, the security met the threshold to be fair valued. The value of this holding was $622,350 and $715,630 at June 30, 2013 and December 31, 2012, respectively.

There were no securities in Level 3 during the six-month period ended June 30, 2013.

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. Securities of foreign issuers that are purchased by the Money Market Portfolio are limited to 50% of that Portfolio’s assets and must be denominated in U.S. dollars and held in custody in the United States of America. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(2) commercial paper is issued pursuant to Section 4(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Money Market, Bond, and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income and net capital gains from the remaining Portfolios are declared and paid to shareholders periodically as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund, excluding the Money Market Portfolio, may also fully or partially satisfy its distribution requirements by using consent dividends rather than cash dividends. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The Fund’s management and its tax agent, U.S. Bancorp Fund Services, LLC, perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million 0.74% of next $800 million 0.70% over $1 billion
Bond
0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion
International [2]
0.85% of first $100 million 0.80% of next $100 million 0.70% over $200 million
Millennium
0.80% of first $150 million 0.75% of next $150 million 0.70% of next $300 million 0.65% over $600 million

Money Market
0.30% of first $100 million[1] 0.25% of next $150 million 0.23% of next $250 million 0.20% of next $500 million 0.15% over $1 billion
Omni
0.60% of first $100 million 0.50% of next $150 million 0.45% of next $250 million 0.40% of next $500 million 0.30% of next $1 billion 0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million 0.75% of next $300 million 0.65% of next $600 million 0.60% over $1 billion

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

Aggressive Growth
0.80% of first $100 million 0.75% of next $400 million 0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million 0.80% of next $100 million 0.75% of next $300 million 0.70% over $500 million
Strategic Value
0.75% of first $100 million 0.70% of next $400 million 0.65% over $500 million
Capital Growth
0.90% of first $100 million 0.85% of next $100 million 0.80% of next $300 million 0.75% over $500 million
Bristol
0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million
U.S. Equity
0.75% of first $200 million 0.70% of next $300 million 0.65% over $500 million
Balanced
0.65% of first $200 million 0.60% of next $300 million 0.55% over $500 million
Target VIP
0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million

International Small-Mid Company
1.00% of first $100 million 0.90% of next $100 million 0.85% over $200 million
Small Cap Growth
0.90% of first $150 million 0.80% of next $150 million 0.75% over $300 million
S&P 500® Index
0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million
High Income Bond
0.75% of first $75 million 0.70% of next $75 million 0.65% of next $75 million 0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million 0.35% of next $150 million 0.33% over $250 million
Bryton Growth
0.85% of first $100 million 0.75% of next $400 million 0.70% over $500 million
Income Opportunity
0.80% of first $200 million 0.75% of next $300 million 0.70% over $500 million
Target Equity/Income
0.60% of first $100 million 0.55% of next $400 million 0.50% over $500 million
Bristol Growth
0.80% of first $100 million 0.70% of next $400 million 0.65% over $500 million

[1]

For the six-month period ended June 30, 2013, ONI waived advisory fees in excess of an annualized rate of 0.25% of the first $100 million of average daily net assets in the Money Market Portfolio. Waivers related to the Money Market Portfolio are voluntary and are not subject to recoupment in subsequent periods. The amount of the waiver for the six-month period ended June 30, 2013 was $25,000. If ONI did not agree to reimburse these expenses, the total expenses incurred by the Money Market Portfolio for the six-month period ended June 30, 2013 would have been higher than the net expenses reflected in the Statements of Operations.

[2]

Effective June 1, 2013, ONI agreed to waive advisory fees equal to an annualized rate of 0.44% of the first $200 million, and 0.39% thereafter, of average daily net assets in the International Portfolio. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver will continue for a yet undetermined amount of time. The amount of the waiver for the six-month period ended June 30, 2013 was $64,613. If ONI did not agree to reimburse these expenses, the total expenses incurred by the International Portfolio for the six-month period ended June 30, 2013 would have been higher than the net expenses reflected in the Statements of Operations.

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, Millennium, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced, Income Opportunity, Target VIP, Target Equity/Income, and Bristol Growth Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with Legg Mason Capital Management, Inc. (“Legg Mason”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Neuberger Berman Management LLC (“Neuberger Berman”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), Eagle Asset Management, Inc. (“Eagle”), ICON Advisers, Inc. (“ICON”), and First Trust Advisors L.P. (“First Trust”), to manage the investment of those Portfolios’ assets, subject to the supervision of ONI. As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (Legg Mason)
0.40% of first $200 million 0.38% over $200 million
International (Federated Global) [3]
0.40% of first $200 million 0.35% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million 0.50% of next $30 million 0.35% of next $25 million 0.25% of next $335 million 0.22% of next $600 million 0.20% over $1 billion
Aggressive Growth (Janus)
0.55% of first $100 million 0.50% of next $400 million 0.45% over $500 million
Mid Cap Opportunity (GSAM)
0.60% of first $100 million 0.55% of next $100 million 0.50% over $200 million
High Income Bond (Federated Investment)
0.50% of first $30 million 0.40% of next $20 million 0.30% of next $25 million 0.25% over $75 million
Bristol (Suffolk)
0.45% of first $100 million 0.40% of next $400 million 0.35% over $500 million
U.S. Equity (ICON)
0.50% of first $200 million 0.45% of next $300 million 0.40% over $500 million
Income Opportunity (ICON)
0.55% of first $200 million 0.50% of next $300 million 0.45% over $500 million

Omni (Suffolk)
0.30% of first $100 million 0.25% of next $150 million 0.225% of next $250 million 0.20% of next $500 million 0.15% of next $1 billion 0.125% over $2 billion
Millennium (Neuberger Berman)
0.55% of first $150 million 0.50% of next $150 million 0.40% over $300 million
International Small-Mid Company (Federated Global)
0.75% of first $100 million 0.65% over $100 million
Small Cap Growth (Janus)
0.60% of first $150 million 0.50% over $150 million
Strategic Value (Federated Equity)
0.50% of first $35 million 0.35% of next $65 million 0.25% over $100 million
Capital Growth (Eagle)
0.59% of first $100 million 0.55% of next $100 million 0.50% over $200 million
Bryton Growth (Suffolk)
0.50% of first $100 million 0.45% of next $400 million 0.40% over $500 million
Balanced (ICON)
0.40% of first $200 million 0.35% of next $300 million 0.30% over $500 million
Target VIP and Target Equity/Income (First Trust)
0.35% of first $500 million 0.25% over $500 million

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

Bristol Growth (Suffolk)
0.45% of first $100 million 0.40% of next $400 million 0.35% over $500 million

[3]

Effective June 1, 2013, Federated Global agreed to waive sub-advisory fees equal to an annualized rate of 0.40% of the first $200 million, and 0.35% thereafter, of average daily net assets in the International Portfolio. Waivers related to the International Portfolio are voluntary and are not subject to recoupment in subsequent periods. This waiver will continue for a yet undetermined amount of time. The amount of the waiver for the six-month period ended June 30, 2013 was $58,740. As sub-advisory fees represent an expense of ONI rather than the Fund, the expenses of the International Portfolio are unaffected by the sub-advisory fee waiver.

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 84.7% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2013 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2013.

During the six-month period ended June 30, 2013, ONI voluntarily reimbursed the amount of daily gross expenses of the Money Market Portfolio in excess of daily income earned by the Portfolio. The amount reimbursed to the Portfolio for the six-month period ended June 30, 2013 was $328,728, of which $ 48,908 was receivable from ONI at June 30, 2013. This reimbursement is also not subject to recoupment in subsequent periods.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary to perform the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for such costs. For the six-month period ended June 30, 2013, the Fund incurred compliance expenses totaling $140,472, which was equally allocated to the Portfolios. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is currently paid a quarterly retainer fee of $11,000, $3,000 for each Board meeting attended, $1,000 for each Audit Committee meeting attended, and $500 for each other Board committee or independent directors meetings attended. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250. For the six-month period ended June 30, 2013, directors’ compensation and reimbursement of director expenses by the Fund totaled $186,868.

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as the accounting agent for all but the International and International Small-Mid Company Portfolios. U.S. Bank Institutional Trust & Custody, 425 Walnut Street, Cincinnati, Ohio serves as the custodian for all but the International and International Small-Mid Company Portfolios. The accounting agent and custodian for the International and International Small-Mid Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania Ave., Kansas City, Missouri. For assets held outside the United States, U.S. Bank and State Street Bank-Kansas City enter into sub-custodial agreements, subject to approval by the Board.

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2013 and the year ended December 31, 2012 were as follows:

	Equity		Money Market		Bond
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	212,942	623,661	11,335,149	17,885,924	1,139,087	3,488,174
Capital shares issued on reinvested dividends	—	121,339	—	—	—	—
Capital shares redeemed	(798,512)	(2,033,054)	(10,496,732)	(20,644,112)	(2,584,008)	(3,594,023)

Net increase/(decrease)	(585,570)	(1,288,054)	838,417	(2,758,188)	(1,444,921)	(105,849)

	Omni		International		Capital Appreciation
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	64,553	161,999	871,439	1,497,944	251,880	519,553
Capital shares issued on reinvested dividends	—	26,019	—	—	—	30,035
Capital shares redeemed	(201,597)	(492,128)	(1,203,116)	(3,706,950)	(508,241)	(1,339,064)

Net increase/(decrease)	(137,044)	(304,110)	(331,677)	(2,209,006)	(256,361)	(789,476)

	Millennium		International Small-Mid Company		Aggressive Growth
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	73,217	136,922	188,411	485,545	453,644	1,042,101
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(179,325)	(383,783)	(288,068)	(742,828)	(718,585)	(882,813)

Net increase/(decrease)	(106,108)	(246,861)	(99,657)	(257,283)	(264,941)	159,288

	Small Cap Growth		Mid Cap Opportunity		S&P 500® Index
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	593,195	626,681	372,248	549,005	1,894,278	3,730,507
Capital shares issued on reinvested dividends	—	—	—	—	—	189,836
Capital shares redeemed	(355,510)	(767,540)	(410,374)	(831,618)	(1,524,867)	(3,031,332)

Net increase/(decrease)	237,685	(140,859)	(38,126)	(282,613)	369,411	889,011

	Strategic Value		High Income Bond		Capital Growth
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	1,260,961	23,078,732	1,685,176	6,070,090	344,955	427,102
Capital shares issued on reinvested dividends	—	351,423	—	—	—	—
Capital shares redeemed	(2,485,702)	(3,236,694)	(2,805,109)	(5,662,829)	(281,677)	(526,289)

Net increase/(decrease)	(1,224,741)	20,193,461	(1,119,933)	407,261	63,278	(99,187)

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

	Nasdaq-100® Index		Bristol		Bryton Growth
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	1,316,450	3,852,022	478,622	2,698,502	457,422	2,464,569
Capital shares issued on reinvested dividends	—	65,966	—	89,395	—	—
Capital shares redeemed	(2,078,129)	(3,392,616)	(1,506,076)	(3,705,062)	(1,352,711)	(3,580,153)

Net increase/(decrease)	(761,679)	525,372	(1,027,454)	(917,165)	(895,289)	(1,115,584)

	U.S. Equity		Balanced		Income Opportunity
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	96,847	261,888	3,243,676	4,132,176	79,741	293,125
Capital shares issued on reinvested dividends	—	7,717	—	—	—	—
Capital shares redeemed	(87,096)	(237,667)	(792,561)	(464,792)	(128,223)	(466,598)

Net increase/(decrease)	9,751	31,938	2,451,115	3,667,384	(48,482)	(173,473)

	Target VIP		Target Equity/Income		Bristol Growth
	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012	Six-month Period Ended 6/30/2013	Year Ended 12/31/2012
Capital shares issued on sales	59,671	292,064	86,021	575,533	407,337	2,078,689
Capital shares issued on reinvested dividends	—	29,837	—	55,864	—	44,746
Capital shares redeemed	(151,261)	(535,048)	(282,728)	(825,534)	(895,001)	(2,365,571)

Net increase/(decrease)	(91,590)	(213,147)	(196,707)	(194,137)	(487,664)	(242,136)

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2013 were as follows:

	Equity	Bond	Omni	International	Capital Appreciation
Cost of purchases	$42,487,438	$7,380,748	$41,374,863	$56,534,786	$34,099,782
Proceeds from sales	$57,365,463	$17,343,231	$43,383,842	$60,507,899	$39,522,433

	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity
Cost of purchases	$50,111,571	$20,136,833	$8,985,248	$22,203,959	$15,934,455
Proceeds from sales	$53,691,002	$23,818,160	$9,294,938	$20,884,237	$16,953,592

	S&P 500® Index	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index
Cost of purchases	$14,509,676	$37,790,685	$47,520,050	$11,983,702	$7,591,766
Proceeds from sales	$7,632,555	$47,912,375	$55,494,621	$11,372,107	$12,230,462

	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity
Cost of purchases	$348,127,405	$129,599,168	$2,230,860	$52,098,840	$3,881,940
Proceeds from sales	$369,077,604	$143,571,240	$2,231,523	$22,948,023	$5,103,367

	Target VIP	Target Equity/Income	Bristol Growth
Cost of purchases	$14,535,204	$17,453,930	$168,188,610
Proceeds from sales	$15,550,447	$18,979,061	$176,216,128

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2013 were as follows:

	Bond	Omni	Balanced
Cost of purchases	$3,027,344	$—	$13,552,336
Proceeds from sales	$11,045,781	$113,844	$2,979,149

(6)	Financial Instruments

The Fund’s Portfolios, other than the Money Market Portfolio, may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

The Balanced and Income Opportunity Portfolios wrote call options and purchased put options on the S&P 500 Index during the six-month period ended June 30, 2013. These instruments were used by the Portfolios to provide a hedge against equity price risk. During a period in which the prices of the Portfolios’ common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolios.

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The Balanced and Income Opportunity Portfolios’ written call options are collateralized by cash and/or securities held with the Portfolios’ prime broker and in segregated accounts at the Portfolios’ custodian. Such collateral for the Portfolios is restricted from use. The cash collateral or borrowings from the prime broker, if necessary, are included on the Statements of Assets and Liabilities. The securities pledged as collateral are noted as such on the Portfolios’ Schedules of Investments. Written and purchased options are non-income producing securities.

The activity in the number of option contracts written and the premiums received by the Balanced Portfolio for the six-month period ended June 30, 2013 was as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	540	959,683
Options exercised	—	—
Options expired	—	—
Options closed	(440)	(703,020)

Options outstanding, end of period	100	$256,663

Transactions involving purchased options by the Balanced Portfolio for the six-month period ended June 30, 2013 were: Cost of purchases: $1,561,475, Proceeds from sales: $660,180, Expirations: $926,987.

The activity in the number of option contracts written and the premiums received by the Income Opportunity Portfolio for the six-month period ended June 30, 2013 was as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	98	166,460
Options exercised	—	—
Options expired	—	—
Options closed	(83)	(127,961)

Options outstanding, end of period	15	$38,499

Transactions involving purchased options by the Income Opportunity Portfolio for the six-month period ended June 30, 2013 were: Cost of purchases: $250,006, Proceeds from sales: $77,007, Expirations: $129,103.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At June 30, 2013, there was one outstanding futures contract in the International Portfolio. Details of this contract were as follows:

Type	Description	Expiration	Number of Contracts	Counterparty	Contract at Value	Initial contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	Dax Index Future Sept. 2013	September 20, 2013	6	JP Morgan Securities Inc.	$1,555,439	$1,602,025	$(46,586)	$(7,054)

The International Portfolio’s holdings of U.S. Treasury Bills, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2013 as collateral for this contract. The cost and value of the amount pledged at June 30, 2013 were $334,969 and $334,990, respectively.

This futures contract was executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the six-month period ended June 30, 2013. These were executed for similar purposes as those for futures contracts outstanding at June 30, 2013. For the six-month period ended June 30, 2013, the notional values of futures contracts opened and closed prior to contract settlement date by the International Portfolio were approximately $9.0 million and $9.4 million, respectively.

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio, other than the Money Market Portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

Details of the foreign currency contracts outstanding in the International Portfolio at June 30, 2013 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
April 5, 2013	July 9, 2013	BARC	1,746,135,000 CLP	$3,676,074	$3,432,680	$(243,394)[1]
June 19, 2013	July 9, 2013	MSCS	2,260,000 EUR	$3,002,772	$2,941,810	$(60,962)[2]
June 13, 2013	September 20, 2013	MSCS	3,500,000 GBP	$5,484,850	$5,320,544	$(164,306)
June 13, 2013	September 20, 2013	JPM	5,500,000 GBP	$8,626,668	$8,360,855	$(265,813)
June 10, 2013	September 12, 2013	BARC	109,900,000 INR	$1,858,302	$1,826,772	$(31,530)
June 10, 2013	September 12, 2013	HSBC	47,100,000 INR	$795,877	$782,902	$(12,975)
June 4, 2013	August 13, 2013	BARC	21,930,077 NOK	$3,761,140	$3,605,059	$(156,081)[3]
April 8, 2013	July 11, 2013	HSBC	77,300,000 RUB	$2,436,180	$2,348,911	$(87,269)
May 10, 2013	August 13, 2013	HSBC	20,000,000 SEK	$3,036,007	$2,979,494	$(56,513)[4]

				$32,677,870	$31,599,027	$(1,078,843)

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized appreciation (depreciation)
May 9, 2013	July 9, 2013	BARC	$ 3,658,743	1,746,135,000 CLP	$3,432,680	$226,063	[1]
April 5, 2013	July 9, 2013	MSCS	$ 2,941,141	2,260,000 EUR	$2,941,810	$(669)[2]
June 13, 2013	September 20, 2013	MSCS	$ 8,255,887	781,295,831 JPY	$7,880,463	$375,424
June 13, 2013	September 20, 2013	HSBC	$ 8,439,393	798,704,168 JPY	$8,056,051	$383,342
April 5, 2013	July 9, 2013	MSCS	$ 3,637,317	4,160,000,000 KRW	$3,641,240	$(3,923)
May 9, 2013	August 13, 2013	BARC	$ 3,775,840	21,930,077 NOK	$3,605,059	$170,781	[3]
May 17, 2013	August 13, 2013	HSBC	$ 186,570	1,250,000 SEK	$186,218	$352	[4]

			$ 30,894,891		$29,743,521	$1,151,370

Counterparties	Currencies
BARC – Barclays Bank PLC	CLP – Chilean Peso
MSCS – Morgan Stanley Capital Services, Inc.	EUR – Euro
JPM – JPMorgan Chase Bank, N.A.	GBP – British Pound
HSBC – HSBC Bank USA, N.A.	INR – Indian Rupee
NOK – Norwegian Krone
RUB – New Russian Ruble
SEK – Swedish Krona
JPY – Japanese Yen
KRW – South Korean Won

Contracts subject to either party’s election to net settlement, per terms of master agreements with respective counterparties:

	Net Contract at Value	Net Unrealized Appreciation (Depreciation)
[1]	$ —	$ (17,331)
[2]	$ —	$ (61,631)
[3]	$ —	$ 14,700
[4]	$ 2,793,276	$ (56,161)

Foreign currency contracts were executed in the International Portfolio in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolio’s investments that were either under-weighted or over-weighted in relation to the Portfolio’s benchmark index. The Portfolio was under-weighted in equity investments within the countries of Great Britain, India, Russia, and Sweden. The Portfolio executed contracts to buy those countries’ currencies to mitigate the effects that volatility in those currencies’ exchange rates might otherwise have on the Portfolio’s performance relative to the benchmark. The Portfolio was

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

over-weighted in equity investments within Japan and South Korea and, likewise, executed contracts to sell those countries’ currencies in order to mitigate the effect that volatility in the exchange rate might otherwise have on relative performance.

The Portfolio entered into other foreign currency contracts during the six-month period for similar benchmark performance hedging purposes. The Portfolio also entered into contracts that were the inverse of previously executed contracts to effectively exit prior contracts earlier than stated contract delivery dates, as investment over-weights or under-weights were reduced, or as previously executed contracts resulted in an attractive return to the Portfolio. For the six-month period ended June 30, 2013, the notional value of foreign currency contracts executed by the International Portfolio were approximately $127 million for currencies bought and approximately $113 million for currencies sold.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended June 30, 2013, were as follows:

Portfolio	Instrument	Primary Risk Type	Value- Asset Derivatives	Value- Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$31,599,027	$(32,677,870)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$30,894,891	$(29,743,521)	(1)

	Futures contracts	Equity price	$1,555,439	$(1,602,025)	(2)

Balanced	Purchased options	Equity price	$430,000	$—	(3)

	Written options	Equity price	$—	$(326,500)	(4)

Income Opportunity	Purchased options	Equity price	$64,500	$—	(3)

	Written options	Equity price	$—	$(48,975)	(4)

(1)	Net unrealized appreciation on foreign currency contacts
(2)	Net unrealized appreciation on futures contracts
(3)	Investments in securities, at value
(4)	Options written, at value

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foeign currency contracts	Currency exchange rate	$107,765	$(676,832)	(1	),(2)

	Futures contracts	Equity price	$(147,689)	$(30,588)	(3	),(4)

Balanced	Purchased options	Equity price	$(901,227)	$28,831	(5	),(6)

	Written options	Equity price	$159,988	$(69,837)	(7	),(8)

Income Opportunity	Purchased options	Equity price	$(169,999)	$4,200	(5	),(6)

	Written options	Equity price	$18,981	$(10,476)	(7	),(8)

(1)	Net realized gain (loss) on foreign currency contracts
(2)	Change in unrealized appreciation/depreciation on foreign currency contracts
(3)	Net realized gain (loss) on futures contracts
(4)	Change in unrealized appreciation/depreciation on futures contracts
(5)	Net realized gain (loss) on investments
(6)	Change in unrealized appreciation/depreciation on investments
(7)	Net realized gain (loss) on written options
(8)	Change in unrealized appreciation/depreciation on written options

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

(7)	Federal Income Tax Information

At December 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains (Losses)	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(1)	Total Accumulated Earnings (Deficit)
Equity	$367,208	$—	$367,208	$(109,176,644)	$23,672,680	$(85,136,756)
Money Market	—	—	—	—	—	—
Bond	5,756,080	—	5,756,080	(13,095,188)	14,784,981	7,445,873
Omni	116,546	—	116,546	(4,281,450)	1,818,860	(2,346,044)
International.	5,607,011	—	5,607,011	(91,803,628)	36,434,497	(49,762,120)
Capital Appreciation	83,350	—	83,350	(9,467,074)	12,600,804	3,217,080
Millennium	—	—	—	(7,160,910)	1,985,715	(5,175,195)
International Small-Mid Company	324,350	—	324,350	(12,428,660)	14,693,887	2,589,577
Aggressive Growth	103,178	—	103,178	(926,592)	7,701,693	6,878,279
Small Cap Growth	1,231,899	4,665,376	5,897,275	—	1,764,497	7,661,772
Mid Cap Opportunity.	—	—	—	(24,689,868)	9,517,626	(15,172,242)
S&P 500® Index	741,137	—	741,137	(1,370,102)	44,464,029	43,835,064
Strategic Value	2,248,868	—	2,248,868	(6,052,041)	1,681,512	(2,121,661)
High Income Bond	21,490,144	4,485,600	25,975,744	—	16,141,992	42,117,736
Capital Growth	488,764	3,302,339	3,791,103	—	9,349,925	13,141,028
Nasdaq-100® Index	431,659	244,406	676,065	—	16,663,050	17,339,115
Bristol	563,023	7,883,154	8,446,177	—	9,315,151	17,761,328
Bryton Growth	7,458,993	4,746,750	12,205,743	—	(646,972)	11,558,771
U.S. Equity	22,445	—	22,445	(5,766,338)	2,148,659	(3,595,234)
Balanced	651,938	—	651,938	(344,425)	2,746,717	3,054,230
Income Opportunity	119,759	—	119,759	(178,081)	1,326,409	1,268,087
Target VIP	79,804	—	79,804	(6,313,615)	2,070,745	(4,163,066)
Target Equity/Income	116,187	—	116,187	(15,288,008)	1,382,038	(13,789,783)
Bristol Growth	1,134,150	5,795,060	6,929,210	—	4,870,688	11,799,898

(1)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarliy to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/(losses) on certain instruments.

For Federal income tax purposes, the following Portfolios had capital loss carry forwards as of December 31, 2012 that are available to offset future realized gains, if any:

	Total Loss Carryforward	Expiration
Portfolio		2016	2017	2018	No Expiration Short Term	No Expiration Long Term
Equity	$109,176,644	$58,736,517	$47,422,387	$3,017,740	$—	$—
Bond	13,095,188	3,572,434	9,522,754	—	—	—
Omni	4,281,450	—	4,281,450	—	—	—
International.	91,803,628	26,011,498	65,792,130	—	—	—
Capital Appreciation	9,467,074	—	9,467,074	—	—	—
Millennium	7,160,910	—	7,160,910	—	—	—
International Small-Mid Company	12,428,660	1,536,227	10,892,433	—	—	—
Aggressive Growth	926,592	—	705,621	—	220,971	—
Mid Cap Opportunity.	24,689,868	11,038,408	13,651,460	—	—	—
S&P 500® Index	1,370,102	—	58,164	1,311,938	—	—
Strategic Value	6,052,041	3,585,588	2,272,799	193,654	—	—
U.S. Equity	5,766,338	1,759,920	4,006,418	—	—	—
Balanced	344,425	—	344,425	—	—	—
Income Opportunity	178,081	—	37,641	140,440	—	—
Target VIP	6,313,615	—	6,313,615	—	—	—
Target Equity/Income	15,288,008	—	12,624,380	—	2,663,628	—

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The Board does not intend to authorize a distribution of any realized gain for a Portfolio until the capital loss carry over has been offset or expires.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act were effective for the Fund’s fiscal year ending December 31, 2012. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryovers may expire without being utilized due to the Act’s requirement that post-enactment capital losses be utilized before pre-enactment capital loss carryovers.

The tax characteristics of distributions paid to shareholders for the year ended December 31, 2012 were as follows:

Portfolio	Ordinary Income	Net Long-Term Capital Gains	Total Distribution Paid
Equity	$2,551,766	$—	$2,551,766
Omni	434,512	—	434,512
Capital Appreciation	681,205	—	681,205
S&P 500® Index	2,826,655	—	2,826,655
Strategic Value	3,918,367	—	3,918,367
Nasdaq-100® Index	447,911	—	447,911
Bristol	1,149,626	—	1,149,626
US Equity	86,203	—	86,203
Target VIP	297,777	—	297,777
Target Equity/Income	449,704	—	449,704
Bristol Growth	473,865	—	473,865

There were no distributions paid to shareholders for the six-month period ended June 30, 2013.

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

During the year ended December 31, 2012, the Fund recorded classifications within the composition of net assets for permanent book/tax differences. These classifications were as follows:

	Equity	Money Market	Bond	Omni	International	Capital Appreciation	Millennium	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Consent distributions
Paid in capital in excess of par value	$324,074	$—	$5,641,940	$73,015	$1,009,365	$43,504	$—	$729,334	$3,051	$1,520,145	$—	$408,791
Undistributed net investment income	(324,074)	—	(5,641,940)	(73,015)	(1,009,365)	(43,504)	—	(729,334)	(3,051)	—	—	(408,791)
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	—	(1,520,145)	—	—
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	(167,248)	—	—	—	(90,469)	—
Undistributed net investment income	—	—	—	—	—	—	167,248	—	—	69,184	90,469	—
Accumulated net realized gain (loss) on investments	—	—	—	—	—	—	—	—	—	(69,184)	—	—
Foreign currency related reclassifications
Undistributed net investment income	—	—	—	16	3,868,130	(648)	—	(74,888)	8	(18)	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(16)	(3,868,130)	648	—	74,888	(8)	18	—	—
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(16,079)	—	—	—	—	—	—	—	(846)	—	—	(61,826)
Accumulated net realized gain (loss) on investments	16,079	—	—	—	—	—	—	—	846	—	—	61,826
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	32,253	—	5,991	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	—	(32,253)	—	(5,991)	—	—	—	—	—	—
Other permanent differences
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	(295)	—
Undistributed net investment income	—	—	(2,664)	—	—	(4,526)	—	—	—	—	(32,488)	(4,734)
Accumulated net realized gain (loss) on investments	—	—	2,664	—	—	4,526	—	—	—	—	32,783	4,734

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

	Strategic Value	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity	Balanced	Income Opportunity	Target VIP	Target Equity/Income	Bristol Growth
Consent distributions
Paid in capital in excess of par value	$559,206	$22,704,018	$2,711,694	$4,882,212	$3,107,885	$22,416,519	$87,152	$57,455	$108,336	$24,083	$50,416	$7,814,376
Undistributed net investment income	(559,206)	(21,132,185)	—	(20,387)	(76,535)	(830,922)	(87,152)	(57,455)	(108,336)	(24,083)	(50,416)	(20,648)
Accumulated net realized gain (loss) on investments	—	(1,571,833)	(2,711,694)	(4,861,825)	(3,031,350)	(21,585,597)	—	—	—	—	—	(7,793,728)
Undistributed net investment losses
Paid in capital in excess of par value	—	—	—	—	—	—	—	—	—	—	—	—
Undistributed net investment income	—	—	96,135	—	—	766,536	—	—	—	—	—	—
Accumulated net realized gain (loss) on investments	—	—	(96,135)	—	—	(766,536)	—	—	—	—	—	—
Foreign currency related reclassifications
Undistributed net investment income	356,986	—	—	(37)	130	136	—	7	—	(50)	(145)	—
Accumulated net realized gain (loss) on investments	(356,986)	—	—	37	(130)	(136)	—	(7)	—	50	145	—
Real estate investment trust (REIT) reclassifications
Undistributed net investment income	(39)	—	(28,069)	—	—	111,045	—	76	7	—	—	—
Accumulated net realized gain (loss) on investments	39	—	28,069	—	—	(111,045)	—	(76)	(7)	—	—	—
Passive Foreign Investment Company (PFIC) reclassifications
Undistributed net investment income	—	—	—	—	238,448	—	—	—	—	—	—	104,112
Accumulated net realized gain (loss) on investments	—	—	—	—	(238,448)	—	—	—	—	—	—	(104,112)
Other permanent differences
Paid in capital in excess of par value	—	—	(2,376)	—	—	—	—	—	(66)	—	—	—
Undistributed net investment income	(1,097)	—	(14,700)	—	—	—	—	—	486	—	—	—
Accumulated net realized gain (loss) on investments	1,097	—	17,076	—	—	—	—	—	(420)	—	—	—

153	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The cost basis for federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2013 for federal income tax purposes.

	Equity	Bond	Omni	International	Capital Appreciation	Millennium
Gross unrealized:
Appreciation	$41,086,698	$8,939,805	$3,333,347	$27,663,747	$26,266,766	$4,386,933
Depreciation	(3,880,791)	(2,134,341)	(819,864)	(4,853,860)	(3,672,768)	(253,201)

Net unrealized:
Appreciation (Depreciation)	$37,205,907	$6,805,464	$2,513,483	$22,809,887	$22,593,998	$4,133,732

Aggregate cost of securities:	$163,335,018	$139,308,233	$31,476,056	$150,061,239	$101,860,972	$32,933,958

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value
Gross unrealized:
Appreciation	$14,241,934	$8,144,461	$6,066,773	$15,011,574	$82,172,307	$21,802,075
Depreciation	(1,146,305)	(775,929)	(1,889,976)	(1,146,918)	(12,417,761)	(2,752,679)

Net unrealized:
Appreciation (Depreciation)	$13,095,629	$7,368,532	$4,176,797	$13,864,656	$69,754,546	$19,049,396

Aggregate cost of securities:	$54,662,034	$25,110,027	$40,963,030	$60,029,320	$171,166,502	$255,892,027

	High Income Bond	Capital Growth	Nasdaq-100® Index	Bristol	Bryton Growth	U.S. Equity
Gross unrealized:
Appreciation	$12,777,580	$15,612,714	$21,475,340	$22,385,850	$19,768,197	$4,183,245
Depreciation	(4,092,843)	(2,177,519)	(1,543,309)	(5,366,574)	(5,491,920)	(58,975)

Net unrealized:
Appreciation (Depreciation)	$8,684,737	$13,435,195	$19,932,031	$17,019,276	$14,276,277	$4,124,270

Aggregate cost of securities:	$286,569,337	$50,972,212	$49,404,481	$193,567,371	$149,918,591	$13,827,466

	Balanced	Income Opportunity	Target VIP	Target Equity/ Income	Bristol Growth
Gross unrealized:
Appreciation	$9,294,684	$1,739,245	$3,828,516	$3,263,339	$10,081,314
Depreciation	(2,005,325)	(91,056)	(885,869)	(266,634)	(2,635,867)

Net unrealized:
Appreciation (Depreciation)	$7,289,359	$1,648,189	$2,942,647	$2,996,705	$7,445,447

Aggregate cost of securities:	$119,941,054	$8,300,742	$19,873,220	$20,756,246	$104,032,302

(8)	Legal Matters

In December 2007, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). The value of the proceeds received by the Target Equity/Income Portfolio as a result of the Merger was $1,772,400. Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

154	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2013 (Unaudited)

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. The Target Equity/Income Portfolio composes part of the Fund. On March 2, 2012, the Fund moved the U.S. Bankruptcy Court for the Southern District of New York to dismiss it from the Creditor Trust Action. The Court has yet to take any action on the motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target Equity/Income Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios, was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al., was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. On May 23, 2013, the Court heard oral arguments on the motion to dismiss. The Court has now taken the motion to dismiss under advisement. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess the litigation and any offers of settlement.

155

Ohio National Fund, Inc.

Additional Information (Unaudited)	June 30, 2013 (Unaudited)

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on May 21, 2013, the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved the continuation of the sub-advisory agreements with the Sub-Adviser (each a “Sub-Adviser,” and together the “Sub-Advisers”) for the Equity Portfolio and the Target Equity/Income Portfolio (collectively the Portfolios”), respectively. The Independent Directors were separately represented by independent legal counsel in connection with their consideration of the approval of the continuation of these agreements. At the meeting held on November 13, 2012, on recommendation of ONI (the “Adviser”), the investment adviser to both Portfolios, the Board had approved the continuation of these sub-advisory agreements only through May 31, 2013 due to poor performance. The Adviser had agreed to closely monitor the performance of each Portfolio, with the understanding that the Board would consider approving each agreement through November 30, 2013 at its May meeting and would focus primarily on the Portfolio’s performance in determining whether to do so.

At the May 21, 2013 meeting, the Directors noted that the Adviser is responsible for monitoring the investment performance and other responsibilities of the Sub-Advisers that have day-to-day responsibility for the investment decisions made for the Portfolios. They also noted that the Adviser reports to the Fund’s Board on its analysis of each Sub-Adviser’s performance at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Adviser will add or remove a particular Portfolio from a watchlist that it maintains. Watchlist criteria include, for example: (a) fund performance over various time periods; (b) fund risk issues, such as changes in key personnel involved with fund management or changes in investment philosophy or process; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Sub-Adviser. Both Portfolios were on the Adviser’s watchlist at the November 13, 2012 meeting for performance reasons.

In considering the sub-advisory agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio and its Sub-Adviser, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through April 30, 2013, (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group”), as well as management fee peer comparison charts showing where each Portfolio’s sub-advisory fee was located in the dispersion of its peer funds’ sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index; (4) comparative data regarding sub-advisory fees, including data regarding the fees charged by the Sub-Advisers for managing other institutional funds and institutional accounts using investment strategies and techniques similar to those used in managing the Portfolios; (5) comparative data regarding the expense ratio of each Portfolio, as compared to its Morningstar Peer Group; and (6) other information regarding the nature, extent and quality of services provided by the Sub-Advisers, as applicable. The Directors also took into account information on the services provided by the Adviser and each Sub-Adviser and performance, fee and expense ratio information regarding each Portfolio provided to them periodically throughout the year. They also met with a representative of the Adviser to review the relative performance of each Portfolio, as compared with its benchmark and peers.

The Independent Directors were assisted by experienced independent legal counsel throughout the contract review process. They discussed the proposed continuances in private session with such counsel at which no representatives of management, the Adviser or Sub-Adviser were present. The Independent Directors relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each sub-advisory agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each sub-advisory agreement.

Nature, Extent and Quality of Services.

The Board evaluated the nature, extent and quality of the sub-advisory services provided to the Portfolios by each Sub-Adviser. The Directors reviewed biographical information on each Sub-Adviser’s portfolio management and other professional staff, and each Sub-Adviser’s brokerage practices, including any soft dollar benefits received. The Directors also reviewed the performance record of each Portfolio managed by the applicable Sub-Adviser. The Directors took into account information they received during the previous year at Board meetings and other discussions and through periodic reports regarding each Sub-Adviser’s performance of its duties. The Board also considered the quality of each Sub-Adviser’s compliance program as it relates to the applicable Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services provided to each Portfolio.

Investment Performance.

A representative of the Adviser reviewed with the Directors each Portfolio’s performance year-to-date and for the 1-, 3- and 5-year periods ended April 30, 2013, as compared to the Portfolio’s Morningstar Peer Group and benchmark. A discussion of each Portfolio’s performance and the Board’s conclusions regarding that performance is set forth below.

156	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2013 (Unaudited)

Fees and Expenses.

The Board considered the fees paid each Sub-Adviser. The Board relied to a degree on the Adviser’s negotiation of each sub-advisory agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser had always passed on the decrease by reducing its advisory fee by the same amount. Additionally, the Board considered the fees charged by the Sub-Advisers to other investment companies managed by the applicable Sub-Adviser in the same style and, where applicable, to their separately managed institutional accounts, and had no concerns with those rates relative to the fees charged to the Portfolio. The Directors also recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and separately managed accounts.

Profitability.

The Board considered the reasonableness of the sub-advisory fees paid by the Adviser to each Sub-Adviser. The Directors relied on the ability of the Adviser to negotiate the terms of each sub-advisory agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with any Sub-Adviser. Accordingly, the cost of services provided by each Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the Sub-Advisers should not be a material factor in the Board’s deliberations.

Economies of Scale.

The Directors noted that each sub-advisory fee schedule contains breakpoints that would reduce the sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also noted that a Portfolio would realize additional economies of scale if the Portfolio’s assets increase over time proportionately more than certain other expenses. The Directors took into account that each Portfolio had not reached its first breakpoint.

Portfolio-by-Portfolio Analysis.

In addition to the foregoing, the Directors considered the specific factors and related conclusions set forth below with respect to each Portfolio’s performance and sub-advisory fees. The performance data described below for each Portfolio is for periods ending April 30, 2013 and the sub-advisory fee data described below is through the same date.

Equity Portfolio (Sub-Adviser – Legg Mason). The representative of the Adviser indicated, with regard to the Portfolio, that the Portfolio’s recent performance had been good. For the year-to-date and one-year periods, the Portfolio had outperformed its peer group (with relative peer group performance in the 24th and 28th percentile, respectively), although the Portfolio had slightly underperformed its benchmark index. He stated that he was relatively comfortable that the sub-adviser was demonstrating better judgment in its selection of securities, which suggested that the recent trend of outperformance may continue. He also reported that the Adviser had removed the Portfolio from the Adviser’s watchlist. The Directors remarked on the significant improvement in relative performance. The Directors also noted that the Portfolio’s sub-advisory fee was slightly above its peer group average, in the 62nd percentile. Overall, the Board concluded that the Portfolio’s performance was satisfactory and the sub-advisory fee was reasonable.

Target Equity/Income Portfolio (Sub-Adviser – First Trust). The representative of the Adviser indicated, with regard to the Target Equity/Income Portfolio, that the Portfolio’s recent performance had been good. For the year-to-date and one-year periods, the Portfolio had outperformed its benchmark and peer groups (with relative peer group performance in the 13th and 27th percentile, respectively). He noted that the Portfolio was a “quant” fund with a strategy that may be out of favor, as it has significantly underperformed its benchmark and peer group over the long term and significantly underperformed the Target VIP portfolio, the other quant fund portfolio of the Fund managed by the same Sub-Adviser. He reported that the Portfolio remains on the Adviser’s watchlist. The Directors noted the Portfolio’s significant improvement in relative performance. The Directors also noted that the Portfolio’s sub-advisory fee was below its peer group average, in the 28th percentile. Overall, the Board concluded that the Portfolio’s performance was satisfactory and that the sub-advisory fee was reasonable.

After consideration of the foregoing, the Board reached the following conclusions regarding the sub-advisory agreement with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Sub-Adviser had demonstrated that it possessed the capability and resources to perform the duties required of it under the sub-advisory agreement; (b) the investment philosophy, strategies and techniques of the Sub-Adviser were appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser was likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Adviser maintained appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors unanimously concluded that approval of the continuation of the sub-advisory agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Directors, voted unanimously to approve the continuation of the sub-advisory agreement for each Portfolio.

157	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2013 (Unaudited)

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2013 and held through June 30, 2013.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2013	Ending Investment Value 6/30/2013	Expense Paid During Period* 1/1/2013 – 6/30/2013	Expense Ratio During Period 1/1/2013 – 6/30/2013 (Annualized)
Equity	$1,000.00	$1,153.20	$4.64	0.87%
Money Market	1,000.00	$1,000.00	$0.30	0.06%
Bond	1,000.00	$972.80	$3.18	0.65%
Omni	1,000.00	$1,101.70	$4.17	0.80%
International	1,000.00	$971.80	$4.60	0.94%
Capital Appreciation	1,000.00	$1,142.80	$4.68	0.88%
Millennium	1,000.00	$1,175.90	$5.18	0.96%
International Small-Mid Company	1,000.00	$1,058.70	$6.18	1.21%
Aggressive Growth	1,000.00	$1,062.00	$4.91	0.96%
Small Cap Growth	1,000.00	$1,176.40	$5.77	1.07%
Mid Cap Opportunity	1,000.00	$1,109.80	$5.02	0.96%
S&P 500® Index	1,000.00	$1,135.30	$2.44	0.46%
Strategic Value	1,000.00	$1,109.10	$4.13	0.79%
High Income Bond	1,000.00	$1,015.50	$3.85	0.77%
Capital Growth	1,000.00	$1,129.80	$5.39	1.02%
Nasdaq-100® Index	1,000.00	$1,097.80	$2.70	0.52%
Bristol	1,000.00	$1,144.50	$4.41	0.83%
Bryton Growth	1,000.00	$1,148.90	$4.80	0.90%
U.S. Equity	1,000.00	$1,146.10	$5.21	0.98%
Balanced	1,000.00	$1,086.90	$3.93	0.76%
Income Opportunity	1,000.00	$1,133.50	$6.29	1.19%
Target VIP	1,000.00	$1,132.70	$4.39	0.83%
Target Equity/Income	1,000.00	$1,168.70	$4.30	0.80%
Bristol Growth	1,000.00	$1,122.00	$4.63	0.88%

158	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2013 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 1/1/2013	Ending Investment Value 6/30/2013	Expense Paid During Period* 1/1/2013 – 6/30/2013	Expense Ratio During Period 1/1/2013 – 6/30/2013 (Annualized)
Equity	$1,000.00	$1,020.48	$4.36	0.87%
Money Market	1,000.00	$1,024.50	$0.30	0.06%
Bond	1,000.00	$1,021.57	$3.26	0.65%
Omni	1,000.00	$1,020.83	$4.01	0.80%
International	1,000.00	$1,020.13	$4.71	0.94%
Capital Appreciation	1,000.00	$1,020.43	$4.41	0.88%
Millennium	1,000.00	$1,020.03	$4.81	0.96%
International Small-Mid Company	1,000.00	$1,018.79	$6.06	1.21%
Aggressive Growth	1,000.00	$1,020.03	$4.81	0.96%
Small Cap Growth	1,000.00	$1,019.49	$5.36	1.07%
Mid Cap Opportunity	1,000.00	$1,020.03	$4.81	0.96%
S&P 500® Index	1,000.00	$1,022.51	$2.31	0.46%
Strategic Value	1,000.00	$1,020.88	$3.96	0.79%
High Income Bond	1,000.00	$1,020.98	$3.86	0.77%
Capital Growth	1,000.00	$1,019.74	$5.11	1.02%
Nasdaq-100® Index	1,000.00	$1,022.22	$2.61	0.52%
Bristol	1,000.00	$1,020.68	$4.16	0.83%
Bryton Growth	1,000.00	$1,020.33	$4.51	0.90%
U.S. Equity	1,000.00	$1,019.93	$4.91	0.98%
Balanced	1,000.00	$1,021.03	$3.81	0.76%
Income Opportunity	1,000.00	$1,018.89	$5.96	1.19%
Target VIP	1,000.00	$1,020.68	$4.16	0.83%
Target Equity/Income	1,000.00	$1,020.83	$4.01	0.80%
Bristol Growth	1,000.00	$1,020.43	$4.41	0.88%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (181 days) divided by the number of days in the fiscal year (365 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

159

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2013 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Legth of Time Served	Number of Portfolios	Principal Occupation(s) and Other Directorships During Past Five Years
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	70	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	24	Professor of Economics: University of Cincinnati

John I. Von Lehman One Financial Way Cincinnati, Ohio	60	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	24	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Commitee Member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	58	Director, Member of Audit and Independent Directors Committees	Indefinite; Since April 2012	24	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director, ALLETE, Inc. (2004-present)
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	73	Chairman and Director	Indefinite; Since July 1997	24	Insurance industry consultant (April 2010 to present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President, CEO, and Director: NSLA (2002-2010), Director: ONI and various affiliated companies (1997-2010), Cincinnati Symphony Orchestra, Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners’ Association.
Officers

Christopher A. Carlson One Financial Way Cincinnati, Ohio	54	President	Indefinite; Since March 2000	24	Executive Vice President and Chief Investment Officer: ONLIC; President and Director: ONI; Chief Investment Officer: NSLA; Officer and Director of various other Ohio National-affiliated companies. Prior to March 2010, was Vice President of the Fund.

Thomas A. Barefield One Financial Way Cincinnati, Ohio	60	Vice President	Indefinite; Since February 1998	24	Executive Vice President — Distribution: ONLIC; Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.; Recent graduate of class XXIX of Leadership Cincinnati.

R. Todd Brockman One Financial Way Cincinnati, Ohio	44	Treasurer	Indefinite; Since August 2004	24	Second Vice President, Mutual Fund Operations: ONLIC and NSLA; Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	39	Secretary	Indefinite; Since March 2005	24	Senior Associate Counsel: ONLIC; Secretary: ONI; Officer of various other Ohio National-affiliated companies.

Julie T. Thomas One Financial Way Cincinnati, Ohio	50	Chief Compliance Officer	Indefinite; Since June 2013	24	Assistant Vice President: ONLIC; Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies. Prior to June 2013, was Fund Compliance Director; Prior to January 2011, was Fund Compliance Officer.

Catherine E. Gehr One Financial Way Cincinnati, Ohio	41	Assistant Treasurer	Indefinite; Since March 2005	24	Manager, Mutual Fund Operations: ONLIC; Assistant Treasurer: ONI.

Emily Bae One Financial Way Cincinnati, Ohio	28	Assistant Secretary	Indefinite; Since May 2013	24	Assistant Secretary: ONI; Assistant Counsel: ONLIC. Prior to May 2013, was Counsel with Goodyear Tire & Rubber Company.

160

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-13

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Mr. John I. VonLehman. Mr. VonLehman is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Fiscal year ended December 31, 2012: $292,000
Fiscal year ended December 31, 2011: $284,000

(b)	Audit-Related Fees.

Professional services rendered in connection with the consent on the Fund’s N1A filing.

Fiscal year ended December 31, 2012: $5,000
Fiscal year ended December 31, 2011: $5,000

(c)	Tax Fees. None.
(d)	All Other Fees. None.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)  Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2012 and 2011, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Christopher A. Carlson
Christopher A. Carlson
President
September 6, 2013

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer
September 6, 2013